As filed with the Securities and Exchange Commission on October 7, 1998

                                                      Registration No. 333-61305
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        PRE-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                                ---------------

              IMPERIAL CREDIT COMMERCIAL MORTGAGE ACCEPTANCE CORP.
             (Exact name of Registrant as specified in its charter)

           California                                            95-4649530
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                            11601 Wilshire Boulevard
                                    No. 2080
                          Los Angeles, California 90025
                                 (310) 231-1280
               (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)

                            Norbert M. Seifert, Esq.
              Imperial Credit Commercial Mortgage Acceptance Corp.
                            11601 Wilshire Boulevard
                                    No. 2080
                          Los Angeles, California 90025
                                 (310) 231-1280
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                             Michael S. Gambro, Esq.
                        Cadwalader, Wickersham & Taft
                                100 Maiden Lane
                            New York, New York 10038
                                 (212) 504-6825

                                ---------------

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| __________
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                         CALCULATION OF REGISTRATION FEE

   Title of                       Proposed
  Securities        Amount        Maximum           Proposed         Amount of
    to Be           to Be      Offering Price   Maximum Aggregate   Registration
  Registered(1)   Registered    Per Unit(2)     Offering Price(2)       Fee
  -------------   ----------   --------------   -----------------   ------------



Collateralized
Mortgage Bonds    $1,000,000        100%           $1,000,000         $295(3)
==============    ==========        ====           ==========         =======



(1) This Registration Statement and the registration fee pertain to the initial offering of Collateralized Mortgage Bonds registered hereunder by the Registrant and to offers and sales relating to market-making transactions by Imperial Capital Group, LLC, an affiliate of the Registrant. The amount of Collateralized Mortgage Bonds that may be initially offered hereunder and the registration fee shall not be affected by any offers and sales relating to any such market making transactions.
(2) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee.
(3)  Previously paid.


     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

                                INTRODUCTORY NOTE

     This Registration Statement contains a form of Prospectus relating to the offering of series of Collateralized Mortgage Bonds by various Owner Trusts created from time to time by Imperial Credit Commercial Mortgage Acceptance Corp. and a form of Prospectus Supplement relating to the offering by an Owner Trust of the particular series of Collateralized Mortgage Bonds described therein. The form of Prospectus Supplement relates only to the securities described therein and is a form that may be used by Imperial Credit Commercial Mortgage Acceptance Corp. to offer Collateralized Mortgage Bonds under this Registration Statement.

                  SUBJECT TO COMPLETION, DATED OCTOBER 7, 1998


PROSPECTUS
                          Collateralized Mortgage Bonds
                              (Issuable in Series)

              IMPERIAL CREDIT COMMERCIAL MORTGAGE ACCEPTANCE CORP.
                                    Depositor


     The Collateralized Mortgage Bonds (the "Bonds") offered hereby and by Supplements to this Prospectus (the "Offered Bonds") will be offered from time to time in one or more series (each, a "Series"). Each Series of Bonds will be issued by an owner trust (an "Owner Trust") established by Imperial Credit Commercial Mortgage Acceptance Corp. (the "Depositor") pursuant to an Indenture. Each Series of Bonds will be secured by a pledge of some or all of the assets of the Owner Trust (with respect to any Series, the "Collateral") consisting of, among other things, one or more segregated pools of various types of multifamily or commercial mortgage loans (collectively, the "Mortgage Loans"). If so specified in the related Prospectus Supplement, some or all of the Mortgage Loans will include assignments of the leases of the related Mortgaged Properties (as defined herein) and/or assignments of the rental payments due from the lessees under such leases (each type of assignment, a "Lease Assignment"). A significant or the sole source of payments on certain Commercial Loans (as defined herein) and, therefore, of payments on certain Series of Bonds, will be such rental payments. If so specified in the related Prospectus Supplement, the Collateral for a Series of Bonds may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any Series, collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any Series, collectively, "Cash Flow Agreements"). See "Description of the Collateral," "Description of the Bonds" and "Description of Credit Support."


     Each Series of Bonds will  consist of one or more classes of Bonds that may
(i) provide for the accrual of interest thereon based on fixed, variable or floating rates; (ii) be senior or subordinate to one or more other classes of Bonds in respect of certain payments on the Bonds; (iii) be entitled to principal payments, with disproportionately low, nominal or no interest payments; (iv) be entitled to interest payments, with disproportionately low, nominal or no principal payments; (v) provide for payments of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Bonds of such Series; (vi) provide for payments of principal sequentially, based on specified payment schedules or other methodologies; and/or (vii) provide for payments based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Bonds. See "Description of the Bonds."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Prospective investors should consider the material risks discussed under the caption "Risk Factors" beginning on page 23 herein and discussed under the caption "Risk Factors" in the related Prospectus Supplement before purchasing any Offered Bond.

     Prior to issuance there will have been no market for the Bonds of any Series and there can be no assurance that a secondary market for any Offered Bonds will develop or that, if it does develop, it will continue. It is not expected that any application will be made to list the Bonds of a Series on any securities exchange or quote the Bonds in the automated quotation system of any registered securities association. Accordingly, the liquidity of the Bonds may be limited. This Prospectus may not be used to consummate sales of the Offered Bonds of any Series unless accompanied by the Prospectus Supplement for such Series.

     Offers of the Offered Bonds may be made through one or more different methods, including offerings through underwriters as more fully described herein and in the related Prospectus Supplement.

     Principal and interest with respect to Bonds will be payable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Payments on the Bonds of any Series will be made only from the assets of the related Collateral.

     The Bonds of each Series will not represent an obligation of or interest in the Depositor, any Master Servicer, any Special Servicer or any of their respective affiliates, except to the limited extent that the Bonds of each Series will represent limited recourse obligations of one or more Owner Trusts. The Bonds or the Mortgage Loans will be guaranteed or insured by a governmental agency or instrumentality or by any other person if and only to the extent expressly provided in the related Prospectus Supplement. The Collateral will be held in trust for the benefit of the holders of the related Series of Bonds pursuant to an Indenture, as more fully described herein.

     The yield on each class of Bonds of a Series will be affected by, among other things, the rate of payment of principal (including prepayments, repurchase and defaults) on the related Mortgage Loans and the timing of receipt of such payments as described under the caption "Yield Considerations" herein and in the related Prospectus Supplement. The Bonds of any Series may be subject to optional redemption prior to Stated Maturity (as defined herein) under the circumstances described herein and in the related Prospectus Supplement. See "Description of the Bonds--Optional Redemption."


                 The Date of this Prospectus is October 7, 1998

                                TABLE OF CONTENTS

                                                                            Page

PROSPECTUS SUPPLEMENT.......................................................
AVAILABLE INFORMATION.......................................................
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE...........................
SUMMARY OF PROSPECTUS.......................................................
RISK FACTORS................................................................

Limited Assets for Payment of Bonds.........................................
     Limited Liquidity for Bonds............................................
     Rate of Prepayments on Mortgage Loans May Adversely Affect
          Average Lives and Yields of Bonds.................................
     Optional Redemption of Bonds May Adversely Affect Average Lives
          and Yields of Bonds...............................................

     Limited Nature of Ratings..............................................

     Subordination of Subordinate Bonds.....................................
     Pass-Through Rate Considerations.......................................
     Pass-Through Rate Considerations.......................................
     Pass-Through Rate Considerations.......................................

     Limited Issuer Events of Default.......................................
     Bondholders Have Limited Ability to Force Sale of Collateral
          following Non-Payment of Principal or Interest....................
     Bankruptcy or Insolvency of the Issuer.................................
     Factors Which May Increase the Risk of Losses on Mortgage
          Loans Secured by Multifamily/Commercial Property Versus
          Single Family Property............................................
     Increased Risk of Losses in Connection with Commercial Loans and Leases........................................................

     Risks Particular to Multifamily Properties.............................
     Risks Particular to Retail Properties..................................
     Risks Particular to Office Properties..................................
     Risks Particular to Industrial Properties..............................

     Risks of Loss on Balloon Payment Loan if Obligor is Unable to
          Refinance or Sell Related Property................................
     Increased Risk of Losses on Foreclosure of Junior Mortgage
          Loans.............................................................
     Risks Associated with Obligor Default..................................
     Risks Associated with Mortgagor Type...................................
     Credit Support Limitations.............................................
     Risk of Unenforceability of Certain Mortgage Provisions................
     Environmental Risks....................................................

     Increased Risk of Loss if Mortgage Loans Include Delinquent
          Mortgage Loans....................................................

     ERISA Considerations...................................................
     Risks Associated with Control of Voting Rights.........................

     Owners of Book-Entry Bonds Not Entitled to Exercise Rights
          of Holders of Bonds...............................................
     Risk of Default Under Derivative Contracts.............................

     Owners of Book-Entry Bonds Not Entitled to Exercise Rights
          of Holders of Bonds...............................................
DESCRIPTION OF THE COLLATERAL...............................................
     General................................................................
     Mortgage Loans.........................................................
          Leases............................................................
          Default and Loss Considerations with Respect to the
               Mortgage Loans...............................................
          Loan-to-Value Ratio...............................................
          Mortgage Loan Information in Prospectus Supplements...............
          Payment Provisions of the Mortgage Loans..........................
          Accounts..........................................................
          Credit Support....................................................
          Cash Flow Agreements..............................................
USE OF PROCEEDS.............................................................
YIELD CONSIDERATIONS........................................................
     General................................................................
     Interest Rate..........................................................
     Timing of Payment of Interest..........................................
     Payments of Principal; Prepayments.....................................
     Prepayments, Maturity and Weighted Average Life........................
     Other Factors Affecting Weighted Average Life..........................
          Type of Mortgage Loan.............................................
          Foreclosures and Payment Plans....................................
          Due-on-Sale and Due-on-Encumbrance Clauses........................
          Single Mortgage Loan or Single Mortgagor..........................
THE DEPOSITOR...............................................................
THE OWNER TRUST.............................................................
DESCRIPTION OF THE BONDS....................................................
     General................................................................
     Payments...............................................................
     Available Payment Amount...............................................
     Payments of Interest on the Bonds......................................
     Payments of Principal of the Bonds.....................................
     Components.............................................................
     Payments on the Bonds of Prepayment Premiums or in Respect
          of Equity Participations..........................................
     Allocation of Losses and Shortfalls....................................
     Advances in Respect of Delinquencies...................................
     Reports to Bondholders.................................................
     Special Redemption of Bonds............................................
     Optional Redemption of Bonds...........................................
     Book-Entry Registration and Definitive Bonds...........................
DESCRIPTION OF THE AGREEMENTS...............................................
     Pledge of Mortgage Loans; Deposit of Release Price or
          Substitution......................................................
     Representations and Warranties; Repurchases and Other
          Remedies..........................................................
     Accounts...............................................................
          General...........................................................
          Deposits..........................................................
          Withdrawals.......................................................
          Payment Account...................................................
          Other Collection Accounts.........................................
     Collection and Other Servicing Procedures..............................
          Master Servicer...................................................
          Special Servicer..................................................
     Hazard Insurance Policies..............................................
     Rental Interruption Insurance Policy...................................
     Fidelity Bonds and Errors and Omissions Insurance......................
     Due-on-Sale and Due-on-Encumbrance Provisions..........................
     Retained Interest; Servicing Compensation and Payment
          of Expenses.......................................................
     Evidence as to Compliance..............................................
     Certain Matters Regarding each Servicer and the Depositor..............
     Servicer Events of Default.............................................
     Rights Upon Servicer Event of Default..................................
     Amendment..............................................................
     The Indenture Trustee..................................................
     Duties of the Indenture Trustee........................................
     Certain Matters Regarding the Indenture Trustee........................
     Resignation and Removal of the Indenture Trustee.......................
     Certain Terms of the Indenture.........................................
          Issuer Events of Default..........................................
          Control by Bondholders............................................
          Satisfaction and Discharge of the Indenture.......................
          Release of Collateral.............................................
          List of Bondholders...............................................
          Meetings of Bondholders...........................................
          Indenture Trustee's Annual Report.................................
          Administrator.....................................................
DESCRIPTION OF CREDIT SUPPORT...............................................
     General................................................................
     Subordinate Bonds......................................................
     Cross-Support Provisions...............................................
     Insurance or Guarantees with Respect to the Mortgage Loans.............
     Letter of Credit.......................................................
     Insurance Policies and Surety Bonds....................................
     Reserve Funds..........................................................
CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES..................
     General................................................................
     Types of Mortgage Instruments..........................................
     Interest in Real Property..............................................
     Leases and Rents.......................................................
     Personalty.............................................................
     Foreclosure............................................................
          General...........................................................
          Judicial Foreclosure..............................................
          Equitable Limitations on Enforceability of Certain
               Provisions...................................................
          Non-Judicial Foreclosure/Power of Sale............................
          Public Sale.......................................................
     Rights of Redemption...................................................
     Anti-Deficiency Legislation............................................
     Leasehold Risks........................................................
     Bankruptcy Laws........................................................
     Environmental Legislation..............................................
     Due-on-Sale and Due-on-Encumbrance.....................................
     Subordinate Financing..................................................
     Default Interest, Prepayment Premiums and Lockouts.....................
     Acceleration on Default................................................
     Applicability of Usury Laws............................................
     Certain Laws and Regulations; Types of Mortgaged Properties............
     Americans With Disabilities Act........................................
     Soldiers' and Sailors' Civil Relief Act of 1940........................
     Forfeitures in Drug and RICO Proceedings...............................
FEDERAL INCOME TAX CONSEQUENCES.............................................
     General................................................................
     Status as Real Property Loans..........................................
     Taxation of Bonds......................................................
          General...........................................................
          Original Issue Discount...........................................
          Acquisition Premium...............................................
          Variable Rate Bonds...............................................
          Market Discount...................................................
          Premium...........................................................
          Election to Treat All Interest Under the Constant
               Yield Method.................................................
          Sale or Exchange of Bonds.........................................
          Treatment of Losses...............................................
     Taxation of Certain Foreign Investors..................................
     Backup Withholding.....................................................
STATE TAX CONSIDERATIONS....................................................
CERTAIN ERISA CONSIDERATIONS................................................
LEGAL INVESTMENT............................................................
PLAN OF DISTRIBUTION........................................................
LEGAL MATTERS...............................................................
FINANCIAL INFORMATION.......................................................
RATING......................................................................
INDEX OF PRINCIPAL DEFINITIONS..............................................

     Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the Offered Bonds covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus
Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Bonds or an offer of the Offered Bonds to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

                              PROSPECTUS SUPPLEMENT

     As more particularly described herein, the Prospectus Supplement relating to the Offered Bonds of each Series will, among other things, set forth with respect to such Bonds, as appropriate: (i) a description of the class or classes of Bonds, the payment provisions with respect to each such class and the interest rate or method of determining the interest rate with respect to each such class; (ii) the aggregate principal amount and payment dates relating to such Series and, if applicable, the initial and final scheduled payment dates for each class; (iii) information as to the assets of the Owner Trust (with respect to the Bonds of any Series, the "Trust Assets") constituting the related Collateral, including the general characteristics of the assets included therein, including the Mortgage Loans and any Credit Support and Cash Flow Agreements; (iv) the circumstances, if any, under which the Bonds may be subject to call; (v) additional information with respect to the method of distribution of such Bonds; (vi) information as to any Master Servicer, any Special Servicer (or provision for the appointment thereof) and the Indenture Trustee, as applicable; (vii) information as to the nature and extent of subordination with respect to any class of Bonds that is subordinate in right of payment to any other class; and (viii) whether such Bonds will be initially issued in definitive or book-entry form.

                              AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Bonds. This Prospectus and the Prospectus Supplement relating to each Series of Bonds contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including Imperial Credit Commercial Mortgage Acceptance Corp., that file electronically with the Commission.


     To the extent described in the related Prospectus Supplement, some or all of the Mortgage Loans may, in addition to the related Mortgage, be secured by an assignment of the lessors' (i.e., the related Mortgagors') rights in one or more leases (each, a "Lease") on the related Mortgaged Property. If indicated, however, in the Prospectus Supplement for a given Series, a significant or the sole source of payments on the Mortgage Loans in such Series, and, therefore, of payments on such Bonds, will be rental payments due from specified lessees under the Leases, under such circumstances prospective investors in the related Series of Bonds may wish to consider publicly available information, if any, concerning such lessees. Reference should be made to the related Prospectus Supplement for information concerning such lessees and whether any such lessees are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.


     The Master Servicer or the Indenture Trustee will be required to mail to holders of Definitive Bonds (as defined herein) of each Series periodic unaudited reports concerning such Bonds and the related Trust Assets. Unless and until Definitive Bonds are issued, such reports will be sent on behalf of the related Issuer to Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Offered Bonds or such other person as specified in the related Prospectus Supplement, pursuant to the applicable Agreement. Such reports may be available to Beneficial Owners (as defined herein) in the Bonds upon request to their respective DTC Participants or Indirect Participants (as defined herein). See "Description of the Bonds--Reports to Bondholders" and "Description of the Agreements--Evidence as to Compliance."

     The Depositor will file or cause to be filed with the Commission such periodic reports with respect to the Offered Bonds of each Series and the related Trust Assets as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, for so long as such reports are required to be filed. Because of the limited number of Bondholders expected for each Series, the Depositor anticipates that a significant portion of such reporting requirements will be permanently suspended following the first fiscal year for the related Issuer.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to the Offered Bonds of each Series and the related Trust Assets pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of an offering of such Offered Bonds. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Bonds, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Bonds, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to Imperial Credit Commercial Mortgage Acceptance Corp., 11601 Wilshire Boulevard, No. 2080, Los Angeles, California 90025, Attention: Secretary. The Depositor has determined that its financial statements are not material to the offering of any Offered Bonds.

                              SUMMARY OF PROSPECTUS

     The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Bonds contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such Series. An Index of Principal Definitions is included at the end of this Prospectus beginning on page 123.

Title of Bonds.................... Collateralized  Mortgage Bonds (the "Bonds"),
                                   issuable in Series.

Depositor......................... Imperial    Credit    Commercial     Mortgage
                                   Acceptance Corp., a direct wholly-owned subsidiary of Imperial Credit Commercial Mortgage Investment Corp., a Maryland corporation ("ICCMIC"). See "The Depositor."

Issuer............................ With  respect  to each  Series of Bonds,  the
                                   Owner Trust that will act as the issuer of such Series of Bonds (in such capacity, the "Issuer"), to be formed pursuant to a deposit trust agreement.

Master Servicer................... The master servicer (the "Master  Servicer"), if any, for each Series of Bonds, which may be an affiliate of the Depositor, will be named in the related Prospectus Supplement. See "Description of the Agreements-- Collection and Other Servicing Procedures."

Special Servicer.................. The   special    servicer    (the    "Special
                                   Servicer"), if any, for each Series of Bonds, which may be an affiliate of the Depositor, will be named, or the circumstances in accordance with which a Special Servicer will be appointed will be described, in the related Prospectus Supplement. See "Description of the Agreements--Special Servicers."

Indenture Trustee................. The   indenture   trustee   (the   "Indenture
                                   Trustee") for each Series of Bonds will be named in the related Prospectus Supplement. The Indenture Trustee will be a bank or trust company qualified under the Trust Indenture Act of 1939, as amended (the "TIA"). See "Description of the Agreements--The Indenture Trustee."

Collateral........................ Each   Series   of   Bonds   will   represent
                                   indebtedness of the related Issuer and will be secured by the Collateral which will consist primarily of:

(a) Special Payment Provisions.... The  Mortgage  Loans  with  respect  to  each
                                   Series of Bonds may be subject to various types of payment provisions as specified in the related Prospectus Supplement, and may include Balloon Payment Loans. See "Description of the Collateral--Payment Provisions of the Mortgage Loans."


(b) Mortgage Loans................ The  Mortgage  Loans  with  respect  to  each
                                   Series of Bonds will consist of a pool of multifamily and/or commercial mortgage loans (collectively, the "Mortgage Loans"). The Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates. The Mortgage Loans will be guaranteed or insured by a governmental agency or instrumentality or other person only if and to the extent expressly provided in the related Prospectus Supplement. As more specifically described herein, the Mortgage Loans will be secured by first or junior liens on, or security interests in, properties consisting of (i) residential properties consisting of five or more rental or cooperatively owned dwelling units (the "Multifamily Properties") or (ii) office buildings, retail stores and establishments, hotels or motels, nursing homes, assisted living facilities, continuum care facilities, day care centers, schools, hospitals or other healthcare related facilities, industrial
                                   properties,       warehouse       facilities,
                                   mini-warehouse    facilities,    self-storage
                                   facilities,       distribution       centers,
                                   transportation centers, parking facilities, entertainment and/or recreation facilities, movie theaters, restaurants, golf courses, car washes, automobile dealerships, mobile home parks, mixed use (including mixed commercial uses and mixed commercial and residential uses) and/or unimproved land (the "Commercial Properties"). It is anticipated that the Mortgagors will be required to maintain hazard insurance on the Mortgaged Properties in accordance with the terms of the underlying Mortgage Loan documents. The term "Mortgaged Properties" shall refer to Multifamily Properties or Commercial Properties, or both.


                                   To the extent described in the related Prospectus Supplement, some or all of the Mortgage Loans may also be secured by an assignment of one or more leases (each, a
                                   "Lease") of one or more lessees (each, a "Lessee") of all or a portion of the related Mortgaged Properties. A significant or the sole source of payments on certain Commercial Loans (as defined herein) will be the rental payments due under specified Leases. The Commercial Loans will have significant sources of payments thereon other than the rental payments due under the Leases only if and to the extent expressly provided in the related Prospectus Supplement. In certain circumstances, with respect to Commercial Properties, the material terms and conditions of the related Leases may be set forth in the related Prospectus Supplement. See "Description of the Collateral--Mortgage Loans--Leases" and "Risk Factors--Limited Assets" herein.


                                   The Mortgaged Properties may be located in any one of the fifty states, the District of Columbia, Guam, the Commonwealth of Puerto Rico or any other territory of the United States. All Mortgage Loans will have been originated by persons other than the Depositor, and all Mortgage Loans will have been purchased or otherwise acquired, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related Series of Bonds. The related Prospectus Supplement will indicate if any such persons are affiliates of the Depositor.


                                   Each Mortgage Loan may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Interest Rate") that is fixed over its term or that adjusts from time to time, or is partially fixed and partially floating or that may be converted from a floating to a fixed Mortgage Interest Rate, or from a fixed to a floating Mortgage Interest Rate, from time to time at the Mortgagor's election, in each case as described in the related Prospectus Supplement. The floating Mortgage Interest Rates on the Mortgage Loans constituting the Collateral for a Series of Bonds may be based on one or more indices. Each Mortgage Loan may provide for scheduled payments to maturity, payments that adjust from time to time to accommodate changes in the Mortgage Interest Rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment, in each case as described in the related Prospectus Supplement. The Mortgage Loans may provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or at such other interval as is specified in the related Prospectus Supplement. See "Description of the Collateral--Payment Provisions of the Mortgage Loans."

(c) Collection Accounts........... The  Collateral for each Series of Bonds will include one or more accounts established and maintained on behalf of the Bondholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement, deposit all payments and collections received or advanced with respect to the Mortgage Loans and other Collateral. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related Prospectus Supplement. See "Description of the Agreements--Payment Account and Other Collection Accounts."


(d) Credit Support................ If so  provided  in  the  related  Prospectus
                                   Supplement, partial or full protection against certain defaults and losses on the Mortgage Loans constituting the related Collateral may be provided to one or more classes of Bonds of the related Series in the form of subordination of one or more other classes of Bonds of such Series, which other classes may include one or more classes of Offered Bonds, or by one or more other types of credit support, such as a letter of credit, insurance policy, reserve fund or another type of credit support, or a combination thereof (any such coverage with respect to the Bonds of any Series, "Credit Support"). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus Supplement for a Series of Bonds. See "Risk Factors--Credit Support Limitations" and "Description of Credit Support."

                                   If the Mortgage Loans collateralizing a Series of Bonds are divided into separate groups, each supporting a separate class or classes of Bonds of the Series, credit support may be provided by cross-support provisions requiring that payments be made on Senior Bonds backed by interests in one group of Mortgage Loans prior to payments on Subordinate Bonds backed by interests in a different group of Mortgage Loans for the same Series. The Prospectus Supplement for a Series that includes a cross-support provision will describe the manner in which such provisions will work. See "Description of Credit Support--Cross-Support Provisions."

(e) Cash Flow Agreements.......... If so  provided  in  the  related  Prospectus
                                   Supplement, the Collateral may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related Series will be invested at a specified rate. Such guaranteed investment contracts will not provide more than 20% of the anticipated cash flow of the Collateral for any Series. The Collateral may also include certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Loans of one or more classes of Bonds. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus Supplement for the related Series. In addition, the related Prospectus Supplement will provide certain information with respect to the obligor under any such Cash Flow Agreement. See "Description of the Collateral--Cash Flow Agreements."


Description of Bonds.............. Each Series of Bonds will be issued  pursuant to an indenture (each, an "Indenture"), will represent indebtedness of the related Issuer (which will be formed pursuant to a deposit trust agreement (each, a "Deposit Trust Agreement") between the Depositor and the Owner Trustee specified in the Prospectus Supplement, and will be secured by, among other things, a pledge of Collateral that includes Mortgage Loans (or a specified group thereof). The Mortgage Loans shall be serviced pursuant to a servicing agreement. Indentures, deposit trust agreements and servicing agreements are referred to herein as the "Agreements".


                                   Each Series of Bonds will include one or more classes. Each class of Bonds (other than Interest Only Bonds, as defined below) will have a Bond Principal Amount and (other than Principal Only Bonds, as defined below) will accrue interest thereon based on a fixed, variable or floating interest rate. The related Prospectus Supplement will further specify the Bond Principal Amount, if any, and the interest rate, if any, for each class of Bonds or, in the case of a variable or floating interest rate, the method for determining the interest rate.


Payments on Bonds................. Each  Series of Bonds will  consist of one or more classes of Bonds that may (i) provide for the accrual of interest thereon based on fixed, variable or floating rates; (ii) be senior (collectively, "Senior Bonds") or subordinate (collectively, "Subordinate
                                   Bonds") to one or more other classes of Bonds in respect of certain payments on the Bonds;
                                   (iii) be entitled to principal payments, with disproportionately low, nominal or no interest payments (collectively, "Principal Only Bonds"); (iv) be entitled to interest payments, with disproportionately low, nominal or no principal payments (collectively, "Interest Only Bonds"); (v) provide for payments of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Bonds of such Series (collectively, "Accrual Bonds"); (vi) provide for payments of principal sequentially, based on specified payment schedules or other methodologies; and/or (vii) provide for payments based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph, including a Principal Only Bond component and a Interest Only Bond component, to the extent of available funds, in each case as described in the related Prospectus Supplement. With respect to Bonds with two or more components, references herein to Bond Principal Amount, notional amount and interest rate refer to the principal balance, if any, notional amount, if any, and the interest rate, if any, for any such component.

                                   The Bonds or the  underlying  Mortgage  Loans
                                   will be guaranteed or insured by a governmental agency or instrumentality, the Depositor, any Servicer or any of their affiliates only if and to the extent expressly provided in the related Prospectus Supplement. See "Risk Factors--Limited Assets for Payment of Bonds" and "Description of the Bonds."

(a) Interest...................... Interest  on  each  class  of  Offered  Bonds
                                   (other than Principal Only Bonds and certain classes of Interest Only Bonds) of each Series will accrue at the applicable interest rate on the outstanding Bond Principal Amount thereof and will be paid to Bondholders as provided in the related Prospectus Supplement (each of the specified dates on which payments are to be made, a "Payment Date"). Payments with respect to interest on Interest Only Bonds may be made on each Payment Date on the basis of a notional amount as described in the related Prospectus Supplement. Payments of interest with respect to one or more classes of Bonds may be reduced to the extent of certain delinquencies, losses, prepayment interest shortfalls, and other contingencies described herein and in the related Prospectus Supplement. Principal Only Bonds with no stated interest rate will not accrue interest. See "Risk Factors--Rate of Prepayments on Mortgage Loans and Priority of Payment of Bonds May Adversely Affect Average Lives and Yields of Bonds," "Yield Considerations" and "Description of the Bonds--Payments of Interest on the Bonds."

(b) Principal..................... The Bonds of each Series  initially will have an aggregate Bond Principal Amount specified in the related Prospectus Supplement. The Bond Principal Amount of a Bond outstanding from time to time represents the maximum amount that the holder thereof is then entitled to receive in respect of principal from future cash flow on the related Collateral. Payments of principal will be made on each Payment Date or such other date specified in the related Prospectus Supplement to the class or classes of Bonds entitled thereto in accordance with the provisions described in such Prospectus Supplement. Payments of principal of any class of Bonds will be made on a pro rata basis among all of the Bonds of such class or by random selection or such other basis as specified in the related Prospectus Supplement, as described in the related Prospectus Supplement or otherwise established by the related Indenture Trustee. Interest Only Bonds with no Bond Principal Amount will not receive payments in respect of principal. See "Description of the Bonds--Payments of Principal of the Bonds."

Advances.......................... If so  specified  in the  related  Prospectus
                                   Supplement, the Master Servicer or the Special Servicer (each, a "Servicer") will be obligated as part of its servicing responsibilities to make certain advances with respect to delinquent scheduled payments on the Mortgage Loans constituting such Collateral. If so specified in the related Prospectus Supplement, another entity will be required to make such advances in the event the Servicer fails to do so. Any such advances will be made under and subject to any determinations or conditions set forth in the related Prospectus Supplement. Neither the Depositor nor any of its affiliates will have any responsibility to make such advances. Advances are reimbursable generally from subsequent recoveries in respect of such Mortgage Loans and otherwise to the extent described herein and in the related Prospectus Supplement. If and to the extent provided in the Prospectus Supplement for any Series, each Servicer or another entity will be entitled to receive interest on its outstanding advances, payable from the sources specified in such Prospectus Supplement. See "Description of the Bonds--Advances in Respect of Delinquencies."

Stated Maturity of the Bonds...... The "Stated Maturity" for each class of Bonds is the date as of which all the Bonds of such class will be required to be fully paid. However, the actual maturity of any Bond may occur earlier, and even significantly earlier, than its Stated Maturity, depending, in part, on the rate of principal payments on the related Mortgage Loans. The rate of principal payments (and of principal prepayments in particular) on the Mortgage Loans pledged as security for any Series of Bonds will depend on a variety of factors, including the characteristics of such Mortgage Loans and the prevailing level of interest rates from time to time, as well as on a variety of economic, demographic, geographic, tax, legal and other factors. No assurance can be given as to the actual prepayment experience of such Mortgage Loans. The Stated Maturity for each class of Offered Bonds will be set forth in the related
                                   Prospectus Supplement. See "Yield and Maturity Considerations".

Special Redemption of Bonds....... If so  specified  in the  related  Prospectus
                                   Supplement, a Series of Bonds will be subject to a special redemption (any date on which a special redemption may and does occur, a "Special Redemption Date"), in whole or in part, if, as a result of prepayment experience on the related Mortgage Loans or low reinvestment yields or both, the Indenture Trustee determines (based on assumptions, if any, specified in the related Indenture and after giving effect to the amounts, if any, available to be withdrawn from or under any reserve fund or instrument constituting Credit Support or a Cash Flow Agreement for such Series) that the amount anticipated to be available in the Payment Account for such Series on the date specified in the related Prospectus Supplement, will be insufficient to meet debt service requirements on any portion of the Bonds. Any such redemption would be limited to certain collections, including the aggregate amount of all scheduled principal payments and prepayments, received on the related Mortgage Loans since the last Payment Date or Special Redemption Date, whichever is later, and may shorten the maturity of any Bond so redeemed by no more than the period between the date of such special redemption and the next Payment Date. All payments of principal pursuant to any special redemption will be made in the order of priority and manner specified in the related Prospectus Supplement. Bonds subject to special redemption shall be redeemed on the applicable Special Redemption Date at a price (the "Redemption Price") equal to 100% (or such other percentage specified in the related Prospectus Supplement) of the principal amount of such Bonds, or portions thereof, so redeemed, plus accrued interest thereon to the date specified in the related Prospectus Supplement. To the extent described in the related Prospectus Supplement, a Series of Bonds may be subject to special redemption in whole or in part following certain defaults under an agreement constituting Credit Support and upon the occurrence of certain other events, at the Redemption Price. See "Description of the Bonds--Special Redemption of Bonds".

Optional Redemption of Bonds...... If and to the extent specified in the related
                                   Prospectus Supplement, one or more classes of Bonds of any Series may be redeemed in whole or in part, at the Issuer's option, on any Payment Date on or after the date specified in the related Prospectus Supplement and at the Redemption Price equal to 100% of the principal amount of such Bonds, or portions thereof, so redeemed, plus accrued interest thereon to the date specified in the related Prospectus Supplement. Any such optional redemption may occur at a time when a significant portion of the aggregate Bond Principal Amount of all the classes of Bonds that will be so redeemed, remains outstanding (that is, a time when the aggregate Bond Principal Amount of such classes of Bonds is greater than 25% of the initial aggregate Bond Principal Amount thereof). See "Description of the Bonds--Optional Redemption of Bonds".

Registration of Bonds............. If so  provided  in  the  related  Prospectus
                                   Supplement, one or more classes of the Offered Bonds will initially be represented by one or more Bonds, registered in the name of Cede & Co., as the nominee of DTC. No person acquiring an interest in Offered Bonds so registered will be entitled to receive a definitive bond, representing such person's interest except in the event that definitive bonds are issued under the limited circumstances described herein. See "Risk Factors--Owners of Book-Entry Bonds Not Entitled to Exercise Rights of Holders of Bonds" and "Description of the Bonds--Book-Entry Registration and Definitive Bonds."


Material Tax Consequences......... In the opinion of  Cadwalader,  Wickersham  &
                                   Taft, special counsel to the Depositor, the Bonds of each Series will constitute evidences of indebtedness of the related Issuer treated as debt instruments for federal income tax purposes. For further information regarding federal income tax consequences of an investment in the Bonds, see "Federal Income Tax Consequences" herein.


Certain ERISA Considerations...... A fiduciary of any  retirement  plan or other employee benefit plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan") should carefully review with its legal advisors whether the purchase or holding of the Bonds could give rise to a transaction prohibited or not otherwise permissible under ERISA or
                                   Section 4975 of the Code. See "Certain ERISA Considerations" herein and in the related Prospectus Supplement.

Legal Investment.................. The  related   Prospectus   Supplement   will
                                   specify whether the Offered Bonds will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. The appropriate characterization of the Offered Bonds under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Offered Bonds, may be subject to significant interpretive uncertainties.
                                   Investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Offered Bonds constitute legal investments for them. See "Legal Investment" herein and in the related Prospectus Supplement.

Rating............................ At the date of  issuance,  as to each Series, each class of Offered Bonds will be rated in one of the four highest rating categories by one or more nationally recognized statistical rating agencies (each, a "Rating Agency"). See "Rating" herein and in the related Prospectus Supplement.

                                   A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

Material Risks.................... Prospective investors are urged to read "Risk
                                   Factors" herein and in the applicable Prospectus Supplement for a discussion of the material risks associated with an investment in the Bonds.

No Listing of Bonds............... It is not expected that any application  will be made to list the Bonds of a Series or any securities exchange or quote the Bonds in the automated quotation system of any registered securities association.

                                  RISK FACTORS


     Investors should carefully consider the following material risks and certain other factors as may be set forth in the Prospectus Supplement under "Risk Factors" before making an investment decision. In particular, payment on the Offered Bonds will depend on payments received on and other recoveries with respect to the Mortgage Loans. Therefore, you should carefully consider the risk factors relating to the mortgage loans and the mortgaged properties.

     The risks and uncertainties described below are not the only ones relating to the Offered Bonds. Additional risks and uncertainties not presently known to the Depositor or that the Depositor currently deems immaterial may also impair your investment.

     If any of the following risks actually occur, your investment could be materially and adversely affected.


Limited Assets for Payment of Bonds


     Since the Issuer's only assets will generally be those securing the Bonds of a Series, investors should look to such assets as the sole source of payments on their Bonds. The Bonds of each Series will not represent an obligation of or interest in the Depositor, any Master Servicer, any Special Servicer or any of their respective affiliates, except to the limited extent that the Bonds of each Series will represent limited recourse obligations of one or more Owner Trusts. The only other obligations with respect to the Bonds or the Mortgage Loans will be the obligations (if any) of the Depositor (or, if provided in the related Prospectus Supplement, the person identified therein as the person making certain representations and warranties with respect to the Mortgage Loans, as applicable, the "Warrantying Party") pursuant to certain limited representations and warranties made with respect to the Mortgage Loans. Since certain representations and warranties with respect to the Mortgage Loans may have been made and/or assigned in connection with transfers of such Mortgage Loans prior to the Closing Date, the rights of the Indenture Trustee and the Bondholders with respect to such representations or warranties will be limited to their rights as an assignee thereof. The Depositor, any Servicer or any affiliate thereof will have an obligation with respect to the representations and warranties made by another entity only if and to the extent expressly provided in the related Prospectus Supplement.


     The Bonds or the underlying Mortgage Loans will be guaranteed or insured by a governmental agency or instrumentality, the Depositor, any Servicer or any of their affiliates only if and to the extent expressly provided in the related Prospectus Supplement. Proceeds of the related Collateral for each Series of Bonds (including the Mortgage Loans and any form of credit enhancement) will be the sole source of payments on the Bonds, and there will be no recourse to the Depositor or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the Bonds.


     Bondholders of a Series will have a claim against or security interest in the Collateral for any other Series of Bonds if and only to the extent expressly provided in the related Prospectus Supplement. If the related Trust Assets constituting the Collateral is insufficient to make payments on such Bonds, no other assets (including any Trust Assets not constituting the Collateral, if any) will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the Payment Account, the Collection Account and REO Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, as described in the related Prospectus Supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the Bonds. If so provided in the Prospectus Supplement for a Series of Bonds consisting of one or more classes of Subordinate Bonds, on any Payment Date in respect of which losses or shortfalls in collections on the Collateral have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Bonds, and, thereafter, by the remaining classes of Bonds in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

Limited Liquidity for Bonds

     There can be no assurance that a secondary market for the Bonds of any Series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue while Bonds of such Series remain outstanding. Any such secondary market may provide less liquidity to investors than any comparable market for securities evidencing interests in or secured by single family mortgage loans. The market value of Bonds will fluctuate with changes in prevailing rates of interest. Consequently, sale of Bonds by a holder in any secondary market that may develop may be at a discount from 100% of their original principal balance or from their purchase price. Furthermore, secondary market purchasers may look only to this Prospectus, to the related Prospectus Supplement and to the reports to Bondholders delivered pursuant to the related Agreement as described in this Prospectus under the heading "Description of the Bonds--Reports to Bondholders," "--Book-Entry Registration and Definitive Bonds" and "Description of the Agreements--Evidence as to Compliance" for information concerning the Bonds.

     As may be further described in the related Prospectus Supplement, the Bonds are subject to early retirement only under certain specified circumstances described in this Prospectus and in the related Prospectus Supplement, and Bondholders will only have redemption rights to the extent described in the related Prospectus Supplement. See "Description of the Bonds--Optional Redemption of Bonds" and "Description of the Bonds--Special Redemption of Bonds." It is not expected that any application will be made to list the Bonds of a Series on any securities exchange or quote the Bonds in the automated quotation system of any registered securities association.
Accordingly, the liquidity of the Bonds may be limited.

Rate of Prepayments on Mortgage Loans May Adversely Affect Average Lives and Yields of Bonds

     The investor's yield to maturity on their Bonds will be affected by the rate of payments on their Bonds. Prepayments (including those caused by defaults) on the Mortgage Loans constituting the related Collateral for any Series of Bonds generally will result in a faster rate of principal payments on one or more classes of the related Bonds than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans may affect the average life of each class of related Bonds. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. There is no assurance as to the rate of prepayment on the related Mortgage Loans with respect to any Series of Bonds or that the rate of payments will conform to any model described herein or in any Prospectus Supplement. If prevailing interest rates fall significantly below the interest rates on the applicable Mortgage Loans, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by such Mortgage Loans. As a result, the actual maturity of any class of Bonds could occur significantly earlier than expected.


     A Series of Bonds may include one or more classes of Bonds with priorities of payment and, as a result, yields on other classes of Bonds, including classes of Offered Bonds, of such Series may be more sensitive to prepayments on Mortgage Loans. A Series of Bonds may include one or more classes offered at a significant premium or discount. Yields on such classes of Bonds will be sensitive, and in some cases extremely sensitive, to prepayments on Mortgage Loans and, where the amount of interest payable with respect to a class is disproportionately high, as compared to the amount of principal, as with certain classes of Interest Only Bonds, a holder might, in some prepayment scenarios, fail to recoup its original investment. A Series of Bonds may include one or more classes of Bonds, including classes of Offered Bonds, that provide for payment of principal thereof from amounts attributable to interest accrued but not currently payable on one or more classes of Accrual Bonds and, as a result, yields on such Bonds will be sensitive to (a) the provisions of such Accrual Bonds relating to the timing of payments of interest thereon and (b) if such Accrual Bonds accrue interest at a variable or floating interest rate, changes in such rate. See "Yield Considerations" herein and, if applicable, in the related Prospectus Supplement.


Optional Redemption of Bonds May Adversely Affect Average Lives and Yields of Bonds

     The timing of an optional redemption of Bonds of a Series may affect the investors' yield to maturity of their Bonds. The Issuer may, at its option and if so specified in the related Prospectus Supplement, redeem in whole or in part, one or more classes of Bonds of any Series on any Payment Date for such Series on or after the date or dates, if any, specified in such Prospectus Supplement. Notice of such redemption will be given by the Issuer or Indenture Trustee for such Series prior to the expected date thereof. The Redemption Price for any Bond so redeemed will be equal to 100% of the outstanding principal amount of such Bond, or portion thereof, so redeemed, together with interest accrued thereon to the date specified in the related Prospectus Supplement. Any such optional redemption may occur at a time when a significant portion of the aggregate Bond Principal Amount of all the classes of Bonds that will be so redeemed, remains outstanding (that is, a time when the aggregate Bond Principal Amount of such classes of Bonds is greater than 25% of the initial aggregate Bond Principal Amount thereof).


Limited Nature of Ratings


     Any rating assigned by a Rating Agency to a Series of Bonds will not constitute an assessment of the likelihood that principal prepayments (including those caused by defaults) on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Bonds. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Bond at a significant premium might fail to recoup its initial investment under certain prepayment scenarios. Each Prospectus Supplement will identify any payment to which holders of Offered Bonds of the related Series are entitled that is not covered by the applicable rating. Instead, such rating will reflect such Rating Agency's assessment solely of the likelihood that holders of Bonds of such class will receive payments to which such Bondholders are entitled under the related Agreement.

     The amount, type and nature of credit support, if any, established with respect to a Series of Bonds will be determined on the basis of criteria established by each Rating Agency rating classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Each Rating Agency determines the amount of credit support required with respect to each such class using such analysis. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. No assurance can be given that values of any Mortgaged Properties have remained or will remain at their levels on the respective dates of origination of the related Mortgage Loans. Moreover, there is no assurance that appreciation of real estate values generally will limit loss experiences on the Mortgaged Properties. If the commercial or multifamily residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans with respect to a particular Series of Bonds and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced by institutional lenders. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by Mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to such Mortgage Loans. To the extent that such losses are not covered by the Credit Support, if any, described in the related Prospectus Supplement, such losses will be borne, at least in part, by the holders of one or more classes of the Bonds of the related Series. See "Description of Credit Support" and "Rating."

Subordination of Subordinate Bonds

     To the extent described in the Prospectus Supplement, the rights of the holders of the Subordinate Bonds of a Series to receive distributions of amounts collected or advanced on or in respect of the Mortgage Loans will be subordinated to those of the holders of the Senior Bonds. If any losses or delinquencies occur with respect to Mortgage Loans such that the total amounts collected or advanced in respect of the Mortgage Loans is not sufficient to make all the required payments with respect to a Series of Bonds, to the extent set forth in the Prospectus Supplement, such shortfall will be allocated first to the holders of the Subordinate Bonds.

Risks of Floating Rate Bonds

      The yield to investors in the Floating Rate Bonds of a Series will be highly sensitive to changes in the index (the "Index") set forth in the Prospectus Supplement. Investors in such Floating Rate Bonds should consider the risk that lower than anticipated levels of the Index could result in actual yields that are lower than anticipated yields on such Floating Rate Bonds. In general, the earlier a change in the Index, the greater the effect on such investor's yield to maturity. As a result, the effect on such investor's yield to maturity of an Index that is higher (or lower) than the rate anticipated by such investor during the period immediately following the issuance of the Floating Rate Bonds is not likely to be offset by a subsequent like reduction (or increase) in the Index.

Risks of Interest Only Bonds

     The yield to maturity to investors in Interest Only Bonds of a Series will be extremely sensitive to the rate and timing of principal payments (including prepayments), principal losses and interest rate decreases. Investors should fully consider the associated risks, including the risk that a rapid rate of principal payments and/or principal losses on the Mortgage Loans could result in the failure by investors in the Interest Only Bonds to fully recoup their initial investments.

Risks of Principal Only Bonds

     The yield to maturity to investors in Principal Only Bonds of a Series will be extremely sensitive to the rate and timing of principal payments (including prepayments). Investors should fully consider the associated risks, including the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in the failure by investors in the Principal Only Bonds to fully recoup their initial investments.


Limited Issuer Events of Default


     With certain exceptions described herein and to the extent provided in the related Prospectus Supplement, the holders of Bonds of any Series will have no independent ability to declare a default unless the Issuer shall fail to pay such Bonds in full by their Stated Maturity. As may be further specified in the Prospectus Supplement for any Series of Bonds, interest will be payable on the respective classes of Bonds of such Series on each Payment Date only to the extent that there are funds available for such purpose in the related Payment Account, and the Issuer's failure to pay interest on such Bonds on a current basis will not constitute an Issuer Event of Default (as defined herein). In addition, as may be further specified in the Prospectus Supplement for any Series of Bonds, if the aggregate principal amount of the related Collateral declines below the aggregate Bond Principal Amount of such Bonds or of any particular class or classes thereof, it will not be an Issuer Event of Default. See "Description of the Agreements--Issuer Events of Default".


Bondholders  Have  Limited  Ability  to  Force  Sale  of  Collateral   following
Non-Payment of Principal or Interest


     As may be further specified in the related Prospectus Supplement, following an Issuer Event of Default in respect of any Series of Bonds, the Indenture Trustee for such Series may, and, at the direction of a percentage of holders of Bonds specified in the related Prospectus Supplement, shall be required to, declare all the Bonds of such Series to be due and payable. In addition, as may be further specified in the related Prospectus Supplement, following any such declaration of acceleration, the Indenture Trustee for such Series may, generally with the consent or at the direction of a percentage of holders of Bonds specified in the related Prospectus Supplement, liquidate the related Mortgage Loans. As may be further specified in the related Prospectus Supplement, any such declaration of acceleration and its consequences may be rescinded and annulled under certain circumstances by a percentage of holders of Bonds specified in the related Prospectus Supplement. For purposes of the foregoing, Bonds held by the Issuer or any affiliate thereof will be deemed not to be outstanding. See "Description of the Agreements--Issuer Events of Default".

     In general, upon an Issuer Event of Default, declaration of acceleration and liquidation of Collateral pursuant to the foregoing procedures (or any alternative procedures described in the related Prospectus Supplement) will be the sole remedy against the Issuer.


     Each holder of an Offered Bond will be deemed to have agreed by the acceptance of its Bond not to file a bankruptcy petition or commence similar proceedings in respect of the Issuer.

     The market value of the Mortgage Loans pledged to secure any Series of Bonds will fluctuate as general interest rates fluctuate, among other things. Following an Issuer Event of Default, there is no assurance that the market value of the Mortgage Loans pledged to secure the affected Series of Bonds will be equal to or greater than the unpaid principal and accrued interest due on the Bonds of such Series, together with any other expenses or liabilities payable from the sales proceeds. The holders of certain classes of Bonds may have a disincentive to authorize the sale of the related Mortgage Loans following an Issuer Event of Default because the net proceeds of such sale may be insufficient to pay in full the principal of and interest on their Bonds.


     Holders of one or more classes of Bonds may be adversely affected by the inability of a particular class of Bonds to independently force the sale of the related Mortgage Loans even though an Issuer Event of Default has occurred that affects such class of Bondholders, and the inability of Bondholders generally to force a sale of the related Mortgage Loans regardless of a substantial decline in the aggregate principal amount of the related Collateral and notwithstanding that interest may not have been timely paid on a class of Bonds.


Bankruptcy or Insolvency of the Issuer


     The bankruptcy or insolvency of the Issuer of any Series of Bonds could adversely affect payments on the Offered Bonds of such Series. The automatic stay imposed by Title 11 of the United States Code (the "Bankruptcy Code") could prevent enforcement of obligations of such Issuer, including under such Bonds and the related Indenture, or actions against any of such Issuer's property, including the related Collateral, prior to modification of the stay. In addition, the trustee in bankruptcy for such Issuer may be able to accelerate payment of such Bonds and liquidate the related Mortgage Loans. In the event the principal of the Bonds of such Series is declared due and payable, the holders of any Offered Bonds of such Series issued at a discount from par ("original issue discount") may be entitled, under applicable provisions of the Bankruptcy Code, to receive no more than an amount equal to the unpaid principal amount thereof less unamortized original issue discount ("accreted value"). There is no assurance as to how such accreted value would be determined if such event occurred. The Issuer of each Series of Bonds will be structured to limit the likelihood of bankruptcy or insolvency, but there can be no assurance that such bankruptcy or insolvency will not occur.


Factors Which May Increase the Risk of Losses on Mortgage Loans Secured by Multifamily/Commercial Property Versus Single Family Property


     The Bonds of a Series will be adversely affected by higher than anticipated defaults on the Mortgage Loans collateralizing such Bonds. Mortgage loans made with respect to multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with single family property. See "Description of the Collateral--Default and Loss Considerations with Respect to the Mortgage Loans." The ability of a Mortgagor to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than any independent income or assets of the Mortgagor; thus, the value of an income-producing property is directly related to the net operating income derived from such property. In contrast, the ability of a Mortgagor to repay a single family loan typically is dependent primarily upon the Mortgagor's household income, rather than the capacity of the property to produce income; thus, other than in geographical areas where employment is dependent upon a particular employer or an industry, the Mortgagor's income tends not to reflect directly the value of such property. A decline in the net operating income of an income-producing property will likely affect both the performance of the related loan as well as the liquidation value of such property, whereas a decline in the income of a Mortgagor on a single family property will likely affect the performance of the related loan but may not affect the liquidation value of such property. Moreover, a decline in the value of a Mortgaged Property will increase the risk of loss particularly with respect to any related junior Mortgage Loan. See "--Increased Risk of Losses on Foreclosure of Junior Mortgage Loans."


     The performance of a mortgage loan secured by an income-producing property leased by the Mortgagor to tenants as well as the liquidation value of such property may be dependent upon the business operated by such tenants in connection with such property, the creditworthiness of such tenants or both. The risks associated with such loans may be offset by the number of tenants or, if applicable, a diversity of types of business operated by such tenants.


     The Mortgage Loans with respect to any Series of Bonds may be nonrecourse loans or loans for which recourse may be limited. With respect to those limited recourse Mortgage Loans, in the event of Mortgagor default, recourse may be had only against the specific property and such other assets, if any, as have been pledged to secure the related Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the Mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.


     Further, the concentration of default, foreclosure and loss risks in individual Mortgagors or Mortgage Loans with respect to a particular Series of Bonds or the related Mortgaged Properties will generally be greater than for pools of single family loans both because the related Mortgage Loans will generally consist of a smaller number of loans than would a single family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans. Mortgage Loans with respect to any Series of Bonds may consist of only a single or limited number of Mortgage Loans and/or relate to Leases to only a single Lessee or a limited number of Lessees.

Increased Risk of Losses in Connection with Commercial Loans and Leases


     If so described in the related Prospectus Supplement, each Mortgagor under a Commercial Loan may be an entity created by the owner or purchaser of the related Commercial Property solely to own or purchase such property, in part to isolate the property from the debts and liabilities of such owner or purchaser. If specified in the related Prospectus Supplement, each such Commercial Loan will represent a nonrecourse obligation of the related Mortgagor secured by the lien of the related Mortgage and the related Lease Assignments. Whether or not such loans are recourse or nonrecourse obligations, it is not expected that the Mortgagors will have any significant assets other than the Commercial Properties and the related Leases, which will be pledged to the Indenture Trustee under the related Agreement. Therefore, the payment of amounts due on any such Commercial Loans, and, consequently, the payment of principal of and interest on the related Bonds, will depend primarily or solely on rental payments by the Lessees. Such rental payments will, in turn, depend on continued occupancy by and/or the creditworthiness of such Lessees, which in either case may be adversely affected by a general economic downturn or an adverse change in their financial condition. Moreover, to the extent a Commercial Property was designed for the needs of a specific type of tenant (e.g., a nursing home, hotel or motel), the value of such property in the event of a default by the Lessee or the early termination of such Lease may be adversely affected because of difficulty in re-leasing the property to a suitable substitute lessee or, if re-leasing to such a substitute is not possible, because of the cost of altering the property for another more marketable use. As a result, without the benefit of the Lessee's continued support of the Commercial Property, and absent significant amortization of the Commercial Loan, if such loan is foreclosed on and the Commercial Property liquidated following a lease default, the net proceeds might be insufficient to cover the outstanding principal and interest owing on such loan, thereby increasing the risk that holders of the Bonds will suffer some loss.

Risks Particular to Multifamily Properties

     The successful operation of a multifamily property will depend on, among other factors, its reputation, the ability of management to provide adequate maintenance and insurance, and the types of services it provides. In some cases, that operation may be affected by circumstances outside the control of the borrower or lender, such as the deterioration of the surrounding neighborhood, the development of competitive projects, the imposition of rent control or changes in tax laws. All of these conditions and events may increase the possibility that a borrower may be unable to meet its obligation under its Mortgage Loan.

     Certain states regulate the relationship of landlord and its tenants. Commonly, these laws require a written lease, good cause for eviction and disclosure of fees, while prohibiting unreasonable rules and retaliatory evictions. Apartment building owners have been the subject of suits under state "Unfair and Deceptive Practices Acts" and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices. A few states offer more significant protection. For example, there are provisions that limit the basis on which a landlord may terminate a tenancy or increase its rent or prohibit a landlord from terminating a tenancy solely by reason of the sale of the building.

     In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control or rent stabilization regulations on apartment buildings. These ordinances may limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases determined through mediation or binding arbitration. In many cases, the rent control or rent stabilization laws do not permit vacancy decontrol or destabilization. Any limitations on a borrower's ability to raise property rents may impair such borrower's ability to repay its Mortgage Loan from its net cash flow or the proceeds of a sale or refinancing of the related Mortgaged Property.

Risks Particular to Retail Properties

     Significant factors determining the value of retail properties are the quality of the tenants as well as fundamental aspects of real estate such as location and market demographics. The correlation between the success of tenant businesses and property value is more direct with respect to retail properties than other types of commercial property because a component of the total rent paid by retail tenants may be tied to a percentage of gross sales. Whether a retail property is "anchored" or "unanchored" by a large retail tenant is also an important distinction. Retail properties that are anchored have traditionally been perceived to be less risky. While there is no strict definition of an anchor, it is generally understood that a retail anchor tenant is proportionately larger in size and is vital in attracting customers to the retail property, whether or not such retail anchor is located on the related Mortgaged Property. Furthermore, the correlation between the success of tenant businesses and property value is increased when the property is a single tenant property.

     Unlike office or hotel properties, retail properties also face competition from sources outside a given real estate market. Catalogue retailers, home shopping networks, the Internet, telemarketing and outlet centers all compete with more traditional retail properties for consumer dollars spent on products and services sold in retail stores. Continued growth of these alternative retail outlets (which are often characterized by lower operating costs) could adversely affect the rents collectible at retail properties.

Risks Particular to Office Properties

     Significant factors determining the value of office properties are the quality of the tenants in the building, the physical attributes of the building in relation to competing buildings and the strength and stability of the market area as a desirable business location. Office properties may be adversely affected if there is an economic decline in the business operated by the tenants. The risk of such an adverse effect is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Risks Particular to Industrial Properties

     Significant factors determining the value of industrial properties are the quality of tenants, building design and adaptability and the location of the property. Concerns about the quality of tenants, particularly major tenants, are similar in both office properties and industrial properties, although industrial properties are more frequently dependent on a single tenant.

     Aspects of building site design and adaptability affect the value of an industrial property. Site characteristics which are valuable to an industrial property include clear heights, column spacing, number of bays and bay depths, divisibility, truck turning radius and overall functionality and accessibility.

     Location is also important because an industrial property requires the availability of labor sources, proximity to supply sources and customers and accessibility to rail lines, major roadways and other distribution channels.


Risks of Loss on Balloon Payment Loan if Obligor is Unable to Refinance or Sell Related Property

     Certain of the Mortgage Loans (the "Balloon Payment Loans") as of the close of business on the date specified in the Prospectus Supplement as the cut-off date (the "Cut-off Date"), may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Balloon Payment Loans involve a greater degree of risk because the ability of an obligor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related property. The ability of an obligor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage interest rates at the time of sale or refinancing, the obligor's equity in the related property, the financial condition and operating history of the obligor and the related property, tax laws, rent control laws (with respect to certain Multifamily Properties and mobile home parks), reimbursement rates (with respect to certain nursing homes), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily real properties, as the case may be, generally.

Increased Risk of Losses on Foreclosure of Junior Mortgage Loans

     To the extent specified in the related Prospectus Supplement, certain of the Mortgage Loans may be secured primarily by junior mortgages. In the case of liquidation, Mortgage Loans secured by junior mortgages are entitled to satisfaction from proceeds that remain from the sale of the related Mortgaged Property after the mortgage loans senior to such Mortgage Loans have been satisfied. If there are not sufficient funds to satisfy such junior Mortgage Loans and senior mortgage loans, such Mortgage Loan would suffer a loss and, accordingly, one or more classes of Bonds would bear such loss. Therefore, any risks of deficiencies associated with first Mortgage Loans will be greater with respect to junior Mortgage Loans. See "--Factors Which May Increase the Risk of Losses on Mortgage Loans Secured by Multifamily/Commercial Property Versus Single Family Property."

Risks Associated with Obligor Default


     If so specified in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, a Master Servicer or a Special Servicer will be permitted (within prescribed parameters) to extend the maturity date of and modify the terms of Mortgage Loans that are in default or as to which a payment default is imminent, including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer may receive a workout fee based on receipts from or proceeds of such Mortgage Loans. While any such entity generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the present value of receipts from or proceeds of Mortgage Loans that are in default or as to which a payment default is imminent. Additionally, if so specified in the related Prospectus Supplement, certain of the Mortgage Loans included in the Mortgage Pool for a Series may have been subject to workouts or similar arrangements following periods of delinquency and default. See "Description of the Agreements--Collection and other Servicing Procedures--Special Servicer."


Risks Associated with Mortgagor Type

     Mortgage Loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of Mortgage Loans made to individuals. The Mortgagor's sophistication and form of organization may increase the likelihood of protracted litigation or bankruptcy in default situations.

Credit Support Limitations


     The Credit Support for a Series of Bonds may be insufficient to assure payment in full of such Bonds. The Prospectus Supplement for a Series of Bonds will describe any Credit Support included in the related Collateral, which may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or combinations thereof. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks; for example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

     A Series of Bonds may include one or more classes of Subordinate Bonds (which may include Offered Bonds), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Bonds of delinquent payments or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Bonds of a Series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the lower priority classes of Bonds of such Series has been repaid. As a result, those classes of Bonds having a lower priority of payment will be adversely affected by significant losses and shortfalls on the Collateral before classes of Bonds having a higher payment priority. Moreover, if a form of Credit Support covers more than one Series of Bonds (each, a "Covered Trust"), holders of Bonds evidencing an interest in a Covered Trust will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts.

     The amount of any applicable Credit Support supporting one or more classes of Offered Bonds, including the subordination of one or more classes of Bonds, will be determined on the basis of criteria established by each Rating Agency rating such classes of Bonds based on an assumed level of defaults, delinquencies, other losses or other factors. However, there can be no assurance that the loss experience on the related Mortgage Loans will not exceed such assumed levels. See "--Limited Nature of Ratings," "Description of the Bonds" and "Description of Credit Support."


     Regardless of the form of credit enhancement provided, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. In certain circumstances, the Indenture Trustee or the Master Servicer will be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any Series of Bonds, if the applicable Rating Agency indicates that the then-current rating thereof will not be adversely affected. The rating of any Series of Bonds by any applicable Rating Agency may be lowered following the initial issuance thereof as a result of the downgrading of the obligations of any applicable credit support provider, or as a result of losses on the related Mortgage Loans substantially in excess of the levels contemplated by such Rating Agency at the time of its initial rating analysis. None of the Depositor, the Indenture Trustee, the Master Servicer or any of their affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain any rating of any Series of Bonds.

Risk of Unenforceability of Certain Mortgage Provisions


     If certain provisions in Mortgage Loans collateralizing a Series of Bonds are held to be unenforceable, the Series of Bonds collateralized by such Mortgage Loans could be adversely affected. Mortgages may contain a due-on-sale clause, which permits the lender to accelerate the maturity of the Mortgage Loan if the Mortgagor sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages may also include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or non-monetary default of the Mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.


     If so specified in the related Prospectus Supplement, the Mortgage Loans will be secured by an assignment of leases and rents pursuant to which the Mortgagor typically assigns its right, title and interest as landlord under the leases on the related Mortgaged Property and the income derived therefrom to the lender as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. In the event the Mortgagor defaults, the license terminates and the lender is entitled to collect rents. Such assignments are typically not perfected as security interests prior to actual possession of the cash flows. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the Mortgagor, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of the Mortgage Loans and the Leases--Leases and Rents."

Environmental Risks


     Bondholders of a Series could be adversely affected by environmental conditions affecting the Mortgaged Properties backing the Mortgage Loans collateralizing such Series. Real property pledged as security for a mortgage loan may be subject to certain environmental risks. Under federal law, including the Comprehensive Environmental, Response, and Liability Act of 1980, as amended ("CERCLA"), and the laws of certain states, failure to perform the remediation required or demanded by the state or federal government of any condition or circumstance that (i) may pose an imminent or substantial endangerment to the public health or welfare or the environment, (ii) may result in a release or threatened release of any hazardous material, or (iii) may give rise to any environmental claim or demand (each such condition or circumstance is defined as an "Environmental Condition"), may give rise to a lien on the property to ensure the reimbursement of remedial costs incurred by the federal or state government. In several states, such a lien has priority over the lien of an existing mortgage against such property. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. Such environmental risks may give rise to (a) a diminution in value of property securing a mortgage note or the inability to foreclose against such property or (b) in certain circumstances as more fully described below, liability for clean-up costs or other remedial actions, which liability could exceed the value of such property, the aggregate assets of the owner or operator, or the principal balance of the related indebtedness.


     The state of the law is currently unclear as to whether and under what circumstances cleanup costs, or the obligation to take remedial actions, could be imposed on a secured lender such as the Issuer. Under the laws of some states and under CERCLA, a lender may be liable as an "owner" or an "operator" of a contaminated mortgaged property for the costs of remediation of releases or threatened releases of hazardous substances at the mortgaged property. Such liability may attach if the lender or its agents or employees have participated in the management of the operations of the borrower, even though the environmental damage or threat was caused by a prior owner, operator, or other third party.


     Excluded from CERCLA's definition of "owner or operator" is any person "who, without participating in the management of a... facility, holds indicia of ownership primarily to protect his security interest" (the "secured-creditor exemption"). This exemption for holders of a security interest such as a secured lender applies only in circumstances when the lender seeks to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of such facility or property, the lender faces potential liability as an "owner or operator" under CERCLA. Similarly, when a lender forecloses and takes title to a contaminated facility or property (whether it holds the facility or property as an investment or leases it to a third party), under some circumstances the lender may incur potential CERCLA liability.


     Recent amendments to CERCLA list permissible actions that may be undertaken by a lender holding security in a contaminated facility without exceeding the bounds of the secured-creditor exemption, subject to certain conditions and limitations. Additionally, the recent amendments provide certain protections from CERCLA liability as an "owner or operator" to a lender who forecloses on contaminated property, as long as it seeks to divest itself of the facility at the earliest practicable commercially reasonable time on commercially reasonable terms. The protections afforded lenders under the recent amendments are subject to terms and conditions that have not been clarified by the courts. Moreover, the CERCLA secured-creditor exemption does not necessarily affect the potential for liability in actions under other federal or state laws which may impose liability on "owners or operators" but do not incorporate the secured-creditor exemption. Furthermore, the secured-creditor exemption does not protect lenders from other bases of CERCLA liability, such as that imposed on "generators" or "transporters" of hazardous substances. See "Certain Legal Aspects of the Mortgage Loans and the Leases--Environmental Legislation."


Increased Risk of Loss if Mortgage Loans Include Delinquent Mortgage Loans

     If so provided in the related Prospectus Supplement, the Collateral for a particular Series of Bonds may include Mortgage Loans that are past due. The servicing of such Mortgage Loans as to which a specified number of payments are delinquent will be performed by the Special Servicer or another entity as specified in the related Prospectus Supplement; however, the same entity may act as both Master Servicer and Special Servicer. Credit Support provided with respect to a particular Series of Bonds may not cover all losses related to such delinquent Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans as Collateral for a particular Series of Bonds may adversely affect the rate of defaults and prepayments on the related Mortgage Loans and the yield on the Bonds of such Series.


ERISA Considerations

     Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations which govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Bonds of any Series, including the possibility that such an investment may be inconsistent with the duties imposed on the Plan's fiduciary under ERISA and may give rise to prohibited transactions under ERISA. See "Certain ERISA Considerations" herein.

Risks Associated with Control of Voting Rights


     Under certain circumstances, the consent or approval of the holders of a specified percentage of the aggregate Bond Principal Amount of all outstanding Bonds of a Series or a similar means of allocating decision-making under the related Agreement ("Voting Rights") will be required to direct certain actions. Such a specified percentage will be sufficient to bind all Bondholders of such Series to, certain actions, including directing the Special Servicer or the Master Servicer with respect to actions to be taken with respect to certain Mortgage Loans and REO Properties and amending the related Agreement in certain circumstances. See "Description of the Agreements--Servicer Events of Default," "--Rights Upon Servicer Event of Default," "--Amendment" and "--List of Bondholders."


Owners of Book-Entry Bonds Not Entitled to Exercise Rights of Holders of Bonds

     If so provided in the Prospectus Supplement, one or more classes of the Bonds will be initially represented by one or more bonds registered in the name of Cede, the nominee for DTC, and will not be registered in the names of the Beneficial Owners or their nominees. Because of this, unless and until Bonds are issued in fully registered, certificated form ("Definitive Bonds") are issued, Beneficial Owners will not be recognized by the Indenture Trustee as "Bondholders" (as that term is to be used in the related Agreement). Hence, until such time, Beneficial Owners will be able to exercise the rights of Bondholders only indirectly through DTC and its participating organizations. See "Description of the Bonds--Book-Entry Registration and Definitive Bonds."


Risk of Default Under Derivative Contracts

     If a default occurs under a swap contract, interest rate cap contract or interest rate floor contract (each, a "Derivative Contract") entered into in connection with a Series of Bonds (which may be caused by, among other things, a downgrade of the counterparty's credit rating) or if a Derivative Contract terminates prior to its stated termination date (which under the terms thereof may occur in certain circumstances), the Trust may be required under such Derivative Contract to pay a breakage fee. The amount of such breakage fee, if any, and the party obligated to pay such breakage fee will be based on prevailing market conditions for an agreement such as the Derivative Contract. In the event that the counterparty is required to pay a termination fee to the Trust (other than in connection with the liquidation or prepayment of a Mortgage
Loan), the Master Servicer, to the extent described in the Prospectus Supplement, may be required to apply such termination fee to the purchase of a substitute Derivative Contract. No party is obligated to fund the purchase of a substitute Derivative Contract should the amount paid by the counterparty in respect of any such breakage fee be insufficient to purchase a substitute
Derivative Contract having substantially similar terms to the original Derivative Contract. In any event, there can be no assurance that a substitute Derivative Contract may be acquired (utilizing the proceeds of a termination payment or otherwise) or, if it is able to do so, that such contract would be from a sufficiently creditworthy counterparty. Accordingly, the occurrence of a default under or any other termination of a Derivative Contract may adversely affect the payment to the Bondholders.


Risks Associated With Year 2000 Compliance

     The Depositor is aware of the issues associated with the programming code in existing computer systems as the millennium (year 2000) approaches. the "year 2000 problem" is pervasive and complex; virtually every computer operation will be affected in some way by the rollover of the two digit year value to 00. The issue is whether computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail. In the event that the computer systems of the Indenture Trustee, the Master Servicer or the Special Servicer, with respect to any Series of Bonds, are not fully year 2000 compliant, the resulting disruptions in the collection or distribution of receipts on the related Mortgage Loans could materially adversely affect the holders of the Offered Bonds.

                          DESCRIPTION OF THE COLLATERAL

General


     The primary assets included as part of the Collateral for any Series of Bonds will include one or more multifamily and/or commercial mortgage loans (collectively, the "Mortgage Loans"). The Mortgage Loans will not be guaranteed or insured by Imperial Credit Commercial Mortgage Acceptance Corp. (the "Depositor") or any of its affiliates. The Mortgage Loans will be guaranteed or insured by a governmental agency or instrumentality or other person only if and to the extent expressly provided in the related Prospectus Supplement. Each Mortgage Loan will be selected by the Depositor for inclusion as part of the Collateral for a Series of Bonds from among those purchased, either directly or indirectly, from a prior holder thereof (an "Asset Seller"), which may be an affiliate of the Depositor and, with respect to Mortgage Loans, which prior holder may or may not be the originator of such Mortgage Loan.


     The Bonds will be entitled to payments in respect of the assets of an owner trust established by the Depositor other than the related Owner Trust, if and only to the extent expressly provided in the related Prospectus Supplement.

Mortgage Loans


     The Mortgage Loans will be secured by liens on, or security interests in, Mortgaged Properties consisting of (i) primarily residential properties consisting of five or more rental or cooperatively owned dwelling units in high-rise, mid-rise or garden apartment buildings and which may include limited retail, office or other commercial space ("Multifamily Properties" and the related loans, "Multifamily Loans") or (ii) office buildings, retail stores and establishments, hotels or motels, nursing homes, assisted living facilities, continuum care facilities, day care centers, schools, hospitals or other healthcare related facilities, industrial properties, warehouse facilities, mini-warehouse facilities, self-storage facilities, distribution centers, transportation centers, parking facilities, entertainment and/or recreation facilities, movie theaters, restaurants, golf courses, car washes, automobile dealerships, mobile home parks, mixed use (including mixed commercial uses and mixed commercial and residential uses) and/or unimproved land ("Commercial Properties" and the related loans, "Commercial Loans") located in any one of the fifty states, the District of Columbia, Guam, the Commonwealth of Puerto Rico or any other territory of the United States. To the extent specified in the related Prospectus Supplement, the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments creating a first lien on Mortgaged Property. The Mortgaged Properties may include leasehold interests in properties, the title to which is held by third party lessors. The Prospectus Supplement will specify whether the term of any such leasehold exceeds the term of the mortgage note by at least ten years. Each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor. The related Prospectus Supplement will indicate if any Originator is an affiliate of the Depositor. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages or deeds of trust (the "Mortgages") creating a lien on the Mortgaged Properties. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan. It is anticipated that the Mortgagors will be required to maintain hazard insurance on the Mortgaged
Properties in accordance with the terms of the underlying Mortgage Loan documents.


Leases

     To the extent specified in the related Prospectus Supplement, the Commercial Properties may be leased to Lessees that respectively occupy all or a portion of such properties. Pursuant to a Lease Assignment, the related Mortgagor may assign its rights, title and interest as lessor under each Lease and the income derived therefrom to the related mortgagee, while retaining a license to collect the rents for so long as there is no default. If the Mortgagor defaults, the license terminates and the mortgagee or its agent is entitled to collect the rents from the related Lessee or Lessees for application to the monetary obligations of the Mortgagor. State law may limit or restrict the enforcement of the Lease Assignments by a mortgagee until it takes possession of the related Mortgaged Property and/or a receiver is appointed. See "Certain Legal Aspects of the Mortgage Loans and the Leases--Leases and Rents." Alternatively, to the extent specified in the related Prospectus Supplement, the Mortgagor and the mortgagee may agree that payments under Leases are to be made directly to a Servicer.

     To the extent described in the related Prospectus Supplement, the Leases may require the Lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related Mortgage Loans and, in certain cases, their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the Mortgaged Properties. Certain of the Leases may require the Mortgagor to bear costs associated with structural repairs and/or the maintenance of the exterior or other portions of the Mortgaged Property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the Lessees are required to pay. If so specified in the related Prospectus Supplement, under certain circumstances the Lessees may be permitted to set off their rental obligations against the obligations of the Mortgagors under the Leases. In those cases where payments under the Leases (net of any operating expenses payable by the Mortgagors) are insufficient to pay all of the scheduled principal and interest on the related Mortgage Loans, the Mortgagors must rely on other income or sources (including security deposits) generated by the related Mortgaged Property to make payments on the related Mortgage Loan. To the extent specified in the related Prospectus Supplement, some Commercial
Properties may be leased entirely to one Lessee. In such cases, absent the availability of other funds, the Mortgagor must rely entirely on rent paid by such Lessee in order for the Mortgagor to pay all of the scheduled principal and interest on the related Commercial Loan. To the extent specified in the related Prospectus Supplement, certain of the Leases may expire prior to the stated maturity of the related Mortgage Loan. In such cases, upon expiration of the Leases the Mortgagors will have to look to alternative sources of income, including rent payment by any new Lessees or proceeds from the sale or refinancing of the Mortgaged Property, to cover the payments of principal and interest due on such Mortgage Loans unless the Lease is renewed. As specified in the related Prospectus Supplement, certain of the Leases may provide that upon the occurrence of a casualty affecting a Mortgaged Property, the Lessee will have the right to terminate its Lease, unless the Mortgagor, as lessor, is able to cause the Mortgaged Property to be restored within a specified period of time. Certain Leases may provide that it is the lessor's responsibility, while other Leases provide that it is the Lessee's responsibility, to restore the Mortgaged Property after a casualty to its original condition. Certain Leases may provide a right of termination to the related Lessee if a taking of a material or specified percentage of the leased space in the Mortgaged Property occurs, or if the ingress or egress to the leased space has been materially impaired.

Default and Loss Considerations with Respect to the Mortgage Loans


     Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single family mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. The Mortgage Loans may be nonrecourse loans, which means that, absent special facts, the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the Mortgagor's assets, in the event of the Mortgagor's default. The Mortgage Loans will be full recourse loans if and to the extent provided in the related Prospectus Supplement. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. "Net Operating Income" generally means, for any given period, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on loans secured by the Mortgaged Property. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.


     As the primary component of Net Operating Income, rental income is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) retail centers, office buildings and industrial properties. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. In addition, a decline in the financial condition of the Mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses, including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the Lessee rather than the Mortgagor, is responsible for payment of some or all of these expenses; however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of such "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related Mortgage Loan. See "--Leases" above.

     While the duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties, such risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities, the income from which and the operating expenses of which are subject to state and/or federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low- and moderate-income housing in particular may be subject to legal limitations and regulations but, because of such regulations, may also be less sensitive to fluctuations in market rents generally.

     The Debt Service Coverage Ratio should not be relied upon as the sole measure of the risk of default of any loan, however, since other factors may outweigh a high Debt Service Coverage Ratio. With respect to a Balloon Mortgage Loan, for example, the risk of default as a result of the unavailability of a source of funds to finance the related balloon payment at maturity on terms comparable to or better than those of such Balloon Payment Loans could be significant even though the related Debt Service Coverage Ratio is high.

     The liquidation value of any Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the Mortgagor.

     Appraised values of income-producing properties may be based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods presents analytical challenges. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate. Where more than one of these appraisal methods are used and create significantly different results, or where a high Loan-to-Value Ratio accompanies a high Debt Service Coverage Ratio (or vice versa), the analysis of default and loss risks is even more difficult.

     While the Depositor believes that the foregoing considerations are important factors that generally distinguish the Multifamily and Commercial Loans from single family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that such factors will in fact have been considered by the Originators of the Multifamily and Commercial Loans, or that, for any of such Mortgage Loans, they are complete or relevant. See "Risk Factors--Factors Which May Increase the Risk of Losses on Mortgage Loans Secured By Multifamily/Commercial Property Versus Single Family Property," "--Risks of Loss on Balloon Payment Loans if Obligor Is Unable to Refinance or Sell Related Property," "--Increased Risk of Losses on Foreclosure of Junior Mortgage Loans," "--Risks Associated with Obligor Default" and "--Risks Associated with Mortgagor Type."

Loan-to-Value Ratio

     The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of the then outstanding principal balance of the Mortgage Loan to the Value of the related Mortgaged Property. The "Value" of a Mortgaged Property, other than with respect to Refinance Loans, is generally the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such loan and (b) the sales price for such property. "Refinance Loans" are loans made to refinance existing loans. The Value of the Mortgaged Property securing a Refinance Loan is the appraised value thereof determined in an appraisal obtained in connection with or on or about the time of origination of the Refinance Loan or upon some other basis as specified in the related Prospectus Supplement. The Value of a Mortgaged Property as of the date of initial issuance of the related Series of Bonds may be less than the value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

Mortgage Loan Information in Prospectus Supplements


     Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then applicable and specifically known to the Depositor, with respect to the Mortgage Loans, including (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans as of the applicable Cut-off Date, (ii) the type of property securing the Mortgage Loans (e.g., Multifamily Property or Commercial Property and the type of property in each such category),
(iii) the weighted average (by principal balance) of the original and remaining terms to maturity of the Mortgage Loans, (iv) the earliest and latest origination date and maturity date of the Mortgage Loans, (v) the weighted average (by principal balance) of the Loan-to-Value Ratios at origination of the Mortgage Loans, (vi) the Mortgage Interest Rates or range of Mortgage Interest Rates and the weighted average Mortgage Interest Rate borne by the Mortgage Loans, (vii) the state or states in which most of the Mortgaged Properties are located, (viii) information with respect to the prepayment provisions, if any, of the Mortgage Loans, (ix) the weighted average Retained Interest, if any, (x) with respect to Mortgage Loans with floating Mortgage Interest Rates ("ARM Loans"), the index, the frequency of the adjustment dates, the highest, lowest and weighted average note margin and pass-through margin, and the maximum Mortgage Interest Rate or monthly payment variation at the time of any adjustment thereof and over the life of the ARM Loan and the frequency of such monthly payment adjustments, (xi) the Debt Service Coverage Ratio either at origination or as of a more recent date (or both) and (xii) information regarding the payment characteristics of the Mortgage Loans, including without limitation balloon payment and other amortization provisions. If specific information respecting the Mortgage Loans is not known to the Depositor at the time Bonds are initially offered, more general information of the nature described above will be provided in the Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of the related Bonds at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Securities and Exchange Commission within fifteen days after such initial issuance. There will be no more than a 5% variance between the aggregate unpaid principal amount of the Mortgage Loans referred to in the Prospectus Supplement for a Series of Bonds and the aggregate unpaid principal balance of the Mortgage Loans that actually collateralize such Series upon issuance of the Bonds of such Series.


Payment Provisions of the Mortgage Loans

     All of the Mortgage Loans will provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at such other interval as is specified in the related Prospectus Supplement. Each Mortgage Loan may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Interest Rate") that is fixed over its term or that adjusts from time to time, or that is partially fixed and partially floating, or that may be converted from a floating to a fixed Mortgage Interest Rate, or from a fixed to a floating Mortgage Interest Rate, from time to time pursuant to an election or as otherwise specified on the related Mortgage Note, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the Mortgage Interest Rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may contain prohibitions on prepayment (a "Lock-out Period" and the date of expiration thereof, a "Lock-out Date") or require payment of a prepayment premium or a yield maintenance charge (in each case, a "Prepayment Premium") in connection with a prepayment, in each case as described in the related Prospectus Supplement. In the event that holders of any class or classes of Offered Bonds will be entitled to all or a portion of any Prepayment Premiums collected in respect of Mortgage Loans, the related Prospectus Supplement will specify the method or methods by which any such amounts will be allocated. A Mortgage Loan may also contain provisions entitling the mortgagee to a share of profits realized from the operation or disposition of the Mortgaged Property ("Equity Participations"), as described in the related Prospectus Supplement. In the event that holders of any class or classes of Offered Bonds will be entitled to all or a portion of an Equity Participation, the related Prospectus Supplement will specify the terms and provisions of the Equity Participation and the method or methods by which payments in respect thereof will be allocated among such Bonds.

Accounts

     The Collateral for any Series of Bonds will include one or more accounts established and maintained on behalf of the Bondholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement, deposit all payments and collections received or advanced with respect to the Mortgage Loans and other Collateral. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related Prospectus Supplement. See "Description of the Agreement--Payment Account and Other Collection Accounts."

Credit Support


     If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on any Collateral may be provided to one or more classes of Bonds in the related Series in the form of subordination of one or more other classes of Bonds in such Series or by one or more other types of credit support, such as a letter of credit, insurance policy, reserve fund or another type of credit support, or a combination thereof (any such coverage with respect to the Bonds of any Series, "Credit Support"). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus Supplement for a Series of Bonds. See "Risk Factors--Credit Support Limitations" and "Description of Credit Support."


Cash Flow Agreements


     If so provided in the related Prospectus Supplement, the Collateral for any Series of Bonds may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related Series will be invested at a specified rate. Such guaranteed investment contracts will not provide more than 20% of the anticipated cash flow of the Collateral for any Series. The Collateral may also include certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Loans or on one or more classes of Bonds. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus Supplement for the related Series. In addition, the related Prospectus Supplement will provide certain information with respect to the obligor under any such Cash Flow Agreement.


                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the Bonds will be applied by the Depositor to the purchase of Trust Assets, or the repayment of the financing incurred in such purchase, and to pay for certain expenses incurred in connection with such purchase of Trust Assets and sale of Bonds. The Depositor expects to sell the Bonds from time to time, but the timing and amount of offerings of Bonds will depend on a number of factors, including the volume of Mortgage Loans acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

General

     The yield on any Offered Bond will depend on the price paid by the Bondholder, the interest rate of the Bond, the receipt and timing of receipt of payments on the Bond and the weighted average life of the Mortgage Loans constituting the related Collateral (which may be affected by prepayments, defaults, liquidations or repurchases). See "Risk Factors."

Interest Rate

     Bonds of any class within a Series may have fixed, variable or floating interest rates, which may or may not be based upon the interest rates borne by the Mortgage Loans constituting the related Collateral. The Prospectus Supplement with respect to any Series of Bonds will specify the interest rate for each class of such Bonds or, in the case of a variable or floating interest rate, the method of determining the interest rate; the effect, if any, of the prepayment of any Mortgage Loan on the interest rate of one or more classes of Bonds; and whether the payments of interest on the Bonds of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

     The effective yield to maturity to each holder of Bonds entitled to payments of interest will be below that otherwise produced by the applicable interest rate and purchase price of such Bond because, while interest may accrue on each Mortgage Loan during a certain period, the payment of such interest will be made on a day which may be several days, weeks or months following the period of accrual.

Timing of Payment of Interest

     Each payment of interest on the Bonds (or addition to the Bond Principal Amount of a class of Accrual Bonds) on a Payment Date will include interest accrued during the Interest Accrual Period for such Payment Date. As indicated above under "-- Interest Rate," if the Interest Accrual Period ends on a date other than a Payment Date for the related Series, the yield realized by the holders of such Bonds may be lower than the yield that would result if the Interest Accrual Period ended on such Payment Date. In addition, if so specified in the related Prospectus Supplement, interest accrued for an Interest Accrual Period for one or more classes of Bonds may be calculated on the assumption that payments of principal (and additions to the Bond Principal Amount of Accrual Bonds) and allocations of losses on the Mortgage Loans may be made on the first day of the Interest Accrual Period for a Payment Date and not on such Payment Date. Such method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The Interest Accrual Period for any class of Offered Bonds will be described in the related Prospectus Supplement.

Payments of Principal; Prepayments

     The yield to maturity on the Bonds will be affected by the rate of principal payments on the Mortgage Loans (including principal prepayments on Mortgage Loans resulting from voluntary prepayments by the Mortgagors, insurance proceeds, condemnations and involuntary liquidations). Such payments may be directly dependent upon the payments on Leases underlying such Mortgage Loans. The rate at which principal prepayments occur on the Mortgage Loans will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Interest Rates on the Mortgage Loans with respect to a particular Series of Bonds, such Mortgage Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Mortgage Loans. In this regard, it should be noted that certain Collateral may consist of Mortgage Loans with different Mortgage Interest Rates. The rate of principal payments on some or all of the classes of Bonds of a Series will correspond to the rate of principal payments on the related Mortgage Loans and is likely to be affected by the existence of Lock-out Periods and Prepayment Premium provisions of such Mortgage Loans, and by the extent to which the Servicer of any such Mortgage Loan is able to enforce such provisions. Mortgage Loans with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical Mortgage Loans without such provisions, with shorter Lock-out Periods or with lower Prepayment Premiums.

     If the purchaser of a Bond offered at a discount calculates its anticipated yield to maturity based on an assumed rate of payments of principal that is faster than that actually experienced on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Bond offered at a premium calculates its anticipated yield to maturity based on an assumed rate of payments of principal that is slower than that actually experienced on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the Prospectus Supplement for a Series of Bonds, the effect on yield on one or more classes of the Bonds of such Series of prepayments of the Mortgage Loans with respect to such Series may be mitigated or exacerbated by any provisions for sequential or selective payment of principal to such classes.

     When a full prepayment is made on a Mortgage Loan, the Mortgagor is charged interest on the principal amount of the Mortgage Loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment or such other period specified in the related Prospectus Supplement. Generally, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of Bonds entitled to payments of interest because interest on the principal amount of any Mortgage Loan so prepaid will be paid only to the date of prepayment rather than for a full month. A partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related Mortgage Loan as of the Due Date in the month in which such partial prepayment is received or such other date as is specified in the related Prospectus Supplement. As a result, the effect of a partial prepayment on a Mortgage Loan will be generally to reduce the amount of interest passed through to holders of Bonds in the month following the receipt of such partial prepayment by an amount equal to one month's interest at the applicable interest rate on the prepaid amount.

     The timing of changes in the rate of principal payments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of payments of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the Mortgage Loans and paid on a Bond, the greater the effect on such investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

Prepayments, Maturity and Weighted Average Life

     The rates at which principal payments are received on the Mortgage Loans with respect to a particular Series of Bonds and the rate at which payments are made from any Credit Support or Cash Flow Agreement for such Series of Bonds may affect the ultimate maturity and the weighted average life of each class of such Series. Prepayments on the Mortgage Loans with respect to a particular Series of Bonds will generally accelerate the rate at which principal is paid on some or all of the classes of the Bonds of such Series.

     If so provided in the Prospectus Supplement for a Series of Bonds, one or more classes of Bonds may have a final scheduled Payment Date, which is the date on or prior to which the Bond Principal Amount thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to such Series set forth therein.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of a class of Bonds of a Series will be influenced by the rate at which principal on the Mortgage Loans with respect to such Series is paid to such class, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, in whole or in part, and liquidations due to default).

     If any Mortgage Loans with respect to a particular Series of Bonds have actual terms to maturity of less than those assumed in calculating final scheduled Payment Dates for the classes of Bonds of such Series, one or more classes of such Bonds may be fully paid prior to their respective final scheduled Payment Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the Mortgage Loans will, to some extent, be a function of the mix of Mortgage Interest Rates and maturities of such Mortgage Loans. See "Description of the Collateral." Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of such loans.

     Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the Mortgage Loans with respect to a particular Series of Bonds. Moreover, CPR was developed based upon historical prepayment experience for single family loans. Thus, it is likely that prepayment of any Mortgage Loans with respect to any Series of Bonds will not conform to any particular level of CPR. The Depositor is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

     The Prospectus Supplement with respect to each Series of Bonds will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Bonds of such Series and the percentage of the initial Bond Principal Amount of each such class that would be outstanding on specified Payment Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans with respect to such Series are made at rates corresponding to various percentages of CPR or at such other rates specified in such Prospectus Supplement. Such tables and assumptions are intended to illustrate the sensitivity of weighted average life of the Bonds to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the Bonds. It is unlikely that prepayment of any Mortgage Loans with respect to any Series of Bonds will conform to any particular level of CPR or any other rate specified in the related Prospectus Supplement.

Other Factors Affecting Weighted Average Life

     Type of Mortgage Loan. A number of Mortgage Loans may have balloon payments due at maturity, and because the ability of a Mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Mortgage Loans having balloon payments may default at maturity, or that the Servicer may extend the maturity of such a Mortgage Loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the Mortgagor or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Servicer may, to the extent and under the circumstances set forth in the related Prospectus Supplement be permitted to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan will tend to extend the weighted average life of the Bonds, thereby lengthening the period of time elapsed from the date of issuance of a Bond until it is retired.

     Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the Mortgage Loans with respect to any Series of Bonds that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average life of such Mortgage Loans and that of the related Series of Bonds. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average life of the Bonds.

     Due-on-Sale and Due-on-Encumbrance Clauses. Acceleration of mortgage payments as a result of certain transfers of or the creation of encumbrances upon underlying Mortgaged Property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant Prospectus Supplement. A number of the Mortgage Loans with respect to a particular Series of Bonds may include "due-on-sale" clauses or "due-on-encumbrance" clauses that allow the holder of the Mortgage Loans to demand payment in full of the remaining principal balance of the Mortgage Loans upon sale or certain other transfers of or the creation of encumbrances upon the related Mortgaged Property. With respect to any Mortgage Loans, the Master Servicer or such other person specified in the related Prospectus Supplement, on behalf of the Indenture Trustee, will be required to exercise (or waive its right to exercise) any such right that the Indenture Trustee may have as mortgagee to accelerate payment of the Mortgage Loan in a manner consistent with the Servicing Standard. See "Certain Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance" and "Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions."

     Single Mortgage Loan or Single Mortgagor. The Mortgage Loans with respect to a particular Series of Bonds may consist of a single Mortgage Loan or obligations of a single Mortgagor or related Mortgagors as specified in the related Prospectus Supplement. Assumptions used with respect to the prepayment standards or models based upon analysis of the behavior of mortgage loans in a larger group will not necessarily be relevant in determining prepayment experience on a single Mortgage Loan or with respect to a single Mortgagor.

                                  THE DEPOSITOR

     Imperial Credit Commercial Mortgage Acceptance Corp., the Depositor, is a direct wholly-owned subsidiary of Imperial Credit Commercial Mortgage Investment Corp. ("ICCMIC") and was incorporated in the State of California. The principal executive offices of the Depositor are located at 11601 Wilshire Boulevard, No. 2080, Los Angeles, California 90025. Its telephone number is (310) 231-1280.

     The Depositor does not have, nor is it expected in the future to have, any significant assets.

                                 THE OWNER TRUST

     Each Owner Trust established to act as Issuer of a Series of Bonds will be created pursuant to a Deposit Trust Agreement between the Depositor, which will act as depositor, and a bank, trust company or other fiduciary named in the related Prospectus Supplement, which will act solely in its fiduciary capacity as Owner Trustee. Under the terms of each Deposit Trust Agreement, the Depositor will convey to the Owner Trust Mortgage Loans and other Collateral to secure one or more Series of Bonds in return for certificates or other instruments evidencing beneficial ownership in the Owner Trust, Bonds and/or the net proceeds from the sale of Bonds. The Depositor may in turn sell or assign the certificates of beneficial interest and any Bonds so received to another entity or entities, including affiliates of the Depositor.

     Each Deposit Trust Agreement and/or Indenture will provide that the related Owner Trust may not conduct any activities other than those related to the issuance and sale of one or more Series of Bonds. The holders of the beneficial interest in an Owner Trust which issues a Series of Bonds will not be liable for payment of principal of or interest on such Bonds, and each holder of such Bonds will be deemed to have released such beneficial owners from any such liability.

                            DESCRIPTION OF THE BONDS

General


     The Bonds of each Series (including any class of Bonds not offered hereby) will represent indebtedness of the related Issuer, will be issued pursuant to an indenture (an "Indenture"), and will be secured by, among other things, a pledge of the Collateral that includes Mortgage Loans. Each Series of Bonds will consist of one or more classes of Bonds that may (i) provide for the accrual of interest thereon based on fixed rates (collectively, "Fixed Rate Bonds") or variable or floating rates (collectively, "Floating Rate Bonds"); (ii) be senior (collectively, "Senior Bonds") or subordinate (collectively, "Subordinate Bonds") to one or more other classes of Bonds in respect of certain payments on the Bonds; (iii) be entitled to principal payments, with disproportionately low, nominal or no interest payments (collectively, "Principal Only Bonds"); (iv) be entitled to interest payments, with disproportionately low, nominal or no principal payments (collectively, "Interest Only Bonds"); (v) provide for payments of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Bonds of such Series (collectively, "Accrual Bonds"); (vi) provide for payments of principal sequentially (collectively, "Sequential Pay Bonds"), based on specified payment schedules, from only a portion of the related Collateral or based on specified calculations, to the extent of available funds, in each case as described in the related Prospectus Supplement; and/or (vii) provide for payments based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Principal Only Bond component and a Interest Only Bond component. Any such classes may include classes of Offered Bonds.

     Floating Rate Bonds will accrue interest at a floating interest rate which will be determined in accordance with the method specifically set forth in the Prospectus Supplement. If so provided in the Prospectus Supplement, the rights of the holders of the Subordinate Bonds of a Series to receive payments of amounts collected or advanced on or in respect of the Mortgage Loans will be subordinated to such rights of the holders of the Senior Bonds of such Series. Holders of Principal Only Bonds will be entitled to receive payments of amounts collected or advanced on or in respect of the Mortgage Loans which represent principal payments on such Bonds as may be further described in the Prospectus Supplement, with disproportionately low, nominal or no interest payments accruing on such Bonds. Holders of Interest Only Bonds will be entitled to receive payments of amounts collected or advanced on or in respect of the Mortgage Loans which represent interest payments on a notional amount described in the Prospectus Supplement, with disproportionately low, nominal or no principal payments to be made on such Bonds. Holders of Accrual Bonds will be entitled to receive payments of amounts collected or advanced on or in respect of the Mortgage Loans which represents payments of accrued interest thereon commencing only following the occurrence of certain events, specified in the Prospectus Supplement, such as the retirement of one or more other classes of Bonds of such Series. Holders of Sequential Pay Bonds will be entitled to receive payments of principal on such Bonds, sequentially, based on specified payment schedules or other methodologies set forth in the Prospectus Supplement.


     Each  class  of  Offered  Bonds  of a  Series  will be  issued  in  minimum denominations corresponding to the Bond Principal Amounts or, in case of Interest Only Bonds, notional amounts specified in the related Prospectus Supplement. The transfer of any Offered Bonds may be registered and such Bonds may be exchanged without the payment of any service charge payable in connection with such registration of transfer or exchange, but the Depositor or the Indenture Trustee or any agent thereof may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of Bonds of a Series may be issued as Definitive Bonds or in book-entry form ("Book-Entry Bonds"), as provided in the related Prospectus Supplement. See "Risk Factors--Owner of Book-Entry Bonds Not Entitled to Exercise Rights of Holders of Bonds" and "Description of the Bonds--Book-Entry Registration and Definitive Bonds." Definitive Bonds will be exchangeable for other Bonds of the same class and Series of a like aggregate Bond Principal Amount or notional amount but of different authorized denominations. See "Risk Factors--Limited Liquidity for Bonds" and "Limited Assets for Payment of Bonds."

Payments

     Payments on the Bonds of each Series will be made by or on behalf of the Indenture Trustee on each Payment Date as specified in the related Prospectus Supplement from the Available Payment Amount for such Series and such Payment Date. Payments (other than the final payment) will be made to the persons in whose names the Bonds are registered at the close of business on the last business day of the month preceding the month in which the Payment Date occurs or such other date specified in the applicable Prospectus Supplement (the "Record Date"), and the amount of each payment will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date"). All payments with respect to each class of Bonds on each Payment Date will be allocated pro rata among the outstanding Bonds in such class or by random selection, as described in the related Prospectus Supplement or otherwise established by the related Indenture Trustee. Payments will be made either by wire transfer in immediately available funds to the account of a Bondholder at a bank or other entity having appropriate facilities therefor, if such Bondholder has so notified the Indenture Trustee or other person required to make such payments no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, holds Bonds in the requisite amount specified therein), or by check mailed to the address of the person entitled thereto as it appears on the bond register; provided, however, that the final payment in retirement of the Bonds (whether Definitive Bonds or Book-Entry Bonds) will be made only upon presentation and surrender of the Bonds at the location specified in the notice to Bondholders of such final payment.

Available Payment Amount

     All payments on the Bonds of each Series on each Payment Date will be made from the Available Payment Amount described below, in accordance with the terms described in the related Prospectus Supplement. Generally, the "Available Payment Amount" for each Payment Date equals the sum of the following amounts:

     (i) the total amount of all cash on deposit in the related Payment Account as of the corresponding Determination Date, including Servicer advances, net of any scheduled payments due and payable after such Payment Date;

     (ii) interest or investment income on amounts on deposit in the Payment Account, including any net amounts paid under any Cash Flow Agreements; and

     (iii) to the extent not on deposit in the related Payment Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to such Payment Date.

     As described below, the entire Available Payment Amount will be paid among the related Bonds (including any Bonds not offered hereby) on each Payment Date, and accordingly will be released from the lien of the related Indenture and will not be available for any future payments.

Payments of Interest on the Bonds

     Each class of Bonds (other than classes of Principal Only Bonds that have no interest rate) may have a different interest rate, which will be a fixed, variable or floating rate at which interest will accrue on such class or a component thereof. The related Prospectus Supplement will specify the interest rate for each class or component or, in the case of a variable or floating interest rate, the method for determining the interest rate. Interest on the Bonds will be calculated on the basis of a 360-day year consisting of twelve 30-day months or on such other basis specified in the related Prospectus Supplement.

     Payments of interest in respect of the Bonds of any class will be made on each Payment Date (other than any class of Accrual Bonds, which will be entitled to payments of accrued interest commencing only on the Payment Date, or under the circumstances, specified in the related Prospectus Supplement, and any class of Principal Only Bonds that are not entitled to any payments of interest) based on the Accrued Bond Interest for such class and such Payment Date, subject to the sufficiency of the portion of the Available Payment Amount allocable to such class on such Payment Date. Prior to the time interest is payable on any class of Accrual Bonds, the amount of Accrued Bond Interest otherwise payable on such class will be added to the Bond Principal Amount thereof on each Payment Date. With respect to each class of Bonds and each Payment Date (other than certain classes of Interest Only Bonds), "Accrued Bond Interest" will be equal to interest accrued for a specified period on the outstanding Bond Principal Amount thereof immediately prior to the Payment Date, at the applicable interest rate, reduced as described below. Generally, Accrued Bond Interest on Interest Only Bonds will be equal to interest accrued for a specified period on the outstanding notional amount thereof immediately prior to each Payment Date, at the applicable interest rate, reduced as described below. The method of determining the notional amount for any class of Interest Only Bonds will be described in the related Prospectus Supplement. Reference to notional amount is solely for convenience in certain calculations and does not represent the right to receive any payments of principal. The Accrued Bond Interest on a Series of Bonds will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in such accrual period on the Mortgage Loans constituting the Collateral for such Series. The particular manner in which such shortfalls are to be allocated among some or all of the classes of Bonds of that Series will be specified in the related Prospectus Supplement.

     The related Prospectus Supplement will also describe the extent to which the amount of Accrued Bond Interest that is otherwise payable on (or, in the case of Accrual Bonds, that may otherwise be added to the Bond Principal Amount
of) a class of Offered Bonds may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Loans constituting the related Collateral. Generally, any reduction in the amount of Accrued Bond Interest otherwise payable on a class of Bonds by reason of the allocation to such class of a portion of any deferred interest on the Mortgage Loans constituting the related Collateral will result in a corresponding increase in the Bond Principal Amount of such class. See "Risk Factors--Rate of Prepayments on Mortgage Loans and Priority of Payment on Bonds May Adversely Affect Average Lives and Yields of Bonds; Prepayments; Yields" and "Yield Considerations."

Payments of Principal of the Bonds


     The Bonds of each Series, other than certain classes of Interest Only Bonds, will have a "Bond Principal Amount" which, at any time, will equal the then maximum amount that the holder will be entitled to receive in respect of principal out of the future cash flow on the Mortgage Loans and other assets constituting the related Collateral. The outstanding Bond Principal Amount of a Bond will be reduced to the extent of payments of principal thereon from time to time and, if and to the extent so provided in the related Prospectus Supplement, by the amount of losses incurred in respect of the related Mortgage Loans, may be increased in respect of deferred interest on the related Mortgage Loans to the extent provided in the related Prospectus Supplement and, in the case of Accrual Bonds prior to the Payment Date on which payments of interest are required to commence, will be increased by any related Accrued Bond Interest. If so specified in the related Prospectus Supplement, the initial aggregate Bond Principal Amount of all classes of Bonds of a Series will be greater than the outstanding aggregate principal balance of the related Mortgage Loans as of the applicable Cut-off Date. The initial aggregate Bond Principal Amount of a Series and each class thereof will be specified in the related Prospectus Supplement. Payments of principal will be made on each Payment Date to the class or classes of Bonds entitled thereto in accordance with the provisions described in such Prospectus Supplement. Interest Only Bonds with no Bond Principal Amount are not entitled to any payments of principal.


Components

     To the extent specified in the related Prospectus Supplement, payment on a class of Bonds may be based on a combination of two or more different components as described under "--General" above. To such extent, the descriptions set forth under "--Payments of Interests on the Bonds" and "--Payments of Principal of the Bonds" above also relate to components of such a class of Bonds. In such case, reference in such sections to Bond Principal Amount and interest rate refer to the principal balance, if any, of any such component and the interest rate, if any, on any such component, respectively.

Payments  on  the  Bonds  of  Prepayment   Premiums  or  in  Respect  of  Equity
Participations

     If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations that are collected on the Mortgage Loans with respect to such Series of Bonds will be paid on each Payment Date to the class or classes of Bonds entitled thereto in accordance with the provisions described in such Prospectus Supplement.

Allocation of Losses and Shortfalls

     If so provided in the Prospectus Supplement for a Series of Bonds consisting of one or more classes of Subordinate Bonds, on any Payment Date in respect of which losses or shortfalls in collections on the Mortgage Loans have been incurred, the amount of such losses or shortfalls will be borne first by a class of Subordinate Bonds in the priority and manner and subject to the limitations specified in such Prospectus Supplement. See "Description of Credit Support" for a description of the types of protection that may be included in shortfalls on Mortgage Loans.

Advances in Respect of Delinquencies

     With respect to any Series of Bonds, if so provided in the related Prospectus Supplement, a Servicer or another entity described therein will be required as part of its servicing responsibilities to advance on or before each Payment Date its own funds or funds held in the Payment Account that are not included in the Available Payment Amount for such Payment Date, in an amount equal to the aggregate of payments of principal (other than any balloon payments) and interest (net of related servicing fees and Retained Interest) that were due on the Mortgage Loans constituting the related Collateral and were delinquent on the related Determination Date, subject to such Servicer's (or another entity's) good faith determination that such advances will be reimbursable from Related Proceeds (as defined below). In the case of a Series of Bonds that includes one or more classes of Subordinate Bonds and if so provided in the related Prospectus Supplement, each Servicer's (or another entity's) advance obligation may be limited only to the portion of such delinquencies necessary to make the required payments on one or more classes of Senior Bonds and/or may be subject to such Servicer's (or another entity's) good faith determination that such advances will be reimbursable not only from Related Proceeds but also from collections on other Collateral otherwise payable on one or more classes of such Subordinate Bonds.
See "Description of Credit Support."

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Bonds entitled thereto, rather than to guarantee or insure against losses. Advances of a Servicer's (or another entity's) funds will be reimbursable only out of related recoveries on the Mortgage Loans (including amounts received under any form of Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and from any other amounts specified in the related Prospectus Supplement, including out of any amounts otherwise payable on one or more classes of Subordinate Bonds of such Series; provided, however, that any such advance will be reimbursable from any amounts in the Payment Account prior to any payments being made on the Bonds to the extent that a Servicer (or such other entity) shall determine in good faith that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds or, if applicable, from collections on other Collateral otherwise payable on such Subordinate Bonds. If advances have been made by a Servicer from excess funds in the Payment Account, such Servicer is required to replace such funds in the Payment Account on any future Payment Date to the extent that funds in the Payment Account on such Payment Date are less than payments required to be made to Bondholders on such date. If so specified in the related Prospectus Supplement, the obligations of a Servicer (or another entity) to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

     If and to the extent so provided in the related Prospectus Supplement, a Servicer (or another entity) will be entitled to receive interest at the rate specified therein on its outstanding advances and will be entitled to pay itself such interest periodically from general collections on the Collateral prior to any payment to Bondholders or as otherwise provided in the related Agreement and described in such Prospectus Supplement.

Reports to Bondholders

     With each payment to holders of any class of Bonds of a Series, the Master Servicer or the Indenture Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such holder, to the Depositor and to such other parties as may be specified in the related Agreement, a statement setting forth some or all of the following items, in each case to the extent applicable and available:

     (i) the amount of such payment to holders of Bonds of such class applied to reduce the Bond Principal Amount thereof;

     (ii) the amount of such payment to holders of Bonds of such class allocable to Accrued Bond Interest;

     (iii) the amount of such payment  allocable to (a) Prepayment  Premiums and
(b) payments on account of Equity Participations;

     (iv) the amount of related servicing compensation received by each Servicer;

     (v) the aggregate amount of advances included in such payment, and the aggregate amount of any unreimbursed advances at the close of business on such Payment Date;

     (vi) the aggregate principal balance of the Mortgage Loans at the close of business on such Payment Date;

     (vii) the number and aggregate principal balance of Mortgage Loans in respect of which (a) one scheduled payment is delinquent, (b) two scheduled payments are delinquent, (c) three or more scheduled payments are delinquent and
(d) foreclosure proceedings have been commenced;

     (viii) with respect to each Mortgage Loan that is delinquent two or more months, (a) the loan number thereof, (b) the unpaid balance thereof, (c) whether the delinquency is in respect of any balloon payment, (d) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof,
(e) if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming such Mortgage Loan is subsequently liquidated through foreclosure, (f) whether a notice of acceleration has been sent to the Mortgagor and, if so, the date of such notice,
(g) whether foreclosure proceedings have been commenced and, if so, the date so commenced and (h) if such Mortgage Loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

     (ix) with respect to any Mortgage Loan liquidated (other than by payment in full) during the related Due Period (unless a different period is specified in the related Prospectus Supplement, a "Due Period" with respect to any Payment Date will commence on the second day of the month in which the immediately preceding Payment Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Payment Date), (a) the loan number thereof, (b) the manner in which it was liquidated and (c) the aggregate amount of liquidation proceeds received;

     (x) with respect to any Mortgage Loan liquidated during the related Due Period, (a) the portion of such liquidation proceeds payable or reimbursable to each Servicer (or any other entity) in respect of such Mortgage Loan and (b) the amount of any loss to Bondholders;

     (xi) with respect to each Mortgaged Property acquired on behalf of the Issuer through foreclosure or deed in lieu of foreclosure (upon acquisition, an "REO Property") relating to a Mortgage Loan and included as a Trust Asset as of the end of the related Due Period, (a) the loan number of the related Mortgage Loan and (b) the date of acquisition;

     (xii) with respect to each REO Property relating to a Mortgage Loan and included as a Trust Asset as of the end of the related Due Period, (a) the book value, (b) the principal balance of the related Mortgage Loan immediately following such Payment Date (calculated as if such Mortgage Loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement), (c) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and (d) if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

     (xiii) with respect to any such REO Property sold during the related Due Period (a) the loan number of the related Mortgage Loan, (b) the aggregate amount of sale proceeds, (c) the portion of such sales proceeds payable or reimbursable to each Servicer in respect of such REO Property or the related Mortgage Loan and (d) the amount of any loss to Bondholders in respect of the related Mortgage Loan;

     (xiv) the aggregate Bond Principal Amount or notional amount, as the case may be, of each class of Bonds (including any class of Bonds not offered hereby) at the close of business on such Payment Date, separately identifying any reduction in such Bond Principal Amount due to the allocation of any loss and increase in the Bond Principal Amount of a class of Accrual Bonds in the event that Accrued Bond Interest has been added to such balance;

     (xv) the aggregate amount of principal prepayments made during the related Due Period;

     (xvi) the aggregate Accrued Bond Interest and unpaid Accrued Bond Interest, if any, on each class of Bonds at the close of business on such Payment Date;

     (xvii) in the case of Bonds with a variable interest rate, the interest rate applicable to such Payment Date, and, if available, the immediately succeeding Payment Date, as calculated in accordance with the method specified in the related Prospectus Supplement;

     (xviii) in the case of Bonds with a floating interest rate, for statements to be distributed in any month in which an adjustment date occurs, the floating interest rate applicable to such Payment Date and the immediately succeeding Payment Date as calculated in accordance with the method specified in the related Prospectus Supplement;

     (xix) as to any Series which includes Credit Support, the amount of coverage of each instrument of Credit Support included therein as of the close of business on such Payment Date; and

     (xx) the aggregate amount of payments by the Mortgagors of (a) default interest, (b) late charges and (c) assumption and modification fees collected during the related Due Period.

     In the case of information furnished pursuant to subclauses (i)-(iv) above, the amounts shall be expressed as a dollar amount per minimum denomination of Bonds or for such other specified portion thereof. In addition, in the case of information furnished pursuant to subclauses (i), (ii), (xiv), (xvi) and (xvii) above, such amounts shall also be provided with respect to each component, if any, of a class of Bonds. The Prospectus Supplement for each Series of Offered Bonds will describe any additional information to be included in reports to the holders of such Bonds.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer or the Indenture Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a holder of a Bond a statement containing the information set forth in subclauses (i)-(iv) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Bondholder. Such obligation of the Master Servicer or the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Indenture Trustee pursuant to any requirements of the Code as are from time to time in force.

     Unless and until Definitive Bonds are issued, such statements or reports will be forwarded by the Master Servicer or the Indenture Trustee to Cede or such other person specified in the related Prospectus Supplement. Such statements or reports may be available to Beneficial Owners upon request to DTC or their respective Participant or Indirect Participant. In addition, the Indenture Trustee shall furnish a copy of any such statement or report to any Beneficial Owner which requests such copy and certifies to the Indenture Trustee or the Master Servicer, as applicable, that it is the Beneficial Owner of a Bond. See "Description of the Bonds--Book-Entry Registration and Definitive Bonds."

Special Redemption of Bonds

     If so specified in the related Prospectus Supplement, the Bonds of any Series may be subject to special redemption on the day of any month specified therein if, as a result of the prepayment experience on the Mortgage Loans securing such Bonds or the low yield available for reinvestment or both, the Indenture Trustee determines (based on assumptions specified in the Indenture and after giving effect to the amounts, if any, available to be withdrawn from or under any reserve fund or instrument constituting Credit Support or a Cash Flow Agreement for such Series) that the amount anticipated to be available in the Payment Account for such Series on the next Payment Date, is anticipated to be insufficient to pay debt service on the Bonds of such Series on such Payment Date. The principal amount of Bonds of such Series required to be so redeemed will not exceed the amount of principal otherwise required to be paid on the next Payment Date. Therefore, the primary result of such a special redemption of Bonds is payment of principal prior to the next scheduled Payment Date.

     To the extent described in the related Prospectus Supplement, Bonds of any Series may be subject to special redemption in whole or in part following certain defaults under an instrument of Credit Support and in certain other events.

     All payments of principal pursuant to any special redemption will be made in the order of priority and in the manner specified in the related Prospectus Supplement. Notice of any special redemption will be mailed by the Issuer or the Indenture Trustee prior to the Special Redemption Date. The Redemption Price for any Bonds so redeemed will be equal to 100% (or such other percentage specified in the related Prospectus Supplement) of the principal amount of such Bonds (or portions thereof) so redeemed, together with interest accrued thereon to the date specified in the related Prospectus Supplement.

Optional Redemption of Bonds


     The Issuer may, at its option and if so specified in the related Prospectus Supplement, redeem, in whole or in part, one or more classes of Bonds of any Series on any Payment Date on or after the dates, if any, specified in such Prospectus Supplement. Notice of such redemption will be given by the Issuer or Indenture Trustee prior to the anticipated date of redemption. The Redemption Price for any Bonds so redeemed will be equal to 100% of the principal amount of such Bonds, or the portions thereof, so redeemed, together with interest accrued thereon to the date specified in the related Prospectus Supplement. Any such optional redemption may occur at a time when a significant portion of the aggregate Bond Principal Amount of all the classes of Bonds that will be so redeemed, remains outstanding (that is, a time when the aggregate Bond Principal Amount of such classes of Bonds is greater than 25% of the initial aggregate Bond Principal Amount thereof). The maximum aggregate Bond Principal Amount of the Bonds of any Series that may be outstanding before any optional redemption may be effected will be disclosed in the related Prospectus Supplement. The Bondholders will have no continuing direct or indirect liability to the Issuer or any other person as a result of the Issuer exercising its redemption option.


Book-Entry Registration and Definitive Bonds

     If so provided in the related Prospectus Supplement, one or more classes of the Offered Bonds of any Series will be issued as Book-Entry Bonds, and each such class will be represented by one or more single Bonds registered in the name of a nominee for the depository, The Depository Trust Company ("DTC").

     DTC is a  limited-purpose  trust  company  organized  under the laws of the
State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     Investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in Book-Entry Bonds may do so only through Participants and Indirect Participants or in such other manner as is provided for in the related Prospectus Supplement. In addition, such investors ("Beneficial Owners") will receive all payments on the Book-Entry Bonds through DTC and its Participants. Under a book-entry format, Beneficial Owners will receive payments after the related Payment Date because, while payments are required to be forwarded to Cede & Co., as nominee for DTC ("Cede"), on each such date DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Beneficial Owners. The only "Bondholder" (as such term is used in an Agreement) will be Cede, as nominee of DTC or such other entity specified in the related Prospectus Supplement, and the Beneficial Owners will not be recognized by the Indenture Trustee as Bondholders under the Agreements. Beneficial Owners will be permitted to exercise the rights of Bondholders under the related Agreements only indirectly through the Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Bonds and is required to receive and transmit payments of principal of and interest on the Book-Entry Bonds. Participants and Indirect Participants with which Beneficial Owners have accounts with respect to the Book-Entry Bonds similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Beneficial Owners.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Beneficial Owner to pledge its interest in the Book-Entry Bonds to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the Book-Entry Bonds, may be limited due to the lack of a physical certificate evidencing such interest.

     DTC will take action permitted to be taken by a Bondholder under an Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Bonds are credited. Under DTC's procedures, DTC will take actions permitted to be taken by Holders of any class of Book-Entry Bonds under an Agreement only at the direction of one or more Participants to whose account the Book-Entry Bonds are credited and whose aggregate holdings represent no less than any minimum amount of Voting Rights required therefor. Therefore, Beneficial Owners will only be able to exercise their Voting Rights to the extent permitted, and subject to the procedures established, by their Participant and/or Indirect Participant, as applicable.
DTC may take conflicting actions with respect to any action of Bondholders of any class to the extent that Participants authorize such actions. None of the Servicers, the Depositor, the Indenture Trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Bonds, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Bonds initially issued in book-entry form will be issued as Definitive Bonds to Beneficial Owners or their nominees, rather than to DTC or its nominee only (i) if the Depositor advises the Indenture Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Bonds and the Depositor is unable to locate a qualified successor, (ii) if the Depositor, at its option, elects to terminate the book-entry system through DTC or (iii) in accordance with such other provisions described in the related Prospectus Supplement.

     Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Bonds for the Beneficial Owners. Upon surrender by DTC of the certificate or certificates representing the Book-Entry Bonds, together with instructions for reregistration, the Indenture Trustee will issue (or cause to be issued) to the Beneficial Owners identified in such instructions the Definitive Bonds to which they are entitled, and thereafter the Indenture Trustee will recognize the holders of such Definitive Bonds as Bondholders under the Agreement.

                          DESCRIPTION OF THE AGREEMENTS

     The Bonds of each Series will be issued by an Owner Trust pursuant to an indenture (the "Indenture") between the related Owner Trust and an indenture trustee (the "Indenture Trustee") named in the related Prospectus Supplement. The Owner Trust will be established pursuant to a deposit trust agreement (each, a "Deposit Trust Agreement") between the Depositor and an owner trustee (the "Owner Trustee") named in the Prospectus Supplement relating to such Series of Bonds. The Mortgage Loans will be serviced in accordance with a servicing agreement (a "Servicing Agreement") among the Issuer, the Indenture Trustee and a Master Servicer and a Special Servicer named in the Prospectus Supplement relating to such Series of Bonds. A manager or administrator will be appointed pursuant to an administration agreement (the "Administration Agreement") to administer certain duties of the Issuer relating to each Series of Bonds. The provisions of each Agreement will vary depending upon the nature of the Bonds to be issued thereunder and the nature of the related Collateral. Forms of an Indenture, Deposit Trust Agreement, Servicing Agreement and Administration Agreement have been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The following summaries describe certain material provisions that may appear in the Indenture and the Servicing Agreement. The Prospectus Supplement for a Series of Bonds will describe any provision of the Agreements relating to such Series that materially differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreements relating to each Series of Bonds and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any Series, the term "Bond" refers to all of the Bonds of that Series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Agreements (without exhibits) relating to any Series of Bonds without charge upon written request of a holder of a Bond of such Series addressed to the Indenture Trustee specified in the related Prospectus Supplement.

Pledge of Mortgage Loans; Deposit of Release Price or Substitution

     At the time of issuance of any Series of Bonds, the Issuer will grant to the designated Indenture Trustee to secure payment of the Bonds of such Series a security interest in, among other things, the Mortgage Loans, to be included as part of the related Collateral, together with all principal and interest to be received on or with respect to such Mortgage Loans after the related Cut-off Date, other than principal and interest due on or before the related Cut-off Date and other than any Retained Interest (as defined herein). The Indenture Trustee will hold such Mortgage Loans as security only for that Series of Bonds, and holders of the Bonds of such Series will be entitled to the equal and proportionate benefits of such security, subject to the express subordination of certain classes thereof. In addition, the Indenture Trustee will, concurrently with such grant, deliver such Bonds to or at the direction of the Issuer. Each Mortgage Loan to be included as part of the related Collateral will be identified in a schedule appearing as an exhibit to the related Indenture. Such schedule generally will include detailed information to the extent available and relevant in respect of each Mortgage Loan included as part of the related Collateral, including without limitation, the address of the related Mortgaged Property and type of such property, the Mortgage Interest Rate and, if applicable, the applicable index, margin, adjustment date and any rate cap information, the original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value, Loan-to-Value Ratio and the Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable.

     With respect to each Mortgage Loan to be included as part of the related Collateral, the Issuer will deliver or cause to be delivered to the Indenture Trustee (or to the custodian acting on its behalf) certain loan documents, which will generally include the original Mortgage Note endorsed, without recourse, in blank or to the order of the Indenture Trustee, the original Mortgage (or a certified copy thereof) with evidence of recording indicated thereon and an assignment of the Mortgage to the Indenture Trustee in recordable form. Notwithstanding the foregoing, the Collateral for a Series of Bonds may include Mortgage Loans where the original Mortgage Note is not delivered to the Indenture Trustee if the Issuer delivers to the Indenture Trustee or the custodian, an affidavit certifying that the original thereof has been lost or destroyed, together with, if available, a copy or a duplicate original of the Mortgage Note. With respect to such Mortgage Loans, the Indenture Trustee (or its nominee) may not be able to enforce the Mortgage Note against the related borrower. The related Agreements will generally require that the Issuer or another party specified in the related Prospectus Supplement promptly cause each such assignment of Mortgage to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the Indenture Trustee, such recording is not required to protect the Indenture Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Issuer, the Servicer, the relevant Asset Seller or any other prior holder of the Mortgage Loan.

     The Indenture Trustee (or a custodian) will review such Mortgage Loan documents within a specified period of days after receipt thereof, and the Indenture Trustee (or a custodian) will hold such documents in trust for the benefit of the Bondholders. If any such document is found to be missing or defective in any material respect, the Indenture Trustee (or such custodian) shall immediately notify the Issuer or another entity specified in the related Prospectus Supplement. If the Issuer cannot cure the omission or defect within a specified number of days after receipt of such notice, then the Issuer or such other entity specified in the related Prospectus Supplement will be obligated, within a specified number of days of receipt of such notice, to remove the related Mortgage Loan as part of the related Collateral and pay to the Indenture Trustee a cash amount equal to the sum of the unpaid principal balance thereof, plus unpaid accrued interest thereon at the Mortgage Interest Rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant removal is to occur, plus certain servicing expenses that are reimbursable to each Servicer or such other amount as specified in the related Prospectus Supplement (the "Release Price") or substitute for such Mortgage Loan. This deposit and removal or substitution obligation constitutes the sole remedy available to the Bondholders or the Indenture Trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related Prospectus Supplement, in lieu of curing any omission or defect in the Mortgage Loan or paying the Indenture Trustee the Release Price or substituting for such Mortgage Loan, the Issuer or other named entity may agree to cover any losses suffered with respect to the Collateral as a result of such breach or defect.

     If so provided in the related Prospectus Supplement, the Issuer will, as to some or all of the Mortgage Loans, deliver or cause to be delivered to the Indenture Trustee the related Lease Assignments. In certain cases, the Indenture Trustee, or Sub-Servicer, as applicable, may collect all moneys under the related Leases and distribute amounts, if any, required under the Lease for the payment of maintenance, insurance and taxes, to the extent specified in the related Lease agreement. The Indenture Trustee, or if so specified in the Prospectus Supplement, the Master Servicer, as agent for the Indenture Trustee, may hold the Lease in trust for the benefit of the Bondholders.

Representations and Warranties; Repurchases and Other Remedies

     To the extent provided in the related Prospectus Supplement the Issuer will, with respect to each Mortgage Loan included as part of the related Collateral, make or assign, or cause to be made or assigned, certain representations and warranties, as of a specified date (the person making such representations and warranties, the "Warranting Party") covering, by way of example, the following types of matters: (i) the accuracy of the information set forth for such Mortgage Loan on the schedule of Mortgage Loans appearing as an exhibit to the related Agreement; (ii) the existence of title insurance insuring the lien priority of the Mortgage Loan; (iii) the authority of the Warranting Party to sell the Mortgage Loan; (iv) the payment status of the Mortgage Loan and the status of payments of taxes, assessments and other charges affecting the related Mortgaged Property; (v) the existence of customary provisions in the related Mortgage Note and Mortgage to permit realization against the Mortgaged Property of the benefit of the security of the Mortgage; and (vi) the existence of hazard and extended perils insurance coverage on the Mortgaged Property.

     Any Warranting Party, if other than the Depositor, shall be an Asset Seller or an affiliate thereof or such other person acceptable to the Depositor and shall be identified in the related Prospectus Supplement. Representations and warranties made in respect of a Mortgage Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between such date and the date of initial issuance of the related Series of Bonds secured by such Mortgage Loan. In the event of a breach of any such representation or warranty that materially and adversely affects the value of the applicable Mortgage Loan or the interest of the Bondholders therein, the Warranting Party will be obligated to either cure such breach or repurchase or replace the affected Mortgage Loan as described below. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warranting Party will have a cure, repurchase or substitution obligation in connection with a breach of such a representation and warranty only if the relevant event that causes such breach occurs prior to such date. Such party would have no such obligations if the relevant event that causes such breach occurs after such date.

     The Agreements will provide that the Master Servicer and/or Indenture Trustee will be required to notify promptly the relevant Warranting Party of any breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the value of such Mortgage Loan or the interests therein of the Bondholders. If such Warranting Party cannot cure such breach within a specified period following the date on which such party was notified of such breach, then such Warranting Party will be obligated to repurchase such Mortgage Loan from the Indenture Trustee within a specified period from the date on which the Warranting Party was notified of such breach, at a price equal to the sum of the unpaid principal balance thereof, plus unpaid accrued interest thereon at the Mortgage Interest Rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to each Servicer or such other price as specified in the related Prospectus Supplement (the "Purchase Price"), or in the case of the Issuer, remove such Mortgage Loan as part of the Collateral and pay to the Indenture Trustee the Release Price therefor. If so provided in the Prospectus Supplement for a Series, a Warranting Party, rather than repurchase a Mortgage Loan as to which a breach has occurred, will have the option, within a specified period after initial issuance of such Series of Bonds, to cause the removal of such Mortgage Loan as part of the related Collateral and substitute in its place one or more other Mortgage Loans, in accordance with the standards described in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a Series, a Warranting Party, rather than repurchase or substitute a Mortgage Loan as to which a breach has occurred, will have the option to reimburse the Indenture Trustee or the Bondholders for any losses caused by such breach. This reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of Bonds or the Indenture Trustee for a breach of representation by a Warranting Party.

     Neither the Depositor nor the Issuer (except to the extent that either of them is the Warranting Party) nor any Servicer will be obligated to purchase or substitute for a Mortgage Loan if a Warranting Party defaults on its obligation to do so, and no assurance can be given that Warranting Parties will carry out such obligations with respect to Mortgage Loans.

     Each Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any such representation in a Servicing Agreement of a Master Servicer or Special Servicer which materially and adversely affects the interests of the Bondholders and which continues unremedied for thirty days after the giving of written notice of such breach to such Servicer by the Indenture Trustee or the Depositor, or to such Servicer, the Depositor and the Indenture Trustee by the holders of Bonds evidencing not less than 25% of the Voting Rights or such other percentage specified in the related Prospectus Supplement, will constitute a Servicer Event of Default under such Servicing Agreement.

Accounts

     General. Each Servicer and/or the Indenture Trustee will, as to each Series of Bonds, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on the related Mortgage Loans (collectively, the "Accounts"), which must be either (i) an account or accounts the deposits in which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC") (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured such that the Bondholders have a claim with respect to the funds an Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the institution with which such Account is maintained or (ii) otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of Bonds of such Series. The collateral eligible to secure amounts in an Account is limited to United States government securities and other investment grade obligations specified in the Agreement ("Permitted Investments"). An Account may be maintained as an interest bearing or a non-interest bearing account and the funds held therein may be invested pending each succeeding Payment Date in certain short-term Permitted Investments. Any interest or other income earned on funds in an Account will be paid to a Servicer or its designee as additional servicing compensation to the extent provided in the related Prospectus
Supplement. An Account may be maintained with an institution that is an affiliate of a Servicer provided that such institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating Agency or Agencies and so specified in the related Prospectus Supplement, an Account may contain funds relating to more than one Series of mortgage-backed securities and may contain other funds respecting payments on mortgage loans belonging to a Servicer or serviced or master serviced by it on behalf of others.

     Deposits. The appropriate Servicer will deposit or cause to be deposited in an Account on a daily basis, or such other period provided in the related Agreement, the following payments and collections received, or advances made, by such Servicer:

     (i) all payments on account of principal, including principal prepayments, on the Mortgage Loans;

     (ii) all payments on account of interest on the Mortgage Loans, including any default interest collected, in each case net of any portion thereof retained by a Servicer as its servicing compensation;

     (iii) all proceeds of the hazard, business interruption and general liability insurance policies to be maintained in respect of each Mortgaged Property securing a Mortgage Loan included as part of the Collateral (to the extent such proceeds are not applied to the restoration of the property or released to the Mortgagor in accordance with the normal servicing procedures of a Servicer, subject to the terms and conditions of the related Mortgage and Mortgage Note) and all proceeds of rental interruption policies, if any, insuring against losses arising from the failure of Lessees under a Lease to make timely rental payments because of certain casualty events (collectively, "Insurance Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans included as part of the Collateral, by foreclosure, condemnation or otherwise ("Liquidation Proceeds"), together with the net proceeds on a monthly basis with respect to any Mortgaged Properties acquired for the benefit of Bondholders by foreclosure or by deed in lieu of foreclosure or otherwise;

     (iv)  any  advances   made  as   described   under   "Description   of  the
Bonds-Advances in Respect of Delinquencies";

     (v) any amounts representing Prepayment Premiums;

     (vi) any amounts received from another Servicer;

     but excluding any income, rents and profits derived from the ownership, operation or leasing of any REO Property ("REO Proceeds") and penalties or modification fees which may be retained by such Servicer. Unless otherwise provided in the related Agreement, REO Proceeds shall be maintained in an Account by the Special Servicer.

     Once a month the Special Servicer and any Sub-Servicer remit funds on deposit in the Account each maintains together with any P&I Advances to the Master Servicer for deposit in an Account maintained by the Master Servicer.

     Withdrawals. A Servicer may, from time to time, make withdrawals from an Account for each Series of Bonds for one or more of the following purposes:

     (i) to reimburse a Servicer for unreimbursed amounts advanced as described under "Description of the Bonds--Advances in Respect of Delinquencies," such reimbursement to be made out of amounts received which were identified and applied by such Servicer as late collections of interest on and principal of the particular Mortgage Loans with respect to which the advances were made;

     (ii) to reimburse a Servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to Mortgage Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred;

     (iii) to reimburse a Servicer for any advances described in clause (i) above and any servicing expenses described in clause (ii) above which, in the Master Servicer's good faith judgment, will not be recoverable from the amounts described in clauses (i) and (ii), respectively, such reimbursement to be made from amounts collected on other Collateral or, if and to the extent so provided by the related Agreement and described in the related Prospectus Supplement, just from that portion of amounts collected on other Collateral that is otherwise payable on one or more classes of Subordinate Bonds, if any, remain outstanding, and otherwise any outstanding class of Bonds, of the related Series;

     (iv) if and to the extent described in the related Prospectus Supplement, to pay a Servicer interest accrued on the advances described in clause (i) above and the servicing expenses described in clause (ii) above while such remain outstanding and unreimbursed;

     (v) to pay a Servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the Account; and

     (vi) to make any other withdrawals permitted by the related Agreement and described in the related Prospectus Supplement.

     If and to the extent specified in the Prospectus Supplement amounts may be withdrawn from any Account to cover additional costs, expenses or liabilities associated with: the preparation of environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes and materials, the proper operation, management and maintenance of any Mortgaged Property acquired for the benefit of Bondholders by foreclosure or by deed in lieu of foreclosure or otherwise, such payments to be made out of income received on such property; retaining an independent appraiser or other expert in real estate matters to determine a fair sale price for a defaulted Mortgage Loan or a property acquired in respect thereof in connection with the liquidation of such Mortgage Loan or property; and obtaining various opinions of counsel pursuant to the related Agreement for the benefit of Bondholders.

     Payment Account. To the extent specified in the related Prospectus Supplement, the Indenture Trustee will, as to each Series of Bonds, establish and maintain, or cause to be established and maintained, one or more separate Accounts for the collection of payments from the Master Servicer immediately preceding each Payment Date (the "Payment Account"). The Indenture Trustee will also deposit or cause to be deposited in a Payment Account the following amounts:

     (i) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related Series of Bonds as described under "Description of Credit Support";

     (ii) any amounts paid under any Cash Flow Agreement, as described under "Description of the Collateral--Cash Flow Agreements";

     (iii) all proceeds of any Trust Asset or, with respect to a Mortgage Loan, property acquired in respect thereof purchased by the Depositor, any Asset Seller or any other specified person, and all proceeds of any Mortgage Loan purchased as described under "Description of the Bonds--Termination" (also, "Liquidation Proceeds");

     (iv) any other amounts required to be deposited in the Payment Account as provided in the related Agreement and described in the related Prospectus Supplement.

     The Indenture Trustee or another paying agent may, from time to time, make a withdrawal from a Payment Account to make payments to the Bondholders on each Payment Date.

     Other Collection Accounts. Notwithstanding the foregoing, if so specified in the related Prospectus Supplement, the Agreements for any Series of Bonds may provide for the establishment and maintenance of a separate collection account into which a Servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more Series of Bonds. Any amounts on deposit in any such collection account will be withdrawn therefrom and deposited into the appropriate Payment Account by a time specified in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, any amounts which could be withdrawn from the Payment Account as described under "--Withdrawals" above, may also be withdrawn from any such collection account. The Prospectus Supplement will set forth any restrictions with respect to any such collection account, including investment restrictions and any restrictions with respect to financial institutions with which any such collection account may be maintained.

Collection and Other Servicing Procedures

     Master Servicer. The Master Servicer is required under the Servicing Agreement to make reasonable efforts to collect all scheduled payments under the Mortgage Loans and will follow or cause to be followed such collection procedures as it would follow with respect to mortgage loans that are comparable to the Mortgage Loans and held for its own account, provided such procedures are consistent with (i) the terms of the Servicing Agreement, (ii) applicable law and (iii) the general servicing standard specified in the related Prospectus Supplement or, if no such standard is so specified, its normal servicing practices (in either case, the "Servicing Standard").

     The Master Servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining (or causing the Mortgagor or Lessee on each Mortgage or Lease to maintain) hazard, business interruption and general liability insurance policies (and, if applicable, rental interruption policies) as described herein and in any related Prospectus Supplement, and filing and settling claims thereunder; maintaining escrow or impoundment accounts of Mortgagors for payment of taxes, insurance and other items required to be paid by any Mortgagor pursuant to the Mortgage Loan; processing assumptions or substitutions in those cases where the applicable Servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies; supervising foreclosures; inspecting and managing Mortgaged Properties under certain circumstances; and maintaining accounting records relating to the Mortgage Loans.

     The Master Servicer shall monitor the actions of the Special Servicer to confirm compliance with the Agreements.

     A Master Servicer, as servicer of the Mortgage Loans, on behalf of itself, the Indenture Trustee and the Bondholders or such other entity specified in the related Prospectus Supplement, will present claims to the obligor under each instrument of Credit Support, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Mortgage Loans. See "Description of Credit Support."

     Special Servicer. A Mortgagor's failure to make required payments may reflect inadequate income or the diversion of that income from the service of payments due under the Mortgage Loan, and may call into question such Mortgagor's ability to make timely payment of taxes and to pay for necessary maintenance of the related Mortgaged Property. Upon the occurrence of any of the following events or such other events as may be specified in the related Prospectus Supplement (each a "Servicing Transfer Event") with respect to a Mortgage Loan, servicing for such Mortgage Loan (thereafter, a "Specially
Serviced Mortgage Loan") will be transferred from the Master Servicer to the Special Servicer:

     (a)  such Mortgage Loan becomes a defaulted Mortgage Loan,

     (b) the occurrence of certain events indicating the possible insolvency of the Mortgagor,

     (c) the receipt by the Master Servicer of a notice of foreclosure of any other lien on the related Mortgaged Property,

     (d) the Master Servicer determines that a payment default is imminent,

     (e) with respect to a Balloon Mortgage Loan, no assurances have been given as to the ability of the Mortgagor to make the final payment thereon, or

     (f) the occurrence of certain other events constituting defaults under the terms of such Mortgage Loan.

     The Special Servicer is required to monitor any Mortgage Loan which is in default, contact the Mortgagor concerning the default, evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the Mortgaged Property, initiate corrective action in cooperation with the Mortgagor if cure is likely, inspect the Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Special Servicer is able to assess the success of such corrective action or the need for additional initiatives.

     The time within which the Special Servicer makes the initial determination of appropriate action evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses (or takes a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Bondholders, may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the Mortgagor, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. Under federal bankruptcy law, the Special Servicer in certain cases may not be permitted to accelerate a Mortgage Loan or to foreclose on a Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of the Mortgage Loans and the Leases."

     Any Agreement relating to a Series of Bonds secured by Collateral that includes Mortgage Loans may grant to the Master Servicer and/or the holder or holders of certain classes of Bonds a right of first refusal to purchase from the Owner Trust at a predetermined purchase price any such Mortgage Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an Offered Bond will be described in the related Prospectus Supplement. The related Prospectus Supplement will also describe any such right granted to any person if the predetermined purchase price is less than the Purchase Price described under "Representations and Warranties; Repurchases and Other Remedies ."

     The Special Servicer may agree to modify, waive or amend any term of any Specially Serviced Mortgage Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon. The Special Servicer also may generally agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Mortgage Loan if, (i) in its judgment, a material default on the Mortgage Loan has occurred or a payment default is imminent and (ii) in its judgment, such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan on a present value basis than would liquidation. The Special Servicer is required to notify the Indenture Trustee in the event of any modification, waiver or amendment of any Mortgage Loan.

     The Special Servicer, on behalf of the Indenture Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to a Mortgaged Property securing a Mortgage Loan by operation of law or otherwise, if such action is consistent with the Servicing Standard and a default on such Mortgage Loan has occurred or, in the Special Servicer's judgment, is imminent. The Special Servicer generally may not acquire title to any related Mortgaged Property or take any other action that would cause the Indenture Trustee, for the benefit of Bondholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Special Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Issuer), that:

     (i) the Mortgaged Property is in compliance with applicable environmental laws; or if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions; and

     (ii) and there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation or that, if any such materials are present, taking such action with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions.

     Subject to the foregoing, the Special Servicer will be required to (i) solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property and (ii) accept the first (and, if multiple bids are contemporaneously received, the highest) cash bid received from any person that constitutes a fair price.

     If the Issuer acquires title to any Mortgaged Property, the Special Servicer, on behalf of the Issuer, may be required to retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Special Servicer of any of its obligations with respect to the management and operation of such Mortgaged Property. Any such property acquired by the Issuer will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution or in such other manner as specified in the related Prospectus Supplement.

     The limitations imposed by the related Agreements on the operations and ownership of any Mortgaged Property acquired on behalf of the Issuer may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Certain Legal Aspects of the Mortgage Loans and the Leases--Foreclosure."

     If recovery on a defaulted Mortgage Loan under any related instrument of Credit Support is not available, the Special Servicer nevertheless will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Mortgage Loan. If the proceeds of any liquidation of the property securing the defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon at the Mortgage Interest Rate plus the aggregate amount of expenses incurred by the Special Servicer in connection with such proceedings and which are reimbursable under the Agreement, the Issuer will realize a loss in the amount of such difference. The Special Servicer will be entitled to withdraw or cause to be withdrawn from a related Account out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the payment of such Liquidation Proceeds to Bondholders, amounts representing its normal servicing compensation on the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan.

     If any property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the Special Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to Bondholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

Hazard Insurance Policies


     The Servicing Agreement with respect to a Series of Bonds secured by Collateral that includes Mortgage Loans will require the Master Servicer to cause the Mortgagor on each Mortgage Loan to maintain a hazard insurance policy providing for such coverage as is required under the related Mortgage. Such coverage will be in general in an amount equal to the amount necessary to fully compensate for any damage or loss to the improvements on the Mortgaged Property on a replacement cost basis or such other amount specified in the related Prospectus Supplement, but not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information in this regard is furnished by Mortgagors. All amounts collected by the Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures, subject to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in a related Account.


     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Mortgage Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of uninsured risks.

     The hazard insurance policies covering the Mortgaged Properties securing the Mortgage Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

     Each Servicing Agreement will require the Master Servicer to cause the Mortgagor on each Mortgage Loan, or, in certain cases, the related Lessee, to maintain all such other insurance coverage with respect to the related Mortgaged Property as is consistent with the terms of the related Mortgage, which insurance may typically include flood insurance (if the related Mortgaged Property was located at the time of origination in a federally designated flood area).

     In addition, to the extent required by the related Mortgage, the Master Servicer may require the Mortgagor or related Lessee to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance. Any cost incurred by the Master Servicer in maintaining any such insurance policy will be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of such cost will not be taken into account for purposes of calculating the payment to be made to Bondholders. Such costs may be recovered by a Servicer from a related Account, with interest thereon, as provided by the Agreements.

Rental Interruption Insurance Policy

     If so specified in the related Prospectus Supplement, the Master Servicer or the Mortgagors will maintain rental interruption insurance policies in full force and effect with respect to some or all of the Leases. Although the terms of such policies vary to some degree, a rental interruption insurance policy typically provides that, to the extent that a Lessee fails to make timely rental payments under the related Lease due to a casualty event, such losses will be reimbursed to the insured. If so specified in the related Prospectus Supplement, the Master Servicer will be required to pay from its servicing compensation the premiums on the rental interruption policy on a timely basis. If so specified in the Prospectus Supplement, if such rental interruption policy is canceled or terminated for any reason (other than the exhaustion of total policy coverage), the Master Servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the rental interruption policy with a total coverage that is equal to the then existing coverage of the terminated rental interruption policy; provided that if the cost of any such replacement policy is greater than the cost of the terminated rental interruption policy, the amount of coverage under the replacement policy will be reduced to a level such that the applicable premium does not exceed, by a percentage that may be set forth in the related Prospectus Supplement, the cost of the rental interruption policy that was replaced or to such other level as specified in the related Prospectus Supplement. Any amounts collected by the Master Servicer under the rental interruption policy in the nature of insurance proceeds will be deposited in a related Account.

Fidelity Bonds and Errors and Omissions Insurance

     The Agreements will require that the Servicers obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of such Servicer. The related Agreements will allow a Servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the Master Servicer or the Special Servicer so long as certain criteria set forth in the Agreements are met.

Due-on-Sale and Due-on-Encumbrance Provisions

     Certain of the Mortgage Loans may contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related Mortgaged Property, or due-on-sale clauses entitling the mortgagee to accelerate payment of the Mortgage Loan upon any sale or other transfer of the related Mortgaged Property. Certain of the Mortgage Loans may contain clauses requiring the consent of the mortgagee to the creation of any other lien or encumbrance on the Mortgaged Property or due-on-encumbrance clauses entitling the mortgagee to accelerate payment of the Mortgage Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. The Master Servicer, on behalf of the Issuer, will generally exercise any right the Indenture Trustee may have as mortgagee to accelerate payment of any such Mortgage Loan or to withhold its consent to any transfer or further encumbrance. To the extent specified in the related Prospectus Supplement, any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. See "Certain Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance."

Retained Interest; Servicing Compensation and Payment of Expenses

     The Prospectus Supplement for a Series of Bonds will specify whether there will be any Retained Interest in the Mortgage Loans, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement. A "Retained Interest" in a Mortgage Loan represents a specified portion of the interest payable thereon. The Retained Interest will be deducted from Mortgagor payments as received and will not be part of the related Collateral.

     Each Servicer's primary servicing compensation with respect to a Series of Bonds will come from the periodic payment to it of a portion of the interest payment on each Mortgage Loan or such other amount specified in the related Prospectus Supplement. Since any Retained Interest and a Servicer's primary compensation are percentages of the principal balance of each Mortgage Loan, such amounts will decrease in accordance with the amortization of the Mortgage Loans. The Prospectus Supplement with respect to a Series of Bonds secured by Collateral that includes Mortgage Loans may provide that, as additional compensation, a Servicer may retain all or a portion of assumption fees, modification fees, late payment charges or Prepayment Premiums collected from Mortgagors and any interest or other income which may be earned on funds held in a related Account.

     The Master Servicer may, to the extent provided in the related Prospectus Supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the Mortgage Loans, including, without limitation, payment of the fees and disbursements of the Indenture Trustee and independent accountants, payment of expenses incurred in connection with payments and reports to Bondholders, and payment of any other expenses described in the related Prospectus Supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Mortgage Loans and, to the extent so provided in the related Prospectus Supplement, interest thereon at the rate specified therein, and the fees of any Special Servicer, may be borne by the Issuer.

     If a Master Servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Mortgage Loan, the Master Servicer will be entitled to withdraw or cause to be withdrawn from the Payment Account out of such proceeds, prior to payment thereof to Bondholders, amounts representing its normal servicing compensation on such Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan. See "Hazard Insurance Policies" and "Description of Credit Support."

Evidence as to Compliance

     The Agreements will provide that on or before a specified date in each year, beginning on a date specified therein, a firm of independent public accountants will furnish a statement to the Indenture Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers, the servicing by or on behalf of each Servicer was conducted in compliance with the terms of such agreements except for any exceptions the Uniform Single Attestation Program for Mortgage Bankers requires it to report.

     The Agreements will also provide for delivery to the Indenture Trustee, on or before a specified date in each year, of an annual statement signed by an officer of each Servicer to the effect that such Servicer has fulfilled its obligations under the applicable Agreement throughout the preceding calendar year or other specified twelve-month period.

     Copies of such annual accountants' statement and such statements of officers will be obtainable by Bondholders and Beneficial Owners without charge upon written request to the Master Servicer or other entity specified in the related Prospectus Supplement at the address set forth in the related Prospectus Supplement; provided that such Beneficial Owner shall have certified to the Master Servicer that it is the Beneficial Owner of a Bond.

Certain Matters Regarding each Servicer and the Depositor

     The Master Servicer and the Special Servicer, or a servicer for substantially all the Mortgage Loans under a Servicing Agreement will be named in the related Prospectus Supplement. Each entity serving as Servicer may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or the Depositor's affiliates.

     The related Servicing Agreement will provide that any Servicer may resign from its obligations and duties thereunder only with the consent of the Indenture Trustee, which may not be unreasonably withheld or upon a determination that its duties under the Servicing Agreement are no longer permissible under applicable law. No such resignation will become effective until a successor servicer has assumed such Servicer's obligations and duties under the related Servicing Agreement.

     The Servicing Agreement will further provide that none of the Servicers, or any officer, employee, or agent thereof will be under any liability to the related Owner Trust or Bondholders for any action taken, or for refraining from the taking of any action in accordance with the Servicing standards set forth in the Servicing Agreement, in good faith pursuant to the Servicing Agreement; provided, however, that no Servicer nor any such person will be protected against any breach of a representation or warranty made in such Servicing Agreement, or against any liability specifically imposed thereby, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The Depositor shall be liable only to the extent of its obligations specifically imposed upon and undertaken by the Depositor. The Servicing Agreement will further provide that each Servicer will be entitled to indemnification by the related Owner Trust against any loss, liability or expense incurred in connection with any legal action relating to the related Servicing Agreement or the Mortgage Loans; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of misfeasance, bad faith or negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of such obligations or duties. In addition, the Servicing Agreement will provide that no Servicer will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its responsibilities under the Servicing Agreement and which in its opinion may involve it in any expense or liability. Any Servicer may, however, with the consent of the Indenture Trustee undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Bondholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Bondholders, and the Servicer will be entitled to be reimbursed therefor.

     Any person into which a Servicer or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which a Servicer or the Depositor is a party, or any person succeeding to the business of a Servicer or the Depositor will be the successor of such Servicer or the Depositor, as applicable, under the related Agreements.

Servicer Events of Default

     Events of Default with respect to a Servicer under the related Agreements (a "Servicer Event of Default") will generally include (i) any failure by such Servicer to distribute or cause to be distributed to the Indenture Trustee, another Servicer or the Bondholders, any required payment within one Business Day of the date due; (ii) any failure by such Servicer to timely deliver a report that continues unremedied for two days after receipt of notice of such failure has been given to such Servicer by the Indenture Trustee or another Servicer; (iii) any failure by such Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Agreements which continues unremedied for thirty days after written notice of such failure has been given to such Servicer; (iv) any breach of a representation or warranty made by such Servicer under the Agreements which materially and adversely affects the interests of Bondholders and which continues unremedied for thirty days after written notice of such breach has been given to such Servicer; (v) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of such Servicer indicating its insolvency or inability to pay its obligations; and (vi) any failure by such Servicer to maintain a required license to do business or service the Mortgage Loans pursuant to the related Agreements. Material variations to the foregoing Servicer Events of Default (other than to shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement. The Indenture Trustee will, not later than the later of 60 days or such other period specified in the related Prospectus Supplement after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute a Servicer Event of Default and five days after certain officers of the Indenture Trustee become aware of the occurrence of such an event, transmit by mail to the Depositor and all Bondholders of the applicable Series notice of such occurrence, unless such default shall have been cured or waived.

Rights Upon Servicer Event of Default

     So long as a Servicer Event of Default remains unremedied, the Depositor or the Indenture Trustee may, and at the direction of holders of Bonds evidencing not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights, the Indenture Trustee shall be required to, terminate all of the rights and obligations of the related Servicer under the related Agreement and in and to the Mortgage Loans (other than as a Bondholder or as the owner of any Retained Interest), whereupon the Master Servicer (or if such Servicer is the Master Servicer, the Indenture Trustee) will succeed to all of the responsibilities, duties and liabilities of such Servicer under the related Agreement and will be entitled to similar compensation arrangements. In the event that the Indenture Trustee is unwilling or unable so to act, it may or, at the written request of the holders of Bonds entitled to at least 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights, it shall be required to appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of such appointment of at least $15,000,000 (or such other amount specified in the related Prospectus
Supplement) to act as successor to the Master Servicer under the related Agreement. Pending such appointment, the Indenture Trustee is obligated to act in such capacity. The Indenture Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the related Agreement.

     The holders of Bonds of a Series representing at least 66-2/3% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for each class of Bonds of such Series affected by any Servicer Event of Default will be entitled to waive such Servicer Event of Default; provided, however, that a Servicer Event of Default involving a failure to pay a required payment to Bondholders described in clause (i) under "Servicer Events of Default" may be waived only by all of the Bondholders. Upon any such waiver of a Servicer Event of Default, such Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the related Agreement.

     No Bondholder will have the right under any Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Indenture Trustee written notice of default and unless the holders of Bonds evidencing not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights have made written request upon the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee thereunder and have offered to the Indenture Trustee reasonable indemnity, and the Indenture Trustee for sixty days (or such other number of days specified in the related Prospectus Supplement) has neglected or refused to institute any such proceeding. The Indenture Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Bonds covered by such Agreement, unless such Bondholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. As described under "Description of the Bonds--Book-Entry Registration and Definitive Bonds," unless and until Definitive Bonds are issued, Beneficial Owners may only exercise their rights as owners of Bonds indirectly through DTC, or their respective Participants and Indirect Participants.

Amendment

     An Agreement may be amended by the parties thereto, without the consent of any of the holders of Bonds covered by the Agreement, (i) to cure any ambiguity,
(ii) to correct, modify or supplement any provision therein which may be inconsistent with any other provision therein, (iii) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, or (iv) to comply with any requirements imposed by the Code; provided that such amendment (other than an amendment for the purpose specified in clause (iv) above) will not (as evidenced by an opinion of counsel to such effect) adversely affect in any material respect the interests of any holder of Bonds covered by the Agreement. An Agreement may also be amended by the Depositor, the Master Servicer, if any, and the Indenture Trustee, with the consent of the holders of Bonds affected thereby evidencing not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights, for any purpose; provided, however, that no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received or advanced on Mortgage Loans which are required to be distributed on any Bond without the consent of the holder of such Bond, (ii) adversely affect in any material respect the interests of the holders of any class of Bonds in a manner other than as described in clause (i), without the consent of the holders of all Bonds of such class or (iii) modify the provisions of such Agreement described in this paragraph without the consent of the holders of all Bonds covered by such Agreement then outstanding.

The Indenture Trustee

     The Indenture Trustee for a Series of Bonds will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company serving as Indenture Trustee may have a banking relationship with the Depositor and its affiliates and with any Master Servicer and its affiliates.

Duties of the Indenture Trustee

     The Indenture Trustee will make no representations as to the validity or sufficiency of any Agreement, the Bonds or any Trust Asset or related document and is not accountable for the use or application by or on behalf of any Servicer of any funds paid to such Servicer or its designee in respect of the Bonds or the Collateral, or deposited into or withdrawn from any Account or any other account by or on behalf of any Servicer. If no Issuer Event of Default or Servicer Event of Default has occurred and is continuing, the Indenture Trustee is required to perform only those duties specifically required under the related Agreements. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Indenture Trustee is required to examine such documents and to determine whether they conform to the requirements of the Agreements.

Certain Matters Regarding the Indenture Trustee

     The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be entitled to indemnification out of the Payment Account for any loss, liability or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with the Indenture Trustee's (i) enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the Bondholders during the continuance of an Issuer Event of Default or Servicer Event of Default, (ii) defending or prosecuting any legal action in respect of the related Agreement or Series of Bonds, (iii) being the mortgagee of record with respect to the Mortgage Loans constituting Collateral in respect of a Series of Bond and the owner of record with respect to any Mortgaged Property acquired in respect thereof for the benefit of Bondholders, or (iv) acting or refraining from acting in good faith at the direction of the holders of the related Series of Bonds entitled to not less than 25% (or such higher percentage as is specified in the related Agreement with respect to any particular matter) of the Voting Rights for such Series; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the Indenture Trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Indenture Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Indenture Trustee made therein.

Resignation and Removal of the Indenture Trustee


     The Indenture Trustee may at any time resign from its obligations and duties under an Agreement by giving written notice thereof to the Depositor, the Master Servicer, if any, and all Bondholders. Upon receiving such notice of resignation, the Depositor is required promptly to appoint a successor indenture trustee acceptable to the Master Servicer, if any. If no successor indenture trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor indenture trustee. If at any time the Indenture Trustee shall cease to be eligible to continue as such under the related Agreements, or if at any time the Indenture Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Indenture Trustee and appoint a successor indenture trustee acceptable to the Master Servicer, if any. Holders of the Bonds of any Series entitled to more than 50%(or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such Series may at any time remove the Indenture Trustee without cause and appoint a successor indenture trustee.


     Any resignation or removal of the Indenture Trustee and appointment of a successor indenture trustee shall not become effective until acceptance of appointment by the successor indenture trustee.

Certain Terms of the Indenture


     Issuer Events of Default. An "Issuer Event of Default" with respect to any Series of Bonds will include: (i) the failure to pay all interest on and principal of any Bond of such Series by its Stated Maturity; (ii) the impairment of the validity or effectiveness of the related Indenture or any grant thereunder, or the subordination or, except as permitted thereunder, the termination or discharge of the lien of the related Indenture, or the creation of any lien, charge, security interest, mortgage or other encumbrance (other than the lien of the related Indenture or any other lien expressly permitted thereby) with respect to any part of the property subject to the lien of the related Indenture or any interest in or proceeds of such property, or the failure of the lien of the related Indenture to constitute a valid first priority perfected security interest in such property (subject only to those liens expressly permitted by the related Indenture to be prior to the lien thereof), and the continuation of any such defaults for a period of 30 days after notice to the Issuer for such Series by the designated Indenture Trustee or to the Issuer for such Series and the designated Indenture Trustee by the holders of Bonds entitled to at least 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such Series; (iii) any default in the observance or performance of any covenant or agreement of the Issuer made in the related Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this paragraph specifically dealt with) with respect to such Series or any representation or warranty of the Issuer made in the related Indenture, or in any certificate or other writing delivered pursuant thereto or in connection therewith, with respect to such Series proving to have been incorrect in any material respect as of the time when the same shall have been made, provided such default or the circumstance or condition in respect of which such representation or warranty was incorrect (A) shall materially and adversely affect the interests of holders of Bonds of such Series and (B) shall continue or shall not have been eliminated or otherwise remedied, as the case may be, for a period of 60 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of Bonds representing at least 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such Series, a written notice specifying such default or inaccuracy, as the case may be, and requiring it to be remedied and stating that such notice is a "Notice of Default" under the related Indenture; and (iv) certain events of bankruptcy, insolvency, receivership or reorganization of the Issuer for such Series. Notwithstanding the foregoing, if a Series of Bonds includes a class of Subordinate Bonds, the Indenture for such a Series may provide that certain defaults which relate only to such Subordinate Bonds shall not constitute an Issuer Event of Default with respect to such Series, under certain circumstances, and may limit the rights of holders of Subordinate Bonds to direct the Indenture Trustee to pursue remedies with respect to such defaults, or other Issuer Events of Default. Such limitations, if any, will be specified in the related Prospectus Supplement.

     If an Issuer Event of Default with respect to any Series of Bonds should occur and be continuing, the Indenture Trustee for such Series may (and, upon the written request of the holders of Bonds representing more than 50% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for each class of Bonds of such Series affected thereby, shall) declare all Bonds of such Series to be due and payable, together with accrued and unpaid interest thereon. Such declaration of acceleration and its consequences may under certain circumstances (including the remediation by the Issuer of all existing Issuer Events of Default with respect to such Series) be rescinded and annulled by the holders of Bonds representing more than 50% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for each class of Bonds of such Series.


     The Indenture for each Series of Bonds will provide that the Indenture Trustee for such Series shall, within 90 days after the occurrence of an Issuer Event of Default with respect to such Series, mail to the holders of Bonds of such Series notice of all uncured or unwaived defaults known to it; provided that, except in the case of an Issuer Event of Default in the payment of the principal or purchase price of or interest on any Bond, the Indenture Trustee shall be protected in withholding such notice if it determines in good faith that the withholding of such notice is in the interest of the Bondholders of such Series.

     An Issuer Event of Default with respect to one Series of Bonds will not necessarily be an Issuer Event of Default with respect to any other Series of Bonds.


     If following an Issuer Event of Default with respect to any Series of Bonds, the Bonds of such Series have been declared to be due and payable, the Indenture Trustee may liquidate the related Mortgage Loans, but only if: (i) each and every Bondholder of such Series consents thereto; (ii) the portion of the proceeds of such sale or liquidation that is payable to the Bondholders of such Series is sufficient to discharge in full all amounts then due and unpaid upon the Bonds of such Series for principal and interest; or (iii) the Indenture Trustee (A) determines that the Mortgage Loans securing such Series will not, taking into account any Credit Support or Cash Flow Agreement with respect to such Series, provide sufficient funds for the payment of all principal and interest on the Bonds of such Series by their respective Stated Maturities, if any, and (B) obtains the consent of the holders of Bonds representing at least 66-2/3% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for each class of Bonds of such Series. In addition, if following an Issuer Event of Default with respect to any Series of Bonds, the Bonds of such Series have been declared to be due and payable, the Indenture Trustee may be required to liquidate the related Mortgage Loans if the Bondholders of such Series so direct as described under "--Control by Bondholders" below. As may be further provided in the Prospectus Supplement for the Offered Bonds of any Series of Bonds, the proceeds of a sale of Mortgage Loans will be applied to the payment of amounts due the Indenture Trustee for such Series and other administrative and servicing expenses specified in the related Indenture and then distributed pro rata among the Bondholders of each class of such Series (provided that Subordinate Bonds of such Series will be subordinate to Senior Bonds of such Series to the extent provided in the related Prospectus Supplement) according to the amounts due and payable on the Bonds for principal and interest at the time such proceeds are paid by the Indenture Trustee.

     If the Bonds of any Series have been declared to be due and payable following an Issuer Event of Default with respect to such Series and such declaration and its consequences have not been rescinded and annulled, then (unless the related Prospectus Supplement specifies otherwise) the Indenture Trustee may, but need not, elect to maintain possession of the Mortgage Loans securing such Series; provided that the holders of Bonds of such Series shall not have directed the Indenture Trustee as described under "--Control by Bondholders" below to sell the Mortgage Loans securing such Series. It is the desire of the Issuer, the Indenture Trustee and the Bondholders of each Series that there be at all times, taking into account any Credit Support or Cash Flow Agreement with respect to a Series, sufficient funds for the payment of all principal of and interest on the Bonds of such Series by their respective Stated Maturities, if any, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Mortgage Loans securing any Series declared due and payable. In determining whether to maintain possession of the Mortgage Loans securing any Series declared due and payable,  the  Indenture  Trustee  may,  but need not,  obtain  and rely upon an opinion of an independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of such Mortgage Loans for such purpose. As may be further provided in the related Prospectus Supplement, until the Indenture Trustee has elected or has determined not to elect to retain the Mortgage Loans securing any Series declared due and payable, and thereafter if the Indenture Trustee has elected to retain the Mortgage Loans securing any Series declared due and payable, the
Indenture Trustee will continue to apply all payments, collections, distributions and other amounts received on such Mortgage Loans and/or paid or drawn under any Credit Support or Cash Flow Agreement for such Series, solely to the payment of principal of and interest on the Bonds of such Series, and to the payment of administrative and other expenses, as if there had not been such a declaration of acceleration.


     The Indenture Trustee shall not be deemed to have knowledge of any Issuer Event of Default unless an officer in the Indenture Trustee's corporate trust department has actual knowledge thereof. Subject to the provisions of the related Indenture regarding the duties of the Indenture Trustee in case an Issuer Event of Default in respect of any Series of Bonds shall occur and be continuing, the Indenture Trustee for such Series will be under no obligation to exercise any of the rights or powers under the related Indenture at the request or direction of any of the Bondholders of such Series, unless such Bondholders shall have offered to such Indenture Trustee reasonable security or indemnity.


     Control by Bondholders. The holders of Bonds of any Series representing more than 50% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such Series shall have the right to direct the time, method and place of conducting any suit in equity, action at law or other judicial or administrative proceeding (each, a "Proceeding") for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee; provided, that: (i) such direction may not be in conflict with any rule of law or with the related Indenture; (ii) the Indenture Trustee shall have been provided with indemnity reasonably satisfactory to it; (iii) any direction to the Indenture Trustee to declare all of the Bonds of such Series to be immediately due and payable following an Issuer Event of Default, or to rescind any such declaration, shall be by the holders of Bonds representing more than 50% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such Series; (iv) any direction to the Indenture Trustee to sell or liquidate all or any portion of the Mortgage Loans securing such Series shall be by the holders of Bonds representing not less than 66-2/3% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for each class of such Series (except that, notwithstanding the foregoing, if the condition to retention of the Mortgage Loans securing such Series set forth under "--Issuer Events of Default" above has been satisfied and the Indenture Trustee elects to retain such Mortgage Loans as described thereunder, then any direction to the Indenture Trustee by the holders of less than all the Bonds of such Series to sell or liquidate all or any portion of such Mortgage Loans shall be of no force and effect); and (v) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction. Notwithstanding the rights of Bondholders of any Series set forth above, the Indenture Trustee need not, however, take any action which it determines might involve it in liability or may be unjustly prejudicial to the Bondholders of such Series not consenting.

     Prior to the declaration of the acceleration of the maturity of the Bonds of any Series as described under "--Issuer Events of Default" above, the holders of Bonds representing more than 50% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for each class of such Series may, on behalf of the holders of all the Bonds of such Series, waive any past default on the part of the Issuer with respect to such Series and its consequences, except a default: (i) in the payment of principal of or interest on any Bond, which waiver shall require the waiver by the Holders of all of the outstanding Bonds of such Series; or (ii) in respect of a covenant or provision of the related Indenture which cannot be modified or amended without the consent of the holder of each outstanding Bond of such Series, which waiver shall require the waiver by each holder of an outstanding Bond of such Series.

     No holder of Bonds of any Series will have the right to institute any Proceedings with respect to the related Indenture, unless (i) such holder previously has given to the Indenture Trustee for such Series written notice of a continuing Issuer Event of Default with respect to such Series, (ii) the holders of Bonds representing more than 50% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such Series (or such other group of Bondholders of such Series as may be required for directing the Indenture Trustee to institute particular Proceedings as described in the first paragraph of this "--Control of Bondholders" section and as shall hold Bonds which, in the aggregate, represent more than 50% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such Series) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee under the related Indenture; (iii) such holder or holders of Bonds have offered to the Indenture Trustee adequate indemnity or security satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (iv) the Indenture Trustee for such Series has, for 60 days after receipt of such notice, request and offer of indemnity, failed to institute any such Proceeding and (v) no direction inconsistent with such written request has been given to the Indenture Trustee for such Series during such 60-day period by the holders of Bonds representing more than 50% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such Series; provided, however, that in the event that the Indenture Trustee receives conflicting requests and indemnities from two or more groups of Bondholders of such Series, each representing less than a majority, by aggregate Bond Principal Amount, of such Series, the Indenture Trustee may in its sole discretion determine what action with respect to the Proceeding, if any, shall be taken.


     For purposes of giving the consents, waivers and directions contemplated in this "--Control by Bondholders" section and under "--Issuer Events of Default" above, Bonds held by the Issuer, the Depositor or any affiliate thereof will be deemed not to be outstanding.

     Satisfaction and Discharge of the Indenture. The related Indenture will be discharged as to any Series of Bonds (except with respect to certain continuing rights specified in such Indenture), (a)(1) upon the delivery to the related Indenture Trustee or other Bond registrar for cancellation of all the Bonds of such Series other than Bonds which have been mutilated, lost or stolen and have been replaced or paid and Bonds for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer for such Series or discharged from such trust) as provided in such Indenture, or (2) at such time as all Bonds of such Series not previously canceled by the related Indenture Trustee or other Bond registrar have become due and payable or, within one year, will become due and payable or be called for redemption, and the Issuer for such Series shall have deposited with the related Indenture Trustee an amount sufficient to repay all of the Bonds of such Series, and further, in either such case, (b) when the Issuer for such Series shall have paid all other amounts payable under the related Indenture and certain other conditions specified in the related Indenture have been specified.

     Release of  Collateral.  Mortgage Loans may be released from the lien of an
Indenture: (i) upon satisfaction and discharge of such Indenture (see "--Satisfaction and Discharge of the Indenture" above); (ii) in connection with the liquidation of a defaulted Mortgage Loan or REO Property; (iii) in connection with a material breach of a representation and warranty or the failure to deliver certain required material documentation with respect to a Mortgage Loan (see "--Pledge of Mortgage Loans; Deposit of Release Price or Substitution" and "--Representations and Warranties; Repurchases and Other Remedies" above); and (iv) as otherwise specified in the related Prospectus Supplement.


     List of Bondholders. Three or more Bondholders of any Series of Bonds which have each owned Bonds of such Series for at least six months may, by written application to the Indenture Trustee for such Series, request access to the list maintained by such Indenture Trustee of all holders of the same Series for the purpose of communicating with other Bondholders of such Series with respect to their rights under the related Indenture; and the Indenture Trustee will be required, with limited exception, to afford such applicants access to the most recent form of such list in the possession of the Indenture Trustee or, at the expense of such applicants, to mail copies of the particular communication to such other Bondholders.

     Meetings of Bondholders. Meetings of Bondholders of any Series of Bonds or class thereof may be called at any time and from time to time in connection with any of the following acts: (i) to give any notice to the Issuer or Indenture Trustee for such Series, give directions to the Indenture Trustee for such Series, consent to the waiver of any Issuer Event of Default under the related Indenture, or to take any other action authorized to be taken by Bondholders in connection therewith; (ii) to remove the Indenture Trustee for such Series or appoint a successor Indenture Trustee; (iii) to consent to the execution of supplemental indentures with respect to such Series; or (iv) to take any other action authorized to be taken by or on behalf of such Bondholders. Such meetings may be called by the Indenture Trustee, the Issuer or the holders of Bonds representing at least 10% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such Series of Bonds.


     Indenture Trustee's Annual Report. The Indenture Trustee for each Series of Bonds will be required to mail each year to all Bondholders of such Series, a brief report relating to its eligibility and qualification to continue as the Indenture Trustee under the related Indenture, any amounts advanced by it under the related Indenture which remain unpaid on the date of the report, the amount, interest rate and maturity date of certain indebtedness owing by the Issuer (or any other obligor on such Series) to such Indenture Trustee in its individual capacity, the property and funds physically held by such Indenture Trustee in its capacity as such, any release or release and substitution of property subject to the lien of the related Indenture which has not been previously reported, any additional issuance of Bonds of the same Issuer not previously reported and any action taken by such Indenture Trustee which materially affects the Bonds and which has not been previously reported.

     Administrator. The Issuer may contract with other persons or entities to assist it in performing its duties under any Indenture and any performance of such duties (other than execution of Issuer orders, Issuer requests and officer's certificates of the Issuer) by a person or entity identified to the Indenture Trustee in an officer's certificate of the Issuer shall be deemed action taken by the Issuer for all purposes under such Indenture.


     As may be further specified in the related Prospectus Supplement, it is expected that the Issuer for each Series of Bonds will enter into an administration agreement with an administrator acceptable to the Rating Agencies rating Bonds of such Series (the "Administrator") pursuant to which advisory, administrative, accounting and clerical services will be provided to such Issuer with respect to such Series. The Indenture Trustee or Master Servicer may serve as the Administrator. In addition, under the related Indenture, the Issuer for each Series of Bonds will be responsible for certain administrative and accounting matters relating to the Bonds of such Series, and it is intended that the Administrator will perform these services on behalf of the Issuer.


                          DESCRIPTION OF CREDIT SUPPORT

General

     For any Series of Bonds, Credit Support may be provided with respect to one or more classes thereof or the related Mortgage Loans. Credit Support may be in the form of the subordination of one or more classes of Bonds, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related Prospectus Supplement, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may be structured so as to be drawn upon by more than one Series to the extent described therein.

     The coverage provided by any Credit Support for a Series of Bonds will be described in the related Prospectus Supplement. Generally, such coverage will not provide protection against all risks of loss and will not guarantee repayment of the entire Bond Principal Amount of the Bonds and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit Support, Bondholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one Series of Bonds (each, a "Covered Trust"), holders of Bonds secured by assets of any of such Covered Trusts will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts prior to such Covered Trust receiving any of its intended share of such coverage.

     If Credit Support is provided with respect to one or more classes of Bonds of a Series, or the related Mortgage Loans, the related Prospectus Supplement will include a description of (a) the nature and amount of coverage under such Credit Support, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (d) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the Prospectus Supplement. See "Risk Factors--Credit Support Limitations."

Subordinate Bonds

     If so specified in the related Prospectus Supplement, one or more classes of Bonds of a Series may be Subordinate Bonds. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Bonds to receive payments of principal and interest from the Payment Account on any Payment Date will be subordinated to such rights of the holders of Senior Bonds. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Bonds in a Series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

Cross-Support Provisions

     If the Mortgage Loans for a Series are divided into separate groups, each supporting a separate class or classes of Bonds of a Series, credit support may be provided by cross-support provisions requiring that payments be made on Senior Bonds evidencing interests in one group of Mortgage Loans prior to payments on Subordinate Bonds evidencing interests in a different group of Mortgage Loans for the same Series. The Prospectus Supplement for a Series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

Insurance or Guarantees with Respect to the Mortgage Loans

     If so provided in the Prospectus Supplement for a Series of Bonds, the Mortgage Loans included in the related Collateral will be covered for various default risks by insurance policies or guarantees. A copy of any such material instrument for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Bonds of the related Series.

Letter of Credit

     If so provided in the Prospectus Supplement for a Series of Bonds, deficiencies in amounts otherwise payable on such Bonds or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Loans on the related Cut-off Date or of the initial aggregate Bond Principal Amount of one or more classes of Bonds. If so specified in the related Prospectus Supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each Series of Bonds will expire at the earlier of the date specified in the related Prospectus Supplement or the payment in full of the Bonds. A copy of any such letter of credit for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Bonds of the related Series.

Insurance Policies and Surety Bonds

     If so provided in the Prospectus Supplement for a Series of Bonds, deficiencies in amounts otherwise payable on such Bonds or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Bonds of the related Series, timely payments of interest and/or full payments of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related Prospectus Supplement. A copy of any such instrument for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Bonds of the related Series.

Reserve Funds

     If so provided in the Prospectus Supplement for a Series of Bonds, deficiencies in amounts otherwise payable on such Bonds or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in such Prospectus Supplement. The reserve funds for a Series may also be funded over time by depositing therein a specified amount of the payments received on the related Collateral as specified in the related Prospectus Supplement.

     Amounts on deposit in any reserve fund for a Series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A reserve fund may be provided to increase the likelihood of timely payments of principal of and interest on the Bonds. If so specified in the related Prospectus Supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each Payment Date amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application to the Bonds.

     Moneys deposited in any Reserve Funds will be invested in Permitted Investments, or will remain uninvested or invested in other investments as specified in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such Series, and any loss resulting from such investments will be charged to such Reserve Fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation. The Reserve Fund for a Series of Bonds will be a part of the Collateral if and only to the extent provided in the related Prospectus Supplement.

     Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make payments to Bondholders and use of investment earnings from the Reserve Fund, if any.

           CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans. See "Description of the Collateral."

General

     All of the Mortgage Loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property which may be mortgages, deeds of trust, security deeds or deeds to secure debt, depending upon the prevailing practice and law in the state in which the Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages." Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property, the priority of which will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to such instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

Types of Mortgage Instruments

     A mortgage either creates a lien against or constitutes a conveyance of real property between two parties: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a mortgagor), a trustee to whom the mortgaged property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. As used in this Prospectus, unless the context otherwise requires, "Mortgagor" includes the trustor under a deed of trust and a grantor under a security deed or a deed to secure debt. Under a deed of trust, the Mortgagor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. In case the Mortgagor under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the Mortgagor. At origination of a mortgage loan involving a land trust, the Mortgagor executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailors' Civil Relief Act of 1940) and, in some cases, in deed of trust transactions, the directions of the beneficiary.

Interest in Real Property

     The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements. However, such an instrument may encumber other interests in real property such as a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by such lease. An instrument covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest or in the mortgage, deed of trust, security deed or deed to secure debt, to protect the mortgagee against termination of such interest before the mortgage, deed of trust, security deed or deed to secure debt is paid. The Warrantying Party will make certain representations and warranties in the Agreement with respect to the Mortgage Loans which are secured by an interest in a leasehold estate. Such representation and warranties will be set forth in the Prospectus Supplement if applicable.

Leases and Rents

     Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the Mortgagor assigns its right, title and interest as landlord under each lease and the income derived therefrom to the lender, while the Mortgagor retains a revocable license to collect the rents for so long as there is no default. Under such assignments, the Mortgagor typically assigns its right, title and interest as lessor under each lease and the income derived therefrom to the mortgagee, while retaining a license to collect the rents for so long as there is no default under the mortgage loan documentation. The manner of perfecting the mortgagee's interest in rents may depend on whether the Mortgagor's assignment was absolute or one granted as security for the loan. Failure to properly perfect the mortgagee's interest in rents may result in the loss of substantial pool of funds, which could otherwise serve as a source of repayment for such loan. If the Mortgagor defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents. In most states, hotel and motel room rates are considered accounts receivable under the UCC; generally these rates are either assigned by the Mortgagor, which remains entitled to collect such rates absent a default, or pledged by the Mortgagor, as security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. Even if the lender's security interest in room rates is perfected under the UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room rates after a default.

     Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

     Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. Such risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "Environmental Legislation" below.

Personalty

     Certain types of Mortgaged Properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute "fixtures" under applicable state real property law and, hence, would not be subject to the lien of a mortgage. Such property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest therein, the lender generally must file UCC financing statements and, to maintain perfection of such security interest, file continuation statements generally every five years.

Foreclosure

     General. Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the Mortgagor defaults in payment or performance of its obligations under the note or mortgage, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

     Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

     Equitable Limitations on Enforceability of Certain Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to a mortgagee in connection with foreclosure. These equitable principles are generally designed to relieve the Mortgagor from the legal effect of mortgage defaults, to the extent that such effect is perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the Mortgagor's default and the likelihood that the Mortgagor will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate Mortgagors who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the Mortgagor failed to maintain the mortgaged property adequately or the Mortgagor executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a Mortgagor receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the Mortgagor.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete. Moreover, as discussed below, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the Mortgagor was insolvent (or the Mortgagor was rendered insolvent as a result of such sale) and within one year (or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law) of the filing of bankruptcy.

     Non-Judicial Foreclosure/Power of Sale. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the Mortgagor under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the Mortgagor and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The Mortgagor or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without acceleration) plus the expenses incurred in enforcing the obligation. In other states, the Mortgagor or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

     Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of such property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the Mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, golf courses, automobile dealerships, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's (including franchisors') perception of the quality of such operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "Environmental Legislation." Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

     A junior mortgagee may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those Mortgage Loans which are junior mortgage loans, if the lender purchases the property the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

     The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the Mortgagor is in default. Any additional proceeds are generally payable to the Mortgagor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by such holders.

Rights of Redemption

     The purposes of a foreclosure action are to enable the mortgagee to realize upon its security and to bar the Mortgagor, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of such action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

     The equity of redemption is a common-law (non-statutory) right which exists prior to completion of the foreclosure, is not waivable by the Mortgagor, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the Mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former Mortgagor pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

Anti-Deficiency Legislation

     Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related Mortgage Loan and a personal money judgment may not be obtained against the Mortgagor. Even if a mortgage loan by its terms provides for recourse to the Mortgagor, some states impose prohibitions or limitations on such recourse. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the Mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former Mortgagor equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender.

     Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the Mortgagor. In certain other states, the lender has the option of bringing a personal action against the Mortgagor on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the Mortgagor. Finally, other statutory provisions limit any deficiency judgment against the former Mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former Mortgagor as a result of low or no bids at the judicial sale.

Leasehold Risks

     Mortgage Loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the Mortgagor. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold mortgagee without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the mortgagee, but the ground leases that secure Mortgage Loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include the right of the leasehold mortgagee to receive notices from the ground lessor of any defaults by the Mortgagor; the right to cure such defaults, with adequate cure periods; if a default is not susceptible of cure by the leasehold mortgagee, the right to acquire the leasehold estate through foreclosure or otherwise; the ability of the ground lease to be assigned to and by the leasehold mortgagee or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder; and the right of the leasehold mortgagee to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof.

     In addition to the foregoing protections, a leasehold mortgagee may require that the ground lease or leasehold mortgage prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor. As further protection, a leasehold mortgage may provide for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Reform Act of 1978, as amended (Title 11 of the United States Code) (the "Bankruptcy Code"), although the enforceability of such clause has not been established. Without the protections described above, a leasehold mortgagee may lose the collateral securing its leasehold mortgage. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold mortgagee with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

Bankruptcy Laws

     The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest and/or the alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or an extension (or reduction) of the final maturity date. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

     The Bankruptcy Code has been amended to provide that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case." Thus, unless a court orders otherwise, revenues from a Mortgaged Property generated after the date the bankruptcy petition is filed will constitute "cash collateral" under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the Mortgaged Properties and the cash collateral is "adequately protected" as such term is defined and interpreted under the Bankruptcy Code. It should be noted, however, that the court may find that the lender has no security interest in either pre-petition or post-petition revenues if the court finds that the loan documents do not contain language covering accounts, room rents, or other forms of personalty necessary for a security interest to attach to hotel revenues.

     Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease to such effect or because of certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the Indenture Trustee for a Series of Bonds to exercise certain contractual remedies with respect to the Leases. In addition, Section 362 of the Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a Indenture Trustee's exercise of such remedies for a related Series of Bonds in the event that a related Lessee or a related Mortgagor becomes the subject of a proceeding under the Bankruptcy Code. For example, a mortgagee would be stayed from enforcing a Lease Assignment by a Mortgagor related to a Mortgaged Property if the related Mortgagor was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a Lessee of a Mortgaged Property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the Lease that occurred prior to the filing of the Lessee's petition. Rents and other proceeds of a Mortgage Loan may also escape an assignment thereof if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding. See "--Leases and Rents" above.

     In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (a) assume the lease and retain it or assign it to a third party or (b) reject the lease. If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, such rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to such lease, such as the Mortgagor, as lessor under a Lease, would have only an unsecured claim against the debtor for damages resulting from such breach, which could adversely affect the security for the related Mortgage Loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15%, not to exceed three years, of the remaining term of the lease.


     If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat such lease as terminated by such rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of such term and for any renewal or extension of such term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after such a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any such renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date. To the extent provided in the related Prospectus Supplement, the Lessee will agree under certain Leases to pay all amounts owing thereunder to the Master Servicer without offset. To the extent that such a contractual obligation remains enforceable against the Lessee, the Lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.


     In a bankruptcy or similar proceeding of a Mortgagor, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the Mortgagor, or made directly by the related Lessee, under the related Mortgage Loan to the Issuer. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a Mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.


     To the extent described in the related Prospectus Supplement, certain of the Mortgagors may be partnerships. The laws governing limited partnerships in certain states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related Prospectus Supplement, certain limited partnership agreements of the Mortgagors may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal (assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld) that might trigger the dissolution of the limited partnership, the winding up of its affairs and the payment of its assets, unless (i) at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or (ii) the written provisions of the limited partnership agreement permit the limited partners to agree within a specified time frame (often 60 days) after such withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so. In addition, the laws governing general partnerships in certain states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of such partnerships triggers the dissolution of such partnership, the winding up of its affairs and the distribution of its assets. Such state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a Mortgagor, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related Mortgage Loan, which may reduce the yield on the related Series of Bonds in the same manner as a principal prepayment.


     In addition, the bankruptcy of the general or limited partner of a mortgagor that is a partnership, or the bankruptcy of a member of a mortgagor that is a limited liability company or the bankruptcy of a shareholder of a mortgagor that is a corporation may provide the opportunity in the bankruptcy case of such partner, member or shareholder to obtain an order from a court consolidating the assets and liabilities of the partner, member or shareholder with those of the mortgagor pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the respective Mortgaged Property, for example, would become property of the estate of such bankrupt partner, member or shareholder. Not only would the Mortgaged Property be available to satisfy the claims of creditors of such partner, member or shareholder, but an automatic stay would apply to any attempt by the Indenture Trustee to exercise remedies with respect to such Mortgaged Property. However, such an occurrence should not affect the Indenture Trustee's status as a secured creditor with respect to the mortgagor or its security interest in the Mortgaged Property.

Environmental Legislation


     Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those Mortgaged Properties which are, or have been, the site of manufacturing, industrial, or disposal activity. Such environmental liabilities may give rise to (i) a diminution in value of property securing any Mortgage Loan, (ii) limitation on the ability to foreclose against such property and (iii) in certain circumstances as more fully described below, liability for cleanup costs or other remedial activities, which liability could exceed the value of the principal balance of the related Mortgage Loan or of such Mortgaged Property. Under the laws of many states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, such a lien has priority over all existing liens (a "superlien") including those of existing mortgages; in these states, the lien of a mortgage contemplated by this transaction may lose its priority to such a superlien.

     The presence of Hazardous Materials, or the failure to remediate contaminated property properly, may adversely affect the market value of the property, as well as the owner's ability to sell or use the real estate or to borrow using the real estate as collateral. In addition, certain environmental laws and common law principles govern the responsibility for the removal, encapsulation or disturbance of asbestos containing materials ("ACMs") when these ACMs are in poor condition or when a property with ACMs is undergoing repair, renovation or demolition. Such laws could also be used to impose liability upon owners and operators of real properties for release of ACMs into the air that cause personal injury or other damage. In addition to cleanup and natural resource damages actions brought, as applicable, by federal, state, and local agencies and private parties, the presence of hazardous substances on a property may lead to claims of personal injury, property damage, or other claims by private plaintiffs.


     Under the federal Comprehensive Environmental Response, Compensation, and Liability Act, as amended, ("CERCLA"), and under state law in certain states, a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in certain circumstances for the costs of cleaning up hazardous substances regardless of whether or not that secured party contaminated the property. Liability under some federal or state statutes may not be limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Many states have laws similar to CERCLA.


     Lenders may be held liable under CERCLA as owners or operators of a contaminated property unless they qualify for the secured-creditor exemption of CERCLA. This exemption for holders of a security interest such as a secured lender applies only in circumstances where the lender acts to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of such facility or property, the lender faces potential liability as an "owner or operator" under CERCLA. Similarly, when a lender forecloses and takes title to a contaminated facility or property (whether it holds the facility or property as an investment or leases it to a third party), the lender may incur potential CERCLA liability. The scope of the secured creditor exemption was clarified in part by the enactment of the Asset Conservation, Lender Liability, and Deposit Insurance Protection Act of 1996 (the "Lender Liability Act"), which took effect on September 30, 1996. The Lender Liability Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the operational affairs of the property. The Lender Liability Act also provides that participation in the management of the property does not include "merely having the capacity to influence, or the unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exclusion only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all or substantially all operational functions of the secured property.


     Other federal and state laws in certain circumstances may impose liability on a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property on which contaminants other than CERCLA hazardous substances are present. Moreover, certain federal and state statutes impose a lien for any cleanup costs incurred by the applicable governmental agency on the property that is the subject of such cleanup costs (an "environmental lien"). All subsequent liens on such property generally are subordinated to such environmental liens and, in some states, even prior recorded liens are subordinated to environmental liens.


     It should be noted that the secured creditor exclusion does not govern liability for cleanup costs under other federal environmental statutes. CERCLA's jurisdiction extends to the investigation and remediation of releases of "hazardous substances." The definition of "hazardous substances" under CERCLA specifically excludes certain petroleum products. Under federal law, the operation and management of underground petroleum storage tanks (excluding heating oil) is governed by Subtitle I of the Resource Conservation and Recovery Act ("RCRA"). The Lender Liability Act amended RCRA to accord the holders of security interests in underground storage tanks similar protections provided to secured creditors under CERCLA. However, liability for cleanup of petroleum contamination may be governed by state law, which may not provide any specific protection for secured creditors.


     If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the Issuer and occasion a loss to Bondholders in certain circumstances described above if such remedial costs were incurred.

     The related Agreements will provide that the Special Servicer, acting on behalf of the Indenture Trustee, may not acquire title to a Mortgaged Property or take over its operation unless the Special Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental assessments, that: (i) such Mortgaged Property is in compliance with applicable environmental laws, or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions and (ii) there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation. This requirement effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental inquiry is undertaken, or that, if any Hazardous Materials are present for which such action could be required, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions, reducing the likelihood that a given Issuer will become liable for any condition or circumstance that may give rise to any environmental claim (an "Environmental Hazard Condition") affecting a Mortgaged Property, but making it more difficult to realize on the security for the Mortgage Loan. However, there can be no assurance that any environmental assessment obtained by the Special Servicer will detect all possible Environmental Hazard Conditions, that any estimate of the costs of effecting compliance at any Mortgaged Property and the recovery thereon will be correct, or that the other requirements of the Agreement, even if fully observed by the Master Servicer or Special Servicer, as the case may be, will in fact insulate a given Issuer from liability for Environmental Hazard Conditions. Any additional restrictions on acquiring titles to a Mortgaged Property may be set forth in the related Prospectus Supplement. See "Description of the Agreements--Collection and Other Servicing Procedures--Special Servicer."

     The Depositor generally will not have determined whether environmental assessments have been conducted with respect to the Mortgaged Properties relating to the Mortgage Loans included in the Mortgage Pool for a Series, and it is likely that any environmental assessments which would have been conducted with respect to any of the Mortgaged Properties would have been conducted at the time of the origination of the related Mortgage Loans and not thereafter. If specified in the related Prospectus Supplement, a Warranting Party will represent and warrant that based on an environmental audit commissioned by Warranting Party, as of the date of the origination of a Mortgage Loan, the related Mortgaged Property is not affected by a Disqualifying Condition (as defined below). No such person will however, be responsible for any Disqualifying Condition which may arise on a Mortgaged Property after the date of origination of the related Mortgage Loan, whether due to actions of the Mortgagor, the Master Servicer, the Special Servicer or any other person. It may not always be possible to determine whether a Disqualifying Condition arose prior or subsequent to the date of the origination of the related Mortgage Loan.

     A "Disqualifying Condition" is defined generally as a condition which would reasonably be expected to (1) constitute or result in a violation of applicable environmental laws, (2) require any expenditure material in relation to the principal balance of the related Mortgage Loan to achieve or maintain compliance in all material respects with any applicable environmental laws, or (3) require substantial cleanup, remedial action or other extraordinary response under any applicable environmental laws in excess of a specified escrowed amount.


     "Hazardous Materials" are those substances regulated under several federal and state environmental statutes, and include dangerous toxic or hazardous pollutants, chemicals, wastes or substances, including, without limitation, those so identified pursuant to CERCLA, and specifically including, asbestos and asbestos containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products and urea formaldehyde.


Due-on-Sale and Due-on-Encumbrance


     Certain of the Mortgage Loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the Mortgagor sells or otherwise transfers or encumbers the mortgaged property. Certain of these clauses may provide that, upon an attempted breach thereof by the Mortgagor of an otherwise nonrecourse loan, the Mortgagor becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to certain loans the Garn-St. Germain Depository Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to certain limited exceptions. A Master Servicer or another person specified in the related Prospectus Supplement, on behalf of the Issuer, will determine whether to exercise any right the Indenture Trustee may have as mortgagee to accelerate payment of any such Mortgage Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard.


     In addition, under federal bankruptcy laws, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

Subordinate Financing

     Where the Mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the Mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the Mortgagor (as junior loans often do) and the senior loan does not, a Mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the Mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the Mortgagor is additionally burdened. Third, if the Mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Default Interest, Prepayment Premiums and Lockouts

     Forms of notes and mortgages used by lenders may contain provisions obligating the Mortgagor to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for Prepayment Premiums if the obligation is paid prior to maturity or prohibit such prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a Mortgagor for delinquent payments. Certain states also limit the amounts that a lender may collect from a Mortgagor as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for Prepayment Premiums, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a Prepayment Premium is required to be made on a Mortgage Loan in connection with an involuntary prepayment, the obligation to make such payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to Mortgage Loans having higher Mortgage Interest Rates, may increase the likelihood of refinancing or other early retirements of the Mortgage Loans.

Acceleration on Default

     The Mortgage Loans included in the Mortgage Pool for a Series will generally include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the
Mortgagor. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default after giving effect to any appropriate notices. The equity courts of the state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the Mortgagor may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting such defaulted payments.

Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential (including multifamily but not other commercial) first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no Mortgage Loan originated after the date of such state action will be eligible for inclusion as part of the Collateral unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof shall be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the Mortgagor's counsel has rendered an opinion that such choice of law provision would be given effect.

     Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, thereby permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

Certain Laws and Regulations; Types of Mortgaged Properties

     The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgaged Property which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (e.g., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related Mortgage Loan. Mortgages on Mortgaged Properties which are owned by the Mortgagor under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged Properties which are hotels or motels, golf courses, restaurants, movie theaters, car washes and automobile dealerships may present additional risk in that such Mortgaged
Properties are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator, and with respect to hotels and restaurants, the transferability of operating, liquor and other licenses to the entity acquiring the hotel or restaurant either through purchases or foreclosure is subject to the vagaries of local law requirements. In addition, Mortgaged Properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of such properties.

Americans With Disabilities Act

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, movie theaters, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the Mortgagor in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the Mortgagor as owner of landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the Mortgagor of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Mortgagor is subject.

Soldiers' and Sailors' Civil Relief Act of 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a Mortgagor who enters military service after the origination of such Mortgagor's Mortgage Loan (including a Mortgagor who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to Mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to Mortgagors who enter military service (including reservists who are called to active duty) after origination of the related Mortgage Loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts payable to the holders of the related Series of Bonds, and would not be covered by advances. Such shortfalls will be covered by the Credit Support provided in connection with such Bonds only to the extent provided in the related Prospectus Supplement. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the Mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned thereby.

Forfeitures in Drug and RICO Proceedings

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                         FEDERAL INCOME TAX CONSEQUENCES

General


     The following discussion represents the opinion of Cadwalader, Wickersham & Taft, special counsel to the Depositor, as to the anticipated material federal income tax consequences of the purchase, ownership and disposition of Bonds. This discussion is directed solely to Bondholders that hold Offered Bonds as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Prospective investors should note that no rulings have been or will be sought from the Internal Revenue Service (the "Service") with respect to any of the federal income tax consequences discussed below, and no assurance can be given that the Service will not take contrary positions. In addition to the federal income tax consequences described herein, potential investors should consider the foreign, state and local tax consequences, if any, of the purchase, ownership and disposition of Bonds. See "State Tax Considerations" herein. Bondholders are advised to consult their tax advisors concerning the federal, state, local, foreign or other tax consequences to them of the purchase, ownership and disposition of Bonds.

     Upon the issuance of each series of Offered Bonds, Cadwalader, Wickersham & Taft, special counsel to the Depositor, will deliver its opinion generally to the effect that, for federal income tax purposes, assuming compliance with all provisions of the related Indenture and certain related documents, and based on the facts set forth in the related Prospectus Supplement and additional information and representations, such series of Offered Bonds will be treated as indebtedness. For purposes of this tax discussion, references to a "Bondholder" or a "holder" are to the Beneficial Owner of a Bond.


     Taxable mortgage pool ("TMP") rules enacted as part of the Tax Reform Act of 1986 treat certain arrangements in which debt obligations are secured or backed by real estate mortgage loans as taxable corporations. An entity (or a portion thereof) will be characterized as a TMP if (i) substantially all of its assets are debt obligations and more than 50 percent of such debt obligations consist of real estate mortgage loans or interests therein, (ii) the entity is the obligor under debt obligations with two or more maturities, and (iii) payments on the debt obligations referred to in (ii) bear a relationship to payments on the debt obligations referred to in (i). Furthermore, a group of assets held by an entity can be treated as a separate TMP if the assets are expected to produce significant cash flow that will support one or more of the entity's issues of debt obligation.

     It is anticipated that the Issuer will be characterized as a TMP for federal income tax purposes. In general, a TMP is treated as a "separate" corporation not includible with any other corporation in a consolidated income tax return, and is subject to corporate income taxation. However, it is anticipated that for federal income tax purposes one hundred percent of the Issuer will at all times be owned by a "qualified REIT subsidiary" (as defined in Section 856(i) of the Code) of ICCMIC, which is a "real estate investment trust" (a "REIT") (as defined in Section 856(a) of the Code). So long as the Issuer is so owned and ICCMIC and such owner qualifies as a REIT and as a qualified REIT subsidiary, respectively, characterization of the Issuer as a TMP will result only in the shareholders of ICCMIC being required to include in income, as "excess inclusion" income, some or all of their allocable share of the Issuer's net income that would be "excess inclusion" income if the Issuer were treated as a "real estate mortgage investment conduit," within the meaning of Section 860D of the Code. Characterization of the Issuer as an owner trust (wholly-owned and therefore ignored) or as itself a "qualified REIT subsidiary" would not result in entity-level, corporate income taxation with respect to the Issuer. In the event of ICCMIC's failure to continue to qualify as a REIT or the failure of the owner of the Issuer to continue to qualify as a "qualified REIT subsidiary" for federal income tax purposes, or for any other reason, the net income (after the deduction of interest and original issue discount, if any, on the Bonds) of the Issuer would be subject to corporate income tax, reducing cash flow of the Issuer available to make payments on the Bonds, and the Issuer would not be permitted to be included in a consolidated income tax return of another corporate entity. No assurance can be given with regard to the prospective qualification of the Issuer as either an owner trust or a "qualified REIT subsidiary" or of the Depositor as a "qualified REIT subsidiary" for federal income tax purposes.

Status as Real Property Loans

     Bonds held by a domestic building and loan association will not constitute "loans. . . secured by an interest in real property" within the meaning of
Section 7701(a)(19)(C)(v) of the Code; Bonds held by a real estate investment trust will not constitute "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and interest on Bonds will not be considered "interest on obligations secured by mortgages on real property" within the meaning of
Section 856(c)(3)(B) of the Code. In addition, the Bonds will not be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code.

Taxation of Bonds

General

     In general, interest on a Bond will be treated as ordinary income to the related Bondholder as it accrues or is paid, depending on the method of accounting of the Bondholder, and principal payments on a Bond will be treated as a return of capital to the extent of the Bondholder's basis in the Bond allocable thereto. Bondholders must use the accrual method of accounting with regard to original issue discount, if any, on the Bonds, regardless of the method of accounting otherwise used by such Bondholders.

Original Issue Discount

     Accrual Bonds and Principal Only Bonds will be, and other classes of Bonds may be, issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any class of Bonds having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with the constant yield method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on temporary and final Treasury regulations issued on February 2, 1994, as amended on June 14, 1996 (the "OID Regulations") under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. Bondholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Bonds. To the extent such issues are not addressed in such regulations, it is anticipated that the Indenture Trustee will apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Service will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the Bonds.

     Each Bond (except to the extent described below with respect to a Bond on which principal is distributed by random lot ("Random Lot Bonds")) will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Bondholder's income. The total amount of original issue discount on a Bond is the excess of the "stated redemption price at maturity" of the Bond over its "issue price." The issue price of a class of Bonds offered pursuant to this Prospectus generally is the first price at which a substantial amount of Bonds of that class is sold to the public (excluding bond houses, brokers and underwriters). Although unclear under the OID Regulations, it is anticipated that the Indenture Trustee will treat the issue price of a class as to which there is no substantial sale by the Underwriters within ten days of the issue date as the fair market value of that class as of the issue date. Any class of Bonds (or portion thereof) which is retained by the Depositor or ICCMIC will not be treated as outstanding indebtedness until sold to an unrelated third party. The issue price of a Bond includes the amount paid by an initial Bondholder for accrued interest that relates to a period prior to the issue date of the Bond, unless the Bondholder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first Payment Date. The stated redemption price at maturity of a Bond always includes the original principal amount of the Bond, but generally will not include payments of stated interest if such interest payments constitute "qualified stated interest." Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Bond. Except as provided in the following three sentences and under "--Variable Rate Bonds" below, it is anticipated that the Indenture Trustee will treat interest with respect to the Bonds as qualified stated interest or in such other manner as specified in the related Prospectus Supplement. Payments of interest on an Accrual Bond, or on other Bonds with respect to which deferred interest will accrue, will not constitute qualified stated interest, in which case the stated redemption price at maturity of such Bonds includes all payments of interest as well as principal thereon. Likewise, it is anticipated that the Indenture Trustee will treat an "interest only" class, or a class on which interest is substantially disproportionate to its principal amount (a so-called "super-premium" class) as having no qualified stated interest. Where the interval between the issue date and the first Payment Date on a Bond is shorter than the interval between subsequent Payment Dates, the interest attributable to the additional days will be included in the stated redemption price at maturity.

     Under a de minimis rule, original issue discount on a Bond will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Bond multiplied by the weighted average maturity of the Bond. For this purpose, the weighted average maturity of the Bond is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each payment is scheduled to be made by a fraction, the numerator of which is the amount of each payment included in the stated redemption price at maturity of the Bond and the denominator of which is the stated redemption price at maturity of the Bond. The Conference Committee Report to the 1986 Act provides that the schedule of such payments should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans (the "Prepayment Assumption") and the anticipated reinvestment rate, if any, relating to the Bonds. The Prepayment Assumption with respect to a Series of Bonds will be set forth in the related Prospectus Supplement. Holders generally must report de minimis original issue discount pro rata as principal payments are received, and such income will be capital gain if the Bond is held as a capital asset. However, under the OID Regulations, Bondholders may elect to accrue all de minimis original issue discount as well as market discount and market premium under the constant yield method. See "Election to Treat All Interest Under the Constant Yield Method."

     A Bondholder generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the original issue discount on the Bond accrued during an accrual period for each day on which it holds the Bond, including the date of purchase but excluding the date of disposition. It is anticipated that the Indenture Trustee will treat the monthly period ending on the day before each Payment Date as the accrual period. With respect to each Bond, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the day before the related Payment Date on the Bond. The Conference Committee Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the Prepayment Assumption. Other than as discussed below with respect to a Random Lot Bond, the original issue discount accruing in a full accrual period would be the excess, if any, of (i) the sum of (a) the present value of all of the remaining payments to be made on the Bond as of the end of that accrual period that are included in the Bond's stated redemption price at maturity and (b) the payments made on the Bond during the accrual period that are included in the Bond's stated redemption price at maturity, over (ii) the adjusted issue price of the Bond at the beginning of the accrual period. The present value of the remaining payments referred to in the preceding sentence is calculated based on
(i) the yield to maturity of the Bond at the issue date, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period and (iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a Bond at the beginning of any accrual period equals the issue price of the Bond, increased by the aggregate amount of original issue discount with respect to the Bond that accrued in all prior accrual periods and reduced by the amount of payments included in the Bond's stated redemption price at maturity that were made on the Bond in such prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

     Under the method described above, the daily portions of original issue discount required to be included in income by a Bondholder generally will increase to take into account prepayments on the Bonds as a result of prepayments on the Mortgage Loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. An increase in prepayments on the Mortgage Loans with respect to a Series of Bonds can result in both a change in the priority of principal payments with respect to certain classes of Bonds and either an increase or decrease in the daily portions of original issue discount with respect to such Bonds.

     In the case of a Random Lot Bond, it is anticipated that the Indenture Trustee will determine the yield to maturity of such Bond based upon the anticipated payment characteristics of the class as a whole under the Prepayment Assumption. In general, the original issue discount accruing on each Random Lot Bond in a full accrual period would be its allocable share of the original issue discount with respect to the entire class, as determined in accordance with the preceding paragraph. However, in the case of a payment in retirement of the entire unpaid principal balance of any Random Lot Bond (or portion of such unpaid principal balance), (a) the remaining unaccrued original issue discount allocable to such Bond (or to such portion) will accrue at the time of such payment, and (b) the accrual of original issue discount allocable to each remaining Bond of such class (or the remaining unpaid principal balance of a partially redeemed Random Lot Bond after a payment of principal has been received) will be adjusted by reducing the present value of the remaining payments on such class and the adjusted issue price of such class to the extent attributable to the portion of the unpaid principal balance thereof that was distributed. The Depositor believes that the foregoing treatment is consistent with the "pro rata prepayment" rules of the OID Regulations, but with the rate of accrual of original issue discount determined based on the Prepayment Assumption for the class as a whole. Investors are advised to consult their tax advisors as to this treatment.

Acquisition Premium

     A purchaser of a Bond at a price greater than its adjusted issue price but less than its stated redemption price at maturity will be required to include in gross income the daily portions of the original issue discount on the Bond reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "Election to Treat All Interest Under the Constant Yield Method."

Variable Rate Bonds

     Bonds may provide for interest based on a variable rate. Under the OID Regulations, interest is treated as payable at a variable rate if, generally,
(i) the issue price does not exceed the original principal balance by more than a specified amount and (ii) the interest compounds or is payable at least annually at current values of (a) one or more "qualified floating rates", (b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate", or (d) a single fixed rate and a single objective rate that is a "qualified inverse floating rate". A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, where such rate is subject to a fixed multiple that is greater than 0.65, but not more than
1.35. Such rate may also be increased or decreased by a fixed spread or subject to a fixed cap or floor, or a cap or floor that is not reasonably expected as of the issue date to affect the yield of the instrument significantly. An objective rate (other than a qualified floating rate) is a rate that is determined using a single fixed formula and that is based on objective financial or economic information, provided that such information is not (i) within the control of the issuer or a related party or (ii) unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is a rate equal to a fixed rate minus a qualified floating rate that inversely reflects contemporaneous variations in the cost of newly borrowed funds; an inverse floating rate that is not a qualified floating rate may nevertheless be an objective rate. A class of Bonds may be issued under this Prospectus that does not have a variable rate under the OID Regulations, for example, a class that bears different rates at different times during the period it is outstanding such that it is considered significantly "front-loaded" or "back-loaded" within the meaning of the OID Regulations. It is possible that such a class may be considered to bear "contingent interest" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to Bonds. However, if final regulations dealing with contingent interest with respect to Bonds apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion than would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Bonds as ordinary income. The applicable Prospectus Supplement will describe whether any Class of Bonds of a series may be subject to rules similar to the "contingent interest" rule of the OID Regulations. Investors should consult their tax advisors regarding the appropriate treatment of any Bond that does not pay interest at a fixed rate or variable rate as described in this paragraph.

     The amount of original issue discount with respect to a Bond bearing a variable rate of interest will accrue in the manner described above under "Original Issue Discount" with the yield to maturity and future payments on such Bond generally to be determined by assuming that interest will be payable for the life of the Bond based on the initial rate (or, if different, the value of the applicable variable rate as of the pricing date) for the relevant class. It is anticipated that the Indenture Trustee will treat such variable interest as qualified stated interest, other than variable interest on an interest-only or super-premium class, which will be treated as non-qualified stated interest includible in the stated redemption price at maturity, or that the Indenture Trustee will treat such variable interest in such other manner as specified in the related Prospectus Supplement. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

     Although unclear under the OID Regulations, unless required otherwise by applicable final regulations, it is anticipated that the Indenture Trustee will treat Bonds bearing an interest rate that is a weighted average of the net interest rates on Mortgage Loans having fixed or adjustable rates, as having qualified stated interest, except to the extent that initial "teaser" rates cause sufficiently "back-loaded" interest to create more than de minimis original issue discount. The yield on such Bonds for purposes of accruing original issue discount will be a hypothetical fixed rate based on the fixed rates, in the case of fixed rate Mortgage Loans, and initial "teaser rates" followed by fully indexed rates, in the case of adjustable rate Mortgage Loans. In the case of adjustable rate Mortgage Loans, the applicable index used to compute interest on the Mortgage Loans in effect on the pricing date (or possibly the issue date) will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount of ordinary income reportable to reflect the actual interest rate on the Bonds.

Market Discount

     A purchaser of a Bond also may be subject to the market discount rules of Code Section 1276 through 1278. Under these Code sections and the principles applied by the OID Regulations in the context of original issue discount, "market discount" is the amount by which the purchaser's original basis in the Bond (i) is exceeded by the then-current principal amount of the Bond or (ii) in the case of a Bond having original issue discount, is exceeded by the adjusted issue price of such Bond at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Bond as payments includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such payment. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a Bond issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Bond as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial payments in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a Bond over the interest payable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Bond for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Bond is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Bondholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Bondholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

     Market discount with respect to a Bond will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Bond multiplied by the weighted average maturity of the Bond (determined as described above in the third paragraph under "Original Issue Discount") remaining after the date of purchase. It appears that de minimis market discount would be reported in a manner similar to de minimis original issue discount. See "Original Issue Discount" above. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of the constant yield method.

Premium

     A Bond purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Bondholder holds such Bond as a "capital asset" within the meaning of Code
Section 1221, the Bondholder may elect under Code Section 171 to amortize such premium under the constant yield method. Final Treasury regulations applicable to amortizable bond premiums do not by their terms apply to prepayable obligations such as the Bonds. However, the Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that will apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Bonds, although it is unclear whether the alternatives to the constant yield method described above under "Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Bond rather than as a separate deduction item. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code
Section 171 election may be deemed to be made.

Election to Treat All Interest Under the Constant Yield Method

     A holder of a debt instrument such as a Bond may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election, (i) "interest" includes stated interest, original issue discount, de minimis original issue discount, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition. It is unclear whether, for this purpose, the initial Prepayment Assumption would continue to apply or if a new prepayment assumption as of the date of the holder's acquisition would apply. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all debt instruments acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Service. Investors should consult their own tax advisors regarding the advisability of making such an election.

Sale or Exchange of Bonds

     If a Bondholder sells or exchanges a Bond, the Bondholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the Bond. The adjusted basis of a Bond generally will equal the cost of the Bond to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Bond and reduced by amounts included in the stated redemption price at maturity of the Bond that were previously received by the seller, by any amortized premium and by previously recognized losses.

     Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Bond realized by an investor who holds the Bond as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Bond has been held for the applicable holding period (described below). Such gain will be treated as ordinary income (i) if a Bond is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Bondholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior payment of property that was held as a part of such transaction, or
(ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary rates. In addition, gain or loss recognized from the sale of a Bond by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). Long-term capital gains of certain non-corporate taxpayers generally are subject to a lower maximum tax rate (20%) than ordinary income of such taxpayers (39.6%) for property held for more than one year. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

Treatment of Losses

     Holders of Bonds will be required to report original issue discount, if any, and accrued method holders will be required to report interest income with respect to Bonds as such amounts accrue, without giving effect to delays or reductions in payments attributable to defaults or delinquencies on the Mortgage Loans allocable to a particular class of Bonds, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a Bond may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Service may take the position that original issue discount must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section 166.

     It appears that holders of Bonds that are corporations or that otherwise hold the Bonds in connection with a trade or business should in general be allowed to deduct as an ordinary loss any such loss sustained during the taxable year on account of any such Bonds becoming wholly or partially worthless, and that, in general, holders of Bonds that are not corporations and do not hold the Bonds in connection with a trade or business will be allowed to deduct as a short-term capital loss any loss with respect to principal sustained during the taxable year on account of a portion of any class or subclass of such Bonds becoming wholly worthless. Although the matter is not free from doubt, non-corporate holders of Bonds should be allowed a bad debt deduction at such time as the principal balance of any class or subclass of such Bonds is reduced to reflect losses resulting from any liquidated Mortgage Loans. The Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect such losses only after all Mortgage Loans remaining as part of the Collateral have been liquidated or such class of Bonds has been otherwise retired. The Service could also assert that losses on the Bonds are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing original issue discount. This may have the effect of creating "negative" original issue discount which would be deductible only against future positive original issue discount or otherwise upon termination of the class. Holders of Bonds are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Bonds. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders, the Internal Revenue Service may take the position that losses attributable to accrued original issue discount may only be deducted as short-term capital losses by non-corporate holders not engaged in a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Bonds.

Taxation of Certain Foreign Investors

     Interest, including original issue discount, payable to Bondholders who are non-resident aliens, foreign corporations, or other Non-U.S. Persons (as defined below), will be considered "portfolio interest" and, therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C) with respect to ICCMIC and (ii) provides the Indenture Trustee, or the person who would otherwise be required to withhold tax from such payments under Code Section 1441 or 1442, with an appropriate certification, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the Bond is a Non-U.S. Person. If such certification, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Bond is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Bond. The term "Non-U.S. Person" means any person who is not a U.S. Person. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership (except as provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     The Service recently issued final regulations (the "New Regulations") which would provide alternative methods of satisfying the beneficial ownership certification requirement described above. The New Regulations are effective January 1, 2000, although valid withholding certificates that are held on December 31, 1999, remain valid until the earlier of December 31, 2000 or the due date of expiration of the certificate under the rules as currently in effect. The New Regulations would require, in the case of Bonds held by a foreign partnership, that (x) the certification described above be provided by the partners rather than by the foreign partnership and (y) the partnership provide certain information, including a United States taxpayer identification number. A look-through rule would apply in the case of tiered partnerships. Non-U.S. Persons should consult their own tax advisors concerning the application of the certification requirements in the New Regulations.

Backup Withholding

     Payments made on the Bonds, and proceeds from the sale of the Bonds to or through certain brokers, may be subject to a "backup" withholding tax under Code
Section 3406 of 31% on "reportable payments" (including interest payments, original issue discount, and, under certain circumstances, principal payments) unless the Bondholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Indenture Trustee, its agent or the broker who effected the sale of the Bond, or such Bondholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from payment on the Bonds would be refunded by the Service or allowed as a credit against the Bondholder's federal income tax liability. The New Regulations change certain of the rules relating to certain presumptions currently available relating to information reporting and backup withholding. Non-U.S. Persons are urged to contact their own tax advisors regarding the application to them of backup withholding and information reporting.

Reporting Requirements

     Reports of accrued interest, original issue discount and information necessary to compute the accrual of market discount will be made annually to the Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Bonds or beneficial owners who own Bonds through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Bonds (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Internal Revenue Service Publication 938 with respect to a particular Series of Bonds. Holders through nominees must request such information from the nominee.

     THE  FEDERAL  TAX  DISCUSSIONS  SET FORTH  ABOVE ARE  INCLUDED  FOR GENERAL
INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A BONDHOLDER'S PARTICULAR TAX SITUATION. PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE BONDS, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                            STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Federal Income Tax Consequences," potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Offered Bonds. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Bonds.

                          CERTAIN ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA), (b) plans described in Section 4975(e)(1) of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include plan assets by reason of a plan's investment in such entities (each of (a), (b) and (c), a "Plan") and (d) persons who have certain specified relationships to such Plans ("Parties in Interest" under ERISA and "Disqualified Persons" under the Code). Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114
S. Ct. 517 (1993), a life insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a Party in Interest with respect to a Plan by virtue of such investment. ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA and prohibits certain transactions between a Plan and Parties in Interest or Disqualified Persons with respect to such Plans.

     A fiduciary of any Plan should carefully review with its legal and other advisors whether the purchase or holding of the Bonds could give rise to a transaction prohibited or otherwise impermissible under ERISA or the Code, and should refer to "Certain ERISA Considerations" in the related Prospectus Supplement regarding any restrictions on the purchase and/or holding of the Bonds offered thereby.

     Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to the prohibited transaction provisions of ERISA and
Section 4975 of the Code. Accordingly, assets of such plans may, subject to the provisions of any other applicable federal and state law, be invested in the Bonds of any Series without regard to the ERISA considerations described herein. It should be noted, however, that any such plan that is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     The sale of Bonds to a Plan is in no respect a representation by the Depositor or the Underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular Plan, or that this investment is appropriate for Plans generally or for any particular Plan.

                                LEGAL INVESTMENT

     The Offered Bonds will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), only if so specified in the related Prospectus Supplement. The appropriate characterization of those Bonds not qualifying as "mortgage related securities" ("Non-SMMEA Bonds") under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such Bonds, may be subject to significant interpretive uncertainties. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Non-SMMEA Bonds constitute legal investments for them.

     Generally, only classes of Offered Bonds that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a Series secured by a pledge of Mortgage Loans of an Owner Trust, provided the underlying Mortgage Loans are secured by first liens and were originated by certain types of Originators as specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. As "mortgage related securities," such classes will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies, trustees and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, a number of states enacted legislation on or before the October 3, 1991 cut-off established by SMMEA for such enactments, limiting to various extents the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities" secured by first liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, which amended the definition of "mortgage related security" (effective December 31, 1996) to include, in relevant part, Offered Bonds satisfying the rating, first lien and qualified originator requirements for "mortgage related securities," but secured by a pledge of Mortgage Loans of an Owner Trust consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state regulated entities in such types of Bonds. Accordingly, the investors affected by such legislation, when and if enacted, will be authorized to invest in Offered Bonds qualifying as "mortgage related securities" only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. ss. 1.5), certain "Type IV securities," defined in 12 C.F.R. ss. 1.2(1) to include certain "commercial mortgage-related securities" and "residential mortgage-related securities." As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any class of Offered Bonds will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The National Credit Union Administration ("NCUA") has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in "mortgage related securities" under certain limited circumstances, other than stripped mortgage related securities, residual interests in mortgage related securities, and commercial mortgage related securities, unless the credit union has obtained written approval from the NCUA to participate in the "investment pilot program" described in 12 C.F.R. ss. 703.140.

     All depository institutions considering an investment in the Offered Bonds should review the "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal Financial Institutions Examination Counsel (the "FFIEC"), which has been adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the OCC and the Office of Thrift Supervision, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks (including market, credit, liquidity, operations (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes. Until October 1, 1998, federal credit unions will still be subject to the FFIEC's now-superseded "Supervisory Policy Statement on Securities Activities" dated January 28, 1992, as adopted by the NCUA with certain modifications, which prohibited depository institutions from investing in certain "high-risk mortgage securities," except under limited circumstances, and set forth certain investment practices deemed to be unsuitable for regulated institutions.

     Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any class of the Offered Bonds, as certain classes may be deemed to be unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines (in certain instances irrespective of SMMEA).

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying," and, with regard to any class of the Offered Bonds issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form identified in a Prospectus Supplement for a Series.

     Except as to the status of certain classes of Offered Bonds as "mortgage related securities," no representations are made as to the proper characterization of any class of Offered Bonds for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase any class of Offered Bonds under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Bonds) may adversely affect the liquidity of any class of Offered Bonds.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Bonds of any class constitute legal investments or are subject to investment, capital or other restrictions and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to such investor.

                              PLAN OF DISTRIBUTION

     The Offered Bonds offered hereby will be offered in Series. The payment of the Bonds may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related Prospectus Supplement, the Offered Bonds will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by an underwriter or underwriters named therein. In such event, the Prospectus Supplement may also specify that the underwriters will not be obligated to pay for any Offered Bonds agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the Depositor. In connection with the sale of Offered Bonds, underwriters may receive compensation from the Depositor or from purchasers of Offered Bonds in the form of discounts, concessions or commissions.

     Alternatively, the Prospectus Supplement may specify that Offered Bonds will be distributed by an underwriter acting as agent or in some cases as principal with respect to Offered Bonds that it has previously purchased or agreed to purchase. If the underwriter acts as agent in the sale of Offered Bonds, the underwriter will receive a selling commission with respect to such Offered Bonds, depending on market conditions, expressed as a percentage of the aggregate Bond Principal Amount or notional amount of such Offered Bonds as of the Cut-off Date. The exact percentage for each Series of Bonds will be disclosed in the related Prospectus Supplement. To the extent that the underwriter elects to purchase Offered Bonds as principal, the underwriter may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any Series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Bonds of such Series.

     The Depositor will indemnify any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments any underwriters may be required to make in respect thereof.

     In the ordinary course of business, the Depositor and any such underwriter, agent or purchaser may engage in various securities and financing transactions, including secured borrowings, off-balance sheet swaps or repurchase agreements to provide interim financing of the Depositor's mortgage loans pending the sale of such mortgage loans or interests therein, including the Bonds.

     Offered Bonds will be sold primarily to institutional investors. Purchasers of Offered Bonds, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of Offered Bonds. Bondholders should consult with their legal advisors in this regard prior to any such reoffer or sale.


     If and to the extent required by applicable law or regulation, this Prospectus will be used by Imperial Capital Group, LLC, an affiliate of the Depositor, in connection with offers and sales related to market-making transactions in the Offered Bonds previously offered hereunder in transactions in which Imperial Capital Group, LLC acts as principal. Imperial Capital Group, LLC may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.


                                  LEGAL MATTERS

     The validity of the Bonds and certain federal income tax consequences of investing in the Bonds will be passed upon for the Depositor by Cadwalader, Wickersham & Taft, New York, New York.

                              FINANCIAL INFORMATION

     A new Issuer will be formed with respect to each Series of Bonds and no Issuer will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Bonds. Accordingly, no financial statements with respect to any Issuer will be included in this Prospectus or in the related Prospectus Supplement.

                                     RATING

     It is a condition to the issuance of any class of Offered Bonds that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

     Ratings on mortgage-backed securities address the likelihood of receipt by Bondholders of all payments on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such securities, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage-backed securities do not represent any assessment of the likelihood of principal prepayments by Mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, Bondholders might suffer a lower than anticipated yield, and, in addition, holders of Interest Only Bonds in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                         INDEX OF PRINCIPAL DEFINITIONS

                                                                   Page on which
                                                           term is first defined
Term                                                           in the Prospectus

                                      --1--

1998 Policy Statement.......................................................

                                      --A--

Accounts....................................................................
accreted value..............................................................
Accrual Bonds...............................................................
Accrued Bond Interest.......................................................
ACMs........................................................................
ADA.........................................................................
Administration Agreement....................................................
Administrator...............................................................
Agreements..................................................................
ARM Loans...................................................................
Asset Conservation Act......................................................
Asset Seller................................................................
Available Payment Amount....................................................

                                      --B--

Balloon Payment Loans.......................................................
Bankruptcy Code.............................................................
Beneficial Owners...........................................................
Bond........................................................................
Bond Principal Amount.......................................................
Bondholder..................................................................
Bondholders.................................................................
Bonds.......................................................................
Book-Entry Bonds............................................................

                                      --C--

Cash Flow Agreements........................................................
Cede........................................................................
CERCLA......................................................................
Code........................................................................
Collateral..................................................................
Commercial Loans............................................................
Commercial Properties.......................................................
Commission..................................................................
Covered Trust...............................................................
CPR.........................................................................
Credit Support..............................................................
Crime Control Act...........................................................
Cut-off Date................................................................

                                      --D--

Debt Service Coverage Ratio.................................................
Definitive Bonds............................................................
Deposit Trust Agreement.....................................................
Depositor...................................................................

Derivative Contract.........................................................

Determination Date..........................................................
Disqualified Persons........................................................
Disqualifying Condition.....................................................
DTC.........................................................................
Due Period..................................................................

                                      --E--

Environmental Condition.....................................................
Environmental Hazard Condition..............................................
environmental lien..........................................................
Equity Participations.......................................................
ERISA.......................................................................
Exchange Act................................................................

                                      --F--

FDIC........................................................................
FFIEC.......................................................................

Fixed Rate Bonds............................................................


                                      --H--

Hazardous Materials.........................................................

                                      --I--

ICCMIC......................................................................
Indenture...................................................................
Indenture Trustee...........................................................
Indirect Participants.......................................................
Insurance Proceeds..........................................................
Interest Only Bonds.........................................................
Issuer......................................................................
Issuer Event of Default.....................................................

                                      --L--

L/C Bank....................................................................
Lease.......................................................................
Lease Assignment............................................................

Liquidation Proceeds........................................................

Loan-to-Value Ratio.........................................................
Lock-out Date...............................................................
Lock-out Period.............................................................

                                      --M--

Master Servicer.............................................................
Mortgage Interest Rate......................................................
Mortgage Loans..............................................................
Mortgage Notes..............................................................
Mortgages...................................................................
Mortgagor...................................................................
Multifamily Loans...........................................................
Multifamily Properties......................................................

                                      --N--
NCUA........................................................................
Net Operating Income........................................................
Nonrecoverable Advance......................................................
Non-SMMEA Bonds.............................................................
Notice of Default...........................................................

                                      --O--

OCC.........................................................................
Offered Bonds...............................................................
OID Regulations.............................................................
original issue discount.....................................................
Originator..................................................................
Owner Trust.................................................................
Owner Trustee...............................................................

                                      --P--

Participants................................................................
Parties in Interest.........................................................
Payment Account.............................................................
Payment Date................................................................
Permitted Investments.......................................................
Plan........................................................................
Prepayment Assumption.......................................................
Prepayment Premium..........................................................
Principal Only Bonds........................................................
Proceeding..................................................................
Purchase Price..............................................................

                                      --R--

Random Lot Bonds............................................................
Rating Agency...............................................................
RCRA........................................................................
Record Date.................................................................
Redemption Price............................................................
Refinance Loans.............................................................
REIT........................................................................
Related Proceeds............................................................
Release Price...............................................................
Relief Act..................................................................
REO Proceeds................................................................
REO Property................................................................
Retained Interest...........................................................
RICO........................................................................

                                      --S--

Senior Bonds................................................................
Series......................................................................
Service.....................................................................
Servicer....................................................................
Servicer Event of Default...................................................
Servicing Standard..........................................................
Servicing Transfer Event....................................................
SMMEA.......................................................................
Special Redemption Date.....................................................
Special Servicer............................................................
Specially Serviced Mortgage Loan............................................
Stated Maturity.............................................................
Subordinate Bonds...........................................................

                                      --T--

TIA.........................................................................
Title V.....................................................................
TMP.........................................................................
Trust Assets................................................................

                                      --U--

U.S. Person.................................................................
UCC.........................................................................

                                      --V--

Value.......................................................................
Voting Rights...............................................................

                                      --W--

Warranting Party............................................................

                                Explanatory Note

     The following is a form of prospectus supplement containing bracketed language indicative of the types of disclosure that would be made by the Registrant in connection with an offering of a Series of Bonds. Variations from this form of prospectus supplement may occur due to the specific nature of the Series of Bonds being offered. When combined with the base Prospectus included in this Registration Statement, the Prospectus Supplement relating to a specific Series of Bonds will constitute a separate Prospectus.

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the prospectus to which it relates shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                  SUBJECT TO COMPLETION, DATED OCTOBER __, 1998

PROSPECTUS SUPPLEMENT
To Prospectus dated ___,(199__)

                                   $
                                  (Approximate)
                          ICCMAC Commercial Trust [___]
                                    (Issuer)
                          Collateralized Mortgage Bonds
                                Series 199__-____

     ICCMAC Commercial Trust [____] (the "Issuer"), a trust established by Imperial Credit Commercial Mortgage Acceptance Corp. (the "Depositor"), is issuing approximately $_____________ aggregate Bond Principal Amount (as defined in the accompanying Prospectus) of its Series 199_- ____ Collateralized Mortgage Bonds (the "Bonds"). The Bonds will consist of [seven] classes (each, a "Class") to be designated as: (i) [the Class A-1 and Class A-2 Bonds (collectively, the "Class A Bonds" or the "Senior Bonds")]; and (ii) [the Class B, Class C, Class D, Class E and Class F Bonds (collectively, the "Subordinate Bonds")]. Only the [Class A, Class B, Class C and Class D Bonds] (collectively, the "Offered
Bonds") are offered hereby. The respective Classes of Offered Bonds will be issued in the aggregate Bond Principal Amounts, and will accrue interest at the rate (the "Bond Interest Rate"), set forth in the table below.
(Continued on page S-2)

   Class of         Initial                          Assumed
 Series 199_       Aggregate       Bond               Final         Rating
Collateralized   Bond Principal  Interest   Stated   Payment   ([identify Rating
Mortgage Bonds     Amount(a)       Rate    Maturity  Date(b)   Agencies])(c)(d)
--------------   --------------  --------  --------  -------   -----------------

Class A-1....     $                    %
Class A-2....     $                    %
Class B......     $                    %
Class C......     $                    %
Class D......     $                    %

---------------
(a) The initial aggregate Bond Principal Amount of each Class of Offered Bonds is subject to a permitted variance of plus or minus __%.
(b) The "Assumed Final Payment Date" with respect to any Class of Bonds is the Payment Date (as defined herein) on which the final payment would occur for such Class of Bonds based upon the assumption that no Mortgage Loan is prepaid prior to its stated maturity and otherwise based on the Modeling Assumptions (as described herein). The actual performance and experience of the Mortgage Loans will likely differ from such assumptions. See "Yield and Maturity Considerations" herein.
(c) It is a condition to their issuance that the respective Classes of Offered Bonds be assigned ratings by _________________ ("_____") and/or ________________________ ("________"; and together with ________, the
     "Rating Agencies") no less than those set forth above. The ratings on the Offered Bonds address the timely payment thereon of interest and the ultimate payment thereon of principal on or before Stated Maturity. See "Ratings" herein.
(d) The ratings on the Offered Bonds do not represent any assessment of (i) the likelihood or frequency of principal prepayments on the Mortgage Loans,
     (ii) the degree to which such prepayments might differ from those originally anticipated or (iii) whether and to what extent Prepayment Premiums (as defined herein) will be received. Also a security rating does not represent any assessment of the yield to maturity that investors may experience. See "Ratings" herein.

FOR A DISCUSSION OF MATERIAL RISKS TO BE CONSIDERED IN PURCHASING THE OFFERED BONDS, SEE "RISK FACTORS" BEGINNING ON PAGE __ HEREIN AND ON PAGE __ IN THE PROSPECTUS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     The Offered Bonds will be purchased from the [Issuer] by ________________ (the "Underwriter") and will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the [Issuer] from the sale of the Offered Bonds, before deducting expenses payable by the [Issuer] estimated to be approximately $_____________, will be ______% of the initial aggregate Bond Principal Amount of the Offered Bonds [, plus accrued interest on the Offered Bonds from ____________, 199_]. The Offered Bonds are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions. It is expected that the Offered Bonds will be delivered in book-entry form through the Same-Day Funds Settlement System of DTC on or about _____________, 199__ (the "Closing Date"), against payment therefor in immediately available funds.

                                  [Underwriter]
          The date of this Prospectus Supplement is __________, 199__.

(Continued from cover page)

     See "Index of Principal Definitions" herein for the location of meanings of capitalized terms used and defined herein. See "Index of Principal Definitions" in the accompanying Prospectus for the location of meanings of capitalized terms used but not defined herein.

     There is currently no secondary market for the Offered Bonds. The Underwriter intends to make a secondary market in the Offered Bonds, but is not obligated to do so. There can be no assurance that a secondary market for the Offered Bonds will develop or, if one does develop, that it will continue. See "Risk Factors-Limited Liquidity" herein. The Offered Bonds will not be listed on any securities exchange.

     The Bonds will be secured by a pledge of collateral (the "Collateral") which consists primarily of a segregated pool (the "Mortgage Pool") of approximately ___ [describe general characteristics of Mortgage Loans] mortgage loans (the "Mortgage Loans"). As of ______________, 199_ (the "Cut-off Date"), the Mortgage Loans had an aggregate principal balance, after taking into account all payments of principal due on or before such date, whether or not received, of $___________ (the "Initial Pool Balance")[, subject to a permitted variance of plus or minus __%.]

     The Bonds will be issued pursuant to an Indenture to be dated as of ___________, 199_ (the "Indenture"), between _______________________ as owner trustee (the "Owner Trustee"), on behalf of the Issuer, and __________________________ as indenture trustee (the "Trustee"), on behalf of the holders of the Bonds (the "Bondholders"). Certain duties and obligations of the Issuer under the Indenture will be performed on behalf of the Issuer by ________________________ (the "Administrator") in accordance with an Administration Agreement, to be dated as of ____________, 199_ (the "Administration Agreement"), between the Owner Trustee, on behalf of the Issuer, and the Administrator.

     Payments of interest on and principal of the Bonds will be made to holders thereof, to the extent of available funds, on the ___ day of each month or, if any such day is not a business day, then on the next succeeding business day, commencing in ______________ 199_ (each, a "Payment Date"). As and to the extent described herein, payments of interest accrued on each Class of Bonds will be made on each Payment Date based on the Bond Interest Rate applicable to such Class and the aggregate Bond Principal Amount of such Class outstanding immediately prior to such Payment Date. To the extent there are deficiencies in the interest payment on a Class of Bonds on any Payment Date, such deficiencies will be deferred to succeeding Payment Dates. Principal payments on the Bonds will be made on each Payment Date to the extent funds are available therefor in the amounts and in accordance with the priorities described herein. See "Description of the Bonds--Payments on the Bonds" herein.

     As and to the extent set forth herein, the Issuer's Equity (as defined herein) and the Class E and Class F Bonds (collectively, the "Private Bonds") will be subordinate to the Offered Bonds; the Class D Bonds will be subordinate to the Class A, Class B and Class C Bonds; the Class C Bonds will be subordinate to the Class A and Class B Bonds; and the Class B Bonds will be subordinate to the Class A Bonds. See "Description of the Bonds--Payments on the Bonds" and "--Subordination" herein.

     The yield to maturity of each Class of Offered Bonds will depend on, among other things, the rate and timing of principal payments (including by reason of prepayments, loan extensions, defaults and liquidations) and losses on the Mortgage Loans. See "Risk Factors" and "Yield and Maturity Considerations" herein.

     No election will be made to treat the Issuer, any of its assets or the arrangement by which the Bonds are issued as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. See "Federal Income Tax Consequences" herein.

     THE OFFERED BONDS REPRESENT NON-RECOURSE OBLIGATIONS OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THE OFFERED BONDS. NEITHER THE OFFERED BONDS NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON. ACCORDINGLY, IF THE COLLATERAL IS INSUFFICIENT TO PROVIDE PAYMENTS ON THE OFFERED BONDS, NO OTHER ASSETS WILL BE AVAILABLE FOR PAYMENT OF THE DEFICIENCY. PROSPECTIVE INVESTORS SHOULD MAKE AN INVESTMENT DECISION BASED UPON AN ANALYSIS OF THE SUFFICIENCY OF THE MORTGAGE LOANS TO MAKE PAYMENTS ON THE OFFERED BONDS.

     THE BONDS OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF SECURITIES ISSUED BY THE ISSUER AND ARE BEING OFFERED PURSUANT TO ITS PROSPECTUS DATED _____________, 199__ (THE "PROSPECTUS"), OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING THAT IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE OFFERED BONDS MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                           FORWARD LOOKING STATEMENTS

     IF AND WHEN INCLUDED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS OR IN THE DOCUMENTS INCORPORATED HEREIN OR THEREIN BY REFERENCE, THE WORDS "EXPECTS," "INTENDS." "ANTICIPATES," "ESTIMATES," AND ANALOGOUS EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. ANY SUCH STATEMENTS, WHICH MAY INCLUDE STATEMENTS CONTAINED IN "RISK FACTORS" INHERENTLY ARE SUBJECT TO A VARIETY OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED. SUCH RISKS AND UNCERTAINTIES INCLUDE, AMONG OTHERS, GENERAL ECONOMIC AND BUSINESS CONDITIONS, COMPETITION, CHANGES IN FOREIGN POLITICAL, SOCIAL AND ECONOMIC CONDITIONS, REGULATORY INITIATIVES AND COMPLIANCE WITH GOVERNMENTAL REGULATIONS, CUSTOMER PREFERENCES AND VARIOUS OTHER MATTERS, MANY OF WHICH ARE BEYOND THE DEPOSITOR'S CONTROL. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS PROSPECTUS SUPPLEMENT. THE DEPOSITOR EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN THE DEPOSITOR'S EXPECTATIONS WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

         UNTIL ________________, 199_, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED BONDS, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                TABLE OF CONTENTS

                                                                            Page

SUMMARY OF PROSPECTUS SUPPLEMENT............................................
RISK FACTORS................................................................
     CERTAIN YIELD AND MATURITY CONSIDERATIONS..............................
     EFFECT OF MORTGAGOR DELINQUENCIES AND DEFAULTS.........................
     [OPTIONAL REDEMPTION OF BONDS..........................................
     SUBORDINATION OF SUBORDINATED BONDS....................................
     RISKS ASSOCIATED WITH CERTAIN OF THE MORTGAGE LOANS AND
          MORTGAGED PROPERTIES..............................................
     [RISKS ASSOCIATED WITH HOTEL PROPERTIES................................
     [RISKS ASSOCIATED WITH NURSING HOMES...................................
     LIMITED RECOURSE NATURE OF MORTGAGE LOANS; RECOURSE
          GENERALLY LIMITED TO MORTGAGED PROPERTY...........................
     RISKS ASSOCIATED WITH CONCENTRATION OF MORTGAGE LOANS..................
     RISKS OF DIFFERENT TIMING OF MORTGAGE LOAN AMORTIZATION................
     RISKS ASSOCIATED WITH GEOGRAPHIC CONCENTRATION.........................
     INCREASED RISK OF DEFAULT ASSOCIATED WITH ADJUSTABLE
          RATE MORTGAGE LOANS...............................................
     INCREASED RISK OF DEFAULT ASSOCIATED WITH BALLOON PAYMENTS.............
     EXTENSION RISK ASSOCIATED WITH MODIFICATION OF MORTGAGE
          LOANS WITH BALLOON PAYMENTS.......................................

     [INCLUSION OF DELINQUENT AND UNDER-PERFORMING  MORTGAGE
          LOANS.............................................................

     POTENTIAL LIABILITY TO THE TRUST ESTATE RELATING TO A
          MATERIALLY ADVERSE ENVIRONMENTAL CONDITION........................
     RISKS ASSOCIATED WITH LITIGATION.......................................
     RISKS ASSOCIATED WITH OTHER FINANCINGS.................................
     [RISKS ASSOCIATED WITH GROUND LEASES AND OTHER LEASEHOLD
          INTERESTS.........................................................
     ATTORNMENT CONSIDERATIONS..............................................
     LIMITED RIGHTS FOR BREACHES OF REPRESENTATIONS AND
          WARRANTIES........................................................
     [LIQUOR LICENSE CONSIDERATIONS.........................................
     CONFLICTS BETWEEN THE SPECIAL SERVICER AND THE DEPOSITOR...............
     LIMITED LIQUIDITY......................................................
     LIMITED ASSETS FOR PAYMENT OF OFFERED BONDS............................
     LIMITED ISSUER EVENTS OF DEFAULT.......................................
     RISKS RELATING TO LACK OF BONDHOLDER CONTROL OVER TRUST
          ESTATE............................................................
DESCRIPTION OF THE MORTGAGE POOL............................................
     GENERAL................................................................
     REPRESENTATIONS AND WARRANTIES; REPURCHASES............................
     [CONVERTIBLE MORTGAGE LOANS............................................
     [HYBRID RATE MORTGAGE LOANS............................................
     [THE [INDEX] [INDICES].................................................
     CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS..........................
     GEOGRAPHIC DISTRIBUTION................................................
     BORROWER CONCENTRATION.................................................
     RELATED BORROWERS......................................................
     ESCROWS................................................................
     UNDERWRITING GUIDELINES................................................
     ADDITIONAL INFORMATION.................................................
SERVICING OF THE MORTGAGE LOANS.............................................
     [DESCRIPTION OF MASTER SERVICER AND SPECIAL SERVICER
          TO BE PROVIDED BY MASTER SERVICER]................................
     RESPONSIBILITIES OF MASTER SERVICER....................................
     RESPONSIBILITIES OF SPECIAL SERVICER...................................
     [EXTENSION ADVISOR.....................................................
     SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES...............
     CONFLICTS OF INTEREST..................................................
DESCRIPTION OF THE BONDS....................................................
     GENERAL................................................................
     REGISTRATION AND DENOMINATIONS.........................................
     PAYMENTS ON THE BONDS..................................................
          GENERAL...........................................................
          FUNDS AVAILABLE FOR PAYMENTS ON THE BONDS.........................
          PRIORITY OF PAYMENTS..............................................
          ACCRUED BOND INTEREST.............................................
          PRINCIPAL PAYMENT AMOUNT..........................................
          [YIELD MAINTENANCE AMOUNT.........................................
          TREATMENT OF REO PROPERTIES.......................................
     SUBORDINATION..........................................................
     ADVANCES...............................................................
     REPORTS TO BONDHOLDERS; CERTAIN AVAILABLE INFORMATION..................
          [TRUSTEE REPORTS; SPECIAL SERVICER REPORTS........................
          OTHER INFORMATION.................................................
     VOTING RIGHTS..........................................................
     THE TRUSTEE............................................................
     [OPTIONAL REDEMPTION]..................................................
     ADDITIONAL INFORMATION.................................................
THE ISSUER..................................................................
THE OWNER TRUSTEE...........................................................
THE ADMINISTRATOR...........................................................
YIELD AND MATURITY CONSIDERATIONS...........................................
     YIELD CONSIDERATIONS...................................................
          GENERAL...........................................................
          RATE AND TIMING OF PRINCIPAL PAYMENTS.............................
          LOSSES AND SHORTFALLS.............................................
          CERTAIN RELEVANT FACTORS..........................................
          UNPAID ACCRUED BOND INTEREST......................................
     WEIGHTED AVERAGE LIFE..................................................
FEDERAL INCOME TAX CONSEQUENCES.............................................
     GENERAL................................................................
     STATUS AS REAL PROPERTY LOANS..........................................
     DISCOUNT AND PREMIUM...................................................
     BACKUP WITHHOLDING AND INFORMATION REPORTING...........................
CERTAIN ERISA CONSIDERATIONS................................................
LEGAL INVESTMENT............................................................
METHOD OF DISTRIBUTION......................................................
LEGAL MATTERS...............................................................
RATINGS.....................................................................
INDEX OF PRINCIPAL DEFINITIONS..............................................

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms that are used in this Summary may be defined elsewhere in this Prospectus Supplement or in the Prospectus. An Index of Principal Definitions is included at the end of both this Prospectus Supplement and the Prospectus. Terms that are used but not defined in this Prospectus Supplement will have the meanings specified in the Prospectus.

Issuer............................ ICCMAC Commercial Trust [____] (the "Issuer")
                                   is a trust established under the laws of the State of _________ by Imperial Credit Commercial Mortgage Acceptance Corp. (the "Depositor"), a California corporation, pursuant to a Deposit Trust Agreement, to be dated as of __________, 199_ (the "Deposit Trust Agreement"), between the Depositor and ____________________ as owner trustee (the
                                   "Owner Trustee"). The Depositor, is a [direct wholly-owned subsidiary] of Imperial Credit Commercial Mortgage Investment Corp. ("ICCMIC") The Depositor initially will own 100% of the beneficial interests in the Issuer, but may transfer a portion of such beneficial interests to an affiliate. None of the Depositor, ICCMIC, or any affiliate of either of them has guaranteed or insured the Offered Bonds or the Mortgage Loans.

                                   The Owner  Trustee  maintains  its  principal
                                   corporate        trust        office       at
                                   ________________________________,   telephone
                                   (___) ___________.  See "The Issuer" and "The
                                   Owner Trustee" herein and "The Depositor" in the Prospectus.

Bonds............................. The   Issuer   is    issuing    approximately
                                   $__________ aggregate Bond Principal Amount of its Series 199_-____ Collateralized Mortgage Bonds (the "Bonds"). The Bonds will be issued on the Closing Date in [seven] classes (each, a "Class") to be designated as: [(i) the Class A-1 and Class A-2 Bonds (collectively, the "Class A Bonds" or the "Senior Bonds"); (ii) the Class B, Class C and Class D Bonds (collectively with the Class A Bonds, the "Offered Bonds"); and
                                   (iii) the Class E and Class F Bonds (collectively, the "Private Bonds"; and collectively with the Class B, Class C and Class D Bonds, the "Subordinate Bonds")]. Only the Offered Bonds are offered hereby. The Private Bonds have not and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") and are not offered hereby. The Private Bonds will initially be issued to and held by one or more affiliates of the Issuer and are not offered hereby. To the extent this Prospectus Supplement contains information regarding the Private Bonds, such information is provided because of its potential relevance to a prospective purchaser of an Offered Bond.

                                   The Bonds will be issued pursuant to an Indenture, to be dated as of _________, 199_ (the "Indenture"), between the Owner Trustee, on behalf of the Issuer, and the Trustee, on behalf of the holders of the Bonds (the "Bondholders").

                                   The Bonds will be non-recourse obligations of the Issuer. The Bonds are not insured or guaranteed by any governmental agency or instrumentality or by any other person. The respective Classes of Bonds will be issued in the initial aggregate Bond Principal Amount (in each case, subject to a variance of plus or minus __%), and will accrue interest at the Bond Interest Rates, set forth below:

                                                Initial Aggregate
                                                 Bond Principal    Bond Interest
                                      Class          Amount            Rate
                                      -----     -----------------  -------------
                                   [Class A-1]    $                        %
                                   [Class A-2]    $                        %
                                   [Class B]      $                        %
                                   [Class C]      $                        %
                                   [Class D]      $                        %
                                   [Class E]      $                        %
                                   [Class F]      $                        %

                                   The "Issuer's Equity" represents the right of the Issuer or its designee (i) to receive all payments on and proceeds of the Collateral not otherwise allocable to pay interest, principal and other amounts on the Bonds in accordance with their terms or expenses of the Trust Estate (as defined herein) and (ii) to have the remaining Collateral returned to it after the Indenture is satisfied and discharged. The principal amount of the Issuer's Equity as of any date of determination is the amount (the "Overcollateralization Amount"), if any, by which the then aggregate Stated Principal Balance (as defined herein) of the Mortgage Pool (initially equal to the Initial Pool Balance) exceeds the then aggregate Bond Principal Amount of all the Bonds. As of the Closing Date, the Overcollateralization Amount will equal approximately $--------------.

Trustee........................... _________________________,  a ______________.
                                   See "Description of the Bonds--The Trustee" herein.

Administrator..................... _______________________ (the "Administrator")
                                   will perform certain functions as agent on behalf of the Issuer pursuant to an Administration Agreement, to be dated as of ____________, 199_ (the "Administration
                                   Agreement"), between the Administrator and the Owner Trustee, on behalf of the Issuer.

Master Servicer................... _______________________,   a  _______________
                                   corporation ("_____"). See "Servicing--The Master Servicer" herein.

Special Servicer.................. _____ (which serves as Master  Servicer) will be the Special Servicer with respect to all the Mortgage Loans. The Special Servicer may be removed without cause under certain circumstances described herein under "Servicing--Responsibilities of Special
                                   Servicer."

Mortgage Loan Seller.............. ______________________  (the  "Mortgage  Loan
                                   Seller"). See "Description of the Mortgage Pool--General" herein.

Cut-off Date...................... ___________, 199_.

Closing Date...................... On or about ___________, 199_.

Accrual Date...................... ____________,  199_,  the  date  as of  which interest begins to accrue on the Bonds.

Payment Date...................... The ___ day of each month or, if any such ___
                                   day is not a business day, then the next succeeding business day, commencing in ________, 199_.

Collection Period................. As to any Payment Date, the period commencing immediately following the Determination Date in the month immediately preceding the month in which such Payment Date occurs (or, in the case of the initial Payment Date, commencing immediately following the Cut-off Date) and ending on and including the related Determination Date.

Determination Date................ As to  any  Payment  Date,  the __ day of the
                                   month in which such Payment Date occurs, or if such __ day is not a business day, the immediately preceding business day.

Record Date....................... As to any Payment Date, the last business day of the month immediately preceding the month in which such Payment Date occurs.

Interest Accrual Period........... As to any Payment  Date,  the calendar  month preceding the month in which such Payment Date occurs.

Book-Entry Registration........... Each Class of Offered Bonds will initially be issued in book-entry form through the facilities of DTC and, accordingly, will constitute "Book-Entry Bonds" within the meaning of the Prospectus. No person acquiring an interest in a Book-Entry Bond
                                   (any such person, a "Bond Owner") will be entitled to receive a fully registered physical security (a "Definitive Bond") evidencing such interest, except under the limited circumstances described in the Prospectus. See "Risk Factors-- Owners of Book-Entry Bonds Not Entitled to Exercise Rights of Holders of Bonds" in the Prospectus and "Description of the Bonds--Registration and Denominations" herein and "Description of the Bonds--Book-Entry Registration and Definitive Bonds" in the Prospectus.

Denominations..................... The  Offered  Bonds  will  each be  issued in minimum denominations of $________ initial Bond Principal Amount and in any whole dollar in excess thereof.

Security for the Bonds............ The Bonds  will be secured by a pledge of the
                                   Trust Estate. The "Trust Estate" will consist of all rights, money, instruments, securities and other property, including all proceeds thereof, which are subject to, or intended to be subject to, the lien of the Indenture for the benefit of the Bondholders, including without limitation the Collateral. The "Collateral" will consist of the Mortgage Loans, any REO Properties (as defined herein) acquired in respect thereof and the Collection Account. See, "Description of the Mortgage Pool" herein and "Description of the Agreements--Accounts" in the Prospectus.

A.  The Mortgage Pool............. The  Mortgage  Pool  will  consist  of [fixed rate] [floating rate] [partially fixed-partially floating rate] Mortgage Loans evidenced by a note or bond (a "Mortgage Note") secured by first liens on [multifamily properties] [office buildings] [retail stores and establishments] [hotels or motels] [nursing homes] [assisted living facilities] [continuum care facilities] [day care centers] [schools] [hospitals or other healthcare related facilities] [industrial
                                   properties]       [warehouse      facilities]
                                   [mini-warehouse   facilities]   [self-storage
                                   facilities]       [distribution      centers]
                                   [transportation centers] [parking facilities] [entertainment and/or recreation facilities] [mobile home parks] [mixed use (including mixed commercial uses and mixed commercial and residential uses)] and/or [unimproved land] (the "Mortgaged Properties") located in __ different states. [The Mortgage Pool will also include undivided ownership interests in Mortgage Loans secured by the Mortgaged Properties.] The Mortgage Loans will have an aggregate principal balance as of the Cut-off Date of $_________ [, subject to a permitted variance of plus or minus __%] (the "Initial Pool Balance"). The Mortgage Loans will have terms to maturity from the date of origination or modification of not more than ____ years, and a weighted average remaining term to maturity of approximately _____ months as of the Cut-off Date. The Mortgage Loans will bear interest at Mortgage Rates of at least _____% per annum but not more than _____% per annum, with a weighted average Mortgage Rate of approximately ____% per annum as of the Cut-off Date. On or prior to the Closing Date, the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller pursuant to a Mortgage Loan Purchase Agreement dated as of __________ (the "Mortgage Loan Purchase Agreement") between the Depositor and the Mortgage Loan Seller. In the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller has made certain representations and warranties to the Depositor regarding the characteristics and quality of the Mortgage Loans and, as more particularly described herein, has agreed to cure any material breach thereof or repurchase the affected Mortgage Loan. In connection with the creation of, and the assignment of its interests in the Mortgage Loans to the Issuer, the Depositor will also assign its rights under the Mortgage Loan Purchase Agreement insofar as they relate to or arise out of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. The Issuer will, in turn, pledge such rights under the Mortgage Loan Purchase Agreement so assigned to it as part of the Trust Estate to secure the Bonds. See
                                   "Description       of      the       Mortgage
                                   Pool--Representations     and     Warranties;
                                   Repurchases" herein.

                                   [_____ of the Mortgage Loans, representing _____% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, provide for scheduled payments of principal and/or interest ("Monthly Payments") to be due on the _____ day of each month; the remainder of the Mortgage Loans provide for Monthly Payments to be due on the __, __ or __ day of each month (the date in any month on which a Monthly Payment on a Mortgage Loan is first due, the "Due Date"). [The rate per annum at which interest accrues on each Mortgage Loan (each such Mortgage Loan, an "ARM Loan") is subject to adjustment on specified Due Dates (each such date, an "Interest Rate Adjustment Date") by adding a fixed percentage amount (a "Gross Margin") to the value of the then-applicable Index (as described below) subject, in the case of substantially all of the Mortgage Loans, to maximum and minimum lifetime Mortgage Rates as described herein. ___ of the Mortgage
                                   Loans, representing ___% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, provide for Interest Rate Adjustment Dates to occur [monthly]; the remainder of the Mortgage Loans provide for adjustments to the Mortgage Rate to occur quarterly, semi-annually or annually. [Each of the Mortgage Loans provides for an initial fixed interest rate period;] _________ of the Mortgage Loans, representing _____% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, have not yet experienced their first Interest Rate Adjustment Date. The latest initial Interest Rate Adjustment Date for any Mortgage Loan is scheduled to occur on ________.]]

                                   [The amount of the Monthly Payment on each Mortgage Loan is also subject to adjustment on specified Due Dates (each such date, a "Payment Adjustment Date") to an amount that would amortize the outstanding principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the applicable Mortgage Rate, [without affecting the amount of the originally scheduled monthly principal payments] [subject, in the case of several Mortgage Loans, to payment caps, which limit the amount by which the Monthly Payment may adjust on any Payment Adjustment Date as described herein. _______ of the Mortgage Loans, representing __% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date, provide for Payment Adjustment Dates to occur annually, while the remainder of the Mortgage Loans provide for adjustments of the Monthly Payment to occur monthly, quarterly or semi-annually.]

                                   [Only  in  the  case  of  _________  Mortgage
                                   Loans, representing ____% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, does a Payment Adjustment Date immediately follow each Interest Rate Adjustment Date. As a result, and because the application of payment caps may limit the amount by which the Monthly Payments may adjust in respect of certain Mortgage Loans, the amount of a Monthly Payment may be more or less than the amount necessary to amortize the remaining principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the then-applicable Mortgage Rate. Accordingly, Mortgage Loans may be subject to slower amortization (if the Monthly Payment due on a Due Date is sufficient to pay interest accrued to such Due Date at the then-applicable Mortgage Rate but is not sufficient to reduce principal in accordance with the applicable amortization schedule), to negative amortization (if interest accrued to a Due Date at the applicable Mortgage Rate is greater than the entire Monthly Payment due on such Due Date) or to accelerated amortization (if the Monthly Payment due on a Due Date is greater than the amount necessary to pay interest accrued to such Due Date at the then-applicable Mortgage Rate and to reduce principal in accordance with the applicable amortization schedule).]

                                   [__ Mortgage Loans, representing ____% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, permit negative amortization. Substantially all of the Mortgage Loans that permit negative amortization contain provisions that limit the extent to which the amount of their respective original principal balances may be exceeded as a result thereof.]

                                   [___ of the Mortgage Loans (the "Balloon Loans") provide for monthly payments of principal based on amortization schedules significantly longer than the remaining term of such Mortgage Loans, thereby leaving substantial outstanding principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.]

                                   For a further description of the Mortgage Loans, see "Description of the Mortgage Pool" herein.

                                   As of any Interest Rate Adjustment Date, the [Index] [Indices] used to determine the Mortgage Rate on each Mortgage Loan will be the ____________. See "Description of the Mortgage Pool--The Index" herein.]

[Conversion of Mortgage Loans..... Approximately  __% of the Mortgage  Loans (by
                                   aggregate principal balance as of the Cut-off
                                   Date) (the "Convertible Mortgage Loans") provide that, at the option of the related mortgagor (the "Mortgagor"), the adjustable interest rate on such Mortgage Loans may be converted to a fixed interest rate, provided that certain conditions have been satisfied. Upon notification from a Mortgagor of such Mortgagor's intent to convert from an adjustable interest rate to a fixed interest rate, and prior to the conversion of any such Mortgage Loan, the related Warrantying Party (as defined herein) will be obligated to purchase the Converting Mortgage Loan (as defined herein) at the Conversion Price (as defined herein). [In the event of a failure by a Subservicer to purchase a "Converting Mortgage Loan"], the Master Servicer is required to use its best efforts to purchase such Converted Mortgage Loan (as defined herein) from the Mortgage Pool at the Conversion Price during the one-month period following the date of conversion.] In the event that neither the related Warrantying Party nor the Master Servicer purchases a Converting or Converted Mortgage Loan, the Mortgage Pool will thereafter include both fixed-rate and adjustable-rate Mortgage Loans. See "Yield and Maturity Considerations" herein.]

                                   The Mortgage Loans will be serviced by the Master Servicer and, under the circumstances described herein, the Special Servicer pursuant to the Servicing Agreement dated as of _________, 199__ (the "Servicing
                                   Agreement"), among the Owner Trustee on behalf of the Issuer, the Trustee on behalf of the Bondholders, the Master Servicer and the Special Servicer. See "Servicing of the Mortgage Loans" herein and "Description of the Agreements--Collection and Other Servicing Procedures" in the Prospectus.

B.  The Collection Account........ All  collections  on or  in  respect  of  the
                                   Mortgage Loans will be deposited in an account (the "Collection Account") and, as and to the extent described herein, will be available for application to payments on the Bonds on the related Payment Date and for payment of certain related servicing and administrative fees and expenses. See "Description of the Agreements" in the Prospectus.

Payments on the Bonds - General... Payments  will be made by or on behalf of the
                                   Trustee on each Payment Date to the Bondholders of record at the close of business on the related Record Date; except in the case of the final payment on any Class of Bonds which will require presentation and surrender of such Bonds. All payments made with respect to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class based on the respective Bond Principal Amounts thereof.

Payments of Interest and Principal
on the Bonds...................... [On each Payment Date,  unless the Bonds have been declared due and payable following an event of default (as described in the Prospectus under "Description of the Agreements--Certain Terms of the Indenture") and such declaration and its consequences have not been rescinded and annulled, the Available Payment Amount (as defined herein) for such date, which will not include Prepayment Premiums under such circumstances, will be applied to make payments among the respective Classes of Bondholders for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

                                   (i) to the holders of the Class A Bonds in respect of interest, pro rata between the two Classes of Class A Bondholders based on entitlement, up to an amount equal to all Accrued Bond Interest (as defined below) in respect of each such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                                   (ii) to the holders of the Class A Bonds in respect of principal, allocable as between the two Classes of Class A Bondholders as described herein, up to an amount equal to the lesser of
                                           (a) the then aggregate Bond Principal
                                           Amount  of the  Class A Bonds and (b)
                                           the  Principal   Payment  Amount  (as
                                           defined below) for such Payment Date;

                                   (iii) to the holders of the Class B Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                                   (iv) after the aggregate Bond Principal Amount of the Class A Bonds has been reduced to zero, to the holders of the Class B Bonds in respect of principal, up to an amount equal to the lesser of (a) the then aggregate Bond Principal Amount of the Class B Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A Bonds pursuant to clause
                                           (ii) above;

                                   (v) to the holders of the Class C Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                                   (vi) after the aggregate Bond Principal Amount of the Class A and Class B Bonds has been reduced to zero, to the holders of the Class C Bonds in respect of principal, up to an amount equal to the lesser of (a) the then aggregate Bond Principal Amount of the Class C Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A and/or Class B Bonds pursuant to clauses
                                           (ii) and (iv) above;

                                   (vii) to the holders of the Class D Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                                   (viii) after the aggregate Bond Principal Amount of the Class A, Class B and Class C Bonds has been reduced to zero, to the holders of the Class D Bonds in respect of principal, up to an amount equal to the lesser of (a) the then aggregate Bond Principal Amount of the Class D Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B and/or Class C Bonds pursuant to clauses (ii), (iv) and (vi) above;

                                   (ix) to the holders of the Class E Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                                   (x) after the aggregate Bond Principal Amount of the Class A, Class B, Class C and Class D Bonds has been reduced to zero, to the holders of the Class E Bonds in respect of principal, up to an amount equal to the lesser of
                                           (a) the then aggregate Bond Principal
                                           Amount  of the  Class E Bonds and (b)
                                           the excess,  if any, of the Principal
                                           Payment  Amount for such Payment Date
                                           over any amounts paid on such Payment
                                           Date in  retirement  of the  Class A,
                                           Class B, Class C and/or Class D Bonds
                                           pursuant to clauses (ii),  (iv), (vi)
                                           and (viii) above;

                                   (xi) to the holders of the Class F Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                                   (xii) after the aggregate Bond Principal Amount of the Class A, Class B, Class C, Class D and Class E Bonds has been reduced to zero, to the holders of the Class F Bonds in respect of principal, up to an amount equal to the lesser of (a) the then aggregate Bond Principal Amount of the Class F Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C, Class D and/or Class E Bonds pursuant to clauses (ii), (iv), (vi), (viii) and
                                           (x) above; and

                                   (xiii) if, after giving effect to the payments of principal on the Bonds contemplated by clauses (ii), (iv),
                                           (vi),  (viii),  (x) and (xii)  above,
                                           the aggregate Bond  Principal  Amount
                                           of all the Bonds  still  exceeds  the
                                           aggregate Stated Principal Balance of
                                           the   Mortgage   Pool  that  will  be
                                           outstanding   immediately   following
                                           such  Payment   Date,   then  to  the
                                           holders   of  the   Class   A   Bonds
                                           (allocable as between the two Classes
                                           of Class A  Bondholders  as described
                                           herein), the Class B Bonds, the Class
                                           C Bonds, the Class D Bonds, the Class
                                           E Bonds  and the  Class F  Bonds,  in
                                           that  order,  until  (in the  case of
                                           each Class of Bonds on which payments
                                           of principal are so made) such excess
                                           (or  the  aggregate   Bond  Principal
                                           Amount  of such  Class of  Bonds)  is
                                           reduced  to  zero  (whichever  occurs
                                           first).]

                                   [Except under the limited circumstances described herein, payments of principal on the Class A Bonds as described above will be paid, first, to the holders of the Class A-1 Bonds, until the aggregate Bond Principal Amount of such Class of Bonds is reduced to zero, and thereafter, to the holders of the Class A-2 Bonds, until the aggregate Bond
                                   Principal Amount of such Class of Bonds is reduced to zero.]

                                   [Any portion of the Available Payment Amount for any Payment Date that is not applied to make payments of interest and principal on the Bonds as described above will be paid to or at the direction of Issuer in respect of the Issuer's Equity on such Payment Date.]

                                   [The "Accrued Bond Interest" in respect of any Class of Bonds for any Interest Accrual Period will equal one month's interest at the applicable Bond Interest Rate accrued on the aggregate Bond Principal Amount of such Class of Bonds outstanding immediately prior to the related Payment Date. Accrued Bond Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.]

                                   [The  "Principal   Payment  Amount"  for  any
                                   Payment Date will, in general, equal the aggregate of the following:

                                   (a) the principal portions of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments due or deemed due, as the case may be, in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period;

                                   (b) all payments (including Principal Prepayments and Balloon Payments) and other collections (including Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds (each as defined in the Prospectus)) that were received on or in respect of the Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal thereof, in each case net of any portion of such payment or other collection that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

                                   (c) if such Payment Date is subsequent to the initial Payment Date, the excess, if any, of (i) the Principal Payment Amount for the immediately preceding Payment Date, over (ii) the aggregate payments of principal made in respect of the Bonds on such immediately preceding Payment Date.]

                                   [The "Scheduled Payment" due in respect of any Mortgage Loan on any related Due Date will be the amount of the Monthly Payment that is scheduled to be due in respect thereof on such date in accordance with the terms of such Mortgage Loan in effect on the Closing Date, without regard to any waiver, modification or amendment of such Mortgage Loan subsequent to the Closing Date, and assuming that each prior Scheduled Payment has been made in a timely manner.]

                                   [The "Assumed Scheduled Payment" is an amount deemed due in respect of any Balloon Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original stated maturity date. The Assumed Scheduled Payment deemed due on any such Mortgage Loan on its original stated maturity date and on each successive Due Date that it remains or is deemed to remain outstanding shall equal the Scheduled Payment that would be due in respect thereof on such date if the related Balloon Payment had not come due but rather such Mortgage Loan had continued to amortize in accordance with such Mortgage Loan's amortization schedule in effect as of the Closing Date.]

[Payments of Yield Maintenance
Amounts on the Bonds.............. On each Payment  Date,  unless the Bonds have been declared due and payable following an Issuer Event of Default and such declaration and its consequences have not been rescinded and annulled, the aggregate of all Prepayment Premiums that were received on the Mortgage Loans during the related Collection Period will be applied to make payments among the respective Classes of Bondholders in alphabetical order of Class designation (with the Class A-1 and Class A-2 Bondholders having a pari passu right to payment), in each case, up to the related Yield Maintenance Amount (if any) for their Bonds.

                                   If and to the extent that the aggregate Prepayment Premiums received on the Mortgage Loans during any Collection Period exceed the aggregate Yield Maintenance Amount in respect of the Bonds for the related Payment Date, then such excess will be paid on such Payment Date to or at the direction of the Issuer in respect of the Issuer's Equity. See "Description of the Bonds--Payments on the Bonds" herein.]

Subordination..................... [As and to the extent set forth  herein,  the rights of the Issuer or its designee to receive payments of amounts received on the Mortgage Loans in respect of the Issuer's Equity will be subordinated to the rights of the Bondholders to receive such amounts in respect of interest, principal and other amounts due and owing on their Bonds from time to time. In addition, as and to the extent set forth herein, for purposes of receiving payments of interest, principal and other amounts due and owing thereon from time to time out of collections on the Mortgage Loans, the Private Bonds will be subordinate to the Offered Bonds, the Class D Bonds will be subordinate to the Class A, Class B and Class C Bonds, the Class C Bonds will be subordinate to the Class A and Class B Bonds, and the Class B Bonds will be subordinate to the Class A Bonds. See "Description of the Bonds--Payments on the Bonds" and "--Subordination" herein. Such subordination will be accomplished by, among other things, the application of the Available Payment Amount on each Payment Date in the order described above in this Summary under "Payments of Interest and Principal on the Bonds". Realized Losses (as defined herein), Net Aggregate Prepayment Interest Shortfalls (also as defined herein) and other shortfalls in respect of the Mortgage Loans will, in each case, be borne by the Issuer and the holders of the Private Bonds (to the extent of amounts otherwise payable in respect of the Issuer's Equity and the Private Bonds, respectively) prior to any such losses, shortfalls and/or expenses being borne by the holders of the Offered Bonds. If and to the extent that Realized Losses, together with any Net Aggregate Prepayment Interest Shortfalls, exceed the sum of the initial Overcollateralization Amount and the initial aggregate Bond Principal Amount of the Private Bonds, it is likely that the holders of one or more Classes of Offered Bonds will not receive the full Bond Principal Amount of their Bonds. See "Description of the Bonds--Subordination" herein.]

Treatment of REO Properties....... Notwithstanding  that  a  Mortgaged  Property securing any Mortgage Loan may be acquired as part of the Trust Estate through foreclosure, deed in lieu of foreclosure or otherwise (upon acquisition, an "REO Property"), such Mortgage Loan will, for purposes of, among other things, determining payments of principal on the Bonds, as well as Servicing Fees, Special Servicing Fees, and Trustee Fees (each as defined herein), generally be treated as having remained outstanding until such REO Property is liquidated. In connection therewith, operating revenues and other proceeds derived from such REO Property (exclusive of related operating costs, including certain reimbursements payable to the Master Servicer and/or Special Servicer in connection with the operation and disposition of such REO Property) will be "applied" or treated by the Master Servicer as principal, interest and other amounts "due" on such Mortgage Loan; and, subject to a recoverability determination as more fully described herein (see "Description of the Bonds--Advances"), each Servicer (as defined below) will be required to make P&I Advances, as described below, in respect of such Mortgage Loan as if it had remained outstanding.

P&I Advances...................... The Master Servicer and the Special  Servicer
                                   (each, a "Servicer") are required to make advances ("P&I Advances") for delinquent Monthly Payments on the Mortgage Loans, subject to the limitations described herein. None of the Servicers will be required to advance the full amount of any Balloon Payment not made by the related Mortgagor. To the extent a Servicer is required to make a P&I Advance on and after the Due Date for a Balloon Payment, such P&I Advance shall not exceed an amount equal to the monthly payment calculated by the Special Servicer necessary to fully amortize the related Mortgage Loan over the period used for purposes of calculating the scheduled monthly payments thereon prior to the related Maturity Date. As more fully described herein, each Servicer making a P&I Advance (or any other advance) will be entitled to reimbursement thereof and interest thereon at the prime rate determined in accordance with the Servicing Agreement to the extent provided therein. See "Description of the Bonds--Advances" herein and "Description of the Bonds--Advances in Respect of Delinquencies" in the Prospectus.

[Compensating Interest
Payments.......................... To  the  extent  of  the   aggregate  of  all
                                   Servicing Fees and Prepayment Interest Excesses paid to the Master Servicer as servicing compensation for the related Collection Period, the Master Servicer is required to make a non-reimbursable payment (a "Compensating Interest Payment") with respect to each Payment Date to cover the aggregate of any Prepayment Interest Shortfalls incurred during such Collection Period. A "Prepayment Interest Shortfall" is a shortfall in the collection of a full month's interest (net of related Servicing Fees and Special Servicing Fees (as defined herein), and without regard to any Prepayment Premium actually collected) on any Mortgage Loan by reason of a full or partial voluntary principal prepayment being made and applied to such Mortgage Loan prior to the related Due Date in any Collection Period. A "Prepayment Interest Excess" is a payment of interest (net of related Servicing Fees and Special Servicing Fees and exclusive of any Prepayment Premium actually collected) made in connection with any full or partial prepayment of a Mortgage Loan being made and applied to such Mortgage Loan after the related Due Date in any Collection Period, which payment of interest is intended to cover the period from such Due Date to the date of prepayment. The "Net Aggregate Prepayment Interest Shortfall" for any Payment Date will be the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred during the related Collection Period exceeds (b) any Compensating Interest Payment made by the Master Servicer with respect to such Payment Date. See "Servicing of the Mortgage Loans--Servicing and Other Compensation and Payment of Expenses" herein.]

[Optional Redemption.............. The Issuer  may,  at its  option,  redeem any
                                   Class of Offered Bonds, in whole but not in part, on any Payment Date, if the then aggregate Bond Principal Amount of such Class of Offered Bonds is less than __% of the initial aggregate Bond Principal Amount thereof and no Issuer Event of Default has occurred and is continuing. Such redemption will be at a price (calculated after taking into account payments made on the Bonds out of the Available Payment Amount for the applicable Payment Date) equal to 100% of the aggregate unpaid Bond Principal Amount of the Bonds redeemed, plus accrued and unpaid interest through the end of the related Interest Accrual Period. Notice of any such optional redemption must be mailed by the Issuer or the Trustee at least __ days prior to the date set for optional redemption. No Yield Maintenance Amount will be payable in connection with such optional redemption. See "Description of the Bonds--Optional Redemption" herein.]

Certain Investment
Considerations.................... The yield on any Offered  Bond will depend on
                                   (a) the price at which such Bond is purchased by an investor and (b) the rate, timing and amount of payments on such Bond. The rate, timing and amount of payments on any Offered Bond will in turn depend on, among other things, (i) the Bond Interest Rate for such Bond, (ii) the rate and timing of principal payments (including principal prepayments) and other principal collections on the Mortgage Loans, (iii) the rate, timing and severity of Realized Losses and Net Aggregate Prepayment Interest Shortfalls and (iv) the priority of such Bond to receive payments.

                                   The yield to maturity on any Offered Bond purchased at a discount or premium will be affected by the rate and timing of principal payments thereon. Principal payments on the Offered Bonds will, in turn, be affected by payments and other collections of principal on or in respect of the Mortgage Loans. An investor should consider, in the case of any Offered Bond purchased at a discount, the risk that a slower than anticipated rate of principal payments thereon could result in a lower than anticipated yield and, in the case of any Offered Bond purchased at a premium, the risk that a faster than anticipated rate of principal payments thereon could result in a lower than anticipated yield. See "Yield and Maturity Considerations" herein and in the Prospectus. The full or partial, as applicable, allocation of Prepayment Premiums actually collected on the Mortgage Loans to make payments to the holders of any particular Class of Bonds in respect of the related Yield Maintenance Amount may be insufficient to offset fully any adverse effects on the yield of such Class of Bonds that the related prepayments may otherwise have.


Federal Income Tax Consequences... In the opinion of  Cadwalader,  Wickersham  &
                                   Taft, special counsel to the Issuer, for federal income tax purposes, the Offered Bonds will be characterized as indebtedness and not as representing an ownership interest in the Trust Estate or an equity interest in the Issuer or the Depositor. For further information regarding certain federal income tax consequences of an investment in the Bonds, see "Federal Income Tax Consequences" herein and "Federal Income Tax Consequences" in the Prospectus. Investors are advised to consult their tax advisors as to the tax consequences of an investment in the Offered Bonds in light of investors' individual circumstances and to review "Federal Income Tax Consequences" herein and "Federal Income Tax Consequences" in the Prospectus.


Certain ERISA Considerations...... A fiduciary of any  employee  benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 as amended (the "Code") (each, a "Plan") should carefully review with its legal advisors whether the purchase or holding of the Bonds could give rise to a transaction prohibited or not otherwise permissible under ERISA or
                                   Section 4975 of the Code. See "Certain ERISA Considerations" herein and "ERISA Considerations" in the Prospectus.

                                   Subject to the conditions set forth in "Certain ERISA Considerations," the Bonds may, in general, be purchased by or on behalf of a Plan (including without limitation, as applicable, an insurance company general account) that is subject to Title I of ERISA or Section 4975 of the Code only if, and each fiduciary causing the Bonds to be purchased by or on behalf of such a plan shall be deemed to have represented that, an exemption from the prohibited transaction rules applies such that the purchase and holding of the Bonds by or on behalf of such Plan does not and will not result in a nonexempt prohibited transaction.

Ratings........................... It is a condition to their  issuance that the respective Classes of Offered Bonds receive the following credit ratings from ("________") and/or ____________________
                                   ("_____"; together with _____, the "Rating Agencies"):

                                     Class     [Rating Agency]   [Rating Agency]
                                     -----     ---------------   ---------------
                                   Class A-1
                                   Class A-2
                                   Class B
                                   Class C
                                   Class D

                                   The foregoing ratings of the Offered Bonds address the timely payment thereon of interest and the ultimate payment thereon of principal on or before their Stated Maturity. The foregoing ratings of the Offered Bonds do not address the tax attributes of the Offered Bonds, the Issuer or the Trust Estate. The ratings of the Offered Bonds do not address certain other matters as described under "Ratings" herein. There is no assurance that any such rating will not be lowered, qualified or withdrawn by a Rating Agency, if, in its judgment, circumstances so warrant. There can be no assurance whether any other rating agency will rate any of the Offered Bonds, or if one does, what rating such agency would assign. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Legal Investment ................. The Class __,  Class __,  Class __,  Class __
                                   and Class __ Bonds will [not] be "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA") [so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization]. The Class __, Class ___ and Class __ Bonds will not be "mortgage related securities" within the meaning of SMMEA. The appropriate characterization of the Offered Bonds under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase any Class of Offered Bonds, may be subject to significant interpretative uncertainties.

                                   In addition, institutions whose investment activities are subject to review by certain regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage-backed securities. Furthermore, certain states have enacted legislation overriding the legal investment provisions of SMMEA. Accordingly, investors should consult their own legal advisors to determine whether and to what extent the Offered Bonds constitute legal investments for them. See "Legal Investment" herein and in the Prospectus.

                                  RISK FACTORS


     Investors should carefully consider the following material risks and certain other factors as may be set forth in the Prospectus under "Risk Factors" before making an investment decision. In particular, payment on the Offered Bonds will depend on payments received on and other recoveries with respect to the Mortgage Loans. Therefore, you should carefully consider the risk factors relating to the mortgage loans and the mortgaged properties.

     The risks and uncertainties described below are not the only ones relating to the Offered Bonds. Additional risks and uncertainties not presently known to the Depositor or that the Depositor currently deems immaterial may also impair your investment.

     If any of the following risks actually occur, your investment could be materially and adversely affected.

     This Prospectus Supplement also contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks described below and elsewhere in this prospectus.


Certain Yield and Maturity Considerations

     As a result of, among other things, prepayments, defaults and losses on the Mortgage Loans, the amount and timing of payments of principal and/or interest on the Bonds may be highly unpredictable. Prepayments on the Mortgage Loans will result in a faster rate of principal payments on the Bonds than if payments on such Mortgage Loans were made as scheduled. Defaults and losses on the Mortgage Loans may delay and/or reduce the principal payments on the Bonds. Thus, the prepayment, default and loss experience on the Mortgage Loans may affect the aggregate payments on and the yield to maturity and average life of one or more Classes of Bonds, including one or more Classes of the Offered Bonds. The rate of principal payments and defaults and severity of losses on pools of multifamily and commercial mortgage loans varies among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax and legal factors, as well as acts of God. For example, if prevailing interest rates fall significantly below the Mortgage Rates borne by the Mortgage Loans, principal prepayments thereon are likely to be higher than if prevailing interest rates remain at or above the rates borne by those Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Rates borne by such Mortgage Loans, principal prepayments thereon are likely to be lower than if prevailing interest rates remain at or below the rates borne by those Mortgage Loans. The foregoing is subject, however, to, among other things, the particular terms of the Mortgage Loans (e.g., provisions which prohibit voluntary prepayments during specified periods or impose penalties in connection therewith) and the ability of Mortgagors to obtain new financing. There can be no assurance as to the actual rate of prepayment or default or the severity of losses on the Mortgage Loans. The extent to which prepayments on Mortgage Loans ultimately affect the yield to maturity and average life of any Class of Offered Bonds, will depend on the terms of such Bonds.

     The extent to which the yield to maturity of any Class of Offered Bonds may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and the amount and timing of payments thereon. An investor should consider, in the case of any Offered Bond purchased at a discount, the risk that a slower than anticipated rate of principal payments thereon could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Bond purchased at a premium, the risk that a faster than anticipated rate of principal payments thereon could result in an actual yield to such investor that is lower than the anticipated yield.

     When considering the effects of prepayments on the average life and yield of a Bond, an investor should also consider provisions of the Indenture that permit the optional redemption of the Bonds. [The Issuer may, at its option, redeem any Class of Offered Bonds, in whole but not in part, on any Payment Date, if the then aggregate Bond Principal Amount of such Class of Bonds is less than __% of the initial aggregate Bond Principal Amount thereof.] See "Yield and Maturity Considerations" herein.

Effect of Mortgagor Delinquencies and Defaults

     The aggregate amount of payments on the Offered Bonds, the yield to maturity of the Offered Bonds, the rate of principal payments on the Offered Bonds and the weighted average lives of the Offered Bonds will be affected by the rate and the timing of delinquencies and defaults on the Mortgage Loans. If a purchaser of a class of Offered Bonds calculates its anticipated yield based on an assumed rate of default and amount of losses on the Mortgage Loans that is lower than the default rate and amount of losses actually experienced and such additional losses are allocable to such class of Bonds, such purchaser's actual yield to maturity will be lower than that so calculated and could, under certain extreme scenarios, be negative. The timing of any loss on a liquidated Mortgage Loan will also affect the actual yield to maturity of the class of Offered Bonds to which a portion of such loss is allocable, even if the rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss borne by an investor occurs, the greater is the effect on such investor's yield to maturity.

     As and to the extent described herein, each Servicer will be entitled to receive interest on unreimbursed P&I Advances and unreimbursed advances of servicing expenses until such advances (i) are recovered out of amounts received on the Mortgage Loan as to which such advances were made pursuant to the Servicing Agreement, which amounts are in the form of late payments, liquidation proceeds, insurance proceeds, condemnation proceeds or amounts paid in connection with the purchase of such Mortgage Loan from the Issuer or (ii) are otherwise recovered following a determination that such advance is a nonrecoverable advance. Each Servicer's right to receive such payments of interest is prior to the rights of Bondholders to receive payments on the Bonds and, consequently, is likely to result in losses being allocated to the Offered Bonds that would not otherwise have resulted absent the accrual of such interest.

     The Special Servicer will be entitled to receive, with respect to each Mortgage Loan which is or was at some time a Specially Serviced Mortgage Loan, compensation in the form of a percentage of collections of any such Specially Serviced Mortgage Loan prior to the right of Bondholders to receive payments on the Bonds. Consequently, it is possible that shortfalls will be allocated to the Offered Bonds with respect to any Mortgage Loan which is or was at some time a Specially Serviced Mortgage Loan notwithstanding the fact that such Mortgage Loan is returned to a performing status. See "Servicing--Servicing and Other Compensation and Payment of Expenses" herein.

     Regardless of whether losses ultimately result, delinquencies and defaults on the Mortgage Loans may significantly delay the receipt of payments by the holder of a class of Offered Bonds, to the extent that P&I Advances or the subordination of another class of Bonds does not fully offset the effects of any such delinquency or default. The Special Servicer has the ability to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent, including the ability to extend the date on which a Balloon Payment is due, subject to certain conditions described in the Servicing Agreement. A Servicer's obligation to make P&I Advances in respect of a Mortgage Loan that is delinquent as to its Balloon Payment is limited, however, to the extent described under "Description of the Bonds--Advances." Until such time as any Mortgage Loan delinquent in respect of its Balloon Payment is liquidated, the entitlement of the holders of any class of Offered Bonds on each Payment Date in respect of principal of such Mortgage Loan will be limited to any payment made by the related Mortgagor and any related P&I Advance made by a Servicer. Consequently, any delay in the receipt of a Balloon Payment that is payable, in whole or in part, to holders of the Offered Bonds will extend the weighted average life of the Offered Bonds.

     As described under "Description of the Bonds--Payments" herein, if the portion of the Available Payment Amount payable in respect of interest on any class of Offered Bonds on any Payment Date is not sufficient to pay the Accrued Bond Interest then payable for such class, the shortfall will be payable to holders of such class of Bonds on subsequent Payment Dates, to the extent of available funds.

[Optional Redemption of Bonds

     The Issuer may, at its option, redeem any Class of Offered Bonds, in whole but not in part, on any Payment Date, if the then aggregate Bond Principal Amount of such Class of Offered Bonds is less than __% of the initial aggregate Bond Principal Amount thereof and no Issuer Event of Default has occurred and is continuing. No Yield Maintenance Amount will be payable in connection with such optional redemption. See "Description of the Bonds--Optional Redemption" herein.]

Subordination of Subordinated Bonds

     As and to the extent described herein, the rights of the Issuer or its designee to receive payments of amounts received on the Mortgage Loans in respect of the Issuer's Equity will be subordinated to the rights of the Bondholders to receive such amounts on their Bonds, and the rights of the holders of the respective Classes of Subordinate Bonds, including the Class B, Class C and Class D Bonds, to receive payments of amounts collected in respect of the Mortgage Loans will be subordinated to those of the holders of the Class A Bonds and to those of the holders of each other Class of Bonds with an earlier alphabetical class designation. Although such subordination (whether of the Issuer's Equity or Subordinate Bonds) is, in varying degrees depending on the Class, intended to reduce the likelihood of temporary shortfalls and ultimate losses to holders of the respective Classes of Offered Bonds, the amount of subordination afforded to any particular Class of Offered Bonds will be limited and may decline under certain circumstances. In addition, the impact of losses and shortfalls experienced with respect to the Mortgage Loans may fall primarily upon those Classes of Bonds having a later right of payment.

     The amount of any applicable credit support provided by the Issuer's Equity in the Collateral to the Bonds, by the Private Bonds to the Offered Bonds, by the Class D Bonds to the Class A, Class B and Class C Bonds, by the Class C Bonds to the Class A and Class B Bonds, and by the Class B Bonds to the Class A Bonds, has been determined on the basis of criteria established by each Rating Agency that take into account an assumed level of defaults, delinquencies and losses on the Mortgage Loans. There can be no assurance, however, that the loss experience on the Mortgage Loans will not exceed such assumed levels. See "Description of the Bonds--Subordination" herein.

Risks Associated with Certain of the Mortgage Loans and Mortgaged Properties

     The Mortgage Loans are secured by a fee simple or leasehold interest in multifamily, retail, hotel, nursing home, office and other commercial properties. Commercial and multifamily lending is generally viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial and multifamily lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Further, the repayment of loans secured by income producing properties is typically dependent upon the successful operation of the related property. If the cash flow from the property is reduced (for example, if leases are not obtained or renewed), the borrower's ability to repay the loan may be impaired. Commercial and multifamily real estate can be affected significantly by the supply and demand in the market for the type of property securing the loan and, therefore, may be subject to adverse economic conditions. Market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws in the case of multifamily mortgage loans, which impact the future cash flow of the property. See "Limited Recourse Nature of Mortgage Loans; Recourse Generally Limited to Mortgaged Property" below.

     The successful operation of a real estate project is also dependent on the performance and viability of the property manager of such project. The property manager is responsible for responding to changes in the local market, planning and implementing the rental structure, including establishing appropriate rental rates, and advising the borrowers so that maintenance and capital improvements can be carried out in a timely fashion. There is no assurance regarding the performance of any operators and/or managers or persons who may become operators and/or managers upon the expiration or termination of leases or management agreements or following any default or foreclosure under a Mortgage Loan.

     An appraisal of each of the Mortgaged Properties was made between ________ ____ and _________ ____. It is possible that the market value of a Mortgaged Property securing a Mortgage Loan has declined since the most recent appraisal for such Mortgaged Property. Commercial and multifamily property values and net operating income are subject to volatility. The net operating income and value of the Mortgaged Properties may be adversely affected by a number of factors, including but not limited to national, regional and local economic conditions (which may be adversely impacted by plant closings, industry slowdowns and other factors); local real estate conditions (such as an oversupply of housing, retail, office or self-storage space, hotel rooms or nursing homes); changes or continued weakness in specific industry segments; perceptions by prospective tenants and, in the case of retail properties, retailers and shoppers, of the safety, convenience, services and attractiveness of the property; the willingness and ability of the property's owner to provide capable management and adequate maintenance; construction quality, age and design; demographic factors; retroactive changes to building or similar codes; and increases in operating expenses (such as energy costs). Historical operating results of the Mortgaged Properties may not be comparable to future operating results. In addition, other factors may adversely affect the Mortgaged Properties' value without affecting their current net operating income, including changes in governmental regulations, zoning or tax laws; potential environmental or other legal liabilities; the availability of refinancing; and changes in interest rate levels.

     The aggregate principal balance as of the Cut-off Date related to Mortgage Loans secured by [multifamily, retail, hotel, nursing home, office and other properties] represent approximately _____%, _____%, _____%, _____%, _____% and _____% of the Cut-off Date aggregate principal balance of the Mortgage Pool, respectively.

[Risks Associated with Hotel Properties

     _____________ of the Mortgage Loans representing % of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date are secured by hotel properties. Like any income producing property, the income generated by a hotel property is subject to several factors such as local, regional and national economic conditions and competition. However, because such income is primarily generated by room occupancy and such occupancy is usually for short periods of time, the level of such income may respond more quickly to conditions such as those described above. Such sensitivity to competition may require more frequent improvements and renovations than other properties. To the extent a hotel is affiliated to, or associated with, a regional, national or international chain, changes in the public perception of such chain may have an impact on the income generated by the related property. Finally, the hotel industry is generally seasonal. This will result in fluctuation in the income generated by hotel properties.]

[Risks Associated with Nursing Homes

     ______ of the Mortgage Loans representing % of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date are secured by residential health care facilities. Mortgage Loans secured by liens on residential health care facilities pose risks not associated with loans secured by liens on other types of income-producing real estate. Providers of long-term nursing care, assisted living and other medical services are subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and to the reimbursement policies of government programs and private insurers. The failure of any of the borrowers to maintain or renew any required license or regulatory approval could prevent it from continuing operations (in which case no revenues would be received from the related
Mortgaged Property or the portion thereof requiring licensing) or, if applicable, bar it from participation in certain reimbursement programs. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee or any other purchaser at a foreclosure sale would be entitled to the rights under such licenses and such party may have to apply in its own right for such a license. There can be no assurance that a new license could be obtained. In addition, to the extent any nursing home receives a significant portion of its revenues from government reimbursement programs, primarily Medicaid and Medicare, such revenue may be subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there are currently under consideration various proposals that could materially change or curtail those payments. Accordingly, there can be no assurances that payments under government programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If not, net operating income of the Mortgaged Properties that receive substantial revenues from those sources, and consequently the ability of the related borrowers to meet their Mortgage Loan obligations, could be adversely affected. Under applicable federal and state laws and regulations, including those that govern Medicare and Medicaid programs, only the provider who actually furnished the related medical goods and services may sue for or enforce its rights to reimbursement. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the respective properties prior to such foreclosure.]

Limited Recourse Nature of Mortgage Loans; Recourse Generally Limited to Mortgaged Property

     Each Mortgage Loan is a nonrecourse loan as to which, in the event of a default under such Mortgage Loan, recourse generally may be had only against the related Mortgaged Property. Consequently, payment of each such Mortgage Loan prior to maturity is dependent primarily on the sufficiency of the net operating income of the related Mortgaged Property, and at maturity (whether at scheduled maturity or in the event of a default upon the acceleration of such maturity after default), upon the then market value of the related Mortgaged Property, or the ability to refinance such Mortgage Loan. None of the Mortgage Loans is insured or guaranteed by any governmental entity or private mortgage insurer or by any other person. However, as more fully described under "Description of the Mortgage Pool--Representations and Warranties; Repurchases" herein, the Mortgage Loan Seller will be obligated to repurchase those Mortgage Loans as to which there is a material breach of its representations and warranties, which breach cannot be cured in a timely manner.

Risks Associated with Concentration of Mortgage Loans

     The average principal balance of the Mortgage Loans as of the Cut-off Date is approximately $_________, which is equal to _____% of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans. A mortgage pool consisting of fewer loans each having a relatively higher outstanding principal balance may result in losses that are more severe, relative to the size of the pool, than would be the case if the pool consisted of a greater number of mortgage loans each having a relatively smaller outstanding principal balance. In addition, the concentration of any mortgage pool in one or more loans that have outstanding principal balances that are substantially larger than the other mortgage loans in such pool can result in losses that are substantially more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed among the loans in such pool. The Mortgage Loan secured by the _____________________________________________________
represents _____% of the aggregate principal balance of the Mortgage Loans. No other Mortgage Loan represents more than __% of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans and no other Mortgage Loans with related Mortgagors represent in the aggregate more than ____% of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans. See "Description of the Mortgage Pool--Certain Characteristics of the Mortgage Loans--Related Borrowers and Other Issues" herein.

Risks of Different Timing of Mortgage Loan Amortization

     If and as principal payments, property releases, or prepayments are made on a Mortgage Loan, the remaining Mortgage Pool may be subject to more concentrated risk with respect to the diversity of properties, types of properties and property characteristics and with respect to the number of borrowers. See the table entitled "Year of Scheduled Maturity" under "Description of the Mortgage Pool--Certain Characteristics of the Mortgage Loans" for a description of the respective maturity dates of the Mortgage Loans. Because principal on the Offered Bonds is payable in sequential order, and no class receives principal until the Class Balance of the preceding class or classes has been reduced to zero, classes that have a lower sequential priority are more likely to be exposed to the risk of concentration discussed under "--Risks Associated with Concentration of Mortgage Loans" above than classes with a higher sequential priority.

Risks Associated with Geographic Concentration

     ____,  ____,  ____,  ____,  ____,  and _____ of the  Mortgaged  Properties,
representing  approximately _____%,  _____%,  _____%, _____%, _____% and _____%,
respectively, of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are located in _________, _________, _________, _________,
________ and _________, respectively. Except as indicated in the immediately preceding sentence, no more than _____% of the Mortgage Loans, by aggregate principal balance of the Mortgage Loans as of the Cut-off Date are secured by Mortgaged Properties in any one state. Repayments by borrowers and the market value of the Mortgaged Properties could be affected by economic conditions generally or in regions where the borrowers and the Mortgaged Properties are located, conditions in the real estate market where the Mortgaged Properties are located, changes in governmental rules and fiscal policies, acts of nature, including earthquakes (which may result in uninsured losses), and other factors which are beyond the control of the borrowers.

Increased Risk of Default Associated with Adjustable Rate Mortgage Loans

     ________ of the Mortgage Loans, which represent ____% of the Initial Pool Balance, are ARM Loans. Increases in the required Monthly Payments on ARM Loans in excess of those assumed in the original underwriting of such loans may result in a default rate higher than that on mortgage loans with fixed mortgage rates.

Increased Risk of Default Associated with Balloon Payments

     [None] [Only ___] of the Mortgage Loans [is][are] fully amortizing over [its term] [their respective terms] to maturity. Thus, [each] [most] of the Mortgage Loans will have a substantial payment (that is, a Balloon Payment) due at its stated maturity unless prepaid prior thereto. Mortgage Loans with Balloon Payments involve a greater likelihood of default than self-amortizing loans because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property. See "Risk Factors-- Risks of Loss on Balloon Payment Asset if Obligor is Unable to Refinance or Sell Related Property" in the Prospectus.

Extension Risk Associated With Modification of Mortgage Loans with Balloon Payments

     In order to maximize recoveries on defaulted Mortgage Loans, the Servicing Agreement enables the Special Servicer to extend and modify Mortgage Loans that are in material default or as to which a payment default (including the failure to make a Balloon Payment) is reasonably foreseeable; subject, however, to the limitations described under "Servicing of the Mortgage Loans--Responsibilities of Special Servicer" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be payable in respect of a Class of Offered Bonds, whether such delay is due to borrower default or to modification of the related Mortgage Loan by the Special Servicer, will likely extend the weighted average life of such Class of Offered Bonds. See "Yield and Maturity Considerations" herein and in the Prospectus.


[Inclusion of Delinquent and Under- Performing Mortgage Loans

     The Mortgage Pool will include _____ Mortgage Loans, representing _____% of the Initial Pool Balance, that [describe generally the characteristics of those delinquent and under- performing Mortgage Loans, if any, included in the Mortgage Pool]. The amount of any applicable credit support provided to a Class of Bonds as described under "--Subordination of Subordinated Bonds" may not cover all losses and shortfalls related to such delinquent and under- performing Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Mortgage Pool may adversely affect the rate of defaults and prepayments in respect of the Mortgage Pool and the yield on the Offered Bonds. See "Risk Factors--Increased Risk of Loss if Mortgage Loans Include Delinquent Mortgage Loans" in the Prospectus.]


Potential Liability to the Trust Estate Relating to a Materially Adverse Environmental Condition

     Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of removal and remediation of hazardous or toxic substances on, under, adjacent to or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner's liability therefor as to any property is generally not limited under such enactments and could exceed the value of the property and/ or the aggregate assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to properly remediate such property, may adversely affect the owner's or operator's ability to borrow using such property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances may also be liable for the costs of removal or remediation of such substances at the disposal or treatment facility. Certain laws impose liability for release of asbestos into the air and third parties may seek recovery from owners or operators of real properties for personal injury associated with exposure to asbestos.

     Under some environmental laws, such as the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), as well as certain state laws, a secured lender (such as the Issuer) may be liable as an "owner" or "operator", for the costs of responding to a release or threat of a release of hazardous substances on or from a borrower's property, if agents or employees of a lender are deemed to have participated in the management of the borrower's property, regardless of whether a previous owner caused the environmental damage. The Issuer's potential exposure to liability for cleanup costs pursuant to CERCLA may increase if the Issuer actually takes possession of a borrower's property, or control of its day-to-day operations, as for example through the appointment of a receiver.

     An environmental site assessment ("ESA") of each of the Mortgaged Properties was performed (or prior assessments were updated) in connection with the initial underwriting and origination of the Mortgage Loans. In certain cases, environmental testing in addition to the ESA was performed.

     The following information is based on the ESAs and has not been independently verified by the Depositor, the Servicers, the Trustee, the Underwriter, or by any of their respective affiliates. With respect to a number of the Mortgaged Properties, the ESAs revealed the existence or possible existence of asbestos-containing materials, possible radon gas and other environmental matters at the related Mortgaged Properties, none of which constituted a material violation of any environmental law in the judgment of the assessor. In these cases, the Mortgagors agreed to establish and maintain operations and maintenance programs or had other remediation agreements or escrows in place, except with respect to _____ Mortgage Loans representing _____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date with respect to which the existence or possible existence of asbestos did not create an environmental concern on the part of the related Originator. With respect to several Mortgaged Properties, the ESAs identified the presence of above-ground or underground storage tanks and the related Mortgagors have agreed to make periodic visual inspections or other testing for any petroleum releases.

     It is possible that the ESAs did not reveal all environmental liabilities, that there are material environmental liabilities of which neither the Seller nor the Depositor are aware and that the environmental condition of the Mortgaged Properties in the future could be affected by tenants and occupants or by third parties unrelated to the Mortgagors.

     Each Mortgagor has represented that each Mortgaged Property either was, or to the best of its knowledge was, in compliance with applicable environmental laws and regulations on the date of the origination of the related Mortgage Loan; that, except as described in the environmental reports referred to above, no actions, suits or proceedings have been commenced or are pending or, to the best knowledge of the Mortgagor, are threatened with respect to any applicable environmental laws and that such Mortgagor has not received notice of any violation of a legal requirement relating to the use and occupancy of any Mortgaged Property. The principal security for the obligations under each Mortgage Loan consists of the Mortgaged Property and, accordingly, if any such representations are breached, there can be no assurance that any other assets of the Mortgagor would be available in connection with any exercise of remedies in respect of such breach. Moreover, most Mortgagors are structured as single asset entities and therefore have no assets other than the related Mortgaged Property.

     The Servicing Agreement provides that the Special Servicer, acting on behalf of the Issuer, may not acquire, through foreclosure or deed in lieu thereof, title to a Mortgaged Property or take over its operation unless the Special Servicer has previously determined, based on a report prepared by a qualified person who regularly conducts environmental audits, that (i) the Mortgaged Property is in compliance with applicable environmental laws or that taking the actions necessary to comply with such laws is reasonably likely to produce a greater recovery on a present value basis than not taking such actions and (ii) there are no circumstances known to the Special Servicer relating to the use of hazardous substances or petroleum-based materials which require investigation or remediation, or that if such circumstances exist, taking such remedial actions is reasonably likely to produce a greater recovery on a present value basis than not taking such actions. See "Description of the Agreements--Collection and Other Servicing Procedures--Special Servicer", "Risk Factors--Environmental Risks" and "Certain Legal Aspects of Mortgage Loans--Environmental Legislation" in the Prospectus.

Risks Associated with Litigation

     There may be legal proceedings pending and, from time to time, threatened against the Mortgagors and the managers of the Mortgaged Properties and their respective affiliates arising out of the ordinary business of the Mortgagor, the managers and such affiliates. There can be no assurance that such litigation may not have a material adverse effect on payments to Bondholders.

Risks Associated with Other Financings

     Each Mortgagor is restricted from incurring any indebtedness secured by the related Mortgaged Property other than the related Mortgage Loan without the consent of the mortgagee. _________ Mortgage Loans representing approximately _____% of the Mortgage Pool by aggregate principal balance as of the Cut-off Date were made to single-purpose entities, which are restricted from incurring any indebtedness other than the Mortgage Loan, normal trade accounts payable and certain purchase financing debt. The remaining Mortgage Loans were not made to single purpose entities. _____ Mortgage Loans representing approximately _____% of the Mortgage Pool by aggregate principal balance as of the Cut-off Date have unsecured subordinate debt that is subject, in each case, to subordination and standstill agreements limiting in varying degrees the rights of the holder of such additional indebtedness including limitations on its right to commence any enforcement or foreclosure proceeding.

     In cases where one or more junior liens are imposed on a Mortgaged Property or the Mortgagor incurs other indebtedness, the Issuer is subjected to additional risks, including, without limitation, the risks that the Mortgagor may have greater incentives to repay the junior or unsecured indebtedness first and that it may be more difficult for the Mortgagor to refinance the Mortgage Loan or to sell the Mortgaged Property for purposes of making the Balloon Payment upon the maturity of the Mortgage Loan.

[Risks Associated with Ground Leases and Other Leasehold Interests

     _____ Mortgage Loans representing _____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are secured in part by a leasehold interest in one Mortgaged Property. Pursuant to Section 365(h) of the Bankruptcy Code, ground lessees are currently afforded rights not to treat a ground lease as terminated and to remain in possession of their leased premises upon the bankruptcy of their ground lessor and the rejection of the ground lease by the representative of such ground lessor's bankruptcy estate. The leasehold mortgages provide that the Mortgagor may not elect to treat the ground lease as terminated on account of any such bankruptcy of, and rejection by, the ground lessor without the consent of the Servicer. In the event of a bankruptcy of a ground lessee/borrower, the ground lessee/borrower under the protection of the Bankruptcy Code has the right to assume (continue) or reject (terminate) any or all of its ground leases. In the event of concurrent bankruptcy proceedings involving the ground lessor and the ground lessee/Mortgagor, the Trustee may be unable to enforce the bankrupt ground lessee/Mortgagor's obligation to refuse to treat a ground lease rejected by a bankrupt ground lessor as terminated. In such circumstances, a ground lease could be terminated notwithstanding lender protection provisions contained therein or in the mortgage.]

Attornment Considerations

     Some of the tenant leases, including the anchor tenant leases, contain certain provisions that require the tenant to attorn to (that is, recognize as landlord under the lease) a successor owner of the property following foreclosure. Some of the leases, including the anchor tenant leases, may be either subordinate to the liens created by the Mortgage Loans or else contain a provision that requires the tenant to subordinate the lease if the mortgagee agrees to enter into a non-disturbance agreement. In some states, if tenant leases are subordinate to the liens created by the Mortgage Loans and such leases do not contain attornment provisions, such leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure. Accordingly, in the case of the foreclosure of a Mortgaged Property located in such a state and leased to one or more desirable tenants under leases that do not contain attornment provisions, such Mortgaged Property could experience a further decline in value if such tenants' leases were terminated (e.g., if such tenants were paying above-market rents). If a Mortgage is subordinate to a lease, the lender will not (unless it has otherwise agreed with the tenant) possess the right to dispossess the tenant upon foreclosure of the property, and if the lease contains provisions inconsistent with the Mortgage (e.g., provisions relating to application of insurance proceeds or condemnation awards), the provisions of the lease will take precedence over the provisions of the Mortgage.

Limited Rights for Breaches of Representations and Warranties

     In the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller will make certain representations and warranties that are described under "Description of the Mortgage Pool--Representations and Warranties; Repurchases" herein. Upon the occurrence of a breach of such representations and warranties that materially and adversely affects the value of any Mortgage Loan or the interests of the Bondholders therein, the Mortgage Loan Seller will be obligated under the Mortgage Loan Purchase Agreement to repurchase such Mortgage Loan at the Purchase Price therefor. The obligations of the Mortgage Loan Seller to make such payments will be the exclusive remedies of the Trustee and the Bondholders for any breach of a representation and warranty made by the Mortgage Loan Seller and, in particular, the Trustee and the Bondholders will not have any remedies against the Depositor or its affiliates. There can be no assurance that in the future the Mortgage Loan Seller will have sufficient net worth to perform its obligations under the Mortgage Loan Purchase Agreement. Neither the Depositor nor any of its respective subsidiaries, shareholders, partners or other affiliates will have any obligation to provide a remedy for any breach of the Mortgage Loan Seller's representations and warranties.

[Liquor License Considerations

     _____ Mortgage Loans representing _____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date are secured by hotel properties. The liquor licenses for some of such properties may be held by the property manager rather than by the related Mortgagor. The applicable laws and regulations relating to such licenses generally prohibit the transfer of such licenses to any person. In the event of a foreclosure of a hotel property it is unlikely that the Trustee (or Special Servicer) or purchaser in any such sale would be entitled to the rights under the liquor license for such hotel property and such party would be required to apply in its own right for such license.]

Conflicts Between the Special Servicer and the Depositor

     The Issuer has been advised by the Special Servicer that it intends to continue to service and actively manage mortgage loans for affiliates of the Issuer and third parties, including portfolios of assets similar to the Mortgage Loans, in the ordinary course of its business. During the course of its business activities, the Special Servicer may service properties and mortgage loans which are in the same markets or have common owners, obligors, participants, property managers and/or guarantors as certain of the Mortgage Loans. Certain personnel of the Special Servicer may perform services with respect to the Mortgage Loans at the same time as they or other personnel of the Special Servicer are performing services with respect to assets owned by affiliates of the Special Servicer or other third parties in the same markets as the Mortgaged Properties. In such a case, the interests of the Special Servicer and its other clients may differ from and compete with the interests of the Issuer and such activities may adversely affect the amount and timing of collections on or liquidations of the Mortgage Loans. Moreover, since much of the Special Servicer's compensation is payable in the form of a Special Servicing Fee, the Special Servicer may determine to take action, such as accelerating the disposition of certain Mortgage Loans and delaying the disposition of others, which may have the effect of increasing the Special Servicing Fee payable to the Special Servicer while reducing the total amounts to be received with respect to the Mortgage Loans.

Limited Liquidity

     There is currently no secondary market for the Offered Bonds. The Underwriter has indicated its intention to make a secondary market in the Offered Bonds, but it is not obligated to do so. There can be no assurance that a secondary market for the Offered Bonds will develop or, if one does develop, that it will provide holders of Offered Bonds with liquidity of investment or that it will continue for the life of the Offered Bonds. The Offered Bonds will not be listed on any securities exchange. See "Risk Factors--Limited Liquidity For Bonds" in the Prospectus.

Limited Assets for Payment of Offered Bonds

     The Offered Bonds will not be guaranteed or insured by the Depositor, the Issuer or any of its affiliates, by the United States or any governmental agency or instrumentality, or by any other person. The Offered Bondholders will have no recourse to the Issuer in the event of a default on the Offered Bonds, and each Offered Bondholder will be deemed to have agreed by the acceptance of its Offered Bond not to file a bankruptcy petition or commence similar proceedings in respect of the Issuer. Accordingly, if the Collateral is insufficient to provide payments on the Offered Bonds, no other assets will be available for payment of the deficiency. Additionally, certain amounts on deposit from time to time in the Collection Account may be withdrawn under certain conditions, as described herein and the Prospectus, for purposes other than the payment of principal of or interest on the Bonds. To the extent that Realized Losses and Net Aggregate Prepayment Interest Shortfalls exceed the sum of the initial Overcollateralization Amount and the aggregate Bond Principal Amount of the Private Bonds, it is unlikely the amounts received on the remaining Mortgage Loans will be sufficient to make full and timely payment on the Offered Bonds. [Furthermore, notwithstanding the Mortgage Rates on the Mortgage Loans, the Bond Interest Rate on each Class of Offered Bonds is a fixed rate set forth in the table on the cover page hereof. In certain limited circumstances, the Mortgage Rate on one or more of the Mortgage Loans may be less than the Bond Interest Rate on one or more Classes of the Offered Bonds. However, holders of the Offered Bonds would not receive the full Bond Principal Amount of their Bonds, together with Accrued Bond Interest thereon, generally only if (i) the aggregate Stated Principal Balance of the Mortgage Pool is less than the aggregate Bond Principal Amount of the Offered Bonds and/or (ii) the aggregate interest collected in respect of the Mortgage Loans (net of certain fees and expenses payable therefrom under the Indenture and the Servicing Agreement) is less than the aggregate interest payable on the Offered Bonds.] See "Description of the Bonds--Subordination" herein and "Description of the Agreements--Accounts" in the Prospectus.

Limited Issuer Events of Default

     With certain exceptions described herein and in the Prospectus, the Bondholders will have no independent ability to declare a default (an "Issuer Event of Default") unless the Issuer shall fail to pay the Bonds in full by their Stated Maturity, which with respect to each Class of Offered Bonds is the Payment Date in ___________. Interest will be payable on the respective Classes of Bonds on each Payment Date only to the extent that there are funds available for such purpose in the Collection Account. The Issuer's failure to pay interest on the Bonds on a current basis will not constitute an Issuer Event of Default. In addition, it will not be an Issuer Event of Default if the Stated Principal Balance of the Mortgage Pool declines below the aggregate Bond Principal Amount of the Bonds or of any particular Class or Classes thereof. See "Description of the Agreements--Certain Terms of the Indenture--Issuer Events of Default" and "--Control By Bondholders" in the Prospectus. [Following an Issuer Event of Default, the Trustee may (and, at the direction of the holders of Bonds representing more than 50% of the aggregate Bond Principal Amount of each Class of Bonds, the Trustee shall) declare all the Bonds to be due and payable. In connection with any such declaration of acceleration, the Trustee may, as described in the Prospectus, liquidate the Collateral generally only with the consent or at the direction of the holders of Bonds representing an even greater percentage of the aggregate Bond Principal Amount of each Class of Bonds. Such declaration of acceleration and its consequences may be rescinded and annulled under certain circumstances by the holders of Bonds representing more than 50% of the aggregate Bond Principal Amount of each Class of Bonds. For purposes of the foregoing, Bonds held by the Issuer, the Depositor or any affiliate thereof will be deemed not to be outstanding. See "Description of the Agreements--Certain Terms of the Indenture--Issuer Events of Default" in the Prospectus.

     The market value of the Mortgage Loans will fluctuate as general interest rates fluctuate, among other things. Following an Issuer Event of Default, there is no assurance that the market value of the Mortgage Loans will be equal to or greater than the unpaid principal and accrued interest due on the Bonds, together with any other expenses or liabilities payable from the sales proceeds. Certain Classes of Bondholders may have a disincentive to authorize the sale of Bonds following an Issuer Event of Default because the net proceeds of such sale may be insufficient to pay in full the principal of and interest on their Bonds.

     The inability of a particular Class of Bondholders independently to force the sale of the Mortgage Loans even though an Issuer Event of Default has occurred, and the inability of Bondholders to generally force a sale of the Mortgage Loans regardless of a substantial decline in the aggregate Stated Principal Balance of the Mortgage Pool and notwithstanding that interest may not have been timely paid on a Class of Bonds, may adversely affect the holders of one or more Classes of Offered Bonds.]

Risks Relating to Lack of Bondholder Control Over Trust Estate

     Bondholders generally do not have a right to vote, except in connection with Issuer Events of Default, Servicing Events of Default (each as defined in the Prospectus) and certain amendments to the Indenture and the Servicing Agreement. Furthermore, Bondholders will generally not have the right to make decisions with respect to the administration of the Mortgage Loans. Such decisions are generally made, subject to the express terms of the Indenture and the Servicing Agreement, by the Master Servicer, the Special Servicer or the Trustee, as applicable. Any decision made by one of those parties in respect of the Mortgage Loans, even if made in the best interests of the Bondholders (as determined by such party in its good faith and reasonable judgment), may be contrary to the decision that would have been made by the holders of any particular Class of Offered Bonds and may negatively affect the interests of such holders.

                        DESCRIPTION OF THE MORTGAGE POOL

General

     The Collateral to be pledged to the Trustee will consist primarily of a pool of [fixed rate] Mortgage Loans with an aggregate principal balance as of the Cut-off Date, after deducting payments of principal due on such date, of
approximately $          .  Each Mortgage Loan is evidenced by a promissory note
(a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") creating a first lien on a fee simple or leasehold interest in a [multifamily property] [office buildings] [retail stores and establishments] [hotels or motels] [nursing homes] [assisted living facilities] [continuum care facilities] [day care centers] [schools] [hospitals or other healthcare related facilities] [industrial properties] [warehouse facilities] [mini-warehouse facilities] [self-storage facilities] [distribution centers] [transportation centers] [parking facilities] [entertainment and/or recreation facilities] [mobile home parks] [mixed use (including mixed commercial uses and mixed commercial and residential uses)] and/or [unimproved land] (a "Mortgaged Property"). All of the Mortgage Loans are nonrecourse loans. Therefore, in the event of a Mortgagor default, recourse may be had only against the specific property and such limited other assets as have been pledged to secure a Mortgage Loan, and not against the Mortgagor's other assets. Except as otherwise indicated all percentages of the Mortgage Loans described herein are approximate percentages by aggregate principal balance as of the Cut-off Date.

     Of the Mortgage Loans to be included as part of the Collateral, _____% were originated by ________________________________________, a __________
corporation;  _____%  by  ________________________________________,  a  ________
corporation;    _____%    by    __________________________________________,    a
____________________________; _____% by ________________________________________
a ________ corporation; _____% by  ____________________________________________,
a          ____________________________;          and          _____%         by
_____________________________________,   a   ____________________________.   The
originators of the Mortgage Loans are referred to herein as the "Originators".

     The Mortgage Loans not originated by the Mortgage Loan Seller were originated for sale to the Mortgage Loan Seller. All the Mortgage Loans were underwritten generally in conformity with certain guidelines provided by the Seller. See "--Underwriting Guidelines" below. Except for the Mortgage Loans originated by it, the Mortgage Loan Seller purchased the Mortgage Loans to be included in the Mortgage Pool prior to the Closing Date from each Originator pursuant to a mortgage loan purchase agreement (the "Mortgage Loan Purchase Agreement"). On or prior to the Closing Date, the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement dated as of ________, 199__ (the "Mortgage Loan Purchase Agreement"), between the Depositor and the Mortgage Loan Seller, and the Depositor will thereupon assign its interests in the Mortgage Loans, without recourse, to the Issuer. The Issuer will pledge the Mortgage Loans and the other assets in the Trust Estate to secure the Bonds. See "Pledge of Mortgage Loans" in the Prospectus.

Representations and Warranties; Repurchases

     [Under each Mortgage Loan Purchase Agreement, _______________, as seller of the Mortgage Loans, will make certain representations, warranties and covenants. Pursuant to the terms of each Mortgage Loan Purchase Agreement, the [Originator] [Mortgage Loan Seller] will be obligated to repurchase any Mortgage Loans as to which there exists deficient documentation or an uncured material breach of any such representation, warranty or covenant.] [In connection with the transfer of the Mortgage Loans to the Depositor, the Originator's representations, warranties and covenants shall be assigned to the Depositor, and from the Depositor to the Issuer, along with the related remedies in the event of a breach thereof. Neither the Depositor nor the Issuer will make any representations or warranties with respect to the Mortgage Loans nor will they have any obligation to repurchase for Mortgage Loans with deficient documentation or which are otherwise defective.] [_____________, as seller of the Mortgage Loans, is selling such Mortgage Loans without recourse and, accordingly, in such capacity, will have no obligations with respect to the Bonds other than pursuant to such representations, warranties, covenants and repurchase obligations.] See "Description of the Agreements--Representations and Warranties; Repurchases and Other Remedies" in the Prospectus.

     [In general, [each Originator] will represent and warrant as of the date of origination, among other things, that: [(i) such Mortgage Loan is not one month or more delinquent in payment of principal and interest and has not been so delinquent more than once in a twelve-month period prior to the Closing Date and there is no payment default and no other material default under the Mortgage Loan; (ii) such Mortgage Loan is secured by a Mortgage that is a valid and subsisting first priority lien on the Mortgaged Property (or a leasehold interest therein) free and clear of any liens, claims or encumbrances, subject only to certain permitted encumbrances; (iii) such Mortgage, together with any separate security agreements, establishes a first priority security interest in favor of the Mortgage Loan Seller in all the related Mortgagor's personal property used in, and reasonably necessary to operate the Mortgaged Property, and to the extent a security interest may be created therein, the proceeds arising from the Mortgaged Property and any other collateral securing such Mortgage subject only to certain permitted encumbrances; (iv) there is an assignment of leases and rents provision creating a first priority security interest in leases and rents arising in respect of the related Mortgaged Property, subject only to certain permitted encumbrances; (v) there are no mechanics' or other similar liens affecting the Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those insured against pursuant to the applicable title insurance policy; (vi) the related Mortgagor has good and indefeasible title in fee simple or leasehold interest to, and no person has any outstanding exercisable rights of record with respect to the purchase or sale of all or a portion of, the related Mortgaged Property, except for rights of first refusal and purchase options; (vii) the Mortgaged Property is covered by a title insurance policy insuring that the Mortgage is a valid first lien, subject only to certain permitted encumbrances; (viii) no claims have been made under the related title insurance policy and such policy is in full force and effect and will provide that the insured includes the owner of the Mortgage Loan; (ix) at the time of the assignment of such Mortgage Loan to the Depositor, the Mortgage Loan Seller had good title to and was the sole owner of such Mortgage Loan free and clear of any pledge, lien or encumbrance and such assignment validly transfers ownership of such Mortgage Loan to the Depositor free and clear of any pledge, lien or encumbrance; (x) the related assignment of mortgage and related assignment of the assignment of rents and leases is legal, valid and binding and has been recorded or submitted for recording in the applicable jurisdiction; (xi) the Mortgage Loan Seller's endorsement of the related Mortgage Note constitutes the legal and binding assignment of such Mortgage Note and together with an assignment of mortgage and the assignment of the assignment of leases and rents, legally and validly conveys all right, title and interest in such Mortgage Loan and related Mortgage Loan documents; (xii) each Mortgage Loan document is a legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable state law and by bankruptcy, insolvency, reorganization or other laws relating to creditors' rights and general equitable principles and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part, but the inclusion of such provisions does not render the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby; (xiii) the Mortgage Loan Seller has not modified the terms of such related Mortgage Loan and related Mortgage Loan documents have not been modified or waived in any material respect except as set forth in the Mortgage Loan Sale Agreement; (xiv) such Mortgage Loan has not been satisfied, canceled, subordinated, released or rescinded and the related Mortgagor has not been released from its obligations under any Mortgage Loan document; (xv) none of the Mortgage Loan documents is subject to any right of rescission, set-off, valid counterclaim or defense; (xvi) each Mortgage Loan document complied in all material respects with all material applicable state or federal laws including usury; (xvii) the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with applicable law; (xviii) the related Mortgaged Property is in good repair and no condemnation proceedings are pending; (xix) the environmental site assessment prepared in connection with the origination thereof reveals no known circumstances or conditions with respect to the Mortgaged Property that would constitute or result in a material violation of any environmental laws, require any expenditure material in relation to the principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any environmental laws or require substantial cleanup or remedial action or any other extraordinary action in excess of the amount escrowed for such purposes;
(xx) the Mortgaged Property is covered by insurance policies providing coverage against certain losses or damage; (xxi) all amounts required to be deposited by the borrower at origination have been deposited; (xxii) to the Mortgage Loan Seller's knowledge, all significant leases are in full force and effect, and there has been no material default by the related Mortgagor or lessee; and (xxiii) to the Mortgage Loan Seller's knowledge, there are no pending or threatened actions, suits or proceedings by or before any court or other governmental authority against or affecting the related Mortgagor under such Mortgage Loan or the Mortgaged Property which, if determined against such Mortgagor or property would materially and adversely affect the value of such property or ability of the Mortgagor to pay principal, interest and other amounts due under such Mortgage Loan.]

[Convertible Mortgage Loans

     ____% of the Mortgage Loans ("Convertible Mortgage Loans") provide that, at the option of the related Mortgagors, the adjustable interest rate on such Mortgage Loans may be converted to a fixed interest rate. The first month in which any of the Mortgage Loans may convert is ____________, and the last month in which any of the Mortgage Loans may convert is _____________. Upon conversion, the Mortgage Rate will be converted to a fixed interest rate determined in accordance with the formula set forth in the related Mortgage Note which formula is intended to result in a Mortgage Rate which is not less than the then current market interest rate (subject to applicable usury laws). After such conversion, the monthly payments of principal and interest will be adjusted to provide for full amortization over the remaining term to scheduled maturity. Upon notification from a Mortgagor of such Mortgagor's intent to convert from an adjustable interest rate to a fixed interest rate and prior to the conversion of any such Mortgage Loan (a "Converting Mortgage Loan"), the related Warrantying Party will be obligated to purchase the Converting Mortgage Loan at a price equal to the outstanding principal balance thereof plus accrued interest thereon net of any subservicing fees (the "Conversion Price"). In the event of a failure by a Warrantying Party to purchase a converting Mortgage Loan, the Master Servicer is required to use its best efforts to purchase such Mortgage Loan following its conversion (a "Converted Mortgage Loan") during the one-month period following the date of conversion at the Conversion Price.

     In the event that the related Warrantying Party fails to purchase a Converting Mortgage Loan and the Master Servicer does not purchase a Converted Mortgage Loan, neither the Depositor nor any of its affiliates nor any other entity is obligated to purchase or arrange for the purchase of any Converted Mortgage Loan. Any such Converted Mortgage Loan will remain in the Mortgage Pool as a fixed-rate Mortgage Loan and will result in the Mortgage Pool's having both fixed rate and floating rate Mortgage Loans. See "Yield and Maturity Considerations" herein.

     Following the purchase of any Converted Mortgage Loan as described above, the purchaser will be entitled to receive an assignment from the Trustee of such Mortgage Loan and the purchaser will thereafter own such Mortgage Loan free of any further obligation to the Trustee or the Bondholders with respect thereto.]

[Hybrid Rate Mortgage Loans

     __% of the Mortgage Loans are partially fixed-partially floating rate Mortgage Loans (the "Hybrid Rate Mortgage Loans").]

[The [Index] [Indices]

     As of any Payment Adjustment Date, the [Index] [Indices] applicable to the determination of the related Mortgage Rate will be a per annum rate equal to ______________, as most recently available as of the date ____ days prior to the Payment Adjustment Date (the "Index"). Such average yields reflect the yields for the week prior to that week in which the information is reported. In the event that [the Index] [any related Index] is no longer available, an index reasonably acceptable to the Trustee that is based on comparable information will be selected by the Master Servicer.

     The Index is currently calculated based on information reported in ___________. Listed below are the weekly average yields on actively traded
______________ as reported in ____________ on the date that would have been applicable to mortgage loans having the following adjustment dates for the indicated years. Such average yields may fluctuate significantly from week to week as well as over longer periods and may not increase or decrease in a constant pattern from period to period. The following does not purport to be representative of future average yields. No assurance can be given as to the average yields on such _______________ on any Payment Adjustment Date or during the life of any Mortgage Loan.]

                                 [name of Index]

Adjustment Date        199      199      199      200      200      200      200
---------------        ----     ----     ----     ----     ----     ----     ---

January [  ]....
February [  ]...
March [  ]......
April [  ]......
May [  ]........
June [  ].......
July [  ].......
August [  ].....
September [  ]..
October [  ]....
November [  ]...
December [  ]...

Certain Characteristics of the Mortgage Loans

     All of the Mortgage Loans have Due Dates that occur on the first day of each month. All of the Mortgage Loans are secured by first liens on fee simple or leasehold interests in the related Mortgaged Properties. As of the Cut-off Date, the Mortgage Loans had characteristics set forth below. The totals in the following tables may not add due to rounding.

                 Mortgage Interest Rates as of the Cut-off Date

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
                     Mortgage    Mortgage       as of the          as of the
 Mortgage Rates        Loans      Loans        Cut-off Date      Cut-off Date
 --------------      ---------  ----------  -----------------  -----------------
7.2501%--7.5000%...                      %  $                                  %
7.7501%--8.0000%...
8.0001%--8.2500%...
8.2501%--8.5000%...
8.5001%--8.7500%...
8.7501%--9.0000%...
9.0001%--9.2500%...
9.2501%--9.5000%...
9.5001%--9.7500%...
9.7501%-10.0000%...
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Mortgage Interest Rate: ____%

     Interest with respect to the Mortgage Loans is computed on the basis of a 360-day year consisting of twelve 30-day months.

                    Principal Balances as of the Cut-off Date

                                                                  Percent by
   Principal                    Percent by      Aggregate          Aggregate
    Balances         Number of  Number of   Principal Balance  Principal Balance
   as of the         Mortgage    Mortgage       as of the          as of the
  Cut-off Date         Loans      Loans        Cut-off Date      Cut-off Date
  ------------       ---------  ----------  -----------------  -----------------
Under $............                      %  $                                  %
$..................
$..................
$..................
$..................
$..................
$..................
$..................
$..................
$..................
$..................
$..................
$..................
$..................
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Average Principal Balance as of the Cut-off Date:  $___

                       Original Term to Maturity in Months

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
 Original Term       Mortgage    Mortgage       as of the          as of the
   in Months           Loans      Loans        Cut-off Date      Cut-off Date
 -------------       ---------  ----------  -----------------  -----------------
 ...................                      %  $                                  %
 ...................
 ...................
 ...................
 ...................
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Original Term to Maturity in Months: ___

                      Remaining Term to Maturity in Months

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
 Remaining Term      Mortgage    Mortgage       as of the          as of the
   in Months           Loans      Loans        Cut-off Date      Cut-off Date
 --------------      ---------  ----------  -----------------  -----------------
 ...................                      %  $                                  %
 ...................
 ...................
 ...................
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Remaining Term to Maturity in Months: ___

                          Month and Year of Origination

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
                     Mortgage    Mortgage       as of the          as of the
   Month/Year          Loans      Loans        Cut-off Date      Cut-off Date
   ----------        ---------  ----------  -----------------  -----------------
 ...................                      %  $                                  %
 ...................
 ...................
 ...................
 ...................
 ...................
 ...................
 ...................
 ...................
 ...................
 ...................
 ...................
 ...................
 ...................
 ...................
 ...................
 ...................
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

                           Year of Scheduled Maturity

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
                     Mortgage    Mortgage       as of the          as of the
      Year             Loans      Loans        Cut-off Date      Cut-off Date
      ----           ---------  ----------  -----------------  -----------------
                                         %  $                                  %










_____________ of the Mortgage Loans, representing _____% of the Mortgage Loans, as a percentage of the aggregate Principal Balance as of the Cut-off Date, are Balloon Mortgage Loans.

                             Balloon Mortgage Loans
                       Original Term to Maturity in Months

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
 Original Term       Mortgage    Mortgage       as of the          as of the
   in Months           Loans      Loans        Cut-off Date      Cut-off Date
 -------------       ---------  ----------  -----------------  -----------------
 ...................                      %  $                                  %
 ...................
 ...................
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Original Term to Maturity in Months:  _____

                             Balloon Mortgage Loans
                      Remaining Term to Maturity in Months

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
 Remaining Term      Mortgage    Mortgage       as of the          as of the
   in Months           Loans      Loans        Cut-off Date      Cut-off Date
 --------------      ---------  ----------  -----------------  -----------------
 ...................                      %  $                                  %
 ...................
 ...................
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Remaining Term to Maturity in Months: ___

     The following table sets forth the range of remaining amortization terms of each Balloon Mortgage Loan. The remaining amortization term of a Balloon Mortgage Loan represents the number of months required to fully amortize the Cut-off Balance of each Balloon Mortgage Loan.

                             Balloon Mortgage Loans
                           Remaining Amortization Term

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
    Remaining        Number of  Number of   Principal Balance  Principal Balance
Amortization Term    Mortgage    Mortgage       as of the          as of the
    in Months          Loans      Loans        Cut-off Date      Cut-off Date
-----------------    ---------  ----------  -----------------  -----------------
 ...................                      %  $                                  %
 ...................
 ...................
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Remaining Amortization Term in Months:  _____

     The following two tables set forth the range of Cut-off Date LTV Ratios and Maturity Date LTV Ratios of the Mortgage Loans. A "Cut-off Date LTV Ratio" is a fraction, expressed as a percentage, the numerator of which is the Cut-off Date Balance of a Mortgage Loan, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. A "Maturity Date LTV Ratio" is a fraction, expressed as a percentage, the numerator of which is the principal balance of a Mortgage Loan on the related Maturity Date assuming all scheduled payments due prior thereto are made and there are no principal prepayments, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. Because the value of Mortgaged Properties at the Maturity Date may be different than such appraisal value, there can be no assurance that the loan-to-value ratio for any Mortgage Loan determined at any time following origination thereof will be lower than the Cut-off Date LTV Ratio or Maturity Date LTV Ratio, notwithstanding any positive amortization of such Mortgage Loan. It is also possible that the market value of a Mortgaged Property securing a Mortgage Loan may decline between the origination thereof and the related Maturity Date.

     An  appraisal  of each of the  Mortgaged  Properties  was made  between and
          . It is possible that the market value of a Mortgaged Property securing a Mortgage Loan has declined since the most recent appraisal for such Mortgaged Property. All appraisals were obtained by the related Originator in accordance with the requirements of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended ("FIRREA").

                             Cut-off Date LTV Ratios

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
 Cut-off Date        Mortgage    Mortgage       as of the          as of the
  LTV Ratios           Loans      Loans        Cut-off Date      Cut-off Date
 ------------        ---------  ----------  -----------------  -----------------
50% or less........                      %  $                                  %
50.01%-55.00%......
55.01%-60.00%......
60.01%-65.00%......
65.01%-70.00%......
70.01%-75.00%......
75.01%-80.00%......
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Cut-off Date LTV Ratio:  _____%

                              Balloon Mortgage Loan
                            Maturity Date LTV Ratios

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
 Maturity Date       Mortgage    Mortgage       as of the          as of the
  LTV Ratios           Loans      Loans        Cut-off Date      Cut-off Date
 -------------       ---------  ----------  -----------------  -----------------
50% or less........                      %  $                                  %
50.01%-55.00%......
55.01%-60.00%......
60.01%-65.00%......
65.01%-70.00%......
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Maturity Date LTV Ratio:  ___%

     The following table sets forth the range of partial year 199_ Debt Service Coverage Ratios for the Mortgage Loans. The "Debt Service Coverage Ratio" or "DSCR" for any Mortgage Loan for any period is the ratio of Net Operating Income produced by the related Mortgaged Property for such period covered by the operating statement for such period to the amounts of principal and interest due under such Mortgage Loan for the same period. The DSCRs for 199_ are for periods that range from ____ to ____ months. The DSCRs for 199_ and 199_ for each Mortgage Loan are set forth in Annex A hereto. The DSCRs for 199_ and 199_ are for the entire fiscal year, except for the 199_ DSCRs for ___ Mortgage Loans which are partial year DSCRs. Generally, "Net Operating Income" for a Mortgaged Property equals the operating revenues for such Mortgaged Property minus its operating expenses and replacement reserves, but without giving effect to debt service, depreciation, non-recurring capital expenditures, tenant improvements, leasing commissions and similar items. The operating statements for the Mortgaged Properties used in preparing the following table were obtained from the respective Mortgagors. The information contained therein has not been audited, and the Depositor has made no attempt to verify its accuracy. The information derived from these sources was not uniform among the Mortgage Loans. In addition, partial year operations may not necessarily be representative of full year operating results. In some instances, adjustments were made to such operating statements principally for real estate tax and insurance expenses resulting in increases or decreases in net operating income stated therein based upon the Depositor's evaluation that more appropriate information was available. In addition, obvious capital expenditures were eliminated and replacement reserve estimates were incorporated for each property based on the Mortgage Loan Seller's standard underwriting ranges considering property age and improvements. The following ranges were utilized (by property type) in estimating the replacement reserve: office, $____ to $____ per net rentable square foot; multifamily, $____ to $___ per unit; retail, $____ to $____ per net rentable square foot; industrial, $____ to $____ per net rentable square foot; hotel, ____% to ____% of gross income; self-storage, $____ to $____ per net rentable square foot; nursing home, $____ to $____ per bed; cooperative/vacation homes, $____ per unit; and mobile home park, $____ per home/pad.

                [Partial Year] 199_ Debt Service Coverage Ratios

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
  Debt Service       Mortgage    Mortgage       as of the          as of the
 Coverage Ratio        Loans      Loans        Cut-off Date      Cut-off Date
 --------------      ---------  ----------  -----------------  -----------------
1.0000x or less....                      %  $                                  %
1.0001x--1.2000x...
1.2001x--1.4000x...
1.4001x--1.6000x...
1.6001x--1.8000x...
1.8001x--2.0000x...
2.0001x--2.2000x...
2.2001x--2.4000x...
over 2.4001........
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Debt Service Coverage Ratio:  ___x

     There are ___ Mortgage Loans with a [partial year] 199_ DSCR below 1.00x.

     The Mortgage Loans are secured by Mortgaged Properties located in ____ different states. The table below sets forth the states in which the Mortgaged Properties are located:

Geographic Distribution

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
                     Mortgage    Mortgage       as of the          as of the
    State              Loans      Loans        Cut-off Date      Cut-off Date
    -----            ---------  ----------  -----------------  -----------------
California.........                      %  $                                  %
Texas..............
New York...........
Florida............
Georgia............
Arizona............
Pennsylvania.......
Illinois...........
Colorado...........
Michigan...........
Massachusetts......
New Jersey.........
North Carolina.....
Kentucky...........
Minnesota..........
Maryland...........
Nevada.............
Wisconsin..........
Oklahoma...........
Virginia...........
Louisiana..........
South Dakota.......
Tennessee..........
South Carolina.....
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

                                 Property Types

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
                     Mortgage    Mortgage       as of the          as of the
      Type             Loans      Loans        Cut-off Date      Cut-off Date
      ----           ---------  ----------  -----------------  -----------------
Multifamily........                      %  $                                  %
Retail--
  with anchor
  tenant (1).......
Retail--
  without anchor
  tenant (1).......
Hotel..............
Nursing Home.......
Office.............
Self Storage.......
Industrial.........
Mobile Home Park...
Cooperative/
  Vacation Homes...
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

(1) For purposes of this table, the properties with an anchor tenant are as designated in Annex A. The anchor tenant, if any, is set forth in Annex A.

               Years Since the Mortgaged Properties Were Built (1)

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
Property Age         Mortgage    Mortgage       as of the          as of the
 in Years              Loans      Loans        Cut-off Date      Cut-off Date
------------         ---------  ----------  -----------------  -----------------
  6 or less........                      %  $                                  %
  7-11.............
 12-16.............
 17-21.............
 22-26.............
 27-31.............
 Over 31...........
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Property Age in Years: ___%

(1) See Annex A for the date on which the Mortgaged Property most recently underwent some degree of capital improvements.

                       Physical Occupancy Percentages (1)
          Multifamily, Mobile Home Park and Cooperative/Vacation Homes

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
  Occupancy          Mortgage    Mortgage       as of the          as of the
 Percentages           Loans      Loans        Cut-off Date      Cut-off Date
 -----------         ---------  ----------  -----------------  -----------------
80.1%-- 85.0%......                      %  $                                  %
85.1%-- 90.0%......
90.1%-- 95.0%......
95.1%--100.0%......
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Occupancy Percentage:  ___%

(1) See Annex A for dates as of which occupancy percentages were calculated for each Mortgaged Property.

                       Physical Occupancy Percentages (1)
                                     Retail

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
  Occupancy          Mortgage    Mortgage       as of the          as of the
 Percentages           Loans      Loans        Cut-off Date      Cut-off Date
 -----------         ---------  ----------  -----------------  -----------------
70.1%-- 75.0%......                      %  $                                  %
80.1%-- 85.0%......
85.1%-- 90.0%......
90.1%-- 95.0%......
95.1%--100.0%......
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Occupancy Percentage:  ____%

(1) See Annex A for dates as of which occupancy percentages were calculated for each Mortgaged Property.

                    Physical Daily Occupancy Percentages (1)
                                      Hotel

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
  Occupancy          Mortgage    Mortgage       as of the          as of the
 Percentages           Loans      Loans        Cut-off Date      Cut-off Date
 -----------         ---------  ----------  -----------------  -----------------
60.1%--65.0%.......                      %  $                                  %
65.1%--70.0%.......
70.1%--75.0%.......
75.1%--80.0%.......
80.1%--85.0%.......
85.1%--90.0%.......
90.1%--95.0%.......
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Occupancy Percentage:  ____%

(1) See Annex A for the period over which occupancy percentages were calculated for each Mortgaged Property.

                       Physical Occupancy Percentages (1)
                                     Office

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
  Occupancy          Mortgage    Mortgage       as of the          as of the
 Percentages           Loans      Loans        Cut-off Date      Cut-off Date
 -----------         ---------  ----------  -----------------  -----------------
90.1%-- 95.0%......                      %  $                                  %
95.1%--100.0%......
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Occupancy Percentage:  ____%

(1) See Annex A for dates as of which occupancy percentages were calculated for each Mortgaged Property.

                         Physical Occupancy Percentages
                                      Other

                                                                  Percent by
                                Percent by      Aggregate          Aggregate
                     Number of  Number of   Principal Balance  Principal Balance
  Occupancy          Mortgage    Mortgage       as of the          as of the
 Percentages           Loans      Loans        Cut-off Date      Cut-off Date
 -----------         ---------  ----------  -----------------  -----------------
85.1%-- 90.0%......
90.1%-- 95.0%......
95.1%--100.0%......
                     ---------  ----------  -----------------  -----------------
Total..............                      %  $                                  %
                     =========  ==========  =================  =================

Weighted Average Occupancy Percentage:       %

(1) See Annex A for dates as of which occupancy percentages were calculated for each Mortgaged Property.

     With certain limited exceptions relating to casualty and condemnation proceeds, or other prepayments beyond the borrower's control, all of the Mortgage Loans prohibit the prepayment thereof until a date specified in the related Mortgage Note (such period, the "Lock-out Period" and the date of expiration thereof, the "Lock-out Date") and/or provide that upon any voluntary principal prepayment of a Mortgage Loan, the related Mortgagor will be required to pay a prepayment premium or yield maintenance penalty (a "Prepayment Premium"). The following table sets forth the percentage of the declining aggregate balance of all the Mortgage Loans that on February 1 of each of the years indicated will be within their related Lock-out Period and/or in which a principal prepayment must be accompanied by a Prepayment Premium.

                 Prepayment Lock-out/Prepayment Premium Analysis
          Percentage of Mortgage Loans by Outstanding Principal Balance
                as of the Date Indicated Assuming No Prepayments

                                      June    June    June    June    June    June    June    June    June    June
                           Current    1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
                           -------    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
Lock-out                        %         %       %       %       %       %       %       %       %       %       %
Prepayment Premium
Yield Maintenance (1)
7.00--7.99% (2).........
6.00--6.99% (2).........
5.00--5.99% (2).........
4.00--4.99% (2).........
3.00--3.99% (2).........
2.00--2.99% (2).........
1.00--1.99% (2).........
0.01--0.99% (2).........
No Prepayment Premium...
                           =======    ====    ====    ====    ====    ====    ====    ====    ====    ====    ====
Total...................
                           -------    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

(1) The Mortgage Loans generally require the payment of a Prepayment Premium in connection with any principal prepayment, in whole or in part. Any
     Prepayment Premium will equal the present value, as of the date of prepayment, of the remaining Monthly Payments from such date of prepayment through the related stated maturity (including the Balloon Payment), determined by discounting such payments at a U.S. Treasury rate specified therein, minus the then outstanding balance, subject to a minimum Prepayment Premium equal to __% of the principal balance of such Mortgage Loan being prepaid.

(2) Mortgage Loan requires a Prepayment Premium equal to indicated percentage of amount prepaid.

(3)  Millions of dollars.

Borrower Concentration

     [Description of Borrower Concentrations]

Related Borrowers

     [Description of Related Borrowers]

Escrows

     All of the Mortgage Loans provide for monthly escrows to cover property taxes on the Mortgaged Properties. Monthly escrows to cover insurance premiums on the Mortgaged Properties are also generally required.

     _______ of the Mortgage Loans, which represent _____% of the Mortgage Loans, also require monthly escrows to cover ongoing replacements and capital repairs.

     _______ of the Mortgage Loans, which represent _____% by principal balance of the Mortgage Loans secured by retail, industrial or office properties, also required upfront or monthly escrows for the full term or a portion of the term of the related Mortgage Loan to cover anticipated re-leasing costs, including tenant improvements and leasing commissions.

     See Annex A for additional information on the monthly escrows on the Mortgage Loans.

Underwriting Guidelines

     [________________________ (the "Originator") has represented to the Depositor that all of the Mortgage Loans were underwritten pursuant to its [Multifamily and Commercial Lending Program]. The Originator began originating mortgage loans in accordance with such standards in __________, 19__. Typically, the multifamily loans are 30 year term fully amortizing loans secured by ___ to ___ unit apartment buildings and the commercial loans are 30 year term fully amortizing loans secured by office buildings, shopping centers, mobile home parks, industrial properties and other approved property types. Mortgage loans underwritten pursuant to the [Multifamily and Commercial Lending Program] have maximum loan amounts and LTV's and minimum DSCR's which are determined from time to time by [the Loan Committee] of the Board of Directors of the Originator. Appraisals and field inspections (performed by outside and certified inspectors) and title insurance are required for each multifamily and commercial loan.

     Under the [Multifamily and Commercial Lending Program] standards presently in effect, the maximum loan amount is generally $__________, the maximum LTV is __% of the appraised value of the mortgaged property for multifamily loans and
__% for commercial loans, and the minimum DSCR is ___ to 1.00, based on the applicable level of the related index and the related Note Margin, for multifamily loans, ___ to 1.00, based on the applicable level of the related index and the related Note Margin for commercial loans. However, senior management may approve a higher loan amount, a lower DSCR or a higher LTV if it is determined that borrower has a strong financial position, good credit and good property management skills and/or pledges additional collateral. With respect to mortgage loans secured by seasoned multifamily properties, either __% of the living units (or the higher level necessary to cover debt service and pay all other expenses) must be occupied at rent levels that support the appraised value of the mortgaged property, or an appropriate holdback of loan proceeds must be established until the required occupancy level is met. For newly constructed properties, a lower occupancy level may be approved by [the Loan Committee].

     The Originator's underwriting standards under [the Multifamily and Commercial Lending Program] are primarily intended to assess the economics of the mortgaged property and the financial capabilities, credit standing and managerial ability of the borrower. In determining whether a loan should be made, the Originator considers, among other things, the creditworthiness of the mortgagor, the borrower's income, liquid assets and liabilities, the borrower's management experience, DSCRs, the borrower's overall financial position and the adequacy of such property as collateral for the mortgage loan. While the primary consideration in underwriting a mortgage loan is the property securing the mortgage loan, sufficient documentation on the borrower is required to establish the financial strength and ability of the borrower to successfully operate the property and meet its obligations under the note and deed of trust. The majority of the mortgage loans originated by the Originator provide for recourse against the related borrower.

     [The Multifamily and Commercial Lending Program] requires that the property and records regarding the property are inspected to determine the number of units that can be rebuilt under current zoning requirements, the number of buildings on the property, the type of construction materials used, the proximity of the property to natural hazards, flood zones and fire stations and whether there are any environmental factors and whether a tract map has been recorded. The property must front on publicly dedicated and maintained streets with provisions for adequate and safe ingress and egress. Properties that share ingress and egress through an easement or private road must have a recorded non-exclusive easement. Recreational facilities and amenities, if any, must be located on site and be under the exclusive control of the owner of the premises. If available, engineering reports concerning the condition of the major building components of the property are reviewed as is a ground lease analysis if the property is on leased ground. Also, the title is reviewed to determine if there are any covenants, conditions and restrictions, easements or reservations of mineral interests in the property. The properties are appraised by independent appraisers approved by the Originator.

     In addition to the considerations set forth above, with respect to Mortgage Loans secured by commercial properties, the Originator's lending policies typically require that the commercial usage is permitted under local zoning and use ordinances and the utilization of the commercial space is compatible with the property and neighborhood. If the commercial property is an office building, the office building must have an excellent occupancy history, must be located in a good office market area and in a conforming neighborhood, must have on-site parking and must be fire sprinkler equipped according to zoning codes. Industrial properties must be located in a conforming industrial marketplace and may not be used for the production, storage or treatment of toxic waste. Retail properties must be highly visible and located on a heavily traveled thoroughfare and typically have tenants on term leases. The Originator may not make a loan secured by a property that has any of the following characteristics: inadequate maintenance or repairs as determined by the Originator, the property is subject to covenants, conditions and restrictions unacceptable to the Originator, existence of or potential for hazardous geological conditions, the property is not to code or the cost of restoring the property to code is prohibitive or existence of or potential for contamination by hazardous toxic materials.

     The Originator analyzes the financial statements of the borrower to determine the borrower's equity position, particularly as it relates to real estate mortgage demands on equity. If the borrower's holdings are heavily encumbered so that the debt service requirements consume a high percentage of the rental income from the mortgaged property, or consist substantially of unimproved or underimproved properties having little or no gross income, the Originator analyzes whether the borrower will be able to meet all of the mortgaged property's loan obligations (expenses, debt service and equity return). In addition to DSCRs, the borrower's income and expense ratios are calculated.

     In addition to the income from the mortgaged property, the Originator also evaluates the borrower's income as a possible secondary source of repayment for the mortgage loan. In analyzing such income, the Originator considers, among other factors, employment or business history of the borrower and the stability and seasonality of the borrower's current employment or business. If the borrower derives income from rental property, the Originator evaluates the experience of the manager of the rental property, type of tenancy and the cash flow generated by the borrower's real estate portfolio. The Originator also reviews the borrower's credit history to determine the borrower's ability and willingness to repay debts. In general, the Originator will not make a mortgage loan to a borrower who has a history of slow payments or delinquencies, bankruptcies, collection actions, foreclosures or judgments against the borrower without adequate explanations and verifications.]

     The Mortgage Loans selected for inclusion in the Mortgage Pool from loans in the Depositor's portfolio were not so selected on any basis which would have a material adverse effect on the Bondholders.

Additional Information

     The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the time the Offered Bonds are issued, as adjusted for the scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the Offered Bonds, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Bonds, unless including such mortgage loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Bonds are issued, although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

     In the event the Mortgage Loans included in the Mortgage Pool vary in any material respect from the characteristics of the Mortgage Loans described herein, a Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Bonds and will be filed, together with the Indenture, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Bonds.

                         SERVICING OF THE MORTGAGE LOANS

[Description of Master Servicer and Special Servicer to be provided by Master Servicer]

Responsibilities of Master Servicer

     Under the Servicing Agreement, the Master Servicer is required to service and administer the Mortgage Loans solely on behalf of and in the best interests of and for the benefit of the Bondholders, in accordance with the terms of the Servicing Agreement and the Mortgage Loans and to the extent consistent with such terms, with the higher of (a) the standard of care, skill, prudence and diligence with which the Master Servicer services and administers mortgage loans that are held for other portfolios that are similar to the Mortgage Loans and
(b) the standard of care, skill, prudence and diligence with which the Master Servicer services and administers mortgage loans for its own portfolio and are similar to the Mortgage Loans, in either case, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers (with respect to the Master Servicer, the "Servicing Standard").

     The Master Servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining (or using its best efforts to cause the Mortgagor under each Mortgage Loan to maintain) hazard, business interruption and general liability insurance policies (and, if applicable, rental interruption policies) as described herein and filing and settling claims thereunder; maintaining escrow or impoundment accounts of Mortgagors for payment of taxes, insurance and other items required to be paid by any Mortgagor pursuant to the Mortgage Loan; processing assumptions or substitutions in those cases where the Master Servicer has determined not to enforce any applicable due-on-sale clause; demanding that the Mortgagor cure delinquencies; inspecting and managing Mortgaged Properties under certain circumstances; and maintaining records relating to the Mortgage Loans.

Responsibilities of Special Servicer

     The servicing responsibility on a particular Mortgage Loan will be transferred to the Special Servicer upon the occurrence of certain servicing transfer events (each, a "Servicing Transfer Event"), including the following:
(i) the Mortgage Loan becomes a "Defaulted Mortgage Loan" because it is more than 60 days delinquent in whole or in part in respect of any monthly payment or is delinquent in whole or in part in respect of the related Balloon Payment;
(ii) the related Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a period of 60 days; (iii) the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property; (iv) the related Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;
(v) any other default has occurred which has materially and adversely affected the value of the related Mortgaged Loan and has continued unremedied for the applicable grace period specified in the related mortgage; (vi) the related Mortgaged Property becomes an REO Property; or (vii) if for any reason, the Master Servicer cannot enter into an assumption agreement upon the transfer by the related Mortgagor of the mortgage. A Mortgage Loan serviced by the Special Servicer is referred to herein as a "Specially Serviced Mortgage Loan". The Special Servicer will collect certain payments on such Specially Serviced Mortgage Loans and make certain remittances to, and prepare certain reports for the Master Servicer with respect to such Mortgage Loans. The Master Servicer shall have no responsibility for the performance by the Special Servicer of its duties under the Servicing Agreement provided that the Master Servicer continues to perform certain servicing functions on such Specially Serviced Mortgage Loans and, based on the information provided to it by the Special Servicer, prepares certain reports to the Trustee with respect to such Specially Serviced Mortgage Loans. To the extent that any Mortgage Loan, in accordance with its original terms or as modified in accordance with the Servicing Agreement, becomes a performing Mortgage Loan for a least three consecutive months, the Special Servicer will return servicing of such Mortgage Loan to the Master Servicer.

     Under the Servicing Agreement the Special Servicer is required to service, administer and dispose of Specially Serviced Mortgage Loans solely in the best interests of and for the benefit of the Bondholders, in accordance with the Servicing Agreement and the Mortgage Loans and to the extent consistent with such terms, with the higher of (a) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of, distressed mortgage loans and related real property that are held for other portfolios that are similar to the Mortgage Loans, Mortgaged Property and REO Property and (b) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of distressed mortgage loans and related real property for its own portfolio and are similar to the Mortgage Loans, Mortgaged Property and REO Property, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers, so as to maximize the net present value of recoveries on the Mortgage Loans (with respect to the Special Servicer, the "Servicing Standard").

     The Special Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire, in the name of the Issuer, title to a Mortgaged Property securing a Specially Serviced Mortgage Loan by operation of law or otherwise, if such action is consistent with the Servicing Standard. The Special Servicer may not acquire title to any related Mortgaged Property or take any other action that would cause the Issuer, for the benefit of Bondholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Special Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be paid as an expense of the Issuer), that:

     (i) the Mortgaged Property is in compliance with applicable environmental laws; or if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions; and

     (ii) and there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation or that, if any such materials are present, taking such action with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions.

     The Special Servicer shall have full power and authority to do any and all things in connection with servicing and administering a Mortgage Loan that it may deem in its best judgment necessary or advisable, including, without limitation, to execute and deliver on behalf of the Issuer any and all instruments of satisfaction or cancellation or of partial release or full release or discharge and all other comparable instruments, to reduce the related Mortgage Interest Rate, and to defer or forgive payment of interest and/or principal with respect to any Specially Serviced Mortgage Loan or any Mortgaged Property. [The Special Servicer may not permit a modification of any Mortgage Loan to extend the scheduled maturity date of any Specially Serviced Mortgage Loan more than three years beyond the scheduled maturity date thereof as of the Cut-off Date without the consent of the Extension Advisor.] [See "--Extension Advisor" below.] Notwithstanding the forgoing, the Special Servicer may not permit any such modification with respect to a Balloon Mortgage Loan if it results in the extension of such maturity date beyond the amortization term of such Balloon Mortgage Loan absent the related Balloon Payment. The Special Servicer will prepare a report (an "Asset Strategy Report") for each Mortgage Loan which becomes a Specially Serviced Mortgage Loan not later than thirty (30) days after the servicing of such Mortgage Loan is transferred to the Special Servicer. Each Asset Strategy Report will be delivered to each holder of a Class __, Class __ and Class __ Bond upon request. The holders of the fewest number of classes of Bonds representing the most subordinate Bonds with an aggregate Bond Principal Amount equal to at least __% of the Bond Principal Amount of all Classes of Bonds (the "Monitoring Bondholders") will designate one Monitoring Bondholder pursuant to the Servicing Agreement (the "Directing Bondholder "). Each Asset Strategy Report will be delivered to the Directing Bondholder. The Directing Bondholder may object to any Asset Strategy Report within 10 business days of receipt. If the Directing Bondholder does not disapprove an Asset Strategy Report within 10 business days, the Special Servicer shall implement the recommended action as outlined in such Asset Strategy Report. If the Directing Bondholder disapproves such Asset Strategy Report and the Special Servicer has not made the affirmative determination described below, the Special Servicer will revise such Asset Strategy Report as soon as practicable. The Special Servicer will revise such Asset Strategy Report until the Directing Bondholder fails to disapprove such revised Asset Strategy Report as described above, provided that the Special Servicer shall not be under any obligation to perform any actions which are not consistent with applicable laws and the related Mortgage Loan documents. Any Bondholder may request and obtain a copy of any Asset Strategy Report except to the extent prohibited by applicable law or the related Mortgage Loan documents.

     [The Special Servicer may be removed without cause at any time by the Directing Bondholder.]

[Extension Advisor

     The "Extension Advisor" will be responsible for approving any proposed Mortgage Loan modification that extends the maturity date of a Mortgage Loan by more than three (3) years beyond the scheduled maturity date of such loan as of the Cut-off Date. The initial Extension Advisor, acting on behalf of the holders of the Offered Bonds, shall only grant such approvals if it shall have determined that the decision of the Special Servicer to so modify the Mortgage Loan is consistent with the Special Servicer standard set forth in the Servicing Agreement. Any subsequent Extension Advisor may grant such approvals if it shall have determined that the decision of the Special Servicer to so modify the Mortgage Loan is in the best interest of the holders of the Offered Bonds.

     The initial Extension Advisor will be ________________________. At any time, the holders of a majority of the outstanding aggregate Bond Principal Amount of the Offered Bonds may remove the Extension Advisor. In such event, the Trustee will so inform such Bondholders, and a majority of Bond Principal Amount of the holders of such Bonds shall have the right to appoint a replacement Extension Advisor.]

Servicing and Other Compensation and Payment of Expenses

     The principal compensation to be paid to the Master Servicer in respect of its servicing activities will be the "Servicing Fee." The Servicing Fee will be payable monthly and will accrue at the applicable "Servicing Fee Rate" and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on each Mortgage Loan is computed. The Servicing Fee Rate with respect to each Mortgage Loan equals ___% per annum.

     [The Master Servicer will also be entitled to retain as additional servicing compensation (i) all investment income earned on amounts on deposit in the Mortgagor escrow accounts (to the extent consistent with applicable law and the related Mortgage Loan documents) and the Collection Account, (ii) all amounts collected with respect to the Mortgage Loans (that are not Specially Serviced Mortgage Loans) in the nature of late payment charges, late fees, NSF check charges (including with respect to Specially Serviced Mortgage Loans), extension fees, modification fees, assumption fees, and similar fees and charges, and (iii) any Prepayment Interest Excess (to the extent not offset against any Prepayment Interest Shortfall in accordance with the provisions of the Servicing Agreement).

     The principal compensation to be paid to the Special Servicer in respect of its special servicing activities will be the Special Servicing Fee. The Special Servicing Fee will be payable monthly only from amounts received in respect of each Specially Serviced Mortgage Loan. The Special Servicing Fee will equal ____% of all amounts collected with respect to any Specially Serviced Mortgage Loans.

     [The Special Servicer will also be entitled to receive with respect to any Specially Serviced Mortgage Loan or REO Property that is sold or transferred or otherwise liquidated, in addition to the Special Servicing Fee, a disposition fee (the "Disposition Fee") equal to ___% of the net proceeds of the sale or liquidation of any Specially Serviced Mortgage Loan or REO Property.]

     [The Special Servicer will also be entitled to retain as additional servicing compensation (i) all investment income earned on amounts on deposit in any REO Account, and (ii) all amounts collected with respect to the Specially Serviced Mortgage Loans in the nature of late payment charges, late fees, assumption fees, modification fees, extension fees or similar items.]

Conflicts of Interest

     The Special Servicer or its affiliates own and are in the business of acquiring assets similar to the Mortgage Loans owned by the Issuer. To the extent that any mortgage loans owned and/or serviced by the Special Servicer or its affiliates are similar to the Mortgage Loans owned by the Issuer, the mortgaged properties related to such mortgage loans may, depending upon certain circumstances such as the location of the mortgaged property, compete with the Mortgaged Properties related to the Mortgage Loans owned by the Issuer for tenants, purchasers, financing and similar resources.

                            DESCRIPTION OF THE BONDS

General

     The Issuer's Series 199__-__ Collateralized Mortgage Bonds (the "Bonds") will be issued on or about ___________, 199__ (the "Closing Date") in an aggregate Bond Principal Amount of approximately $_____________, pursuant to an Indenture, to be dated as of ____________, 199__ (the "Indenture"), between the Owner Trustee, on behalf of the Issuer, and the Trustee, on behalf of the holders of the Bonds (the "Bondholders"). The Bonds will be issued in [seven] classes (each, a "Class") to be designated as: [(i) the Class A-1 and Class A-2 Bonds (collectively, the "Class A Bonds" or the "Senior Bonds"); (ii) the Class B, Class C and Class D Bonds (collectively with the Class A Bonds, the "Offered Bonds"); and (iii) the Class E and Class F Bonds (collectively, the "Private Bonds"; and, collectively with the Class B, Class C and Class D Bonds, the "Subordinate Bonds")]. The Bonds will be secured by the Trust Estate. The "Trust Estate" will consist of all rights, money, instruments, securities and other property, including all proceeds thereof, which are subject to, or intended to be subject to, the lien of the Indenture for the benefit of the Bondholders, including without limitation the Collateral. The "Collateral" will consist of the Mortgage Loans, any REO Properties and the Collection Account, all of which is more specifically described under "Description of the Mortgage Pool" herein and "Description of the Collateral" and "Description of the Agreements--Accounts" in the Prospectus.

     Only the Offered Bonds are offered hereby. The Private Bonds will initially be issued to and held by an affiliate of the Issuer and are not offered hereby.

     The Offered Bonds will be non-recourse obligations of the Issuer. The holders and beneficial owners of the Offered Bonds will be deemed to have agreed that they have no rights or claims against the Issuer directly and may only look to the Collateral to satisfy the Issuer's obligations under the Indenture. Each holder and beneficial owner of an Offered Bond will also be deemed, by the acceptance of its Bond or interest therein, to have agreed not to file or cause a filing against the Issuer of an involuntary petition under any bankruptcy or receivership law.

     The Offered Bonds are not insured or guaranteed by any government agency or instrumentality or by any other person.

     The respective Classes of Bonds will be issued in the initial aggregate Bond Principal Amounts (in each case, subject to a variance of plus or minus __%), and will accrue interest at the Bond Interest Rates set forth below:

                                    Initial Aggregate
                                     Bond Principal
   Class                                 Amount               Bond Interest Rate
   -----                            -----------------         ------------------
[Class A-1]....................       $                                  %
[Class A-2]....................       $                                  %
[Class B]......................       $                                  %
[Class C]......................       $                                  %
[Class D]......................       $                                  %
[Class E]......................       $                                  %
[Class F]......................       $                                  %

     The "Issuer's  Equity"  represents  the right of the Issuer or its designee
(i) to receive all payments on and proceeds of the Collateral not otherwise allocable to pay interest, principal or other amounts on the Bonds in accordance with their terms or expenses of the Trust Estate and (ii) to have the remaining Collateral returned to it after the Indenture is satisfied and discharged. The principal amount of the Issuer's Equity as of any date of determination is the amount (the "Overcollateralization Amount"), if any, by which the then aggregate Stated Principal Balance of the Mortgage Pool (initially equal to the Initial Pool Balance) exceeds the then aggregate Bond Principal Amount of all the Bonds. As of the Closing Date, the Overcollateralization Amount will equal approximately $_______________.

     The "Stated Principal Balance" of each Mortgage Loan will generally equal the Cut-off Date Balance thereof, reduced (to not less than zero) on each Payment Date by (i) any payments or other collections (or advances in lieu thereof) of principal of such Mortgage Loan that have been applied to make payments to Bondholders and/or the Issuer on such date and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan during the related Collection Period.

     The "Collection Period" with respect to any Payment Date will be the period commencing immediately following the Determination Date in the month immediately preceding the month in which such Payment Date occurs (or, in the case of the initial Collection Period, commencing immediately following the Cut-off Date) and ending on and including the Determination Date in the month in which such Payment Date occurs.

     The "Determination Date" with respect to any Payment Date will be the __ day of the month in which such Payment Date occurs, of if such __ day is not a business day, the immediately preceding business day.

Registration and Denominations

     The Offered Bonds will be issued in denominations of not less than $_______ initial Bond Principal Amount and in any whole dollar denomination in excess thereof.

     Each Class of Offered Bonds will initially be issued in book-entry form through the facilities of The Depository Trust Company ("DTC") and, accordingly, will constitute Book-Entry Bonds within the meaning of the Prospectus. In connection therewith, each Class of Offered Bonds will initially be represented by one or more fully registered physical securities registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No beneficial owner of a Book-Entry Bond (each, a "Bond
Owner") will be entitled to receive a fully registered physical security (a "Definitive Bond") representing its interest in such Bond, except under the limited circumstances described under "Description of the Bonds--Book-Entry Registration and Definitive Bonds" in the Prospectus. Unless and until
Definitive Bonds are issued in respect of the Offered Bonds, beneficial ownership interests in each such Class of Bonds will be maintained and transferred on the book-entry records of DTC and its participating organizations (the "DTC Participants"), and all references to actions by holders of each such Class of Bonds will refer to actions taken by DTC upon instructions received from the related Bond Owners through the DTC Participants in accordance with DTC procedures, and all references herein to payments, notices, reports and statements to the holders of each such Class of Bonds will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder thereof, for payment to the related Bond Owners through the DTC Participants in accordance with DTC procedures. The form of such payments and transfers may result in certain delays in receipt of payments by an investor and may restrict an investor's ability to pledge its securities. See "Description of the Bonds--Book-Entry Registration and Definitive Bonds" and "Risk Factors--Owner of Book-Entry Bonds Not Entitled to Exercise Rights of Holders of Bonds" in the Prospectus.

     The Trustee will initially serve as registrar (in such capacity, the "Bond Registrar") for purposes of recording and otherwise providing for the registration of the Offered Bonds and, if and to the extent Definitive Bonds are issued in respect thereof, of transfers and exchanges of the Offered Bonds.

Payments on the Bonds

     General. Payments on the Bonds will be made by or on behalf of the Trustee, to the extent of available funds, on the ___ day of each month or, if any such ___ day is not a business day, then on the next succeeding business day, commencing in ____________, 199__ (each, a "Payment Date"). Except as described below, all such payments will be made to the Bondholders of record at the close of business on the last business day of the month preceding the month in which the related Payment Date occurs (each, a "Record Date"). [As to each such Bondholder, such payments will be made by wire transfer in immediately available funds to the account specified by the Bondholder at a bank or other entity having appropriate facilities therefor, if such Bondholder will have provided the Trustee with wiring instructions no less than ____ business days prior to the related Record Date and is the registered owner of Bonds with an aggregate initial Bond Principal Amount of at least $[5,000,000], or otherwise by check mailed to such Bondholder.] Until Definitive Bonds are issued in respect thereof, Cede & Co. will be the registered holder of the Offered Bonds. See "--Registration and Denominations" above. The final payment on any Bond will be made only upon presentation and surrender of such Bond at the location that will be specified in a notice of the pendency of such final payment. All payments made with respect to a Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class based on the respective Bond Principal Amounts thereof.

     Funds Available for Payments on the Bonds. With respect to any Payment Date, payments of interest and principal on the Bonds will be made from the Available Payment Amount for such date. [The "Available Payment Amount" for any Payment Date will, in general, equal:

     (a) all amounts on deposit in the Collection Account (see "Description of the Agreements--Accounts" in the Prospectus) as of the close of business on the related Determination Date, exclusive of any portion thereof that represents one or more of the following:

          (i) Monthly Payments collected but due on a Due Date subsequent to the related Collection Period;

          (ii) Prepayment Premiums (however, Prepayment Premiums will be excluded from the Available Payment Amount only if the Bonds have not been declared due and payable following an Issuer Event of Default or if any such declaration and its consequences have been rescinded and annulled);

          (iii) amounts that are payable or reimbursable to any person other than the Bondholders in respect of their Bonds or the Issuer in respect of the Issuer's Equity (including amounts payable to the Master Servicer, the Special Servicer, any Sub-Servicers or the Trustee as compensation (including Trustee Fees, Servicing Fees, Special Servicing Fees, Default Interest and late payment charges (to the extent not otherwise applied to cover interest on Advances), and assumption fees and modification fees), amounts payable in reimbursement of outstanding Advances, together with interest thereon); and

          (iv) amounts deposited in the Collection Account in error;

plus (b) to the extent not already included in clause (a), any P&I Advances and/or Compensating Interest Payment made in respect of such Payment Date.]

     With respect to any Payment Date, payments of Yield Maintenance Amounts on the Bonds will be made from Prepayment Premiums actually collected on the Mortgage Loans during the related Collection Period.

     Priority of Payments. On each Payment Date, unless the Bonds have been declared due and payable following an Issuer Event of Default and such declaration and its consequences have not been rescinded and annulled, the Available Payment Amount for such date will be applied to make payments to the respective Classes of Bondholders and the Issuer for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

          [(i) to the holders of the Class A Bonds in respect of interest, pro rata as between the two Classes of Class A Bondholders based on entitlement, up to an amount equal to all Accrued Bond Interest (as defined below) in respect of each such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

          (ii) to the holders of the Class A Bonds in respect of principal, allocable as between the two Classes of Class A Bondholders as described below, up to an amount equal to the lesser of (a) the then aggregate Bond Principal Amount of the Class A Bonds and (b) the Principal Payment Amount (as defined below) for such Payment Date;

          (iii) to the holders of the Class B Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

          (iv) after the aggregate Bond Principal Amount of the Class A Bonds has been reduced to zero, to the holders of the Class B Bonds in respect of principal, up to an amount equal to the lesser of (a) the then aggregate Bond Principal Amount of the Class B Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A Bonds pursuant to clause (ii) above;

          (v) to the holders of the Class C Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

          (vi) after the aggregate Bond Principal Amount of the Class A and Class B Bonds has been reduced to zero, to the holders of the Class C Bonds in respect of principal, up to an amount equal to the lesser of (a) the then aggregate Bond Principal Amount of the Class C Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A and/or Class B Bonds pursuant to clauses (ii) and (iv) above;

          (vii) to the holders of the Class D Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

          (viii) after the aggregate Bond Principal Amount of the Class A, Class B and Class C Bonds has been reduced to zero, to the holders of the Class D Bonds in respect of principal, up to an amount equal to the lesser of (a) the then aggregate Bond Principal Amount of the Class D Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B and/or Class C Bonds pursuant to clauses
                  (ii), (iv) and (vi) above;

          (ix) to the holders of the Class E Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

          (x) after the aggregate Bond Principal Amount of the Class A, Class B, Class C and Class D Bonds has been reduced to zero, to the holders of the Class E Bonds in respect of principal, up to an amount equal to the lesser of (a) the then aggregate Bond Principal Amount of the Class E Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C and/or Class D Bonds pursuant to clauses (ii), (iv), (vi) and (viii) above;

          (xi) to the holders of the Class F Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

          (xii) after the aggregate Bond Principal Amount of the Class A, Class B, Class C, Class D and Class E Bonds has been reduced to zero, to the holders of the Class F Bonds in respect of principal, up to an amount equal to the lesser of (a) the then aggregate Bond Principal Amount of the Class F Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C, Class D and/or Class E Bonds pursuant to clauses (ii), (iv), (vi), (viii) and
                  (x) above;

          (xiii) if, after giving effect to the payments of principal on the Bonds contemplated by clauses (ii), (iv), (vi), (viii), (x) and (xii) above, the aggregate Bond Principal Amount of all the Bonds still exceeds the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Payment Date, then to the holders of the Class A Bonds (allocable as between the two Classes of Class A Bondholders as described below), the Class B Bonds, the Class C Bonds, the Class D Bonds, the Class E Bonds and the Class F Bonds, in that order, in respect of principal, until (in the case of each Class of Bonds on which payments of principal are so made) such excess (or the aggregate Bond Principal Amount of such Class of Bonds) is reduced to zero (whichever occurs first); and

          (xiv) to or at the direction of the Issuer in respect of the Issuer's Equity to the extent of any remaining portion of the Available Payment Amount for such Payment Date.]

     [On each Payment Date prior to the Class A Principal Payment Cross-Over Date, if any, all payments of principal on the Class A Bonds described above will be paid, first, to the holders of the Class A-1 Bonds, until the aggregate Bond Principal Amount of such Class of Bonds is reduced to zero, and thereafter, to the holders of the Class A-2 Bonds, until the aggregate Bond Principal Amount of such Class of Bonds is reduced to zero. On each Payment Date on and after the Class A Principal Payment Cross-Over Date, all payments of principal on the Class A Bonds described above will be paid to the holders of such two Classes of Bonds, pro rata, in accordance with their respective aggregate Bond Principal Amounts immediately prior to such Payment Date, until the aggregate Bond Principal Amount of each such Class of Bonds is reduced to zero. Provided that both the Class A-1 Bonds and the Class A-2 Bonds are still outstanding, the "Class A Principal Payment Cross-Over Date" will be the first Payment Date as of which the aggregate Bond Principal Amount of the Class A Bonds immediately prior thereto equals or exceeds the sum of (a) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Payment Date, plus (b) the lesser of (i) the Principal Payment Amount for such Payment Date and (ii) the Available Payment Amount Funds for such Payment Date that will be remaining following the payment of all Accrued Bond Interest payable on the Class A Bonds on such Payment Date.]

     [On each Payment Date, unless the Bonds have been declared due and payable following an Issuer Event of Default and such declaration has not been rescinded or annulled, any Prepayment Premiums actually collected during the related Collection Period will be applied to make payments to the respective Classes of Bondholders and the Issuer for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

          (i) to the holders of the Class A Bonds in respect of additional interest, pro rata as between the two Classes of Class A Bondholders based on entitlement, up to an amount equal to the Yield Maintenance Amount (as defined below) for each such Class of Bonds for such Payment Date;

          (ii) to the holders of the Class B Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date;

          (iii) to the holders of the Class C Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date;

          (iv) to the holders of the Class D Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date;

          (v) to the holders of the Class E Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date;

          (vi) to the holders of the Class F Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date; and

          (vii) to or at the direction of the Issuer in respect of the Issuer's Equity to the extent of any remaining Prepayment Premiums actually collected during the related Collection Period.]

     On each Payment Date, if the Bonds have been declared due and payable following an Issuer Event of Default and such declaration and its consequences have not been rescinded and annulled, the Available Payment Amount (which will, under such circumstances, include Prepayment Premiums) for such date will be applied to make payments to the respective Classes of Bondholders and the Issuer for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

          [(i) to the holders of the Class A-1 and Class A-2 Bonds in respect of interest, pro rata based on entitlement up to an amount equal to all Accrued Bond Interest in respect of each such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

          (ii) to the holders of the Class A-1 and Class A-2 Bonds in respect of principal, pro rata based on their respective aggregate Bond Principal Amounts, until such Bonds are retired;

          (iii) to the holders of the Class B Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

          (iv) after the aggregate Bond Principal Amount of the Class A Bonds has been reduced to zero, to the holders of the Class B Bonds in respect of principal, until such Bonds are retired;

          (v) to the holders of the Class C Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

          (vi) after the aggregate Bond Principal Amount of the Class A and Class B Bonds has been reduced to zero, to the holders of the Class C Bonds in respect of principal, until such Bonds are retired;

          (vii) to the holders of the Class D Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

          (viii) after the aggregate Bond Principal Amount of the Class A, Class B and Class C Bonds has been reduced to zero, to the holders of the Class D Bonds in respect of principal, until such Bonds are retired; and

          (ix) to the holders of the Class E Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

          (x) after the aggregate Bond Principal Amount of the Class A, Class B, Class C and Class D Bonds has been reduced to zero, to the holders of the Class E Bonds in respect of principal, until such Bonds are retired;

          (xi) to the holders of the Class F Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

          (xii) after the aggregate Bond Principal Amount of the Class A, Class B, Class C, Class D and Class E Bonds has been reduced to zero, to the holders of the Class F Bonds in respect of principal, until such Bonds are retired; and

          (xiii) after the aggregate Bond Principal Amount of all the Bonds has been reduced to zero, to or at the direction of the Issuer in respect of the Issuer's Equity to the extent of any remaining portion of the Available Payment Amount for such Payment Date.]

     Accrued Bond Interest. [The "Accrued Bond Interest" in respect of any Class of Bonds for any Interest Accrual Period will equal one month's interest at the applicable Bond Interest Rate accrued on the aggregate Bond Principal Amount of such Class of Bonds outstanding immediately prior to the related Payment Date. Accrued Bond Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.]

     [If the portion of the Available Payment Amount payable in respect of interest on any Class of Offered Bonds on any Payment Date is less than the Accrued Bond Interest then payable for such Class, the shortfall will be payable to holders of such Class of Bonds on subsequent Payment Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Bonds for so long as it is outstanding. The failure to pay the full amount of Accrued Bond Interest in respect of any Class of Bonds on any Payment Date will not be an Issuer Event of Default.]

     [As to each Class of Bonds for any Payment Date, the "Interest Accrual Period" will be the calendar month preceding the month in which such Payment Date occurs.]

     Principal Payment Amount. [The "Principal Payment Amount" for any Payment Date will, in general, equal the aggregate of the following:

          (a) the principal portions of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments due or deemed due, as the case may be, in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period;

          (b) all payments (including Principal Prepayments and Balloon Payments) and other collections (including Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds) that were received on or in respect of the Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal thereof, in each case net of any portion of such payment or other collection that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

          (c) if such Payment Date is subsequent to the initial Payment Date, the excess, if any, of (i) the Principal Payment Amount for the immediately preceding Payment Date, over (ii) the aggregate payments of principal made in respect of the Bonds on such immediately preceding Payment Date.]

     [The "Scheduled Payment" due in respect of any Mortgage Loan on any related Due Date will be the amount of the Monthly Payment that is scheduled to be due in respect thereof on such date in accordance with the terms of such Mortgage Loan in effect on the Closing Date, without regard to any waiver, modification or amendment of such Mortgage Loan subsequent to the Closing Date, and assuming that each prior Scheduled Payment has been made in a timely manner.]

     [The "Assumed Scheduled Payment" is an amount deemed due in respect of any Balloon Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original stated maturity date. The Assumed Scheduled Payment deemed due on any such Mortgage Loan on its original stated maturity date and on each successive Due Date that it remains or is deemed to remain outstanding shall equal the Scheduled Payment that would be due in respect thereof on such date if the related Balloon Payment had not come due but rather such Mortgage Loan had continued to amortize in accordance with such Mortgage Loan's amortization schedule in effect as of the Closing Date.]

     [The failure to pay the full Principal Payment Amount on the Bonds on any Payment Date will not be an Issuer Event of Default except to the extent that any Bond is not retired by Stated Maturity.]

     [Yield Maintenance Amount. The "Yield Maintenance Amount" will equal: (a) with respect to any Class of Bonds, for any Payment Date on which any portion of the Principal Prepayment Amount, if any, is paid thereon on such Payment Date, an amount equal to the present value of a series of equal monthly payments deemed payable on each future Payment Date up to and including the Assumed Final Payment Date for such Class of Bonds, each such monthly payment to be equal to the related Interest Payment Adjustment and to be discounted from the applicable future Payment Date to the then current Payment Date at a per annum rate equal to the sum of (i) the yield per annum on United States treasury securities having a maturity closest to the Assumed Final Payment Date for such Class of Bonds, plus (ii) ___ basis points; and (b) with respect to any Class of Bonds for any Payment Date on which no portion of a Principal Prepayment Amount is paid thereon on such Payment Date, zero. For purposes of the foregoing, the "related Interest Payment Adjustment" will equal one-twelfth of the product of the Bond Interest Rate for the subject Class of Bonds, multiplied by the portion of the Principal Prepayment Amount for such Payment Date payable on such Class of Bonds. The "Principal Prepayment Amount" for any Payment Date will be that portion of the Principal Payment Amount for such Payment Date that represents voluntary principal prepayments and other early collections of principal on or in respect of the Mortgage Loans received in advance of their respective stated maturity dates as of the Closing Date.]

     [Failure to pay the full Yield Maintenance Amount in respect of any Class of Bonds on any Payment Date will not be an Issuer Event of Default and the shortfall will not be carried forward to any subsequent Payment Date.]

     Treatment of REO Properties. Notwithstanding that any Mortgaged Property may be acquired as part of the Trust Estate through foreclosure, deed in lieu of foreclosure or otherwise, the related Mortgage Loan will, for purposes of, among other things, determining payments of principal on the Bonds, as well as the amount of Servicing Fees, Special Servicing Fees and Trustee Fees payable under the Indenture and the Servicing Agreement, be treated as having remained outstanding until such REO Property is liquidated. In connection therewith, operating revenues and other proceeds derived from such REO Property (exclusive of related operating costs) will be "applied" by the Master Servicer as principal, interest and other amounts "due" on such Mortgage Loan; and, subject to the recoverability determination described below (see "--Advances"), the Master Servicer will be required to make P&I Advances in respect of such Mortgage Loan as if it had remained outstanding. References to "Mortgage Loan" and "Mortgage Loans" in the definitions of "Principal Payment Amount" and "Principal Prepayment Amount" are intended to include any Mortgage Loan or Mortgage Loans as to which the related Mortgaged Property has become an REO Property.

Subordination

     [As and to the extent described herein, the rights of the Issuer or its designee to receive payments of amounts received on the Mortgage Loans in respect of the Issuer's Equity will be subordinated to the rights of holders of the Bonds to receive such amounts in respect of interest, principal and other amounts due and owing on their Bonds from time to time. In addition, as and to the extent described herein, the rights of holders of the Subordinate Bonds (including the Class B, Class C and Class D Bonds) to receive payments of amounts received on the Mortgage Loans in respect of interest, principal and other amounts due and owing on their Bonds from time to time will, in the case of each Class thereof, be subordinated to such rights of the holders of the Class A Bonds and the holders of each other Class of Subordinate Bonds with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Class A Bonds of the full amount of Accrued Bond Interest payable in respect of such Bonds on each Payment Date, and the ultimate receipt by the holders of such Bonds of principal in an amount equal to the entire aggregate Bond Principal Amount thereof. Similarly, but to decreasing degrees, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the other Classes of Offered Bonds of the full amount of Accrued Bond Interest payable in respect of such Bonds on each Payment Date, and the ultimate receipt by the holders of such Bonds of principal equal to the entire aggregate Bond Principal Amount thereof. This subordination will be accomplished by, among other things, the application of the Available Payment Amount on each Payment Date in accordance with the order of priority described under "--Payments on the Bonds--Priority of Payments" above. No other form of Credit Support will be available for the benefit of any Class of Offered Bondholders.

     Realized Losses, Net Aggregate Prepayment Interest Shortfalls and other shortfalls in respect of the Mortgage Loans will, in each case, be borne by the Issuer and the holders of the Private Bonds (to the extent of amounts otherwise payable in respect of the Issuer's Equity and the Private Bonds, respectively) prior to any such losses, shortfalls and/or expenses being borne by the Offered Bondholders. If and to the extent that Realized Losses, together with any Net Aggregate Prepayment Interest Shortfalls, exceed the sum of the initial Overcollateralization Amount and the initial aggregate Bond Principal Amount of the Private Bonds, it is likely that the holders of one or more Classes of Offered Bonds will not receive the full Bond Principal Amount of their Bonds. [Furthermore, notwithstanding the Mortgage Rates on the Mortgage Loans, the Bond Interest Rate on each Class of Bonds is fixed. In certain limited circumstances, the Mortgage Rate on one or more of the Mortgage Loans may be less than the Bond Interest Rate on one or more Classes of the Offered Bonds. However, holders of the Offered Bonds would not receive the full Bond Principal Amount of their Bonds, together with Accrued Bond Interest thereon, generally only if (i) the aggregate Stated Principal Balance of the Mortgage Pool is less than the aggregate Bond Principal Amount of the Offered Bonds and/or (ii) aggregate interest collected in respect of the Mortgage Loans (net of certain fees and expenses payable therefrom under the Indenture and the Servicing Agreement) is less than the aggregate interest payable on the Offered Bonds.]

     [Within 30 days after the earliest to occur of (i) 90 days after the date on which an uncured delinquency occurs in respect of a Mortgage Loan, (ii) 60 days after the date on which a receiver is appointed (if such appointment remains in effect during such 60-day period) in respect of a Mortgaged Property,
(iii) as soon as reasonably practical after the date on which a Mortgaged Property becomes an REO Property or (iv) the date on which a change in the payment rate, Mortgage Rate, principal balance, amortization terms or Maturity Date of any Specially Serviced Mortgage Loan becomes effective, (the earliest of such dates, a "Required Appraisal Date") an appraisal will be obtained by the Special Servicer from an independent MAI appraiser at the expense of the Issuer (except if an appraisal has been conducted within the 12 month period preceding such event). As a result of such appraisal, a Collateral Value Adjustment may result, which Collateral Value Adjustment will be allocated, for purposes of determining payments of interest on the Bonds, in the manner and priority described above with respect to Realized Losses. Notwithstanding the foregoing, a Collateral Value Adjustment will be zero with respect to such a Mortgage Loan if (i) the event giving rise to such Collateral Value Adjustment is the extension of the maturity of such Mortgage Loan, (ii) the payments on such Mortgage Loan were not delinquent during the twelve month period immediately preceding such extension and (iii) the payments on such Mortgage Loan are then current, provided, that if at any later date there occurs a delinquency in payment with respect to such Mortgage Loan, the Collateral Value Adjustment will be recalculated and applied as described above. In addition, in any case, upon the occurrence of any event giving rise to a subsequent Collateral Value Adjustment (including the delinquency referred to in the immediately preceding sentence) more than twelve months after an appraisal was obtained with respect to a Collateral Value Adjustment, the Special Servicer will order a new appraisal as described above, within 30 days of the occurrence of any such event giving rise to a subsequent Collateral Value Adjustment and will adjust the amount of the Collateral Value Adjustment in accordance therewith.]

     [The "Collateral Value Adjustment" for any Payment Date with respect to any Mortgage Loan will be an amount equal to the excess of (a) the principal balance of such Mortgage Loan over (b) the excess of (i) 90% of the current appraised value of the related Mortgaged Property as determined by an independent MAI appraisal of such Mortgaged Property over (ii) the sum of (A) to the extent not previously advanced by a Servicer, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Rate, (B) all unreimbursed Advances and interest thereon, (C) any unpaid Servicing and Trustee fees and (D) all currently due and delinquent real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of such Mortgaged Property (net of any amount escrowed or otherwise available for payment of the amount due on such Mortgage Loan). The excess of the principal balance of any Mortgage Loan over the related Collateral Value Adjustment is referred to herein as the "Adjusted Collateral Value." A Collateral Value Adjustment shall result in a reduction of the Accrued Bond Interest to be paid on one or more classes of Bonds and shall not be a permanent reduction of the Bond Principal Amount (or notional amount) of any class of Bonds prior to the occurrence of a Realized Loss.]

     A "Realized Loss," in the case of any Mortgage Loan described in clause (a) or clause (b) of the succeeding sentence, is equal to the sum of (a) the Stated Principal Balance of any Loss Mortgage Loan, (b) interest thereon not previously paid to Bondholders through the last day of the month in which such Mortgage Loan became a Loss Mortgage Loan, (c) any advances made by any Servicer which remain unreimbursed and (d) any interest accrued on such advances (see "--Advances" below) as of such time, reduced by any amounts recovered thereon as of such time and, in the case of any Mortgage Loan described in clause (c) of the succeeding sentence, is the amount determined to have been permanently forgiven as described in such clause (c). A "Loss Mortgage Loan" is any Mortgage Loan (a) which is finally liquidated, (b) with respect to which the Master Servicer or the Special Servicer has determined that an advance which has been made or would otherwise be required to be made, is not, or, if made, would not be, recoverable out of proceeds on such Mortgage Loan or (c) with respect to which a portion of the principal balance thereof has been permanently forgiven whether pursuant to a modification or a valuation resulting from a proceeding initiated under the Bankruptcy Code. The "Stated Principal Balance" of any Mortgage Loan as of any date of determination is the principal balance as of the Cut-off Date minus the sum of (i) the principal portion of each Monthly Payment due on such Mortgage Loan after the Cut-off Date, to the extent received from the Mortgagor or advanced and paid to Bondholders, and (ii) any unscheduled amounts of principal received with respect to such Mortgage Loans, to the extent paid to Bondholders.

     [The Collateral Value Adjustment will be allocated on each Payment Date, for purposes of determining payments in respect of interest on such Payment Date, to the Bond Principal Amount of the most subordinate class of Bonds that would otherwise receive payments of interest, up to an aggregate amount (net of any positive adjustments) equal to the Bond Principal Amount thereof. For so long as a more senior class of Bonds is outstanding, the amount of interest otherwise payable on such Payment Date to each class of Bonds to which a Collateral Value Adjustment has been allocated (to the extent not reversed) with respect to prior Payment Dates will be reduced by interest accrued at the related Bond Interest Rate on the portion of the Bond Principal Amount of such class equal to the sum of the aggregate Collateral Value Adjustment allocated to such class for such Payment Date and accrued and unpaid interest at the related Bond Interest Rate on such Collateral Value Adjustment amount for prior Payment Dates. Such accrued and unpaid interest (the "Collateral Value Adjustment Capitalization Amount") will be added to the Bond Principal Amount of such class or classes of Bonds, and an equal amount will be included in the Principal Payment Amount to be paid to holders of the most senior classes of Bonds on such Payment Date as described herein, to the extent actually paid by the Mortgagor or received as interest in respect of any REO Property. [On each Payment Date on or after the allocation of a Collateral Value Adjustment, the amount of interest otherwise payable on such Payment Date to the Class Bonds will be reduced by an amount equal to interest accrued on the portion of the notional amount thereof corresponding to the sum of any Collateral Value Adjustments and Collateral Value Adjustment Capitalization Amounts allocated to any class of Bonds for such Payment Date or any prior Payment Date and not previously reversed.]

     [The Special Servicer is required, within 30 days of each anniversary of the Required Appraisal Date, to order an update of the prior appraisal (the cost of which will be advanced by the Special Servicer and reimbursed thereto by the Issuer). The Special Servicer will determine and report to the Trustee the updated appraisal. A lower appraisal value will increase the Collateral Value Adjustment. Such increase will be allocated as described above. A higher appraised value will reverse the Collateral Value Adjustment by the amount of the reported increase. Any such reversal or reduction will reduce the accrual of the Collateral Value Adjustment Capitalization Amount and therefore reduce the amount otherwise available to make distributions of principal on the classes of Bonds senior to the class of Bonds to which such reversal is allocated. However, in neither case will the Bond Principal Amount (or notional amount) of the affected class or classes of Bonds be reduced by such reversal or reduction. In such event, the total Collateral Value Adjustment Capitalization Amount previously added to the related Bond Principal Amount shall be reduced in proportion to the Collateral Class Adjustment reversal.]

Advances

     On the business day immediately preceding each Payment Date, the Master Servicer will be obligated to make advances out of its own funds or funds held in the Collection Account that are not required to be part of the Available Distribution Amount for such Payment Date or to remit any advances made by the Master Servicer or the Special Servicer (each, a "P&I Advance"), in an amount equal to the excess of all Monthly Payments (net of the Servicing Fee) due over the amount actually received, subject to the limitations described herein. In addition, each Servicer will be required to advance certain property related expenses. The Servicers generally may not advance any amounts, other than P&I Advances, unless such advance is contemplated in the related Asset Strategy Report (as defined herein) for the related Mortgage Loan or such advance is for one of several purposes specified in the Servicing Agreement as "Property Protection Expenses." All such advances will be reimbursable to the related Servicer from late payments, insurance proceeds, liquidation proceeds, condemnation proceeds or amounts paid in connection with the purchase of such Mortgage Loan or, as to any such advance that is deemed not otherwise recoverable, from any amounts required to be deposited in the Collection Account. Notwithstanding the foregoing, a Servicer will be obligated to make any such advance only to the extent that it determines in its reasonable good faith judgment that such advance, if made, would be recoverable out of net proceeds (including any amounts escrowed with respect to the related Mortgage Loan net of any reasonably anticipated expenses payable therefrom) on the related Mortgage Loan. None of the Servicers will be required to advance the full amount of any Balloon Payment not made by the related Mortgagor. To the extent a Servicer is required to make a P&I Advance on and after the Due Date for such Balloon Payment, such P&I Advance shall not exceed an amount equal to a monthly payment calculated by the Special Servicer necessary to fully amortize the related Mortgage Loan over the period used for purposes of calculating the scheduled monthly payments thereon prior to the related Maturity Date. [Any failure by the Servicer to make an advance as required under the Servicing Agreement will constitute an event of default thereunder, in which case the Trustee will be obligated to make any required advance, in accordance with the terms of the Servicing Agreement.]

     Each Servicer shall be entitled to interest on the aggregate amount of all advances made by such Servicer at a per annum rate equal to the prime rate reported in The Wall Street Journal. See "Risk Factors--Effect of Mortgagor Delinquencies and Defaults" herein.

Reports to Bondholders; Certain Available Information

     [Trustee Reports; Special Servicer Reports. Based on information provided in monthly reports prepared by the Master Servicer and the Special Servicer and delivered to the Trustee, the Trustee will prepare and forward on each Payment Date to each Bondholder a statement (the "Trustee Report") substantially in the form of Annex ___ hereto, detailing the payments on the Bonds on such Payment Date and the performance, both in the aggregate and individually to the extent available, of the Mortgage Loans and Mortgaged Properties. [Investors and any other interested party may obtain Trustee Reports via the Trustee's electronic bulletin board by dialing ___________ and selecting the applicable statement. In addition, investors and other interested parties who have obtained approval from the Depositor, confirmation of which approval has been furnished to the Trustee, may obtain certain Mortgage Loan information via the Trustee's restricted electronic bulletin board by contacting the Trustee at ____________.]

     With respect to each Determination Date, the Special Servicer will be required to prepare a report (the "Special Servicer Report") generally containing the information described in Annex __ hereto with respect to Specially Serviced Mortgage Loans. The Special Servicer Reports will be delivered to the Trustee and the Master Servicer, and the Trustee will distribute such reports to the Bondholders.

     Until such time as Definitive Bonds are issued in respect of the Offered Bonds, the foregoing information will be available to the Bond Owners through DTC and the DTC Participants. Any Bond Owner of a Book-Entry Bond who does not receive information through DTC or the DTC Participants may request that Trustee Reports, Special Servicer Reports and accompanying documentation be mailed directly to it (at its cost) by written request (accompanied by verification of such Bond Owner's ownership interest) to the Trustee at the Trustee's corporate trust office primarily responsible for administering the Trust Estate (the "Corporate Trust Office"). The manner in which notices and other communications are conveyed by DTC to DTC Participants, and by DTC Participants to the Bond Owners of Book-Entry Bonds, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master Servicer, the Special Servicer, the Trustee, the Depositor and the Issuer are required to recognize as Bondholders only those persons in whose names the Bonds are registered on the books and records of the Bond Registrar.

     Other Information. [The Indenture requires that the Trustee make available at its Corporate Trust Office, during normal business hours, upon reasonable advance written notice, for review by any holder or Bond Owner of an Offered Bond or any person identified to the Trustee by any such holder or Bond Owner as a prospective transferee of an Offered Bond or any interest therein, subject to the discussion in the following paragraph, originals or copies of, among other things, the following items: (a) the Indenture, the Servicing Agreement and any amendments or supplements to either of the foregoing, (b) all Trustee Reports and Special Servicer Reports delivered to holders of the relevant Class of Offered Bonds since the Closing Date, (c) all officer's certificates delivered to the Trustee by the Master Servicer and/or Special Servicer since the Closing Date as described under "Description of the Agreements--Evidence as to Compliance" in the Prospectus, (d) all accountant's reports delivered to the Trustee in respect of the Servicer and/or Special Servicer since the Closing Date as described under "Description of the Agreements--Evidence as to Compliance" in the Prospectus, and (e) [other available items to be specified]. Copies of any and all of the foregoing items will be available from the Trustee upon request; however, the Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such services.]

     [The Trustee will make available, upon reasonable advance written notice and at the expense of the requesting party, originals or copies of the items referred to in the prior paragraph that are maintained thereby, to Bondholders, Bond Owners and prospective purchasers of Bonds and interests therein; provided that the Trustee may require (a) in the case of a Bond Owner of an Offered Bond, a written confirmation executed by the requesting person or entity, in a form reasonably acceptable to the Trustee, generally to the effect that such person or entity is a beneficial owner of Offered Bonds, is requesting the information for use by it or another party in evaluating an investment in the Offered Bonds and will otherwise keep such information confidential and (b) in the case of a prospective purchaser of an Offered Bond, confirmation executed by the requesting person or entity, in a form reasonably acceptable to the Trustee, generally to the effect that such person or entity is a prospective purchaser of Offered Bonds or an interest therein, is requesting the information for use in evaluating a possible investment in the Offered Bonds and will otherwise keep such information confidential. Bondholders, by the acceptance of their Bonds, will be deemed to have agreed to keep such information confidential.]

Voting Rights

     [At all times during the term of the Indenture, ___% of the voting rights for the series offered hereby (the "Voting Rights") will be allocated among the holders of the respective Classes of Bonds in proportion to the aggregate Bond Principal Amounts of such Classes. Voting Rights allocated to a Class of Bondholders will be allocated among such Bondholders in proportion to the respective Bond Principal Amounts of their Bonds.]

The Trustee

     ______________________________________________  will be the  Trustee  under the Indenture. The Trustee is at all times to be, and will be required to resign if it fails to be, [specify eligibility requirements for Trustee, including qualification under the Trust Indenture Act of 1939, as amended].

     The Depositor, the Master Servicer, the Special Servicer and their respective affiliates may from time to time enter into normal banking and trustee relationships with the Trustee and its affiliates. The Trustee and any of its respective affiliates may hold Bonds in their own names. In addition, for purposes of meeting the legal requirements of certain local jurisdictions, the Trustee may appoint a co-trustee or separate trustee of all or any part of the Trust Estate. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee and such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee.

     [Pursuant to the Indenture, the Trustee will be entitled to receive a monthly fee (the "Trustee Fee") generally equal to one month's interest in respect of each Mortgage Loan (including each Mortgage Loan as to which the related Mortgaged Property became an REO Property) accrued at _______% per annum (the "Trustee Fee Rate") on the unpaid principal balance of such Mortgage Loan from time to time.] See also "Description of the Bonds--The Trustee" in the Prospectus.

[Optional Redemption]

     [Any Class of Offered Bonds may be redeemed in whole but not in part, at the Issuer's option, on any Payment Date, if the then aggregate Bond Principal Amount of such Class of Bonds is less than ___% of the initial aggregate Bond Principal Amount of such Class of Bonds and no Issuer Event of Default has occurred and is continuing. Such redemption will be at a price (calculated after taking into account payments made on the Bonds out of the Available Payment Amount on the applicable Payment Date) equal to 100% of the unpaid aggregate Bond Principal Amount of the Bonds to be redeemed, plus accrued and unpaid interest thereon to the last day of the related Interest Accrual Period. Notice of any optional redemption must be mailed by the Issuer or the Indenture Trustee at least ___ days prior to the date set for optional redemption. No Yield Maintenance Amount will be payable in connection with any such optional redemption. See "Yield and Maturity Considerations" herein.]

Additional Information

     Prospective investors should carefully review the Prospectus, in particular the sections captioned "Description of the Bonds" and "Description of the Agreements", for important additional information regarding the Bonds and the Indenture.

                                   THE ISSUER

     ICCMAC Commercial Trust [______] (the "Issuer") is a business trust formed under the laws of the State of ___________, pursuant to the Deposit Trust Agreement, to be dated as of ____________, 199__ (the "Deposit Trust Agreement"), between Imperial Credit Commercial Mortgage Acceptance Corp. (the "Depositor") and the Owner Trustee, for the transactions described in this Prospectus Supplement. The Deposit Trust Agreement constitutes the "governing instrument" under the laws of the State of __________ relating to business trusts. [Ownership of the Issuer will initially be evidenced by ______ classes of ownership certificates (the "Ownership Certificates"). The Depositor initially will hold all of the Ownership Certificates, but may transfer some or all such Ownership Interests to an affiliate structured substantially similar to the Depositor.] The Depositor, a California corporation, is a direct wholly-owned subsidiary of Imperial Credit Commercial Mortgage Investment Corp. ("ICCMIC"). See "The Depositor" in the Prospectus.

     After its formation, the Issuer will generally not engage in any activity other than (i) acquiring, holding and, pursuant to the Indenture, pledging the Mortgage Loans and the other assets of the Issuer and proceeds therefrom, (ii) issuing the Bonds and the Ownership Certificates, (iii) making payments on the Bonds and the Ownership Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

     The assets of the Issuer will consist of the Mortgage Loans and certain related assets.

     The  Issuer's   principal  offices  are  in   _____________,   in  care  of
_______________________, as Owner Trustee, at the address listed below.

                                THE OWNER TRUSTEE

     ________________________ is the Owner Trustee under the Deposit Trust Agreement. The Owner Trustee is a ____________________ and its principal offices are located at ______________________________.

     As compensation for the performances of its duties, the Owner Trustee will be paid $___________ per annum (the "Owner Trustee Fee").

     ___________________________ will be responsible for payment of the Owner Trustee Fee.

     Neither the Owner Trustee nor any director, officer or employee of the Owner Trustee will be under any liability to the Issuer or the Bondholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Deposit Trust Agreement or for errors in judgment; provided that none of the Owner Trustee and any director, officer or employee thereof will be protected against any liability which would otherwise be imposed by reason of gross negligence or willful misconduct in the performance of obligations and duties under the Deposit Trust Agreement. All persons into which the Owner Trustee may be merged or with which it may be consolidated or any person resulting from such merger or consolidation shall be the successor of the Owner Trustee under the Deposit Trust Agreement.

                                THE ADMINISTRATOR

     ______________________ (the "Administrator") is a ________________________,
and its principal offices are located at _____________________________________.

     The Owner Trustee, on behalf of the Issuer, and the Administrator will enter into an Administration Agreement, to be dated as of ___________, 199__ (the "Administration Agreement"), pursuant to which the Administrator will be required to perform (without relieving the Issuer from liability therefor) certain duties of the Issuer set forth in the Indenture. As compensation for the performance of its duties, the Administrator will be paid a monthly fee on each Payment Date equal to one-twelfth of _____% of the aggregate Stated Principal Balance of the Mortgage Pool immediately prior to such Payment Date (the "Administration Fee"). _______________________________ will be responsible for payment of the Administration Fee.

                        YIELD AND MATURITY CONSIDERATIONS

Yield Considerations

     General. The yield on any Offered Bond will depend on (a) the price at which such Bond is purchased by an investor and (b) the rate, timing and amount of payments on such Bond. The rate, timing and amount of payments on any Offered Bond will in turn depend on, among other things, (i) the Bond Interest Rate for such Bond, (ii) the rate and timing of principal payments (including principal prepayments) and other principal collections on the Mortgage Loans, and (iii) the rate, timing and severity of Realized Losses and Net Aggregate Prepayment Interest Shortfalls.

     Rate and Timing of Principal Payments. The yield to holders of any Offered Bonds purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the Bond Principal Amounts of such Bonds. As described herein, the Principal Payment Amount for each Payment Date will be payable entirely in respect of the Class A-1 and/or Class A-2 Bonds until the aggregate Bond Principal Amounts thereof are reduced to zero, and will thereafter be payable entirely in respect of the Class B Bonds, the Class C Bonds, the Class D Bonds, the Class E Bonds and the Class F Bonds, in that order, in each case until the aggregate Bond Principal Amount of such Class of Bonds is reduced to zero. In addition, except under the limited circumstances described herein, holders of the Class A-2 Bonds will not receive any payments of principal for so long as the Class A-1 Bonds are outstanding. Consequently, the rate and timing of principal payments that are paid with respect to each Class of Bonds will be directly related to the rate and timing of principal payments on or in respect of the Mortgage Loans. The rate and timing of principal payments of the Mortgage Loans are affected by the amortization schedules of such Mortgage Loans, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Estate). Prepayments and, assuming the respective maturity dates therefor have not occurred, liquidations of the Mortgage Loans will result in payments on the Bonds of amounts that would otherwise be paid over the remaining terms of the Mortgage Loans and will tend to shorten the weighted average lives of the Bonds. Defaults on the Mortgage Loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Bonds) while work-outs are negotiated or foreclosures are completed, and such delays will tend to lengthen the weighted average lives of those Bonds. See "Servicing of the Mortgage Loans" herein.

     The extent to which the yield to maturity of any Class of Offered Bonds may vary from the anticipated yield will depend upon the degree to which such Bonds are purchased at a discount or premium and when, and to what degree, payments of principal are made on such Bonds. An investor should consider, in the case of any Offered Bond purchased at a discount, the risk that a slower than anticipated rate of principal payments on such Bond, could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Bond purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Bond could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal is made on any Offered Bond purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments on its Offered Bonds occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. As stated above, the rate of principal payments on the Offered Bonds are ultimately dependent on the rate of principal payments on the Mortgage Loans. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of principal prepayments in particular.

     Losses and Shortfalls. The yield to holders of the Offered Bonds will also depend on the extent to which payments on the Bonds are adversely affected by any losses and other shortfalls on the Mortgage Loans. Realized Losses, Net Aggregate Prepayment Interest Shortfalls and other shortfalls in respect of the Mortgage Loans will, in each case, be borne by the Issuer and the holders of the Private Bonds (to the extent of amounts otherwise payable on or in respect of the Issuer's Equity and the Private Bonds, respectively) prior to any such losses, shortfalls and/or expenses being borne by the holders of the Offered Bonds. If and to the extent that Realized Losses, together with any Net Aggregate Prepayment Interest Shortfalls, exceed the sum of the initial Overcollateralization Amount and the initial aggregate Bond Principal Amount of the Private Bonds, it is likely that the holders of one or more Classes of Offered Bonds will not receive the full Bond Principal Amount of their Bonds.

     Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, provisions requiring Lockout Periods, provisions requiring the payment of Prepayment Premiums and amortization terms that require Balloon Payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental units or comparable commercial space, as applicable, in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" herein and in the Prospectus and "Description of the Mortgage Pool" herein.

     The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a Mortgage Rate, the related Mortgagor has an incentive to refinance its Mortgage Loan. A requirement that a prepayment be accompanied by a Prepayment Premium may not provide a sufficient economic disincentive to deter a Mortgagor from refinancing at a more favorable interest rate.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some Mortgagors may sell or refinance Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some Mortgagors may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

     Neither the Depositor nor the Issuer makes any representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

     Unpaid Accrued Bond Interest. As described under "Description of the Bonds--Payments on the Bonds" herein, if the portion of the Available Payment Amount payable in respect of interest on any Class of Offered Bonds on any Payment Date is less than the Accrued Bond Interest then payable for such Class, the shortfall will be payable to holders of such Class of Bonds on subsequent Payment Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Bonds for so long as it is outstanding.

Weighted Average Life

     Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of payment to the investor of each dollar payable in reduction of principal of such security (assuming no losses). The weighted average life of any Offered Bonds will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, Balloon Payments, prepayments or liquidations and any extensions or modifications made by the Special Servicer with respect to Specially Serviced Mortgage Loans as described herein. The weighted average life of any Offered Bond may also be affected to the extent that additional payments in reduction of the Bond Principal Amount of such Bond occur as a result of the purchase of a Mortgage Loan out of the Trust Estate or any optional redemption of such Bond as described under "Description of the Bonds--Optional Redemption" herein.

     [The table set forth below has been prepared on the basis of the following assumptions (the "Modeling Assumptions") regarding the characteristics of the Bonds and the Mortgage Loans and the performance thereof: (i) as of the date of issuance of the Bonds, the Mortgage Loans have the terms as identified in the tables titled [identify tables]; (ii) the monthly cash flow of each Mortgage Loan (except for the Balloon Payment) is a monthly payment of principal and interest calculated based upon [specify applicable information], and no Mortgage Loan is voluntarily prepaid; (iii) no Mortgage Loan is repurchased as a result of a material breach of a representation or warranty, and there is no optional redemption of Bonds; (iv) there are no delinquencies or Realized Losses on the Mortgage Loans, and there is no extension of the maturity date of any Mortgage Loan; (v) all Mortgage Loans accrue interest on the basis of a 360-day year consisting of twelve 30-day months; (vi) payments on the Bonds will be made on the __ day of each month, commencing in ________ 199_; (vii) payments on the Mortgage Loans earn no reinvestment return; (viii) there are no additional ongoing expenses payable out of the Trust Estate other than the Servicing Fee, the Special Servicing Fee and the Trustee Fee; (ix) the respective Classes of Offered Bonds will be issued in the initial aggregate Bond Principal Amounts and will accrue interest at the Bond Interest Rates set forth in the table on the cover page hereof; (x) the Offered Bonds will be settled on __________, 199_ (the "Assumed Settlement Date"); and (xi) no Prepayment Premiums are collected on the Mortgage Loans.]

     The actual characteristics and performance of the Mortgage Loans will differ from the Modeling Assumptions used in calculating the table set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under the assumed prepayment and loss scenario. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans, or actual prepayment or loss experience, will affect the percentages of initial aggregate Bond Principal Amounts outstanding over time and the weighted average lives of the respective Classes of Offered Bonds.

     Subject to the foregoing discussion and assumptions, the following table indicates the weighted average life of each Class of the Offered Bonds, and sets forth the percentages of the initial aggregate Bond Principal Amount of each such Class that would be outstanding after each of the Payment Dates shown.

         Percent of Initial Aggregate Bond Principal Amounts Outstanding


         Date            Class A-1A  Class A-1B  Class A-2  Class A-3  Class B-1
         ----
Closing Date...........     ___%        ___%        ___%       ___%       ___%
______________, 1998...     ___%        ___%        ___%       ___%       ___%
______________, 1999...     ___%        ___%        ___%       ___%       ___%
______________, 2000...     ___%        ___%        ___%       ___%       ___%
______________, 2001...     ___%        ___%        ___%       ___%       ___%
______________, 2002...     ___%        ___%        ___%       ___%       ___%
______________, 2003...     ___%        ___%        ___%       ___%       ___%
______________, 2004...     ___%        ___%        ___%       ___%       ___%
______________, 2005...     ___%        ___%        ___%       ___%       ___%
______________, 2006...     ___%        ___%        ___%       ___%       ___%
______________, 2007...     ___%        ___%        ___%       ___%       ___%
______________, 2008...     ___%        ___%        ___%       ___%       ___%
______________, 2009...     ___%        ___%        ___%       ___%       ___%
______________, 2010...     ___%        ___%        ___%       ___%       ___%
______________, 2011...     ___%        ___%        ___%       ___%       ___%
______________, 2012...     ___%        ___%        ___%       ___%       ___%
______________, 2013...     ___%        ___%        ___%       ___%       ___%
______________, 2014...     ___%        ___%        ___%       ___%       ___%
______________, 2015...     ___%        ___%        ___%       ___%       ___%
______________, 2016...     ___%        ___%        ___%       ___%       ___%
______________, 2017...     ___%        ___%        ___%       ___%       ___%
Weighted Average
   Life (years)........     ___         ___         ___        ___        ___

     For purposes of the foregoing table, the weighted average life of an Offered Bond is determined by (i) multiplying the amount of each principal payment thereon by the number of years from [the Assumed Settlement Date] to the related Payment Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the Bond Principal Amount of such Offered Bond.

                         FEDERAL INCOME TAX CONSEQUENCES

General


     Upon the issuance of the Offered Bonds, Cadwalader, Wickersham & Taft, special counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Indenture and certain related documents, and based in part on the facts set forth in this Prospectus Supplement and additional information and representations, the Offered Bonds will be treated as indebtedness. See "Federal Income Tax Consequences" in the Prospectus.


     Taxable mortgage pool ("TMP") rules enacted as part of the Tax Reform Act of 1986 treat certain arrangements in which debt obligations are secured or backed by real estate mortgage loans as taxable corporations. An entity (or a portion thereof) will be characterized as a TMP if (i) substantially all of its assets are debt obligations and more than 50 percent of such debt obligations consist of real estate mortgage loans or interests therein, (ii) the entity is the obligor under debt obligations with two or more maturities, and (iii) payments on the debt obligations referred to in (ii) bear a relationship to payments on the debt obligations referred to in (i). Furthermore, a group of assets held by an entity can be treated as a separate TMP if the assets are expected to produce significant cash flow that will support one or more of the entity's issues of debt obligations.

     It is anticipated that the Issuer will be characterized as a TMP for federal income tax purposes. In general, a TMP is treated as a "separate" corporation not includible with any other corporation in a consolidated income tax return, and is subject to corporate income taxation. However, it is anticipated that for federal income tax purposes one hundred percent of the Issuer will at all times be owned by a "qualified REIT subsidiary" (as defined in Section 856(i) of the Code) of ICCMIC, which is a "real estate investment trust" (a "REIT") (as defined in Section 856(a) of the Code). So long as the Issuer is so owned and ICCMIC and such owner qualify as a REIT and as a qualified REIT subsidiary, respectively, characterization of the Issuer as a TMP will result only in the shareholders of ICCMIC being required to include in income, as "excess inclusion" income, some or all of their allocable share of the Issuer's net income that would be "excess inclusion" income if the Issuer were treated as a "real estate mortgage investment conduit," within the meaning of Section 860D of the Code. Characterization of the Issuer as an owner trust (wholly-owned and therefore ignored for federal income tax purposes) or as itself a "qualified REIT subsidiary" would not result in entity-level, corporate income taxation with respect to the Issuer. In the event of ICCMIC's failure to continue to qualify as a REIT or the failure of the owner of the Issuer to continue to qualify as a "qualified REIT subsidiary" for federal income tax purposes, or for any other reason, the net income (after the deduction of interest and original issue discount, if any, on the Bonds) of the Issuer would be subject to corporate income tax, reducing cash flow of the Issuer available to make payments on the Bonds, and the Issuer would not be permitted to be included in a consolidated income tax return of another corporate entity. No assurance can be given with regard to the prospective qualification of the Issuer as either an owner trust or a "qualified REIT subsidiary" or of the Depositor as a "qualified REIT subsidiary" for federal income tax purposes.

Status as Real Property Loans

     Offered Bonds held by a domestic building and loan association will not constitute "loans...secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; Offered Bonds held by a real estate investment trust will not constitute "real estate assets" within the meaning of
Section 856(c)(5)(A) of the Code and interest on Offered Bonds will not be considered "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code. In addition, the Offered Bonds will not be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code.

Discount and Premium

     [For federal income tax reporting purposes, it is anticipated that the Offered Bonds will not be treated as having been issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will not prepay (that is, a CPR of 0%), and there will be no extensions of maturity for any Mortgage Loan. However, no representation is made that the Mortgage Loans will not prepay or that, if they do, they will prepay at any particular rate. See "Federal Income Tax Consequences--Taxation of Bonds--Original Issue Discount", "--Market Discount" and "--Acquisition Premium" in the Prospectus.]

     The Internal Revenue Service (the "IRS") has issued regulations (the "OID Regulations") under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. Purchasers of the Offered Bonds should be aware that the OID Regulations and Section 1272(a)(6) of the Code do not adequately address certain issues relevant to, or are not applicable to, securities such as the Offered Bonds. Prospective purchasers of the Offered Bonds are advised to consult their tax advisors concerning the tax treatment of such Bonds.

     Certain Classes of the Offered Bonds may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a Class of Bonds will be treated as holding a Bond with amortizable bond premium will depend on such Bondholder's purchase price and the payments remaining to be made on such Bond at the time of its acquisition by such Bondholder. Holders of such Classes of Bonds should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Federal Income Tax Consequences--Taxation of Bonds--Acquisition Premium" in the Prospectus.

Backup Withholding and Information Reporting

     Payments of interest and principal, as well as payments of proceeds from the sale of Offered Bonds, may be subject to the "backup withholding tax" under
Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     The Trustee or the Administrator on behalf of the Issuer will report to Bondholders and to the IRS for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Offered Bonds.

                          CERTAIN ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA), (b) plans described in Section 4975(e)(1) of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include plan assets by reason of a plan's investment in such entities (each of (a), (b) and (c), a "Plan") and (d) persons who have certain specified relationships to such Plans ("Parties in Interest" under ERISA and "Disqualified Persons" under the Code). Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114
S. Ct. 517 (1993), (the "Harris Case") a life insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and such insurance company might be treated as a Party in Interest with respect to a Plan by virtue of such investment. ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA and prohibits certain transactions between a Plan and Parties in Interest or Disqualified Persons with respect to such Plans.

     The Depositor, the Trustee, ICCMIC, the Master Servicer and the Special Servicer may be the sponsor of our investment advisor with respect to one or more Plans. Because such parties may receive certain benefits in connection with the sale of Bonds, the purchase of the Bonds using Plan assets over which any of such parties has investment authority might be deemed to be a violation of the prohibited transaction rules of ERISA and the Code for which no exemption may be available. Accordingly, the Bonds should not be purchased using the assets of any Plan if any of the Depositor, the Trustee, ICCMIC, the Master Servicer and the Special Servicer has investment authority with respect to such assets.

     In addition, the Depositor or ICCMIC, because of their activities or the activities of their affiliates, may be deemed to be a Party in Interest or Disqualified Person with respect to certain Plans, including but not limited to Plans sponsored by such entities. If the Bonds are acquired by a Plan with respect to which a the Depositor, ICCMIC or an affiliate is a Party in Interest or Disqualified Person, such transaction could be deemed to be a direct or indirect extension of credit in violation of the prohibited transaction rules of ERISA and the Code unless such transaction were subject to one or more statutory or administrative exemptions such as Prohibited Transaction Class Exemption ("PTCE") 90-1, which exempts certain transactions involving insurance company pooled separate accounts; PTCE 95-60, which exempts certain transactions involving insurance company general accounts; PTCE 91-38, which exempts certain transactions involving bank collective investment funds; PTCE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager"; or PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by certain "in-house" asset managers. It should be noted, however, that even if the conditions specified in one or more of these exemptions are met, the scope of relief provided by these exemptions may not necessarily cover all acts that might be construed as prohibited transactions.

     Accordingly, prior to making an investment in the Bonds, a Plan investor must determine whether, and each fiduciary causing the Bonds to be purchased by, on behalf of or using the assets of a Plan that is subject to the prohibited transaction rules of Title I of ERISA or Section 4975 of the Code shall be deemed to have represented that, an exemption from the prohibited transaction rules applies such that the use of the assets of such Plan to purchase the Bonds does not and will not constitute a non-exempt prohibited transaction in violation of Section 406 of ERISA or Section 4975 of the Code, which could be subject to a civil penalty assessed pursuant to Section 502 of ERISA or a tax imposed under Section 4975 of the Code.

     Under a regulation issued by the Department of Labor (the "Plan Asset Regulation"), if a Plan makes an "equity" investment in a corporation, partnership, trust or certain other entities, the underlying assets and properties of such entity will be deemed for purposes of ERISA to be assets of the investing Plan unless certain exceptions set forth in the regulation apply. The Plan Asset Regulation defines an "equity interest" as any interest in an entity other than an instrument that is treated as indebtedness under applicable locals law and which has no substantial equity features. If the Bonds are treated as debt for purposes of the Plan Asset Regulation, the mortgages and the other assets of the Trust should not be deemed to be assets of an investing Plan. If, however, the Bonds were treated as "equity" for purposes of the Plan Asset Regulation, a Plan purchasing such Bonds could be treated as holding the Mortgage Loans and the other assets of the Issuer. Although there can be no assurances in this regard, it appears that the Bonds, which are denominated as debt, should be treated as debt and not as "equity interests" for purposes of the Plan Asset Regulation.

     It should be noted that the Small Business Job Protection Act of 1996 added new Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and Section 4975 of the Code. Pursuant to
Section 401(c), the Department of Labor is required to issue final regulations (the "General Account Regulations") not later than December 31, 1997 with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account. On December 22, 1997, the Department of Labor issued proposed General Account Regulations (62 FR 66908 et seq.). The final General Account Regulations are to provide guidance on which assets held by the insurer constitute "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and Section 4975 of the Code. Section 401(c) also provides that, except in the case of avoidance of the General Account Regulation and actions brought by the Secretary of labor relating to certain breaches of fiduciary duties that also constitute breaches of state of federal criminal law, until the date that is 18 months after the General Account Regulations become final, no liability under the fiduciary responsibility and prohibited transaction provisions of ERISA and Section 4975 may result on the basis of a claim that the assets of the general account of an insurance company constitute the plan assets of any such plan. (The plan asset status of insurance company separate accounts unaffected by new Section 401(c) of ERISA, and separate account assets continue to be treated as the plan assets of such Plan invested in a separate account.) Because of the breadth of the holding in the Harris Case, because the safe harbor of section 401(c) is terminable, and because of uncertainties with regard to the substance of the final General Account Regulations, insurance companies purchasing Bonds with assets of their general account will be regarded, for purposes of the deemed representation discussed in the immediately preceding paragraph, purchasing the Bonds with Plan assets.

                                LEGAL INVESTMENT

     The Class ___, Class ___, Class ___, Class ___ and Class __ Bonds will be "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA") [for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization]. The Class ___, Class ___ and Class
___ Bonds will not be "mortgage related securities" within the meaning of SMMEA.

     In addition, institutions whose investment activities are subject to review by certain regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage-backed securities. Furthermore, certain states have enacted legislation overriding the legal investment provisions of SMMEA.

     [Except as to the status of certain classes of Offered Bonds as "mortgage related securities", no] [No] representations as to the proper characterization of any class of Offered Bonds for legal investment, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase any class of Offered Bonds under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Offered Bonds. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Bonds constitute a legal investment or is subject to investment, capital or other restrictions.

     See "Legal Investment" in the Prospectus.

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in an Underwriting Agreement dated _____________, 199_ (the "Underwriting Agreement") between the [Owner Trustee, on behalf of the Issuer,] and the Underwriter, the Underwriter has agreed to purchase and the [Issuer] has agreed to sell to the Underwriter each Class of the Offered Bonds. It is expected that delivery of the Offered Bonds will be made only in book-entry form through the Same Day Funds Settlement System of DTC on or about _____________, 199__, against payment therefor in immediately available funds.

     The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the Offered Bonds is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Depositor's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Commission.

     The distribution of the Offered Bonds by the Underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the [Issuer] from the sale of the Offered Bonds, before deducting expenses payable by the [Issuer], will be approximately ____% of the aggregate Bond Principal Amount of the Offered Bonds plus accrued interest thereon from the Accrual Date. The
Underwriter may effect such transactions by selling the Offered Bonds to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Bonds, the Underwriter may be deemed to have received compensation from the [Issuer] in the form of underwriting compensation. The Underwriter and any dealers that participate with such Underwriter in the distribution of the Offered Bonds may be deemed to be underwriters and any profit on the resale of the Offered Bonds positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act.

     The Underwriting Agreement provides that the [Issuer] will indemnify the Underwriter, and that under limited circumstances the Underwriter will indemnify the [Issuer], against certain civil liabilities under the Securities Act or contribute to payments required to be made in respect thereof.

     The [Issuer] has also been advised by the Underwriter that the Underwriter presently intends to make a market in the Offered Bonds; however, the Underwriter has no obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active public market for the Offered Bonds will develop. See "Risk Factors--Limited Liquidity" herein and "Risk Factors--Limited Liquidity For Bonds" in the Prospectus.


     If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will be used by Imperial Capital Group, LLC in connection with offers and sales related to market-making transactions in the Offered Certificates with respect to which Imperial Capital Group, LLC acts as principal. Imperial Capital Group, LLC may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.


                                  LEGAL MATTERS

     The validity of the Bonds and certain federal income tax matters will be passed upon for the Depositor by Cadwalader Wickersham & Taft. Certain legal matters relating to the Bonds will be passed upon for the Underwriter[s] by
_____________.

                                     RATINGS

     It is a condition to the issuance of the Offered Bonds that the respective Classes thereof receive the following credit ratings from ____________________ ("______") and/or ________________ ("________"; and together with _______, the
"Rating Agencies"):

            Class            [Rating Agency]          [Rating Agency]
            -----
          Class A-1
          Class A-2
          Class B
          Class C
          Class D

     The ratings on the Offered Bonds address the likelihood of the timely receipt by holders thereof of all payments of interest to which they are entitled on each Payment Date and the ultimate receipt by the holders thereof of all payments of principal to which they are entitled on or before their Stated Maturity. The ratings take into consideration the credit quality of the Mortgage Pool, structural and legal aspects associated with the Offered Bonds, and the extent to which the payment stream from the Mortgage Pool is adequate to make payments of principal and interest required under the Offered Bonds. The ratings on the respective Classes of Offered Bonds do not represent any assessment of
(i) the likelihood or frequency of principal  prepayments on the Mortgage Loans,
(ii) the degree to which such prepayments might differ from those originally anticipated or (iii) whether and to what extent Prepayment Premiums will be received or that Yield Maintenance Amounts will be paid. Also a security rating does not represent any assessment of the yield to maturity that investors may experience. In general, the ratings address credit risk and not prepayment risk.

     There can be no assurance as to whether any rating agency not requested to rate the Offered Bonds will nonetheless issue a rating to any Class thereof and, if so, what such rating would be. A rating assigned to any Class of Offered Bonds by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by either Rating Agency.

     The ratings on the Offered Bonds should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                         INDEX OF PRINCIPAL DEFINITIONS

                                       A

Accrued Bond Interest.......................................................
Adjusted Collateral Value...................................................
Administration Agreement....................................................
Administration Fee..........................................................
Administrator...............................................................
ARM Loan....................................................................
Asset Strategy Report.......................................................
Assumed Final Payment Date..................................................
Assumed Scheduled Payment...................................................
Assumed Settlement Date.....................................................

                                       B

Balloon Loans...............................................................
Balloon Payment.............................................................
Bond Interest Rate..........................................................
Bond Owner..................................................................
Bond Registrar..............................................................
Bondholders.................................................................
Bonds.......................................................................

                                       C

CERCLA......................................................................
Class.......................................................................
Class A Bonds...............................................................
Closing Date................................................................
Code........................................................................
Collateral..................................................................
Collateral Value Adjustment.................................................
Collateral Value Adjustment Capitalization Amount...........................
Collection Account..........................................................
Collection Period...........................................................
Compensating Interest Payment...............................................
Conversion Price............................................................
Converted Mortgage Loan.....................................................
Convertible Mortgage Loans..................................................
Converting Mortgage Loan....................................................
Corporate Trust Office......................................................
Cut-off Date................................................................
Cut-off Date LTV Ratio......................................................

                                       D

Debt Service Coverage Ratio.................................................
Defaulted Mortgage Loan.....................................................
Definitive Bond.............................................................
Deposit Trust Agreement.....................................................
Depositor...................................................................
Determination Date..........................................................
Directing Bondholder........................................................
DSCR........................................................................
DTC.........................................................................
DTC Participants............................................................
Due Date....................................................................

                                       E

ERISA.......................................................................
ESA.........................................................................
Extension Advisor...........................................................

                                       F

FIRREA......................................................................
Form 8-K....................................................................

                                       G

General Account Regulations.................................................
Gross Margin................................................................

                                       H

Harris Case.................................................................
Hybrid Rate Mortgage Loans..................................................

                                       I

ICCMIC......................................................................
Indenture...................................................................
Index.......................................................................
Initial Pool Balance........................................................
Interest Accrual Period.....................................................
Interest Rate Adjustment Date...............................................
IRS.........................................................................
Issuer......................................................................
Issuer's Equity.............................................................
Issuer Event of Default.....................................................

                                       L

Lock-out Date...............................................................
Lock-out Period.............................................................
Loss Mortgage Loan..........................................................

                                       M

Maturity Date LTV Ratio.....................................................
Modeling Assumptions........................................................
Monitoring Bondholder.......................................................
Monthly Payments............................................................
Mortgage....................................................................
Mortgage Loan Purchase Agreement............................................
Mortgage Loan Seller........................................................
Mortgage Loans..............................................................
Mortgage Note...............................................................
Mortgage Pool...............................................................
Mortgaged Properties........................................................
Mortgaged Property..........................................................
Mortgagor...................................................................

                                       N

Net Aggregate Prepayment Interest Shortfall.................................
Net Operating Income........................................................

                                       O

Offered Bonds...............................................................
OID Regulations.............................................................
Originator..................................................................
Overcollateralization Amount................................................
Owner Trustee...............................................................
Owner Trustee Fee...........................................................
Ownership Certificates......................................................

                                       P

P&I Advance.................................................................
P&I Advances................................................................
Payment Adjustment Date.....................................................
Payment Date................................................................
Plan........................................................................
Plan Asset Regulation.......................................................
Prepayment Interest Excess..................................................
Prepayment Interest Shortfall...............................................
Prepayment Premium..........................................................
Principal Payment Amount....................................................
Private Bonds...............................................................
Prospectus..................................................................
PTCE........................................................................

                                       R

Rating Agencies.............................................................
Realized Loss...............................................................
Record Date.................................................................
REIT........................................................................
REMIC.......................................................................
REO Property................................................................
Required Appraisal Date.....................................................

                                       S

Scheduled Payment...........................................................
Securities Act..............................................................
Senior Bonds................................................................
Servicer....................................................................
Servicing Agreement.........................................................
Servicing Fee...............................................................
Servicing Fee Rate..........................................................
Servicing Standard..........................................................
Servicing Transfer Event....................................................
SMMEA.......................................................................
Special Servicer Report.....................................................
Specially Serviced Mortgage Loan............................................
Stated Principal Balance....................................................
Subordinate Bonds...........................................................

                                       T

TMP.........................................................................
Trust Estate................................................................
Trustee.....................................................................
Trustee Fee.................................................................
Trustee Fee Rate............................................................
Trustee Report..............................................................

                                       U

Underwriter.................................................................
Underwriting Agreement......................................................

                                       V

Voting Rights...............................................................

                                       Y

Yield Maintenance Amount....................................................

================================================================================

No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the Prospectus.


                                  $
                                 (Approximate)


                          ICCMAC COMMERCIAL TRUST[__]
                                    (Issuer)


                         Collateralized Mortgage Bonds


                                 Series 199_-_
                         Class A-1, Class A-2, Class B,
                              Class C, and Class D

                                ---------------
                             PROSPECTUS SUPPLEMENT
                                ---------------

                                 [UNDERWRITER]

                             Dated __________, 199_

                                ---------------

                               TABLE OF CONTENTS

                             Prospectus Supplement                          Page

Summary of Prospectus Supplement............................................
Risk Factors................................................................
Description Of The Mortgage Pool............................................
Servicing Of The Mortgage Loans.............................................
Description of the Bonds....................................................
The Issuer..................................................................
The Owner Trustee...........................................................
The Administrator...........................................................
Yield and Maturity Considerations...........................................
Federal Income Tax Consequences.............................................
Certain ERISA Considerations................................................
Legal Investment............................................................
Method of Distribution......................................................
Legal Matters...............................................................
Ratings.....................................................................
Index of Principal Definitions..............................................

                                   Prospectus

Prospectus Supplement.......................................................
Available Information.......................................................
Incorporation of Certain Documents By Reference.............................
Summary of Prospectus.......................................................
Risk Factors................................................................
Description of the Trust Funds..............................................
Use of Proceeds.............................................................
Yield Considerations........................................................
The Depositor...............................................................
Description of the Bonds....................................................
Description of the Agreements...............................................
Description of Credit Support...............................................
Certain Legal Aspects of the Mortgage Loans and Leases......................

Federal Income Tax Consequences.............................................

State Tax considerations....................................................
ERISA Considerations........................................................
Legal Investment............................................................
Plan of Distribution........................................................
Legal Matters...............................................................
Financial Information.......................................................
Ratings.....................................................................
Index of Principal Definitions..............................................

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.*+

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the Bonds, other than underwriting discounts and commissions:

          SEC Registration Fee....................................$295
          Printing and Engraving Fees.............................   +
          Legal Fees and Expenses.................................   +
          Accounting Fees and Expenses............................   +
          Trustee Fees and Expenses...............................   +
          Rating Agency Fees......................................   +
          Miscellaneous...........................................   +

               Total..............................................$295
                                                                  ====

---------------
* All amounts except the SEC Registration Fee are estimates of expenses incurred or to be incurred in connection with the issuance and distribution of Bonds in an aggregate principal amount assumed for these purposes to be equal to $1,000,000 of Bonds registered hereby.

+ To be provided by amendment.

Item 15.  Indemnification of Directors and Officers.

     Under the proposed form of Underwriting Agreement, the Underwriter is obligated under certain circumstances to indemnify officers and directors of Imperial Credit Commercial Mortgage Acceptance Corp. (the "Company") who sign the Registration Statement, and certain controlling persons of the Company, against certain liabilities, including liabilities under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended.

     The Company's Certificate of Incorporation provides for indemnification of directors and officers of the Company to the full extent permitted by California law.

     Section 317 of the California General Corporation Law provides, in substance, that California corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they are or were such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The California General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

     The Indenture will provide that no director, officer, employee or agent of the Company will be liable to the Issuer or the Bondholders for any action taken or for refraining from the taking of any action pursuant to the Indenture, except for such person's own misfeasance, bad faith or gross negligence in the performance of duties. The Indenture will provide further that, with the exceptions stated above, any director, officer, employee or agent of the Company will be indemnified and held harmless by the Issuer against any loss, liability or expense incurred in connection with any legal action relating to the Indenture or the Bonds, other than any loss, liability or expense (i) related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to the Indenture), (ii) incurred in connection with any violation by him or her of any state or federal securities law or (iii) imposed by any taxing authority if such loss, liability or expense is not specifically reimbursable pursuant to the terms of the Indenture.

Item 16.  Exhibits.


           1.1  Form of Underwriting Agreement*
           3.1  Articles of Incorporation of the Company*
           3.2  By-laws of the Company*
           4.1  Form of Indenture*
           4.2  Form of Servicing Agreement*
           4.3  Form of Deposit Trust Agreement*
           4.4  Form of Administration Agreement*
           5.1  Opinion of Cadwalader, Wickersham & Taft as to legality*
           8.1 Opinion of Cadwalader, Wickersham & Taft as to certain tax matters (included in Exhibit 5.1)*
          23.1  Consent of  Cadwalader,  Wickersham & Taft (included in Exhibits
                5.1 and 8.1)*
          24.1 Powers of Attorney (included on page II-3 of the Registration Statement)*

          ---------------
          * Previously filed.


Item 17.  Undertakings.

A.        Undertaking in respect of indemnification.

     Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

B.        Other Undertakings.

     The Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Act;

               (ii) to reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement;

          (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

          (4) That, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Securities and Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, Imperial Credit Commercial Mortgage Acceptance Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of the sale of the securities registered hereunder, and has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 7th day of October, 1998.


                                             IMPERIAL CREDIT COMMERCIAL MORTGAGE
                                             ACCEPTANCE CORP.


                                             By:  /s/ Mark S. Karlan
                                                  ------------------------------
                                                      Mark S. Karlan
                                                      President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on October 7, 1998.



Signature                                   Title


     /s/ Mark S. Karlan                     Director and Chief Executive Officer
-----------------------------------
         Mark S. Karlan



                (1)                         Director

-----------------------------------
    Kevin E. Villani



                (1)                         Director

-----------------------------------
         H. Wayne Snavely



                                            Chief Financial Officer
                (1)                         and Chief Accounting Officer

-----------------------------------
         Michael Meltzer



By:  /s/ Mark S. Karlan
---- ------------------------------
         Mark S. Karlan
         Attorney-in-fact(1)


(1) Mark S. Karlan, by signing his name hereto, does sign the document on behalf of the person indicated above pursuant to a power of attorney duly executed by such person and filed with the Securities and Exchange Commission.

                                  EXHIBIT INDEX

Exhibit                         Description                                 Page
-------                         -----------                                 ----


  1.1     Form of Underwriting Agreement*
  3.1     Certificate of Incorporation of the Company*
  3.2     By-laws of the Company*
  4.1     Form of Indenture*
  4.2     Form of Servicing Agreement*
  4.3     Form of Deposit Trust Agreement*
  4.4     Form of Administration Agreement*
  5.1     Opinion of Cadwalader, Wickersham & Taft as to legality*
  8.1 Opinion of Cadwalader, Wickersham & Taft as to certain tax matters (included in Exhibit 5.1)*
 23.1     Consent of  Cadwalader,  Wickersham & Taft (included in
          Exhibits 5.1 and 8.1)*
 24.1 Powers of Attorney (included on page II-3 of the Registration Statement)*

---------------
* Previously filed.